UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-02464

MFS SERIES TRUST IX

(Exact name of registrant as specified in charter)

500 Boylston Street, Boston, Massachusetts 02116

(Address of principal executive offices) (Zip code)

Susan S. Newton

Massachusetts Financial Services Company

500 Boylston Street

Boston, Massachusetts 02116

(Name and address of agents for service)

Registrant’s telephone number, including area code: (617) 954-5000

Date of fiscal year end: April 30*

Date of reporting period: April 30, 2011

*	This Form N-CSR pertains to the following series of the Registrant: MFS Bond Fund, MFS Limited Maturity Fund, MFS Municipal Limited Maturity Fund, MFS Research Bond Fund and MFS Research Bond Fund J. The MFS Research Bond Fund J was terminated as a series of the Registrant as of March 30, 2011.The remaining series of the Registrant, MFS Inflation-Adjusted Bond Fund, has a fiscal year end of October 31.

ITEM 1.	REPORTS TO STOCKHOLDERS.

MFS Research Bond Fund J, a series of the Registrant, did not have any shareholders as of period end. For further information please see the introductory footnote.

MFS® Bond Fund

ANNUAL REPORT

April 30, 2011

MFB-ANN

MFS® BOND FUND

SIPC Contact Information: You may obtain information about the Securities Investor Protection Corporation (“SIPC”), including the SIPC Brochure, by contacting SIPC either by telephone (1-202-371-8300) or by accessing SIPC’s web site address (www.sipc.org).

The report is prepared for the general information of shareholders.

It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

LETTER FROM THE CEO

Dear Shareholders:

After an extended rebound in the financial markets, uncertainty returned in 2010 as investors began to question the durability of the recovery for global economies and markets. That uncertainty led to increased risk aversion, especially as investors saw the eurozone struggle with the debt woes of many of its members and amid a weakening trend in the global macroeconomic data. Last September, the U.S. Federal Reserve Board’s promises to further loosen monetary policy helped assuage market fears and drive asset prices off their recent lows. A combination of solid earnings and improving economic data gave an additional boost to investor sentiment. For 2011, we are cautiously optimistic that economic growth will continue to improve and that the global economies will recover from the shocks of the past few years. We expect the pace of recovery worldwide to be uneven and volatile and acknowledge the elevated uncertainty created by events in Japan, Europe, and the Middle East.

As always, we continue to be mindful of the many economic challenges faced at the local, national, and international levels. It is in times such as these that we want to remind investors of the merits of maintaining a long-term view, adhering to basic investing principles such as asset allocation and diversification, and working closely with their advisors to research and identify appropriate investment opportunities.

Respectfully,

Robert J. Manning

Chairman and Chief Executive Officer

MFS Investment Management®

June 17, 2011

The opinions expressed in this letter are subject to change, may not be relied upon for investment advice, and no forecasts can be guaranteed.

1

PORTFOLIO COMPOSITION

Portfolio structure (i)

Fixed income sectors (i)
High Grade Corporates	60.1%
High Yield Corporates	25.2%
Emerging Markets Bonds	6.8%
Commercial Mortgage-Backed Securities	4.2%
Collateralized Debt Obligations	1.4%
Floating Rate Loans	0.3%
Asset-Backed Securities	0.1%
Mortgage-Backed Securities	0.1%
Residential Mortgage-Backed Securities (o)	0.0%

Composition including fixed income credit quality (a)(i)
AAA	1.9%
AA	4.2%
A	17.1%
BBB	47.1%
BB	21.8%
B	5.0%
CCC	0.4%
C (o)	0.0%
Federal Agencies	0.1%
Not Rated	0.6%
Cash & Other	1.8%

Portfolio facts (i)
Average Duration (d)	5.2
Average Effective Maturity (m)	7.7 yrs.

(a)	For all securities other than those specifically described below, ratings are assigned to underlying securities utilizing ratings from Moody’s, Fitch, and Standard & Poor’s rating agencies and applying the following hierarchy: If all three agencies provide a rating, the middle rating (after dropping the highest and lowest ratings) is assigned; if two of the three agencies rate a security, the lower of the two is assigned. Ratings are shown in the S&P and Fitch scale (e.g., AAA). All ratings are subject to change. Federal Agencies includes rated and unrated U.S. Agency fixed-income securities, U.S. Agency mortgage-backed securities, and collateralized mortgage obligations of U.S. Agency mortgage-backed securities. Not Rated includes fixed income securities which have not been rated by any rating agency. Cash & Other includes cash, other assets less liabilities, offsets to derivative positions, and short-term securities. The fund may not hold all of these instruments. The fund itself has not been rated.
(d)	Duration is a measure of how much a bond’s price is likely to fluctuate with general changes in interest rates, e.g., if rates rise 1.00%, a bond with a 5-year duration is likely to lose about 5.00% of its value due to the interest rate move.

2

Portfolio Composition – continued

(i)	For purposes of this presentation, the components include the market value of securities, and reflect the impact of the equivalent exposure of derivative positions, if applicable. These amounts may be negative from time to time. The bond component will include any accrued interest amounts. Equivalent exposure is a calculated amount that translates the derivative position into a reasonable approximation of the amount of the underlying asset that the portfolio would have to hold at a given point in time to have the same price sensitivity that results from the portfolio’s ownership of the derivative contract. When dealing with derivatives, equivalent exposure is a more representative measure of the potential impact of a position on portfolio performance than market value. Where the fund holds convertible bonds, these are treated as part of the equity portion of the portfolio.
(m)	In determining an instrument’s effective maturity for purposes of calculating the fund’s dollar-weighted average effective maturity, MFS uses the instrument’s stated maturity or, if applicable, an earlier date on which MFS believes it is probable that a maturity-shortening device (such as a put, pre-refunding or prepayment) will cause the instrument to be repaid. Such an earlier date can be substantially shorter than the instrument’s stated maturity.
(o)	Less than 0.1%.

Percentages are based on net assets as of 4/30/11.

The portfolio is actively managed and current holdings may be different.

3

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended April 30, 2011, Class A shares of the MFS Bond Fund (the “fund”) provided a total return of 9.46%, at net asset value. This compares with a return of 7.03% for the fund’s benchmark, the Barclays Capital U.S. Credit Bond Index.

Market Environment

After about a year of almost uninterrupted macroeconomic and financial market improvement following the global credit crisis, the second and third quarters of 2010 witnessed heightened risk aversion. This “risk-off” environment derived from a much greater concern surrounding the public-debt profiles of several of the peripheral European countries, as well as a weakening trend in global macroeconomic data. These two dynamics caused most asset prices to retrench significantly, as many questioned the durability of the global recovery.

Towards the middle of the period, the U.S. Federal Reserve (the Fed) indicated that further monetary loosening would be forthcoming if macroeconomic activity did not show signs of improvement. The prospects for, and subsequent implementation of, more easing by the Fed improved market sentiment and drove risk-asset prices markedly higher. The December agreement on a surprisingly large (relative to expectations) expansionary U.S. fiscal package also boosted sentiment. During the subsequent several months, the renewed positive market sentiment, coupled with better indications of global macroeconomic activity, pushed many asset valuations to post-crisis highs. At the same time, global sovereign bond yields initially rose amidst the more “risk-seeking” environment, but fell modestly as the period came to a close.

Factors Affecting Performance

Relative to the Barclays Capital U.S. Credit Bond Index, the fund’s greater exposure to “BB” rated (r) securities was a key contributor to performance as this sector of the market was the best-performing credit quality tier during the reporting period. The fund’s return from yield, which was greater than that of the benchmark, was another positive factor for relative performance. Yield curve (y) positioning also benefited results, particularly the fund’s lesser exposure to the long end of the curve.

4

Management Review – continued

A lesser exposure to “A” rated securities detracted from relative performance as credit spreads narrowed in the second half of the reporting period.

Respectfully,

Richard Hawkins	Robert Persons
Portfolio Manager	Portfolio Manager

(r)	Bonds rated “BBB”, “Baa”, or higher are considered investment grade; bonds rated “BB”, “Ba”, or below are considered non-investment grade. The source for bond quality ratings is Moody’s Investors Service, Standard & Poor’s and Fitch, Inc. and are applied using the following hierarchy: If all three agencies provide a rating, the middle rating (after dropping the highest and lowest ratings) is assigned; if two of the three agencies rate a security, the lower of the two is assigned. Ratings are shown in the S&P and Fitch scale (e.g., AAA). For securities which are not rated by any of the three agencies, the security is considered Not Rated.

(y)	A yield curve graphically depicts the yields of different maturity bonds of the same credit quality and type; a normal yield curve is upward sloping, with short-term rates lower than long-term rates.

The views expressed in this report are those of the portfolio managers only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

5

PERFORMANCE SUMMARY THROUGH 4/30/11

The following chart illustrates a representative class of the fund’s historical performance in comparison to its benchmark(s). Performance results include the deduction of the maximum applicable sales charge and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. The performance of other share classes will be greater than or less than that of the class depicted below. Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect sales charges, commissions or expenses. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your shares, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on fund distributions or the redemption of fund shares.

Growth of a Hypothetical $10,000 Investment

6

Performance Summary – continued

Total Returns through 4/30/11

Average annual without sales charge

Share class	Class inception date	1-yr	5-yr	10-yr	Life (t)
A	5/08/74	9.46%	7.84%	6.94%	N/A
B	9/07/93	8.58%	7.07%	6.19%	N/A
C	1/03/94	8.59%	7.06%	6.19%	N/A
I	1/02/97	9.65%	8.12%	7.24%	N/A
R1	4/01/05	8.59%	7.02%	N/A	5.94%
R2	10/31/03	9.11%	7.53%	N/A	6.06%
R3	4/01/05	9.38%	7.80%	N/A	6.70%
R4	4/01/05	9.65%	8.10%	N/A	7.01%
Comparative benchmark
Barclays Capital U.S. Credit Bond Index (f)		7.03%	6.85%	6.41%	N/A
Average annual with sales charge
A With Initial Sales Charge (4.75%)		4.26%	6.79%	6.42%	N/A
B With CDSC (Declining over six years from 4% to 0%) (x)		4.58%	6.77%	6.19%	N/A
C With CDSC (1% for 12 months) (x)		7.59%	7.06%	6.19%	N/A

Class I, R1, R2, R3, and R4 shares do not have a sales charge.

CDSC	– Contingent Deferred Sales Charge.
(f)	Source: FactSet Research Systems Inc.
(t)	For the period from the class inception date through the stated period end (for those share classes with less than 10 years of performance history). No comparative benchmark performance information is provided for “life” periods. (See Notes to Performance Summary.)
(x)	Assuming redemption at the end of the applicable period.

Benchmark Definition

Barclays Capital U.S. Credit Bond Index – a market capitalization-weighted index that measures the performance of publicly issued, SEC-registered, U.S. corporate and specified foreign debentures and secured notes that meet specified maturity, liquidity, and quality requirements.

It is not possible to invest directly in an index.

Notes to Performance Summary

Average annual total return represents the average annual change in value for each share class for the periods presented. Life returns are presented where the share class has less than 10 years of performance history and represent the

7

Performance Summary – continued

average annual total return from the class inception date to the stated period end date. As the fund’s share classes may have different inception dates, the life returns may represent different time periods and may not be comparable. As a result, no comparative benchmark performance information is provided for life periods.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

8

EXPENSE TABLE

Fund expenses borne by the shareholders during the period,

November 1, 2010 through April 30, 2011

As a shareholder of the fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on certain purchase or redemption payments, and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period November 1, 2010 through April 30, 2011.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

9

Expense Table – continued

Share Class		Annualized Expense Ratio	Beginning Account Value 11/01/10	Ending Account Value 4/30/11	Expenses Paid During Period (p) 11/01/10-4/30/11
A	Actual	0.86%	$1,000.00	$1,026.38	$4.32
	Hypothetical (h)	0.86%	$1,000.00	$1,020.53	$4.31
B	Actual	1.61%	$1,000.00	$1,022.57	$8.07
	Hypothetical (h)	1.61%	$1,000.00	$1,016.81	$8.05
C	Actual	1.61%	$1,000.00	$1,021.81	$8.07
	Hypothetical (h)	1.61%	$1,000.00	$1,016.81	$8.05
I	Actual	0.60%	$1,000.00	$1,027.66	$3.02
	Hypothetical (h)	0.60%	$1,000.00	$1,021.82	$3.01
R1	Actual	1.61%	$1,000.00	$1,021.81	$8.07
	Hypothetical (h)	1.61%	$1,000.00	$1,016.81	$8.05
R2	Actual	1.11%	$1,000.00	$1,024.36	$5.57
	Hypothetical (h)	1.11%	$1,000.00	$1,019.29	$5.56
R3	Actual	0.86%	$1,000.00	$1,025.63	$4.32
	Hypothetical (h)	0.86%	$1,000.00	$1,020.53	$4.31
R4	Actual	0.61%	$1,000.00	$1,026.91	$3.07
	Hypothetical (h)	0.61%	$1,000.00	$1,021.77	$3.06

(h)	5% class return per year before expenses.
(p)	Expenses paid is equal to each class’ annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year. Expenses paid do not include any applicable sales charges (loads). If these transaction costs had been included, your costs would have been higher.

10

PORTFOLIO OF INVESTMENTS

4/30/11

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Bonds - 96.1%
Issuer	Shares/Par	Value ($)

Aerospace - 1.9%
BE Aerospace, Inc., 8.5%, 2018	$12,742,000	$14,207,330
Bombardier, Inc., 7.75%, 2020 (n)	11,075,000	12,334,781

		$26,542,111
Airlines - 0.6%
American Airlines Pass-Through Trust, 6.817%, 2011	$6,831,000	$6,848,078
Continental Airlines, Inc., 7.25%, 2019	2,095,466	2,242,146

		$9,090,224
Asset-Backed & Securitized - 5.7%
Anthracite Ltd., “A”, CDO, FRN, 0.573%, 2019 (z)	$2,871,069	$2,612,673
ARCap REIT, Inc., CDO, “G”, 6.065%, 2045 (q)(z)	2,150,000	198,875
Bayview Financial Revolving Mortgage Loan Trust, FRN, 1.811%, 2040 (z)	2,135,896	1,204,617
BlackRock Capital Finance LP, 7.75%, 2026 (n)	476,565	61,953
Brazilian Merchant Voucher Receivables Ltd., 5.911%, 2011 (z)	361,891	365,510
Capital Trust Realty Ltd., CDO, 5.16%, 2035 (z)	8,469,596	8,559,374
Chase Commercial Mortgage Securities Corp., 6.6%, 2029 (z)	927,330	967,558
Citigroup/Deutsche Bank Commercial Mortgage Trust, 5.322%, 2049	3,851,426	4,134,928
Citigroup/Deutsche Bank Commercial Mortgage Trust, FRN, 5.366%, 2049	2,920,000	2,874,857
Commercial Mortgage Pass-Through Certificates, “A4”, 5.306%, 2046	2,990,290	3,234,028
Credit Suisse Mortgage Capital Certificate, 5.311%, 2039	3,415,000	3,652,748
Crest Ltd., “A2”, CDO, 4.669%, 2018 (z)	2,363,580	2,192,220
Falcon Franchise Loan LLC, FRN, 3.947%, 2025 (i)(z)	11,574,070	912,037
First Union-Lehman Brothers Commercial Mortgage Trust, 7%, 2029 (n)	1,566,963	1,620,887
G-Force LLC, CDO, “A2”, 4.83%, 2036 (z)	3,137,004	3,121,319
GMAC LLC, FRN, 6.02%, 2033 (z)	2,021,055	2,094,655
GMAC LLC, FRN, 7.936%, 2034 (n)	3,212,000	3,212,000
Greenwich Capital Commercial Funding Corp., FRN, 6.078%, 2038	2,125,000	2,272,573
JPMorgan Chase Commercial Mortgage Securities Corp., 5.42%, 2049	7,161,947	7,761,904
JPMorgan Chase Commercial Mortgage Securities Corp., FRN, 5.572%, 2042 (n)	4,734,928	1,694,852
JPMorgan Chase Commercial Mortgage Securities Corp., FRN, 6.005%, 2049	1,467,768	1,601,369

11

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Bonds - continued
Asset-Backed & Securitized - continued
JPMorgan Chase Commercial Mortgage Securities Corp., FRN, 6.186%, 2051	$9,792,112	$10,498,439
KKR Financial CLO Ltd., “C”, FRN, 1.763%, 2021 (n)	3,651,630	2,976,078
LB Commercial Conduit Mortgage Trust, 2.046%, 2030 (i)	8,582,235	410,350
LB Commercial Conduit Mortgage Trust, FRN, 1.067%, 2030 (i)	9,370,427	195,195
Merrill Lynch Mortgage Trust, FRN, “C”, 6.02%, 2050	1,561,000	763,120
Merrill Lynch/Countrywide Commercial Mortgage Trust, FRN, 5.81%, 2050	3,070,000	3,332,814
Morgan Stanley Capital I, Inc., FRN, 1.208%, 2030 (i)(z)	17,271,742	633,799
PNC Mortgage Acceptance Corp., 7.1%, 2032 (z)	1,236,706	1,236,724
Prudential Securities Secured Financing Corp., FRN, 7.316%, 2013 (z)	3,468,000	3,492,554
Spirit Master Funding LLC, 5.05%, 2023 (z)	2,213,671	1,948,695

		$79,838,705
Automotive - 2.2%
Ford Motor Credit Co. LLC, 8%, 2014	$5,635,000	$6,362,495
Ford Motor Credit Co. LLC, 5%, 2018	7,000,000	7,003,780
Harley-Davidson Financial Services, 3.875%, 2016 (n)	6,200,000	6,249,048
RCI Banque S.A., 4.6%, 2016 (z)	5,188,000	5,271,465
TRW Automotive, Inc., 7.25%, 2017 (n)	5,340,000	5,887,350

		$30,774,138
Biotechnology - 0.1%
Life Technologies Corp., 6%, 2020	$1,160,000	$1,270,454

Broadcasting - 2.3%
CBS Corp., 8.875%, 2019	$4,240,000	$5,396,341
CBS Corp., 5.75%, 2020	1,010,000	1,086,706
Inmarsat Finance PLC, 7.375%, 2017 (n)	6,896,000	7,292,520
News America, Inc., 8.5%, 2025	4,931,000	6,187,241
SIRIUS XM Radio, Inc., 13%, 2013 (n)	7,995,000	9,494,063
WPP Finance, 8%, 2014	2,744,000	3,228,374

		$32,685,245
Brokerage & Asset Managers - 0.4%
TD Ameritrade Holding Co., 4.15%, 2014	$5,138,000	$5,421,196

Building - 1.8%
CEMEX S.A.B. de C.V., 9%, 2018 (n)	$311,000	$322,274
Mohawk Industries, Inc., 6.875%, 2016	11,332,000	12,210,230
Owens Corning, Inc., 6.5%, 2016	11,232,000	12,348,315

		$24,880,819

12

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Bonds - continued
Cable TV - 3.4%
Cablevision Systems Corp., 8%, 2020	$5,895,000	$6,484,500
CCH II LLC, 13.5%, 2016	8,500,000	10,253,125
Cox Communications, Inc., 6.25%, 2018 (n)	1,735,000	1,961,490
DIRECTV Holdings LLC, 7.625%, 2016	2,930,000	3,230,325
DIRECTV Holdings LLC, 5.875%, 2019	3,310,000	3,638,425
Myriad International Holdings B.V., 6.375%, 2017 (n)	3,201,000	3,425,070
TCI Communications, Inc., 9.8%, 2012	3,539,000	3,774,694
Time Warner Cable, Inc., 8.25%, 2019	6,150,000	7,629,727
Time Warner Cable, Inc., 5%, 2020	1,480,000	1,529,974
Time Warner Entertainment Co. LP, 8.375%, 2033	1,734,000	2,190,365
Virgin Media Finance PLC, 9.5%, 2016	4,000,000	4,585,000

		$48,702,695
Chemicals - 3.6%
Ashland, Inc., 9.125%, 2017	$8,963,000	$10,363,469
Dow Chemical Co., 8.55%, 2019	10,554,000	13,531,188
Lyondell Chemical Co., 11%, 2018	14,885,000	16,820,050
Nalco Co., 8.25%, 2017	9,967,000	10,851,571

		$51,566,278
Conglomerates - 0.2%
Kennametal, Inc., 7.2%, 2012	$3,091,000	$3,242,212

Consumer Products - 1.4%
Hasbro, Inc., 6.35%, 2040	$8,846,000	$9,058,561
Newell Rubbermaid, Inc., 5.5%, 2013	4,425,000	4,755,826
Whirlpool Corp., 8%, 2012	5,627,000	5,979,723

		$19,794,110
Consumer Services - 0.5%
Service Corp. International, 7.375%, 2014	$5,360,000	$5,896,000
Service Corp. International, 7%, 2019	1,550,000	1,646,875

		$7,542,875
Containers - 1.3%
Crown Americas LLC, 7.625%, 2017	$11,644,000	$12,721,070
Greif, Inc., 6.75%, 2017	5,864,000	6,215,840

		$18,936,910
Defense Electronics - 0.6%
BAE Systems Holdings, Inc., 6.375%, 2019 (n)	$7,642,000	$8,658,141

13

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Bonds - continued
Electronics - 0.2%
Tyco Electronics Group S.A., 6.55%, 2017	$2,450,000	$2,864,055

Emerging Market Quasi-Sovereign - 2.4%
Development Bank of Kazakhstan, 5.5%, 2015 (n)	$4,065,000	$4,258,088
Gaz Capital S.A., 8.125%, 2014 (n)	2,914,000	3,342,067
KazMunaiGaz Finance B.V., 11.75%, 2015 (n)	2,061,000	2,576,250
Majapahit Holding B.V., 7.75%, 2020 (n)	3,549,000	4,099,095
Novatek Finance Ltd., 5.326%, 2016 (n)	505,000	522,506
Novatek Finance Ltd., 6.604%, 2021 (n)	251,000	264,178
Pemex Finance Ltd., 10.61%, 2017	1,500,000	1,975,602
Petrobras International Finance Co., 3.875%, 2016	6,547,000	6,637,205
PTTEP Canada International Finance Ltd., 5.692%, 2021 (z)	3,301,000	3,337,341
VEB Finance Ltd., 6.902%, 2020 (n)	3,051,000	3,272,198
VTB Capital S.A., 6.465%, 2015 (n)	891,000	951,143
VTB Capital S.A., 6.551%, 2020 (n)	2,245,000	2,281,594

		$33,517,267
Emerging Market Sovereign - 0.3%
Republic of Hungary, 6.375%, 2021	$3,460,000	$3,589,750

Energy - Independent - 5.0%
Anadarko Petroleum Corp., 6.375%, 2017	$4,953,000	$5,594,220
Anadarko Petroleum Corp., 6.45%, 2036	4,296,000	4,426,409
Anadarko Petroleum Corp., 6.2%, 2040	3,600,000	3,590,064
Chesapeake Energy Corp., 6.875%, 2020	9,300,000	10,137,000
Newfield Exploration Co., 6.625%, 2016	10,285,000	10,632,119
Nexen, Inc., 7.5%, 2039	5,160,000	5,987,566
Pioneer Natural Resources Co., 6.65%, 2017	6,900,000	7,569,176
Pioneer Natural Resources Co., 7.5%, 2020	7,237,000	8,200,925
Southwestern Energy Co., 7.5%, 2018	10,149,000	11,531,801
Talisman Energy, Inc., 7.75%, 2019	1,930,000	2,383,535

		$70,052,815
Energy - Integrated - 0.4%
BP Capital Markets PLC, 4.5%, 2020	$4,127,000	$4,159,298
Hess Corp., 8.125%, 2019	1,452,000	1,837,821

		$5,997,119
Entertainment - 0.3%
Viacom, Inc., 3.5%, 2017	$4,200,000	$4,218,862

14

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Bonds - continued
Financial Institutions - 2.8%
CIT Group, Inc., 6.625%, 2018 (z)	$7,448,000	$8,000,373
General Electric Capital Corp., 3.75%, 2014	2,587,000	2,723,682
General Electric Capital Corp., 5.5%, 2020	8,500,000	9,139,999
International Lease Finance Corp., 8.75%, 2017 (n)	555,000	624,375
International Lease Finance Corp., 7.125%, 2018 (n)	3,221,000	3,462,575
SLM Corp., 6.25%, 2016	7,889,000	8,365,054
SLM Corp., 8%, 2020	5,910,000	6,544,303

		$38,860,361
Food & Beverages - 3.9%
Anheuser-Busch InBev S.A., 7.2%, 2014	$3,220,000	$3,680,460
Anheuser-Busch InBev S.A., 7.75%, 2019	4,630,000	5,805,363
Kraft Foods, Inc., 6.125%, 2018	8,190,000	9,287,190
Miller Brewing Co., 5.5%, 2013 (n)	7,185,000	7,825,306
Pernod Ricard S.A., 5.75%, 2021 (z)	4,384,000	4,494,731
Tyson Foods, Inc., 6.6%, 2016	12,881,000	14,394,518
Wm. Wrigley Jr. Co., 3.05%, 2013 (n)	9,894,000	10,095,392

		$55,582,960
Food & Drug Stores - 0.3%
CVS Caremark Corp., 3.25%, 2015	$1,743,000	$1,786,833
CVS Caremark Corp., 5.75%, 2017	2,008,000	2,246,245

		$4,033,078
Forest & Paper Products - 1.4%
Fibria Overseas Finance, 6.75%, 2021 (n)	$5,938,000	$6,249,745
Georgia-Pacific Corp., 7.125%, 2017 (n)	6,000,000	6,375,000
Georgia-Pacific Corp., 5.4%, 2020 (n)	2,164,000	2,183,180
Inversiones CMPC S.A., 4.75%, 2018 (n)	4,391,000	4,332,459

		$19,140,384
Gaming & Lodging - 1.5%
Host Hotels & Resorts, Inc., 6.75%, 2016	$8,900,000	$9,189,250
Wyndham Worldwide Corp., 6%, 2016	11,520,000	12,330,697

		$21,519,947
Insurance - 3.1%
Aflac, Inc., 6.45%, 2040	$4,599,000	$4,709,477
American International Group, Inc., 6.4%, 2020	5,800,000	6,345,304
ING Groep N.V., 5.775% to 2015, FRN to 2049	9,906,000	9,262,110
Metropolitan Life Global Funding, 5.125%, 2014 (n)	2,700,000	2,952,374
Principal Financial Group, Inc., 7.875%, 2014	200,000	232,199
Prudential Financial, Inc., 4.75%, 2015	4,369,000	4,697,741

15

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Bonds - continued
Insurance - continued
Unum Group, 7.125%, 2016	$4,500,000	$5,187,924
UnumProvident Corp., 6.85%, 2015 (n)	8,751,000	9,830,856

		$43,217,985
Insurance - Health - 0.5%
Humana, Inc., 7.2%, 2018	$5,489,000	$6,375,924

Insurance - Property & Casualty - 1.9%
Aon Corp., 6.25%, 2040	$1,832,000	$1,931,895
AXIS Capital Holdings Ltd., 5.75%, 2014	5,545,000	6,039,470
AXIS Capital Holdings Ltd., 5.875%, 2020	1,810,000	1,860,475
Chubb Corp., 6.375% to 2017, FRN to 2067	1,838,000	1,966,660
CNA Financial Corp., 5.875%, 2020	6,010,000	6,354,601
XL Group PLC, 6.5% to 2017, FRN to 2049	2,655,000	2,522,250
ZFS Finance USA Trust II, 6.45% to 2016, FRN to 2065 (n)	1,048,000	1,097,780
ZFS Finance USA Trust V, 6.5% to 2017, FRN to 2067 (n)	4,913,000	5,084,955

		$26,858,086
Machinery & Tools - 0.9%
Case New Holland, Inc., 7.875%, 2017 (n)	$11,046,000	$12,343,905

Major Banks - 9.7%
BAC Capital Trust XIV, 5.63% to 2012, FRN to 2049	$2,000,000	$1,550,000
Bank of America Corp., 3.625%, 2016	4,000,000	4,020,316
Bank of America Corp., 5.65%, 2018	4,060,000	4,324,099
Bank of America Corp., 7.625%, 2019	1,290,000	1,522,133
Bank of America Corp., 5.625%, 2020	360,000	377,844
Bank of America Corp., 5.875%, 2021	1,700,000	1,813,256
Bank of America Corp., 8% to 2018, FRN to 2049	3,200,000	3,461,536
BB&T Corp., 3.95%, 2016	2,500,000	2,611,513
BNP Paribas, 7.195% to 2037, FRN to 2049 (n)	4,300,000	4,257,000
Commonwealth Bank of Australia, 5%, 2019 (n)	1,530,000	1,594,474
Credit Suisse (USA), Inc., 6%, 2018	1,320,000	1,431,753
Goldman Sachs Group, Inc., 5.625%, 2017	7,771,000	8,350,297
Goldman Sachs Group, Inc., 7.5%, 2019	8,443,000	10,025,927
HSBC USA, Inc., 4.875%, 2020	7,140,000	7,107,249
JPMorgan Chase & Co., 4.25%, 2020	6,107,000	5,937,891
JPMorgan Chase Capital XXII, 6.45%, 2037	4,770,000	4,848,323
JPMorgan Chase Capital XXVII, 7%, 2039	1,239,000	1,290,997
Macquarie Group Ltd., 6%, 2020 (n)	6,000,000	6,122,700
Macquarie Group Ltd., 6.25%, 2021 (n)	1,500,000	1,537,401
Merrill Lynch & Co., Inc., 6.15%, 2013	3,390,000	3,673,774

16

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Bonds - continued
Major Banks - continued
Merrill Lynch & Co., Inc., 6.05%, 2016	$3,281,000	$3,530,212
Morgan Stanley, 5.75%, 2016	5,924,000	6,452,083
Morgan Stanley, 6.625%, 2018	5,114,000	5,709,178
Morgan Stanley, 7.3%, 2019	3,930,000	4,506,594
PNC Funding Corp., 5.625%, 2017	7,355,000	8,082,255
Royal Bank of Scotland PLC, 6.125%, 2021	6,760,000	7,158,211
Santander UK PLC, 3.875%, 2014 (n)	2,587,000	2,639,014
UFJ Finance Aruba AEC, 6.75%, 2013	6,193,000	6,829,597
UniCredito Luxembourg Finance S.A., 6%, 2017 (n)	3,160,000	3,221,936
Wachovia Corp., 6.605%, 2025	7,936,000	9,052,817
Wells Fargo & Co., 4.6%, 2021	1,800,000	1,819,249
Wells Fargo & Co., 7.98% to 2018, FRN to 2049	2,157,000	2,372,700

		$137,232,329
Medical & Health Technology & Services - 0.9%
Hospira, Inc., 6.05%, 2017	$5,884,000	$6,618,147
McKesson Corp., 5.7%, 2017	5,010,000	5,622,703
McKesson Corp., 7.5%, 2019	920,000	1,125,118

		$13,365,968
Metals & Mining - 4.8%
ArcelorMittal, 6.5%, 2014	$6,119,000	$6,804,132
ArcelorMittal, 6.125%, 2018	1,138,000	1,231,258
ArcelorMittal, 9.85%, 2019	8,945,000	11,523,790
BHP Billiton Finance Ltd., 5.5%, 2014	100,000	111,392
Freeport-McMoRan Copper & Gold, Inc., 8.375%, 2017	2,727,000	3,006,518
Gold Fields Orogen Holdings Ltd., 4.875%, 2020 (n)	5,180,000	5,000,611
Peabody Energy Corp., 7.375%, 2016	12,030,000	13,563,825
Southern Copper Corp., 6.75%, 2040	8,946,000	8,770,667
Teck Resources Ltd., 10.75%, 2019	5,838,000	7,465,634
Vale Overseas Ltd., 5.625%, 2019	4,236,000	4,508,057
Vale Overseas Ltd., 6.875%, 2039	5,595,000	6,052,151

		$68,038,035
Mortgage-Backed - 0.1%
Fannie Mae, 7.5%, 2030 - 2031	$474,163	$552,601
Fannie Mae, 6.5%, 2032	937,319	1,060,352

		$1,612,953
Natural Gas - Pipeline - 4.3%
El Paso Pipeline Partners LP, 6.5%, 2020	$5,580,000	$6,240,583
Energy Transfer Partners LP, 8.5%, 2014	7,200,000	8,448,487
Energy Transfer Partners LP, 9.7%, 2019	3,520,000	4,612,362

17

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Bonds - continued
Natural Gas - Pipeline - continued
Enterprise Products Operating LP, 5.65%, 2013	$2,434,000	$2,626,654
Enterprise Products Operating LP, 5.2%, 2020	2,000,000	2,108,652
Enterprise Products Partners LP, 6.3%, 2017	3,590,000	4,111,243
Enterprise Products Partners LP, 8.375% to 2016, FRN to 2066	2,791,000	3,031,724
Enterprise Products Partners LP, 7.034% to 2018, FRN to 2068	1,472,000	1,552,960
Kinder Morgan Energy Partners, 6.85%, 2020	1,303,000	1,517,827
Kinder Morgan Energy Partners, 6.5%, 2039	1,000,000	1,061,933
Kinder Morgan Energy Partners LP, 5.125%, 2014	2,559,000	2,813,784
Kinder Morgan Energy Partners LP, 7.4%, 2031	3,627,000	4,160,684
Plains All American Pipeline, LP, 3.95%, 2015	5,710,000	5,942,043
Rockies Express Pipeline, 5.625%, 2020 (n)	5,303,000	5,367,840
Spectra Energy Capital LLC, 8%, 2019	5,750,000	7,095,098

		$60,691,874
Network & Telecom - 2.5%
AT&T, Inc., 5.35%, 2040 (n)	$3,100,000	$2,904,604
Qwest Corp., 7.875%, 2011	6,990,000	7,147,275
Telefonica Emisiones S.A.U., 5.134%, 2020	5,000,000	5,085,215
Telefonica Emisiones S.A.U., 5.462%, 2021	4,470,000	4,639,453
Verizon Communications, Inc., 1.95%, 2014	12,500,000	12,607,450
Verizon New York, Inc., 6.875%, 2012	3,370,000	3,555,741

		$35,939,738
Oil Services - 0.5%
Transocean, Inc., 6%, 2018	$2,650,000	$2,910,694
Transocean, Inc., 6.5%, 2020	3,350,000	3,760,439

		$6,671,133
Oils - 0.5%
LUKOIL International Finance B.V., 6.125%, 2020 (n)	$6,761,000	$6,879,318

Other Banks & Diversified Financials - 5.2%
American Express Centurion Bank, 5.55%, 2012	$3,943,000	$4,182,490
American Express Co., 8.125%, 2019	1,435,000	1,822,513
Banco Bradesco S.A., 6.75%, 2019 (n)	4,713,000	5,007,563
Banco Santander U.S. Debt S.A.U., 3.781%, 2015 (n)	8,500,000	8,447,113
Capital One Financial Corp., 8.8%, 2019	7,000,000	8,964,830
Capital One Financial Corp., 10.25%, 2039	3,490,000	3,769,200
Citigroup, Inc., 6.125%, 2018	5,765,000	6,365,880
Citigroup, Inc., 5.375%, 2020	1,500,000	1,568,556
Citigroup, Inc., 8.125%, 2039	2,480,000	3,192,130
Discover Bank, 7%, 2020	8,164,000	9,180,671
Groupe BPCE S.A., 12.5% to 2019, FRN to 2049 (n)	3,146,000	3,665,530

18

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Bonds - continued
Other Banks & Diversified Financials - continued
HSBC Holdings PLC, 5.1%, 2021	$6,639,000	$6,833,144
Nordea Bank AB, 5.424% to 2015, FRN to 2049 (n)	2,450,000	2,391,207
Santander Holdings USA, Inc., 4.625%, 2016	1,650,000	1,703,057
Turkiye Garanti Bankasi A.S., 6.25%, 2021 (z)	3,362,000	3,336,785
UBS Preferred Funding Trust V, 6.243% to 2016, FRN to 2049	3,471,000	3,471,000

		$73,901,669
Pharmaceuticals - 1.2%
Celgene Corp., 2.45%, 2015	$3,438,000	$3,375,263
Mylan Laboratories, Inc., 7.625%, 2017 (n)	12,723,000	13,931,685

		$17,306,948
Pollution Control - 0.7%
Allied Waste North America, Inc., 6.875%, 2017	$7,890,000	$8,580,375
Republic Services, Inc., 5.25%, 2021	1,500,000	1,592,604

		$10,172,979
Printing & Publishing - 0.3%
Pearson PLC, 5.5%, 2013 (n)	$1,930,000	$2,073,092
Pearson PLC, 4%, 2016 (n)	2,500,000	2,564,785

		$4,637,877
Railroad & Shipping - 0.5%
CSX Corp., 7.375%, 2019	$560,000	$683,171
Kansas City Southern, 7.375%, 2014	2,170,000	2,251,375
Kansas City Southern, 8%, 2018	3,394,000	3,758,855

		$6,693,401
Real Estate - 2.4%
HCP, Inc., REIT, 5.375%, 2021	$7,560,000	$7,858,287
HRPT Properties Trust, REIT, 6.25%, 2016	6,245,000	6,794,916
Simon Property Group, Inc., REIT, 5.75%, 2015	2,560,000	2,864,607
Simon Property Group, Inc., REIT, 10.35%, 2019	5,828,000	8,108,217
WEA Finance LLC, REIT, 6.75%, 2019 (n)	7,693,000	8,920,026

		$34,546,053
Retailers - 2.2%
Gap, Inc., 5.95%, 2021	$6,851,000	$6,927,491
Home Depot, Inc., 5.95%, 2041	4,554,000	4,669,858
Limited Brands, Inc., 7%, 2020	11,059,000	11,722,540
Staples, Inc., 9.75%, 2014	2,400,000	2,886,050
Wesfarmers Ltd., 6.998%, 2013 (n)	4,170,000	4,594,840

		$30,800,779

19

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Bonds - continued
Specialty Stores - 0.4%
Advance Auto Parts, Inc., 5.75%, 2020	$5,476,000	$5,790,810

Telecommunications - Wireless - 2.1%
American Tower Corp., 4.625%, 2015	$10,110,000	$10,650,420
American Tower Corp., 4.5%, 2018	5,760,000	5,691,813
Crown Castle International Corp., 7.75%, 2017 (n)	6,040,000	6,674,200
Crown Castle Towers LLC, 6.113%, 2020 (n)	1,615,000	1,747,874
Crown Castle Towers LLC, 4.883%, 2020 (n)	1,400,000	1,393,340
Rogers Cable, Inc., 5.5%, 2014	2,229,000	2,461,772
Vodafone Group PLC, 5.625%, 2017	1,452,000	1,630,415

		$30,249,834
Telephone Services - 0.3%
Embarq Corp., 7.082%, 2016	$3,710,000	$4,196,693

Tobacco - 2.6%
Altria Group, Inc., 9.95%, 2038	$3,114,000	$4,471,807
BAT International Finance PLC, 9.5%, 2018 (n)	4,400,000	5,893,122
Lorillard Tobacco Co., 8.125%, 2019	12,457,000	14,739,097
Reynolds American, Inc., 7.25%, 2012	2,612,000	2,774,487
Reynolds American, Inc., 6.75%, 2017	7,310,000	8,431,924

		$36,310,437
Transportation - Services - 0.9%
Erac USA Finance Co., 6.375%, 2017 (n)	$1,400,000	$1,592,312
Erac USA Finance Co., 7%, 2037 (n)	10,118,000	11,249,415

		$12,841,727
Utilities - Electric Power - 3.1%
Allegheny Energy Supply Co. LLC, 8.25%, 2012 (n)	$4,390,000	$4,642,539
CenterPoint Energy, Inc., 5.95%, 2017	4,600,000	5,061,973
DPL, Inc., 6.875%, 2011	3,644,000	3,715,218
EDP Finance B.V., 6%, 2018 (n)	10,427,000	9,976,595
Enersis S.A., 7.375%, 2014	4,189,000	4,685,267
Oncor Electric Delivery Co., 6.8%, 2018	1,868,000	2,167,930
PPL WEM Holdings PLC, 5.375%, 2021 (z)	5,693,000	5,860,619
PSEG Power LLC, 5.32%, 2016	1,727,000	1,880,748
System Energy Resources, Inc., 5.129%, 2014 (z)	1,198,917	1,231,360
Waterford 3 Funding Corp., 8.09%, 2017	4,035,516	4,055,734

		$43,277,983
Total Bonds (Identified Cost, $1,284,342,986)		$1,358,277,149

20

Portfolio of Investments – continued

Floating Rate Loans (g)(r) - 0.3%
Issuer	Shares/Par	Value ($)

Automotive - 0.3%
Ford Motor Co., Term Loan B-1, 2.97%, 2013 (Identified Cost, $3,737,143)	$3,948,137	$3,951,221

Money Market Funds (v) - 2.2%
MFS Institutional Money Market Portfolio, 0.16%, at Cost and Net Asset Value	30,792,573	$30,792,573
Total Investments (Identified Cost, $1,318,872,702)		$1,393,020,943

Other Assets, Less Liabilities - 1.4%		19,836,592
Net Assets - 100.0%		$1,412,857,535

(g)	The rate shown represents a weighted average coupon rate on settled positions at period end, unless otherwise indicated.
(i)	Interest only security for which the fund receives interest on notional principal (Par amount). Par amount shown is the notional principal and does not reflect the cost of the security.
(n)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. At period end, the aggregate value of these securities was $293,505,664, representing 20.8% of net assets.
(q)	Interest received was less than the stated coupon rate.
(r)	Remaining maturities of floating rate loans may be less than stated maturities shown as a result of contractual or optional prepayments by the borrower. Such prepayments cannot be predicted with certainty. These loans may be subject to restrictions on resale. Floating rate loans generally have rates of interest which are determined periodically by reference to a base lending rate plus a premium.
(v)	Underlying affiliated fund that is available only to investment companies managed by MFS. The rate quoted is the annualized seven-day yield of the fund at period end.
(z)	Restricted securities are not registered under the Securities Act of 1933 and are subject to legal restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are subsequently registered. Disposal of these securities may involve time-consuming negotiations and prompt sale at an acceptable price may be difficult. The fund holds the following restricted securities:

Restricted Securities	Acquisition Date	Cost	Value
ARCap REIT, Inc., CDO, “G”, 6.065%, 2045	9/21/04	$2,036,432	$198,875
Anthracite Ltd., “A”, CDO, FRN, 0.573%, 2019	1/15/10	2,082,971	2,612,673
Bayview Financial Revolving Mortgage Loan Trust, FRN, 1.811%, 2040	3/01/06	2,135,896	1,204,617
Brazilian Merchant Voucher Receivables Ltd., 5.911%, 2011	7/02/03-3/08/07	361,909	365,510
CIT Group, Inc., 6.625%, 2018	3/23/11-3/24/11	7,507,815	8,000,373
Capital Trust Realty Ltd., CDO, 5.16%, 2035	9/14/10-9/16/10	8,477,960	8,559,374
Chase Commercial Mortgage Securities Corp., 6.6%, 2029	6/07/00	927,330	967,558
Crest Ltd., “A2”, CDO, 4.669%, 2018	3/02/10	1,936,074	2,192,220

21

Portfolio of Investments – continued

Restricted Securities - continued	Acquisition Date	Cost	Value
Falcon Franchise Loan LLC, FRN, 3.947%, 2025	1/29/03	$1,004,946	$912,037
G-Force LLC, CDO, “A2”, 4.83%, 2036	1/20/11	3,043,383	3,121,319
GMAC LLC, FRN, 6.02%, 2033	3/20/02	2,021,055	2,094,655
Morgan Stanley Capital I, Inc., FRN, 1.208%, 2030	4/04/02	620,537	633,799
PNC Mortgage Acceptance Corp., 7.1%, 2032	3/25/08	1,236,706	1,236,724
PPL WEM Holdings PLC, 5.375%, 2021	4/18/11-4/19/11	5,704,568	5,860,619
PTTEP Canada International Finance Ltd., 5.692%, 2021	3/29/11	3,299,582	3,337,341
Pernod Ricard S.A., 5.75%, 2021	4/04/11	4,362,824	4,494,731
Prudential Securities Secured Financing Corp., FRN, 7.316%, 2013	12/06/04	3,572,155	3,492,554
RCI Banque S.A., 4.6%, 2016	4/05/11	5,185,070	5,271,465
Spirit Master Funding LLC, 5.05%, 2023	10/04/05	2,191,506	1,948,695
System Energy Resources, Inc., 5.129%, 2014	4/16/04	1,198,917	1,231,360
Turkiye Garanti Bankasi A.S., 6.25%, 2021	4/14/11	3,331,338	3,336,785
Total Restricted Securities			$61,073,284
% of Net Assets			4.3%

The following abbreviations are used in this report and are defined:

CDO	Collateralized Debt Obligation
CLO	Collateralized Loan Obligation
FRN	Floating Rate Note. Interest rate resets periodically and may not be the rate reported at period end.
PLC	Public Limited Company
REIT	Real Estate Investment Trust

Derivative Contracts at 4/30/11

Swap Agreements at 4/30/11

Expiration		Notional Amount	Counterparty	Cash Flows to Receive	Cash Flows to Pay	Value
Liability Derivatives
Credit Default Swaps
12/20/12	USD	6,090,000	Merrill Lynch International	1.00% (fixed rate)	(1)	$(996,279)

(1)	Fund, as protection seller, to pay notional amount upon a defined credit event by MBIA, Inc., 7%, 12/15/25, a B- rated bond. The fund entered into the contract to gain issuer exposure.

The credit ratings presented here are an indicator of the current payment/performance risk of the related swap, the reference obligation for which may be either a single security or, in the case of a credit default index, a basket of securities issued by corporate or sovereign issuers. Ratings are assigned to each reference security, including each individual security within a reference basket of securities utilizing ratings from Moody’s, Fitch, and Standard & Poor’s rating agencies and applying the following hierarchy. If all three agencies provide a rating, the middle rating (after dropping the highest and lowest ratings) is assigned; if two of the three agencies rate a security, the lower of the two is assigned. Ratings are shown in the S&P and Fitch scale (e.g., AAA). The ratings for a credit default index are calculated by MFS as a weighted average of the external credit ratings of the individual securities that compose the index’s reference basket of securities.

22

Portfolio of Investments – continued

At April 30, 2011, the fund had sufficient cash and/or other liquid securities to cover any commitments under these derivative contracts.

See Notes to Financial Statements

23

Financial Statements

STATEMENT OF ASSETS AND LIABILITIES

At 4/30/11

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

Assets
Investments-
Non-affiliated issuers, at value (identified cost, $1,288,080,129)	$1,362,228,370
Underlying affiliated funds, at cost and value	30,792,573
Total investments, at value (identified cost, $1,318,872,702)	$1,393,020,943
Restricted cash	940,000
Receivables for
Investments sold	9,507,663
Fund shares sold	6,317,105
Interest and dividends	20,602,855
Other assets	9,082
Total assets	$1,430,397,648
Liabilities
Payables for
Distributions	$1,027,780
Investments purchased	12,684,302
Fund shares reacquired	2,257,486
Swaps, at value	996,279
Payable to affiliates
Investment adviser	46,628
Shareholder servicing costs	329,645
Distribution and service fees	40,327
Payable for independent Trustees’ compensation	60,914
Accrued expenses and other liabilities	96,752
Total liabilities	$17,540,113
Net assets	$1,412,857,535
Net assets consist of
Paid-in capital	$1,387,458,054
Unrealized appreciation (depreciation) on investments	73,151,962
Accumulated net realized gain (loss) on investments	(51,646,195)
Undistributed net investment income	3,893,714
Net assets	$1,412,857,535
Shares of beneficial interest outstanding	103,668,077

	Net assets	Shares outstanding	Net asset value per share (a)
Class A	$884,806,970	64,887,168	$13.64
Class B	63,614,025	4,677,382	13.60
Class C	152,325,905	11,213,214	13.58
Class I	114,735,809	8,414,038	13.64
Class R1	9,492,440	698,242	13.59
Class R2	66,050,444	4,844,843	13.63
Class R3	50,351,286	3,693,019	13.63
Class R4	71,480,656	5,240,171	13.64

(a)	Maximum offering price per share was equal to the net asset value per share for all share classes, except for Class A, for which the maximum offering price per share was $14.32 [100 / 95.25 x $13.64]. On sales of $50,000 or more, the maximum offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, and Class C shares. Redemption price per share was equal to the net asset value per share for Classes I, R1, R2, R3, and R4.

See Notes to Financial Statements

24

Financial Statements

STATEMENT OF OPERATIONS

Year ended 4/30/11

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Net investment income
Income
Interest	$77,284,807
Dividends	13,954
Dividends from underlying affiliated funds	73,079
Total investment income	$77,371,840
Expenses
Management fee	$5,056,422
Distribution and service fees	4,704,465
Shareholder servicing costs	1,970,027
Administrative services fee	185,661
Independent Trustees’ compensation	40,887
Custodian fee	188,707
Shareholder communications	89,565
Auditing fees	60,620
Legal fees	22,723
Miscellaneous	240,664
Total expenses	$12,559,741
Fees paid indirectly	(5,587)
Reduction of expenses by investment adviser	(5,924)
Net expenses	$12,548,230
Net investment income	$64,823,610
Realized and unrealized gain (loss) on investments
Realized gain (loss) (identified cost basis)
Investment transactions	$29,520,551
Swap transactions	61,577
Net realized gain (loss) on investments	$29,582,128
Change in unrealized appreciation (depreciation)
Investments	$19,972,779
Swap transactions	1,192,843
Net unrealized gain (loss) on investments	$21,165,622
Net realized and unrealized gain (loss) on investments	$50,747,750
Change in net assets from operations	$115,571,360

See Notes to Financial Statements

25

Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

	Years ended 4/30
	2011	2010
Change in net assets
From operations
Net investment income	$64,823,610	$62,847,751
Net realized gain (loss) on investments	29,582,128	43,796,906
Net unrealized gain (loss) on investments	21,165,622	157,354,633
Change in net assets from operations	$115,571,360	$263,999,290
Distributions declared to shareholders
From net investment income	$(70,917,573)	$(63,421,130)
Change in net assets from fund share transactions	$175,392,188	$23,081,433
Total change in net assets	$220,045,975	$223,659,593
Net assets
At beginning of period	1,192,811,560	969,151,967
At end of period (including undistributed net investment income of $3,893,714 and $4,950,191, respectively)	$1,412,857,535	$1,192,811,560

See Notes to Financial Statements

26

Financial Statements

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Class A	Years ended 4/30
	2011	2010	2009	2008	2007
Net asset value, beginning of period	$13.17	$10.95	$12.18	$12.69	$12.38
Income (loss) from investment operations
Net investment income (d)	$0.68	$0.71	$0.64	$0.64	$0.66
Net realized and unrealized gain (loss) on investments and foreign currency	0.53	2.23	(1.22)	(0.47)	0.32
Total from investment operations	$1.21	$2.94	$(0.58)	$0.17	$0.98
Less distributions declared to shareholders
From net investment income	$(0.74)	$(0.72)	$(0.65)	$(0.68)	$(0.67)
Net asset value, end of period	$13.64	$13.17	$10.95	$12.18	$12.69
Total return (%) (r)(s)(t)	9.46	27.35	(4.61)	1.41	8.13
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.85	0.87	0.96	0.98	0.93
Expenses after expense reductions (f)	0.85	0.87	0.89	0.89	0.84
Net investment income	5.09	5.72	5.76	5.21	5.29
Portfolio turnover	58	91	44	56	45
Net assets at end of period (000 omitted)	$884,807	$781,496	$618,093	$769,599	$832,752

See Notes to Financial Statements

27

Financial Highlights – continued

Class B	Years ended 4/30
	2011	2010	2009	2008	2007
Net asset value, beginning of period	$13.14	$10.91	$12.14	$12.65	$12.34
Income (loss) from investment operations
Net investment income (d)	$0.58	$0.62	$0.56	$0.56	$0.57
Net realized and unrealized gain (loss) on investments and foreign currency	0.52	2.23	(1.22)	(0.48)	0.32
Total from investment operations	$1.10	$2.85	$(0.66)	$0.08	$0.89
Less distributions declared to shareholders
From net investment income	$(0.64)	$(0.62)	$(0.57)	$(0.59)	$(0.58)
Net asset value, end of period	$13.60	$13.14	$10.91	$12.14	$12.65
Total return (%) (r)(s)(t)	8.58	26.60	(5.32)	0.69	7.39
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.60	1.62	1.67	1.68	1.63
Expenses after expense reductions (f)	1.60	1.62	1.59	1.59	1.54
Net investment income	4.35	5.00	5.06	4.52	4.60
Portfolio turnover	58	91	44	56	45
Net assets at end of period (000 omitted)	$63,614	$62,341	$67,149	$98,671	$164,852

Class C	Years ended 4/30
	2011	2010	2009	2008	2007
Net asset value, beginning of period	$13.12	$10.90	$12.13	$12.63	$12.33
Income (loss) from investment operations
Net investment income (d)	$0.58	$0.62	$0.56	$0.56	$0.57
Net realized and unrealized gain (loss) on investments and foreign currency	0.52	2.22	(1.22)	(0.47)	0.31
Total from investment operations	$1.10	$2.84	$(0.66)	$0.09	$0.88
Less distributions declared to shareholders
From net investment income	$(0.64)	$(0.62)	$(0.57)	$(0.59)	$(0.58)
Net asset value, end of period	$13.58	$13.12	$10.90	$12.13	$12.63
Total return (%) (r)(s)(t)	8.59	26.52	(5.33)	0.77	7.31
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.60	1.62	1.67	1.68	1.63
Expenses after expense reductions (f)	1.60	1.62	1.59	1.59	1.54
Net investment income	4.35	4.97	5.09	4.52	4.59
Portfolio turnover	58	91	44	56	45
Net assets at end of period (000 omitted)	$152,326	$117,744	$74,651	$75,666	$79,473

See Notes to Financial Statements

28

Financial Highlights – continued

Class I	Years ended 4/30
	2011	2010	2009	2008	2007
Net asset value, beginning of period	$13.18	$10.95	$12.18	$12.70	$12.39
Income (loss) from investment operations
Net investment income (d)	$0.71	$0.74	$0.67	$0.68	$0.70
Net realized and unrealized gain (loss) on investments and foreign currency	0.53	2.24	(1.21)	(0.48)	0.32
Total from investment operations	$1.24	$2.98	$(0.54)	$0.20	$1.02
Less distributions declared to shareholders
From net investment income	$(0.78)	$(0.75)	$(0.69)	$(0.72)	$(0.71)
Net asset value, end of period	$13.64	$13.18	$10.95	$12.18	$12.70
Total return (%) (r)(s)	9.65	27.76	(4.32)	1.64	8.45
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.60	0.62	0.67	0.67	0.63
Expenses after expense reductions (f)	0.60	0.62	0.59	0.58	0.54
Net investment income	5.31	5.98	6.06	5.50	5.59
Portfolio turnover	58	91	44	56	45
Net assets at end of period (000 omitted)	$114,736	$43,990	$53,906	$56,574	$49,251

Class R1	Years ended 4/30
	2011	2010	2009	2008	2007
Net asset value, beginning of period	$13.13	$10.91	$12.14	$12.65	$12.34
Income (loss) from investment operations
Net investment income (d)	$0.58	$0.62	$0.56	$0.55	$0.56
Net realized and unrealized gain (loss) on investments and foreign currency	0.52	2.22	(1.22)	(0.48)	0.32
Total from investment operations	$1.10	$2.84	$(0.66)	$0.07	$0.88
Less distributions declared to shareholders
From net investment income	$(0.64)	$(0.62)	$(0.57)	$(0.58)	$(0.57)
Net asset value, end of period	$13.59	$13.13	$10.91	$12.14	$12.65
Total return (%) (r)(s)	8.59	26.50	(5.32)	0.61	7.29
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.61	1.62	1.67	1.75	1.81
Expenses after expense reductions (f)	1.61	1.62	1.59	1.66	1.64
Net investment income	4.38	4.99	5.09	4.42	4.49
Portfolio turnover	58	91	44	56	45
Net assets at end of period (000 omitted)	$9,492	$10,941	$7,912	$8,351	$3,612

See Notes to Financial Statements

29

Financial Highlights – continued

Class R2	Years ended 4/30
	2011	2010	2009	2008	2007
Net asset value, beginning of period	$13.17	$10.94	$12.17	$12.69	$12.38
Income (loss) from investment operations
Net investment income (d)	$0.65	$0.68	$0.62	$0.59	$0.62
Net realized and unrealized gain (loss) on investments and foreign currency	0.52	2.24	(1.22)	(0.47)	0.32
Total from investment operations	$1.17	$2.92	$(0.60)	$0.12	$0.94
Less distributions declared to shareholders
From net investment income	$(0.71)	$(0.69)	$(0.63)	$(0.64)	$(0.63)
Net asset value, end of period	$13.63	$13.17	$10.94	$12.17	$12.69
Total return (%) (r)(s)	9.11	27.16	(4.82)	1.03	7.76
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.10	1.12	1.17	1.26	1.36
Expenses after expense reductions (f)	1.10	1.12	1.10	1.17	1.19
Net investment income	4.85	5.47	5.53	4.91	4.94
Portfolio turnover	58	91	44	56	45
Net assets at end of period (000 omitted)	$66,050	$65,141	$55,413	$81,433	$27,069

Class R3	Years ended 4/30
	2011	2010	2009	2008	2007
Net asset value, beginning of period	$13.17	$10.94	$12.18	$12.69	$12.38
Income (loss) from investment operations
Net investment income (d)	$0.68	$0.71	$0.65	$0.64	$0.65
Net realized and unrealized gain (loss) on investments and foreign currency	0.52	2.24	(1.23)	(0.47)	0.32
Total from investment operations	$1.20	$2.95	$(0.58)	$0.17	$0.97
Less distributions declared to shareholders
From net investment income	$(0.74)	$(0.72)	$(0.66)	$(0.68)	$(0.66)
Net asset value, end of period	$13.63	$13.17	$10.94	$12.18	$12.69
Total return (%) (r)(s)	9.38	27.47	(4.65)	1.36	8.03
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.85	0.87	0.92	1.02	1.02
Expenses after expense reductions (f)	0.85	0.87	0.84	0.93	0.94
Net investment income	5.11	5.73	5.80	5.16	5.19
Portfolio turnover	58	91	44	56	45
Net assets at end of period (000 omitted)	$50,351	$49,555	$46,014	$59,233	$38,827

See Notes to Financial Statements

30

Financial Highlights – continued

Class R4	Years ended 4/30
	2011	2010	2009	2008	2007
Net asset value, beginning of period	$13.18	$10.95	$12.19	$12.70	$12.38
Income (loss) from investment operations
Net investment income (d)	$0.72	$0.74	$0.67	$0.67	$0.68
Net realized and unrealized gain (loss) on investments and foreign currency	0.52	2.24	(1.22)	(0.47)	0.34
Total from investment operations	$1.24	$2.98	$(0.55)	$0.20	$1.02
Less distributions declared to shareholders
From net investment income	$(0.78)	$(0.75)	$(0.69)	$(0.71)	$(0.70)
Net asset value, end of period	$13.64	$13.18	$10.95	$12.19	$12.70
Total return (%) (r)(s)	9.65	27.76	(4.40)	1.65	8.43
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.60	0.62	0.68	0.74	0.73
Expenses after expense reductions (f)	0.60	0.62	0.60	0.65	0.64
Net investment income	5.34	5.97	6.01	5.44	5.84
Portfolio turnover	58	91	44	56	45
Net assets at end of period (000 omitted)	$71,481	$61,604	$46,014	$86,097	$69,694

(d)	Per share data is based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(t)	Total returns do not include any applicable sales charges.

See Notes to Financial Statements

31

NOTES TO FINANCIAL STATEMENTS

(1)	Business and Organization

MFS Bond Fund (the fund) is a series of MFS Series Trust IX (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2)	Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued. The fund invests in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country’s legal, political, and economic environment.

Investment Valuations – Debt instruments and floating rate loans (other than short-term instruments), including restricted debt instruments, are generally valued at an evaluated or composite bid as provided by a third-party pricing service. Short-term instruments with a maturity at issuance of 60 days or less generally are valued at amortized cost, which approximates market value. Swaps are generally valued at valuations provided by a third-party pricing service. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. Values obtained from third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as

32

Notes to Financial Statements – continued

determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially effected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

Various inputs are used in determining the value of the fund’s assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. Other financial instruments are derivative instruments not reflected in total investments, such

33

Notes to Financial Statements – continued

as swap contracts. The following is a summary of the levels used as of April 30, 2011 in valuing the fund’s assets or liabilities:

Investments at Value	Level 1	Level 2	Level 3	Total
Non-U.S. Sovereign Debt	$—	$29,706,066	$—	$29,706,066
Corporate Bonds	—	983,840,620	—	983,840,620
Residential Mortgage-Backed Securities	—	1,674,907	—	1,674,907
Commercial Mortgage-Backed Securities	—	58,546,085	—	58,546,085
Asset-Backed Securities (including CDOs)	—	21,230,667	—	21,230,667
Foreign Bonds	—	263,278,804	—	263,278,804
Floating Rate Loans	—	3,951,221	—	3,951,221
Mutual Funds	30,792,573	—	—	30,792,573
Total Investments	$30,792,573	$1,362,228,370	$—	$1,393,020,943

Other Financial Instruments
Swaps	$—	$(996,279)	$—	$(996,279)

For further information regarding security characteristics, see the Portfolio of Investments.

Foreign Currency Translation – Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Derivatives – The fund uses derivatives for different purposes, including to earn income and enhance returns, to increase or decrease exposure to a particular market, to manage or adjust the risk profile of the fund, or as alternatives to direct investments. Derivatives are used for hedging or non-hedging purposes. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. When the fund uses derivatives as an investment to increase market exposure, or for hedging purposes, gains and losses from derivative instruments may be substantially greater than the derivative’s original cost.

34

Notes to Financial Statements – continued

The derivative instruments used by the fund were swap agreements. The fund’s period end derivatives, as presented in the Portfolio of Investments and the associated Derivative Contract Tables, generally are indicative of the volume of its derivative activity during the period.

The following table presents, by major type of derivative contract, the fair value, on a gross basis, of the asset and liability components of derivatives held by the fund at April 30, 2011 as reported in the Statement of Assets and Liabilities:

		Fair Value
Risk	Derivative	Liability Derivatives
Credit	Credit Default Swaps	$(996,279)

The following table presents, by major type of derivative contract, the realized gain (loss) on derivatives held by the fund for the year ended April 30, 2011 as reported in the Statement of Operations:

Risk	Swap Transactions
Credit	$61,577

The following table presents, by major type of derivative contract, the change in unrealized appreciation (depreciation) on derivatives held by the fund for the year ended April 30, 2011 as reported in the Statement of Operations:

Risk	Swap Transactions
Credit	$1,192,843

Derivative counterparty credit risk is managed through formal evaluation of the creditworthiness of all potential counterparties. On certain over-the-counter derivatives, the fund attempts to reduce its exposure to counterparty credit risk whenever possible by entering into an International Swaps and Derivatives Association (ISDA) Master Agreement on a bilateral basis with each of the counterparties with whom it undertakes a significant volume of transactions. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a certain deterioration in the credit quality of the other party. The ISDA Master Agreement gives the fund the right, upon an event of default by the applicable counterparty or a termination of the agreement, to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the fund’s credit risk to such counterparty equal to any amounts payable by the fund under the applicable transactions, if any. However, absent an event of default by the counterparty or a termination of the agreement, the ISDA Master Agreement does not result in an offset of reported amounts of assets and liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty.

35

Notes to Financial Statements – continued

Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearing house for exchange traded derivatives (i.e., futures and exchange-traded options) while collateral terms are contract specific for over-the-counter traded derivatives (i.e., forward foreign currency exchange contracts, swaps and over-the-counter options). For derivatives traded under an ISDA Master Agreement, the collateral requirements are netted across all transactions traded under such agreement and one amount is posted from one party to the other to collateralize such obligations. Cash collateral that has been pledged to cover obligations of the fund under derivative contracts, if any, will be reported separately on the Statement of Assets and Liabilities as restricted cash. Securities collateral pledged for the same purpose, if any, is noted in the Portfolio of Investments.

Swap Agreements – The fund entered into swap agreements. A swap is generally an exchange of cash payments, at specified intervals or upon the occurrence of specified events, between the fund and a counterparty. The net cash payments exchanged are recorded as a realized gain or loss on swap transactions in the Statement of Operations. The value of the swap, which is adjusted daily and includes any related interest accruals to be paid or received by the fund, is recorded on the Statement of Assets and Liabilities. The daily change in value, including any related interest accruals to be paid or received, is recorded as unrealized appreciation or depreciation on swap transactions in the Statement of Operations. Amounts paid or received at the inception of the swap are reflected as premiums paid or received on the Statement of Assets and Liabilities and are amortized using the effective interest method over the term of the agreement. A liquidation payment received or made upon early termination is recorded as a realized gain or loss on swap transactions in the Statement of Operations.

Risks related to swap agreements include the possible lack of a liquid market, unfavorable market and interest rate movements of the underlying instrument and the failure of the counterparty to perform under the terms of the agreements. To address counterparty risk, swap transactions are limited to only highly-rated counterparties. The risk is further mitigated by having an ISDA Master Agreement between the fund and the counterparty providing for netting as described above and by the posting of collateral by the counterparty to the fund to cover the fund’s exposure to the counterparty under such ISDA Master Agreement.

The fund entered into credit default swaps in order to manage its exposure to the market or certain sectors of the market, to reduce its credit risk exposure to defaults of corporate and sovereign issuers or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. In a credit default swap, the protection buyer can make an upfront payment and will make a

36

Notes to Financial Statements – continued

stream of payments based on a fixed percentage applied to the contract notional amount to the protection seller in exchange for the right to receive a specified return upon the occurrence of a defined credit event on the reference obligation (which may be either a single security or a basket of securities issued by corporate or sovereign issuers) and, with respect to the rare cases where physical settlement applies, the delivery by the buyer to the seller of a defined deliverable obligation. Although contract-specific, credit events generally consist of a combination of the following: bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default, or repudiation/moratorium, each as defined in the 2003 ISDA Credit Derivatives Definitions as amended by the relevant contract. Restructuring is generally not applicable when the reference obligation is issued by a North American corporation and obligation acceleration, obligation default, or repudiation/moratorium are generally only applicable when the reference obligation is issued by a sovereign entity or an entity in an emerging country. Upon determination of the final price for the deliverable obligation (or upon delivery of the deliverable obligation in the case of physical settlement), the difference between the value of the deliverable obligation and the swap’s notional amount is recorded as realized gain or loss on swap transactions in the Statement of Operations.

Credit default swaps are considered to have credit-risk-related contingent features since they trigger payment by the protection seller to the protection buyer upon the occurrence of a defined credit event. The aggregate fair value of credit default swaps in a net liability position as of April 30, 2011 is disclosed in the footnotes to the Portfolio of Investments. As discussed earlier in this note, collateral requirements for these swaps are based generally on the market value of the swap netted against collateral requirements for other types of over-the-counter derivatives traded under each counterparty’s ISDA Master Agreement. The maximum amount of future, undiscounted payments that the fund, as protection seller, could be required to make is equal to the swap’s notional amount. The protection seller’s payment obligation would be offset to the extent of the value of the contract’s deliverable obligation. If a defined credit event had occurred as of April 30, 2011, the swaps’ credit-risk-related contingent features would have been triggered and, for those swaps in a net liability position for which the fund is the protection seller, the fund in order to settle these swaps would have been required to either (1) pay the swap’s notional value of $6,090,000 less the value of the contracts’ related deliverable obligations as decided through an ISDA auction or (2) pay the notional value of the swaps in return for physical receipt of the deliverable obligations.

The fund’s maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the fair value of the contract. This risk is mitigated by having an ISDA Master Agreement between the fund

37

Notes to Financial Statements – continued

and the counterparty providing for netting as described above and by the posting of collateral by the counterparty to the fund to cover the fund’s exposure to the counterparty under such ISDA Master Agreement.

Loans and Other Direct Debt Instruments – The fund invests in loans and loan participations or other receivables. These investments may include standby financing commitments, including revolving credit facilities, which obligate the fund to supply additional cash to the borrower on demand. Loan participations involve a risk of insolvency of the lending bank or other financial intermediary.

Indemnifications – Under the fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with U.S. generally accepted accounting principles. The fund earns certain fees in connection with its floating rate loan purchasing activities. These fees are in addition to interest payments earned and may include amendment fees, commitment fees, facility fees, consent fees, and prepayment fees. Commitment fees are recorded on an accrual basis as income in the accompanying financial statements. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

Fees Paid Indirectly – The fund’s custody fee may be reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. This amount, for the year ended April 30, 2011, is shown as a reduction of total expenses on the Statement of Operations.

38

Notes to Financial Statements – continued

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Book/tax differences primarily relate to amortization and accretion of debt securities, and derivative transactions.

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

	4/30/11	4/30/10
Ordinary income (including any short-term capital gains)	$70,917,573	$63,421,130
The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 4/30/11
Cost of investments	$1,325,623,386
Gross appreciation	81,126,274
Gross depreciation	(13,728,717)
Net unrealized appreciation (depreciation)	$67,397,557
Undistributed ordinary income	9,157,701
Capital loss carryforwards	(44,888,406)
Other temporary differences	(6,267,371)

39

Notes to Financial Statements – continued

As of April 30, 2011, the fund had capital loss carryforwards available to offset future realized gains. Such losses expire as follows:

4/30/15	$(5,079,800)
4/30/16	(7,302,655)
4/30/17	(32,505,951)
$(44,888,406)

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution and service fees. The fund’s income and common expenses are allocated to shareholders based on the value of settled shares outstanding of each class. The fund’s realized and unrealized gain (loss) are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B shares will convert to Class A shares approximately eight years after purchase. The fund’s distributions declared to shareholders as reported on the Statements of Changes in Net Assets are presented by class as follows:

	From net investment income
	Year ended 4/30/11	Year ended 4/30/10
Class A	$47,820,037	$41,752,300
Class B	3,103,793	3,335,362
Class C	6,490,937	4,985,721
Class I	2,855,944	3,236,336
Class R1	488,790	463,500
Class R2	3,558,286	3,534,665
Class R3	2,719,944	2,786,761
Class R4	3,879,842	3,326,485
Total	$70,917,573	$63,421,130

(3)	Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund.

The management fee is computed daily and paid monthly at the following annual rates:

First $1.1 billion of average daily net assets	0.39%
Average daily net assets in excess of $1.1 billion	0.38%

The management fee incurred for the year ended April 30, 2011 was equivalent to an annual effective rate of 0.39% of the fund’s average daily net assets.

40

Notes to Financial Statements – continued

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, as distributor, received $597,526 for the year ended April 30, 2011, as its portion of the initial sales charge on sales of Class A shares of the fund.

The Board of Trustees has adopted a distribution plan for certain class shares pursuant to Rule 12b-1 of the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD for services provided by MFD and financial intermediaries in connection with the distribution and servicing of certain share classes. One component of the plan is a distribution fee paid to MFD and another component of the plan is a service fee paid to MFD. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

Distribution Plan Fee Table:

	Distribution Fee Rate (d)	Service Fee Rate (d)	Total Distribution Plan (d)	Annual Effective Rate (e)	Distribution and Service Fee
Class A	—	0.25%	0.25%	0.25%	$2,150,680
Class B	0.75%	0.25%	1.00%	1.00%	645,292
Class C	0.75%	0.25%	1.00%	1.00%	1,350,065
Class R1	0.75%	0.25%	1.00%	1.00%	101,479
Class R2	0.25%	0.25%	0.50%	0.50%	334,900
Class R3	—	0.25%	0.25%	0.25%	122,049
Total Distribution and Service Fees					$4,704,465

(d)	In accordance with the distribution plan for certain classes, the fund pays distribution and/or service fees equal to these annual percentage rates of each class’ average daily net assets. The distribution and service fee rates disclosed by class represent the current rates in effect at the end of the reporting period. Any rate changes, if applicable, are detailed below.
(e)	The annual effective rates represent actual fees incurred under the distribution plan for the year ended April 30, 2011 based on each class’ average daily net assets. Assets attributable to Class A shares sold prior to March 1, 1991 are subject to a service fee of 0.15% annually. This agreement terminated on January 1, 2011. Effective January 1, 2011 all Class A assets are subject to the full service fee of 0.25%.

Certain Class A shares are subject to a contingent deferred sales charge (CDSC) in the event of a shareholder redemption within 24 months of purchase. Class C shares are subject to a CDSC in the event of a shareholder redemption within 12 months of purchase. Class B shares are subject to a CDSC in the event of a shareholder redemption within six years of purchase. All contingent deferred sales charges are paid to MFD and during the year ended April 30, 2011, were as follows:

Amount
Class A	$8,904
Class B	110,585
Class C	26,621

41

Notes to Financial Statements – continued

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent calculated as a percentage of the average daily net assets of the fund as determined periodically under the supervision of the fund’s Board of Trustees. For the year ended April 30, 2011, the fee was $659,491, which equated to 0.0507% annually of the fund’s average daily net assets. MFSC also receives payment from the fund for out-of-pocket expenses, sub-accounting and other shareholder servicing costs which may be paid to affiliated and unaffiliated service providers. For the year ended April 30, 2011, these out-of-pocket expenses, sub-accounting and other shareholder servicing costs amounted to $1,310,536.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund partially reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended April 30, 2011 was equivalent to an annual effective rate of 0.0143% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.

Prior to December 31, 2001, the fund had an unfunded defined benefit plan (“DB plan”) for independent Trustees. As of December 31, 2001, the Board took action to terminate the DB plan with respect to then-current and any future independent Trustees, such that the DB Plan covers only certain of those former independent Trustees who retired on or before December 31, 2001. Effective January 1, 2002, accrued benefits under the DB Plan for then-current independent Trustees who continued were credited to an unfunded retirement deferral plan (the “Retirement Deferral plan”), which was established for and exists solely with respect to these credited amounts, and is not available for other deferrals by these or other independent Trustees. Although the Retirement Deferral plan is unfunded, amounts deferred under the plan are periodically adjusted for investment experience as if they had been invested in shares of the fund. The DB Plan resulted in a pension expense of $4,552 and the Retirement Deferral plan resulted in an expense of $3,554. Both amounts are included in independent Trustees’ compensation for the year ended

42

Notes to Financial Statements – continued

April 30, 2011. The liability for deferred retirement benefits payable to certain independent Trustees under both plans amounted to $60,903 at April 30, 2011, and is included in payable for independent Trustees’ compensation on the Statement of Assets and Liabilities.

Other – This fund and certain other funds managed by MFS (the funds) have entered into services agreements (the Agreements) which provide for payment of fees by the funds to Tarantino LLC and Griffin Compliance LLC in return for the provision of services of an Independent Chief Compliance Officer (ICCO) and Assistant ICCO, respectively, for the funds. The ICCO and Assistant ICCO are officers of the funds and the sole members of Tarantino LLC and Griffin Compliance LLC, respectively. The funds can terminate the Agreements with Tarantino LLC and Griffin Compliance LLC at any time under the terms of the Agreements. For the year ended April 30, 2011, the aggregate fees paid by the fund to Tarantino LLC and Griffin Compliance LLC were $12,017 and are included in miscellaneous expense on the Statement of Operations. MFS has agreed to reimburse the fund for a portion of the payments made by the fund in the amount of $5,924, which is shown as a reduction of total expenses in the Statement of Operations. Additionally, MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ICCO and Assistant ICCO.

The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks a high level of current income consistent with preservation of capital and liquidity. Income earned on this investment is included in dividends from underlying affiliated funds on the Statement of Operations. This money market fund does not pay a management fee to MFS.

(4)	Portfolio Securities

Purchases and sales of investments, other than purchased option transactions, and short-term obligations, were as follows:

	Purchases	Sales
U.S. Government securities	$—	$4,456,501
Investments (non-U.S. Government securities)	$890,780,785	$724,693,143

43

Notes to Financial Statements – continued

(5)	Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 4/30/11		Year ended 4/30/10
	Shares	Amount	Shares	Amount
Shares sold
Class A	25,068,954	$335,889,961	19,416,010	$239,954,455
Class B	1,778,163	23,678,115	1,292,138	16,060,295
Class C	4,506,346	60,185,064	3,629,462	44,733,288
Class I	6,494,110	87,809,748	3,725,234	45,539,585
Class R1	171,673	2,287,198	259,616	3,274,471
Class R2	1,418,454	18,937,633	1,806,604	22,381,873
Class R3	1,709,593	22,926,866	1,089,969	13,630,802
Class R4	2,137,457	28,605,669	1,623,464	20,274,193
	43,284,750	$580,320,254	32,842,497	$405,848,962
Shares issued to shareholders in reinvestment of distributions
Class A	2,870,950	$38,526,762	2,763,417	$34,566,825
Class B	184,682	2,470,334	208,010	2,583,012
Class C	301,851	4,034,817	249,428	3,113,930
Class I	131,073	1,757,966	199,753	2,458,851
Class R1	36,392	486,165	37,022	461,542
Class R2	245,253	3,288,385	260,363	3,252,497
Class R3	201,390	2,699,945	221,035	2,758,788
Class R4	289,220	3,881,234	265,233	3,320,112
	4,260,811	$57,145,608	4,204,261	$52,515,557
Shares reacquired
Class A	(22,370,692)	$(300,269,563)	(19,332,511)	$(239,931,445)
Class B	(2,030,357)	(27,076,177)	(2,907,792)	(35,816,926)
Class C	(2,567,593)	(34,279,238)	(1,754,429)	(21,756,626)
Class I	(1,549,276)	(20,776,832)	(5,510,672)	(68,794,336)
Class R1	(342,928)	(4,558,393)	(188,800)	(2,334,584)
Class R2	(1,764,537)	(23,633,942)	(2,185,333)	(27,303,465)
Class R3	(1,979,688)	(26,535,308)	(1,753,887)	(21,667,473)
Class R4	(1,860,900)	(24,944,221)	(1,417,165)	(17,678,231)
	(34,465,971)	$(462,073,674)	(35,050,589)	$(435,283,086)

44

Notes to Financial Statements – continued

	Year ended 4/30/11		Year ended 4/30/10
	Shares	Amount	Shares	Amount
Net change
Class A	5,569,212	$74,147,160	2,846,916	$34,589,835
Class B	(67,512)	(927,728)	(1,407,644)	(17,173,619)
Class C	2,240,604	29,940,643	2,124,461	26,090,592
Class I	5,075,907	68,790,882	(1,585,685)	(20,795,900)
Class R1	(134,863)	(1,785,030)	107,838	1,401,429
Class R2	(100,830)	(1,407,924)	(118,366)	(1,669,095)
Class R3	(68,705)	(908,497)	(442,883)	(5,277,883)
Class R4	565,777	7,542,682	471,532	5,916,074
	13,079,590	$175,392,188	1,996,169	$23,081,433

Class W shares were not available for sale during the period. Please see the fund’s prospectus for details.

(6)	Line of Credit

The fund and certain other funds managed by MFS participate in a $1.1 billion unsecured committed line of credit, subject to a $1 billion sublimit, provided by a syndication of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the higher of the Federal Reserve funds rate or one month LIBOR plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds at the end of each calendar quarter. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal Reserve funds rate plus an agreed upon spread. For the year ended April 30, 2011, the fund’s commitment fee and interest expense were $13,220 and $0, respectively, and are included in miscellaneous expense on the Statement of Operations.

45

Notes to Financial Statements – continued

(7)	Transactions in Underlying Affiliated Funds-Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the fund assumes the following to be affiliated issuers:

Underlying Affiliated Funds	Beginning Shares/Par Amount	Acquisitions Shares/Par Amount	Dispositions Shares/Par Amount	Ending Shares/Par Amount
MFS Institutional Money Market Portfolio	9,937,864	617,618,667	(596,763,958)	30,792,573

Underlying Affiliated Funds	Realized Gain (Loss)	Capital Gain Distributions	Dividend Income	Ending Value
MFS Institutional Money Market Portfolio	$—	$—	$73,079	$30,792,573

46

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of MFS Series Trust IX and the Shareholders of

MFS Bond Fund:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS Bond Fund (a series of MFS Series Trust IX) (the “Fund”) as of April 30, 2011, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of April 30, 2011, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS Bond Fund as of April 30, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

June 17, 2011

47

TRUSTEES AND OFFICERS —

IDENTIFICATION AND BACKGROUND

The Trustees and officers of the Trust, as of June 1, 2011, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and officer is 500 Boylston Street, Boston, Massachusetts 02116.

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (born 10/20/63)	Trustee	February 2004	Massachusetts Financial Services Company, Chairman, Chief Executive Officer and Director; President (until December 2009); Chief Investment Officer (until July 2010)
Robert C. Pozen (k) (born 8/08/46)	Trustee	February 2004	Massachusetts Financial Services Company, Chairman Emeritus; Chairman (until July 2010)	Medtronic, Inc, (medical devices), Director (since 2004); The Neilsen Company (market research), Director (since 2010); Telesat (satellite communications), Director (until November 2007); Bell Canada Enterprises (telecommunications), Director (until February 2009)

48

Trustees and Officers – continued

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
INDEPENDENT TRUSTEES
David H. Gunning (born 5/30/42)	Trustee and Chair of Trustees	January 2004	Retired; Cleveland-Cliffs Inc. (mining products and service provider), Vice Chairman/Director (until May 2007)	Lincoln Electric Holdings, Inc. (welding equipment manufacturer), Director; Development Alternatives, Inc. (consulting), Director/Non-Executive Chairman; Portman Limited (mining), Director (until 2008)
Robert E. Butler (born 11/29/41)	Trustee	January 2006	Consultant – investment company industry regulatory and compliance matters
Maureen R. Goldfarb (born 4/06/55)	Trustee	January 2009	Private investor
William R. Gutow (born 9/27/41)	Trustee	December 1993	Private investor and real estate consultant; Capital Entertainment Management Company (video franchise), Vice Chairman	Atlantic Coast Tan (tanning salons), Vice Chairman (until 2007); Texas Donuts (donut franchise), Vice Chairman (until 2010)
Michael Hegarty (born 12/21/44)	Trustee	December 2004	Private investor
John P. Kavanaugh (born 11/04/54)	Trustee	January 2009	Private investor; The Hanover Insurance Group, Inc., Vice President and Chief Investment Officer (until 2006); Allmerica Investment Trust, Allmerica Securities Trust and Opus Investment Trust (investment companies), Chairman, President and Trustee (until 2006)

49

Trustees and Officers – continued

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
J. Dale Sherratt (born 9/23/38)	Trustee	June 1989	Insight Resources, Inc. (acquisition planning specialists), President; Wellfleet Investments (investor in health care companies), Managing General Partner
Laurie J. Thomsen (born 8/05/57)	Trustee	March 2005	Private investor; New Profit, Inc. (venture philanthropy), Executive Partner (until 2010)	The Travelers Companies (property and casualty insurance), Director
Robert W. Uek (born 5/18/41)	Trustee	January 2006	Consultant to investment company industry
OFFICERS
Maria F. DiOrioDwyer (k) (born 12/01/58)	President	March 2004	Massachusetts Financial Services Company, Executive Vice President and Chief Regulatory Officer (since March 2004) Chief Compliance Officer (since December 2006)
Christopher R. Bohane (k) (born 1/18/74)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel
John M. Corcoran (k) (born 4/13/65)	Treasurer	October 2008	Massachusetts Financial Services Company, Senior Vice President (since October 2008); State Street Bank and Trust (financial services provider), Senior Vice President, (until September 2008)

50

Trustees and Officers – continued

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
Ethan D. Corey (k) (born 11/21/63)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel
David L. DiLorenzo (k) (born 8/10/68)	Assistant Treasurer	July 2005	Massachusetts Financial Services Company, Vice President
Timothy M. Fagan (k) (born 7/10/68)	Assistant Secretary and Assistant Clerk	September 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel
Robyn L. Griffin (born 7/04/75)	Assistant Independent Chief Compliance Officer	August 2008	Griffin Compliance LLC (provider of compliance services), Principal (since August 2008); State Street Corporation (financial services provider), Mutual Fund Administration Assistant Vice President (October 2006 – July 2008); Liberty Mutual Group (insurance), Personal Market Assistant Controller (April 2006 – October 2006); Deloitte & Touche LLP (professional services firm), Senior Manager (prior to April 2006)
Brian E. Langenfeld (k) (born 3/07/73)	Assistant Secretary and Assistant Clerk	June 2006	Massachusetts Financial Services Company, Vice President and Senior Counsel (since May 2006); John Hancock Advisers, LLC, Assistant Vice President and Counsel (until April 2006)

51

Trustees and Officers – continued

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
Ellen Moynihan (k) (born 11/13/57)	Assistant Treasurer	April 1997	Massachusetts Financial Services Company, Senior Vice President
Susan S. Newton (k) (born 3/07/50)	Assistant Secretary and Assistant Clerk	May 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel
Susan A. Pereira (k) (born 11/05/70)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel
Mark N. Polebaum (k) (born 5/01/52)	Secretary and Clerk	January 2006	Massachusetts Financial Services Company, Executive Vice President, General Counsel and Secretary (since January 2006); Wilmer Cutler Pickering Hale and Dorr LLP (law firm), Partner (until January 2006)
Frank L. Tarantino (born 3/07/44)	Independent Chief Compliance Officer	June 2004	Tarantino LLC (provider of compliance services), Principal
Richard S. Weitzel (k) (born 7/16/70)	Assistant Secretary and Assistant Clerk	October 2007	Massachusetts Financial Services Company, Vice President and Assistant General Counsel
James O. Yost (k) (born 6/12/60)	Assistant Treasurer	September 1990	Massachusetts Financial Services Company, Senior Vice President

(h)	Date first appointed to serve as Trustee/officer of an MFS fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Messrs. Pozen and Manning served as Advisory Trustees. For the period March 2008 until October 2008, Ms. DiOrioDwyer served as Treasurer of the Funds.

52

Trustees and Officers – continued

(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).
(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of position with MFS. The address of MFS is 500 Boylston Street, Boston, Massachusetts 02116.

Each Trustee has been elected by shareholders and each Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Messrs. Butler, Kavanaugh, Uek and Ms. Thomsen are members of the Trust’s Audit Committee.

Each of the Fund’s Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor, and, in the case of the officers, with certain affiliates of MFS. As of January 1, 2011, the Trustees served as board members of 105 funds within the MFS Family of Funds.

The Statement of Additional Information for the Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser	Custodian
Massachusetts Financial Services Company 500 Boylston Street, Boston, MA 02116-3741	JPMorgan Chase Bank One Chase Manhattan Plaza New York, NY 10081
Distributor	Independent Registered Public Accounting Firm
MFS Fund Distributors, Inc. 500 Boylston Street, Boston, MA 02116-3741	Deloitte & Touche LLP 200 Berkeley Street, Boston, MA 02116
Portfolio Managers
Richard Hawkins Robert Persons

53

BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT

A discussion regarding the Board’s most recent review and renewal of the fund’s Investment Advisory Agreement with MFS is available by clicking on the fund’s name under “Mutual Funds” in the “Products and Performance” section of the MFS Web site (mfs.com).

PROXY VOTING POLICIES AND INFORMATION

A general description of the MFS funds’ proxy voting policies and procedures is available without charge, upon request, by calling
1-800-225-2606, by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the twelve-month period ended June 30, 2010 is available without charge by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q may be reviewed and copied at the:

Public Reference Room

Securities and Exchange Commission

100 F Street, NE, Room 1580

Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. The fund’s Form N-Q is available on the EDGAR database on the Commission’s Internet Web site at http://www.sec.gov, and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

A shareholder can also obtain the quarterly portfolio holdings report at mfs.com.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS funds on the MFS web site (mfs.com). This information is available by visiting the “News & Commentary” section of mfs.com or by clicking on the fund’s name under “Mutual Funds” in the “Products and Performance” section of mfs.com.

FEDERAL TAX INFORMATION (unaudited)

The fund will notify shareholders of amounts for use in preparing 2011 income tax forms in January 2012.

54

rev. 3/11

FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

•Social Security number and account balances

•Account transactions and transaction history

•Checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 800-225-2606 or go to mfs.com.

55

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., MFS Fund Distributors, Inc., MFS Heritage Trust Company, and MFS Service Center, Inc.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?

We collect your personal information, for example, when you

•open an account or provide account information

•direct us to buy securities or direct us to sell your securities

•make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates and other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

•sharing for affiliates’ everyday business purposes – information about your creditworthiness

•affiliates from using your information to market to you

•sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

•MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. •MFS does not share with nonaffiliates so they can market to you.
Joint Marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. •MFS doesn’t jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

56

Save paper with eDelivery.

MFS® will send you prospectuses, reports, and proxies directly via e-mail so you will get information faster with less mailbox clutter.

To sign up:

1. Go to mfs.com.

2. Log in via MFS® Access.

3. Select eDelivery.

If you own your MFS fund shares through a financial institution or a retirement plan, MFS® TALK, MFS® Access, or eDelivery may not be available to you.

Web site

mfs.com

MFS TALK

1-800-637-8255

24 hours a day

Account service and literature

Shareholders

1-800-225-2606

Financial advisors

1-800-343-2829

Retirement plan services

1-800-637-1255

Mailing address

MFS Service Center, Inc.

P.O. Box 55824

Boston, MA 02205-5824

Overnight mail

MFS Service Center, Inc.

c/o Boston Financial Data Services

30 Dan Road

Canton, MA 02021-2809

MFS® Limited Maturity Fund

ANNUAL REPORT

April 30, 2011

MQL-ANN

MFS® LIMITED MATURITY FUND

SIPC Contact Information: You may obtain information about the Securities Investor Protection Corporation (“SIPC”), including the SIPC Brochure, by contacting SIPC either by telephone (1-202-371-8300) or by accessing SIPC’s web site address (www.sipc.org).

The report is prepared for the general information of shareholders.

It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

LETTER FROM THE CEO

Dear Shareholders:

After an extended rebound in the financial markets, uncertainty returned in 2010 as investors began to question the durability of the recovery for global economies and markets. That uncertainty led to increased risk aversion, especially as investors saw the eurozone struggle with the debt woes of many of its members and amid a weakening trend in the global macroeconomic data. Last September, the U.S. Federal Reserve Board’s promises to further loosen monetary policy helped assuage market fears and drive asset prices off their recent lows. A combination of solid earnings and improving economic data gave an additional boost to investor sentiment. For 2011, we are cautiously optimistic that economic growth will continue to improve and that the global economies will recover from the shocks of the past few years. We expect the pace of recovery worldwide to be uneven and volatile and acknowledge the elevated uncertainty created by events in Japan, Europe, and the Middle East.

As always, we continue to be mindful of the many economic challenges faced at the local, national, and international levels. It is in times such as these that we want to remind investors of the merits of maintaining a long-term view, adhering to basic investing principles such as asset allocation and diversification, and working closely with their advisors to research and identify appropriate investment opportunities.

Respectfully,

Robert J. Manning

Chairman and Chief Executive Officer

MFS Investment Management®

June 17, 2011

The opinions expressed in this letter are subject to change, may not be relied upon for investment advice, and no forecasts can be guaranteed.

1

PORTFOLIO COMPOSITION

Portfolio structure (i)

Fixed income sectors (i)
High Grade Corporates	67.2%
Non-U.S. Government Bonds	13.6%
Asset-Backed Securities	4.4%
Emerging Markets Bonds	3.6%
Mortgage-Backed Securities	3.5%
U.S. Government Agencies	2.1%
Commercial Mortgage-Backed Securities	2.0%
High Yield Corporates	0.8%
Collateralized Debt Obligations	0.6%
U.S. Treasury Securities	(3.4)%

Composition including fixed income credit quality (a)(i)
AAA	16.1%
AA	18.5%
A	27.1%
BBB	28.9%
BB	0.8%
B	0.2%
CCC	0.5%
CC	0.2%
D (o)	0.0%
Federal Agencies	5.5%
Not Rated	(3.4)%
Cash & Other	5.6%

Portfolio facts (i)
Average Duration (d)	1.6
Average Effective Maturity (m)	2.3 yrs.

Issuer country weightings (i)
United States	58.3%
United Kingdom	7.6%
France	5.2%
Canada	3.7%
Netherlands	3.6%
Sweden	2.4%
Japan	2.1%
Spain	2.0%
Australia	1.9%
Other Countries	13.2%

2

Portfolio Composition – continued

(a)	For all securities other than those specifically described below, ratings are assigned to underlying securities utilizing ratings from Moody’s, Fitch, and Standard & Poor’s rating agencies and applying the following hierarchy: If all three agencies provide a rating, the middle rating (after dropping the highest and lowest ratings) is assigned; if two of the three agencies rate a security, the lower of the two is assigned. Ratings are shown in the S&P and Fitch scale (e.g., AAA). All ratings are subject to change. Federal Agencies includes rated and unrated U.S. Agency fixed-income securities, U.S. Agency mortgage-backed securities, and collateralized mortgage obligations of U.S. Agency mortgage-backed securities. Not Rated includes fixed income securities which have not been rated by any rating agency. Cash & Other includes cash, other assets less liabilities, offsets to derivative positions, and short-term securities. The fund may not hold all of these instruments. The fund itself has not been rated.
(d)	Duration is a measure of how much a bond’s price is likely to fluctuate with general changes in interest rates, e.g., if rates rise 1.00%, a bond with a 5-year duration is likely to lose about 5.00% of its value due to the interest rate move.
(i)	For purposes of this presentation, the components include the market value of securities, and reflect the impact of the equivalent exposure of derivative positions, if applicable. These amounts may be negative from time to time. The bond component will include any accrued interest amounts. Equivalent exposure is a calculated amount that translates the derivative position into a reasonable approximation of the amount of the underlying asset that the portfolio would have to hold at a given point in time to have the same price sensitivity that results from the portfolio’s ownership of the derivative contract. When dealing with derivatives, equivalent exposure is a more representative measure of the potential impact of a position on portfolio performance than market value. Where the fund holds convertible bonds, these are treated as part of the equity portion of the portfolio.
(m)	In determining an instrument’s effective maturity for purposes of calculating the fund’s dollar-weighted average effective maturity, MFS uses the instrument’s stated maturity or, if applicable, an earlier date on which MFS believes it is probable that a maturity-shortening device (such as a put, pre-refunding or prepayment) will cause the instrument to be repaid. Such an earlier date can be substantially shorter than the instrument’s stated maturity.
(o)	Less than 0.1%.

Percentages are based on net assets as of 4/30/11.

The portfolio is actively managed and current holdings may be different.

3

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended April 30, 2011, Class A shares of the MFS Limited Maturity Fund (the “fund”) provided a total return of 2.72%, at net asset value. This compares with a return of 2.27% for the fund’s benchmark, the Barclays Capital 1-3 Year U.S. Government/Credit Bond Index.

Market Environment

After about a year of almost uninterrupted macroeconomic and financial market improvement following the global credit crisis, the second and third quarters of 2010 witnessed heightened risk aversion. This “risk-off” environment derived from a much greater concern surrounding the public-debt profiles of several of the peripheral European countries, as well as a weakening trend in global macroeconomic data. These two dynamics caused most asset prices to retrench significantly, as many questioned the durability of the global recovery.

Towards the middle of the period, the U.S. Federal Reserve (the Fed) indicated that further monetary loosening would be forthcoming if macroeconomic activity did not show signs of improvement. The prospects for, and subsequent implementation of, more easing by the Fed improved market sentiment and drove risk-asset prices markedly higher. The December agreement on a surprisingly large (relative to expectations) expansionary U.S. fiscal package also boosted sentiment. During the subsequent several months, the renewed positive market sentiment, coupled with better indications of global macroeconomic activity, pushed many asset valuations to post-crisis highs. At the same time, global sovereign bond yields initially rose amidst the more “risk-seeking” environment, but fell modestly as the period came to a close.

Factors Affecting Performance

Relative to the Barclays Capital 1-3 Year U.S. Government/Credit Bond Index, the fund’s return from yield, which was greater than that of the benchmark, was a key contributor to relative performance. The fund’s greater exposure to “BBB” rated (r) securities also aided relative returns as securities in this credit quality tier outperformed higher-quality issues.

As yields fell during the reporting period, the fund’s holdings in securities with maturities less than one year held back relative performance.

Respectfully,

James Calmas

Portfolio Manager

4

Management Review – continued

(r)	Bonds rated “BBB”, “Baa”, or higher are considered investment grade; bonds rated “BB”, “Ba”, or below are considered non-investment grade. The source for bond quality ratings is Moody’s Investors Service, Standard & Poor’s and Fitch, Inc. and are applied using the following hierarchy: If all three agencies provide a rating, the middle rating (after dropping the highest and lowest ratings) is assigned; if two of the three agencies rate a security, the lower of the two is assigned. Ratings are shown in the S&P and Fitch scale (e.g., AAA). For securities which are not rated by any of the three agencies, the security is considered Not Rated.

The views expressed in this report are those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

5

PERFORMANCE SUMMARY THROUGH 4/30/11

The following chart illustrates a representative class of the fund’s historical performance in comparison to its benchmark(s). Performance results include the deduction of the maximum applicable sales charge and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. The performance of other share classes will be greater than or less than that of the class depicted below. Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect sales charges, commissions or expenses. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your shares, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on fund distributions or the redemption of fund shares.

Growth of a Hypothetical $10,000 Investment

6

Performance Summary – continued

Total Returns through 4/30/11

Average annual without sales charge

Share class	Class inception date	1-yr	5-yr	10-yr	Life (t)
A	2/26/92	2.72%	3.82%	3.56%	N/A
B	9/07/93	2.12%	3.06%	2.80%	N/A
C	7/01/94	2.02%	2.94%	2.70%	N/A
I	1/02/97	2.87%	3.97%	3.71%	N/A
R1	4/01/05	1.85%	2.93%	N/A	2.69%
R2	10/31/03	2.46%	3.51%	N/A	2.80%
R3	4/01/05	2.78%	3.66%	N/A	3.42%
R4	4/01/05	2.87%	3.94%	N/A	3.71%
529A	7/31/02	2.62%	3.60%	N/A	3.08%
529B	7/31/02	2.00%	2.91%	N/A	2.38%
529C	7/31/02	1.75%	2.78%	N/A	2.30%

Comparative benchmark
Barclays Capital 1-3 Year U.S. Government/Credit Bond Index (f)	2.27%	4.51%	4.07%	N/A

Average annual with sales charge
A With Initial Sales Charge (2.50%)	0.15%	3.30%	3.29%	N/A
B With CDSC (Declining over six years from 4% to 0%) (x)	(1.86)%	2.72%	2.80%	N/A
C With CDSC (1% for 12 months) (x)	1.02%	2.94%	2.70%	N/A
529A With Initial Sales Charge (2.50%)	0.05%	3.07%	N/A	2.78%
529B With CDSC (Declining over six years from 4% to 0%) (x)	(1.98)%	2.56%	N/A	2.38%
529C With CDSC (1% for 12 months) (x)	0.76%	2.78%	N/A	2.30%

Class I, R1, R2, R3, and R4 shares do not have a sales charge.

CDSC – Contingent Deferred Sales Charge.

(f)	Source: FactSet Research Systems Inc.
(t)	For the period from the class inception date through the stated period end (for those share classes with less than 10 years of performance history). No comparative benchmark performance information is provided for “life” periods. (See Notes to Performance Summary.)
(x)	Assuming redemption at the end of the applicable period.

7

Performance Summary – continued

Benchmark Definition

Barclays Capital 1-3 Year U.S. Government/Credit Bond Index – a market capitalization-weighted index that measures the performance of the short-term (1 to 3 years) investment-grade corporate and U.S. government bond markets.

It is not possible to invest directly in an index.

Notes to Performance Summary

Class 529 shares are only available in conjunction with qualified tuition programs, such as the MFS 529 Savings Plan. There also is an additional fee, which is detailed in the program description, on qualified tuition programs. If this fee was reflected, the performance for Class 529 shares would have been lower. This annual fee is waived for Oregon residents and for those accounts with assets of $25,000 or more.

Average annual total return represents the average annual change in value for each share class for the periods presented. Life returns are presented where the share class has less than 10 years of performance history and represent the average annual total return from the class inception date to the stated period end date. As the fund’s share classes may have different inception dates, the life returns may represent different time periods and may not be comparable. As a result, no comparative benchmark performance information is provided for life periods.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

8

EXPENSE TABLE

Fund expenses borne by the shareholders during the period, November 1, 2010 through April 30, 2011

As a shareholder of the fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on certain purchase or redemption payments, and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period November 1, 2010 through April 30, 2011.

The expenses include the payment of a portion of the transfer-agent-related expenses of MFS funds that invest in the fund. For further information, please see the Notes to the Financial Statements.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the

9

Expense Table – continued

relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class		Annualized Expense Ratio	Beginning Account Value 11/01/10	Ending Account Value 4/30/11	Expenses Paid During Period (p) 11/01/10-4/30/11
A	Actual	0.76%	$1,000.00	$1,004.56	$3.78
	Hypothetical (h)	0.76%	$1,000.00	$1,021.03	$3.81
B	Actual	1.49%	$1,000.00	$1,002.47	$7.40
	Hypothetical (h)	1.49%	$1,000.00	$1,017.41	$7.45
C	Actual	1.61%	$1,000.00	$1,001.91	$7.99
	Hypothetical (h)	1.61%	$1,000.00	$1,016.81	$8.05
I	Actual	0.61%	$1,000.00	$1,005.29	$3.03
	Hypothetical (h)	0.61%	$1,000.00	$1,021.77	$3.06
R1	Actual	1.61%	$1,000.00	$1,000.27	$7.98
	Hypothetical (h)	1.61%	$1,000.00	$1,016.81	$8.05
R2	Actual	1.01%	$1,000.00	$1,003.31	$5.02
	Hypothetical (h)	1.01%	$1,000.00	$1,019.79	$5.06
R3	Actual	0.86%	$1,000.00	$1,005.67	$4.28
	Hypothetical (h)	0.86%	$1,000.00	$1,020.53	$4.31
R4	Actual	0.60%	$1,000.00	$1,005.32	$2.98
	Hypothetical (h)	0.60%	$1,000.00	$1,021.82	$3.01
529A	Actual	0.86%	$1,000.00	$1,004.06	$4.27
	Hypothetical (h)	0.86%	$1,000.00	$1,020.53	$4.31
529B	Actual	1.63%	$1,000.00	$1,001.75	$8.09
	Hypothetical (h)	1.63%	$1,000.00	$1,016.71	$8.15
529C	Actual	1.71%	$1,000.00	$999.81	$8.48
	Hypothetical (h)	1.71%	$1,000.00	$1,016.31	$8.55

(h)	5% class return per year before expenses.
(p)	Expenses paid is equal to each class’ annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year. Expenses paid do not include any applicable sales charges (loads). If these transaction costs had been included, your costs would have been higher.

10

PORTFOLIO OF INVESTMENTS

4/30/11

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Bonds - 96.6%
Issuer	Shares/Par	Value ($)

Asset-Backed & Securitized - 7.1%
Ally Auto Receivables Trust, “A2”, 0.67%, 2013	$3,000,000	$2,999,967
Bayview Commercial Asset Trust, FRN, 0.523%, 2035 (z)	1,377,912	1,078,972
Bayview Commercial Asset Trust, FRN, 0.483%, 2036 (z)	1,194,772	933,676
Bayview Commercial Asset Trust, FRN, 2.415%, 2036 (i)(z)	6,354,031	330,737
Bayview Financial Acquisition Trust, FRN, 5.638%, 2036	2,370,000	2,144,715
Bayview Financial Acquisition Trust, FRN, 5.483%, 2041	1,636,461	1,643,052
Bayview Financial Revolving Mortgage Loan Trust, FRN, 1.811%, 2040 (z)	1,022,748	576,817
BMW Vehicle Lease Trust, 0.58%, 2012	3,700,000	3,700,036
Brascan Real Estate, CDO, FRN, 1.874%, 2040 (z)	1,526,000	1,068,200
Brazilian Merchant Voucher Receivables Ltd., 5.911%, 2011 (z)	193,336	195,269
Capital Trust Realty Ltd., CDO, 5.16%, 2035 (z)	4,120,000	4,163,672
Chrysler Financial Auto Securitization Trust, 0.69%, 2013	3,500,000	3,502,011
Chrysler Financial Auto Securitization Trust, “A2”, 1.15%, 2011	567,177	567,443
Commercial Mortgage Asset Trust, “X”, 0.993%, 2032 (i)(z)	16,717,018	206,703
Commercial Mortgage Pass-Through Certificates, FRN, 0.409%, 2017 (n)	3,400,000	3,310,258
Continental Airlines, Inc., FRN, 0.763%, 2011	151,399	148,371
Credit-Based Asset Servicing & Securitization LLC, 5.295%, 2037	2,805,533	1,240,915
Credit-Based Asset Servicing & Securitization LLC, FRN, 5.303%, 2035	1,018,185	995,149
Credit-Based Asset Servicing & Securitization LLC, FRN, 5.419%, 2037	4,000,000	1,804,720
Crest G-Star, 2001-1A, “A”, CDO, FRN, 0.781%, 2016 (z)	935,427	931,685
Ford Credit Auto Lease Trust, “A2”, 0.75%, 2012 (n)	4,800,000	4,802,704
Gramercy Real Estate Ltd., CDO, FRN, 0.594%, 2035 (z)	1,958,017	1,664,314
Hertz Global Holdings, Inc., 4.26%, 2014 (n)	2,990,000	3,140,599
Hertz Vehicle Financing LLC, 2010-1A, “A1”, 2.6%, 2015 (n)	1,570,000	1,604,690
Hyundai Auto Receivables Trust, “A3”, 1.16%, 2015	2,520,000	2,526,455
IMPAC CMB Trust, FRN, 0.953%, 2034	414,802	359,531
IMPAC CMB Trust, FRN, 1.133%, 2034	436,634	311,608
IMPAC Secured Assets Corp., FRN, 0.563%, 2036	1,382,781	1,199,048
Interstar Millennium Trust, FRN, 0.709%, 2036	533,155	505,522
John Deere Owner Trust, “A2”, 0.64%, 2014	2,750,000	2,751,087
JPMorgan Chase Commercial Mortgage Securities Corp., 5.298%, 2047	5,000,000	5,079,856
JPMorgan Chase Commercial Mortgage Securities Corp., FRN, 5.458%, 2037	3,566,366	3,662,000

11

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Bonds - continued
Asset-Backed & Securitized - continued
JPMorgan Mortgage Acquisition Corp., FRN, 5.532%, 2036	$3,700,000	$3,436,778
Lehman Brothers Commercial Conduit Mortgage Trust, FRN, 1.525%, 2035 (i)	4,699,115	239,068
Mercedes-Benz Auto Lease Trust, “A2”, 0.79%, 2013 (n)	3,550,000	3,557,132
Merrill Lynch Mortgage Investors, Inc., 5.45%, 2037	2,108,731	625,732
Merrill Lynch/Countrywide Commercial Mortgage Trust, 5.878%, 2046	2,179,914	2,179,184
Morgan Stanley Capital I, Inc., FRN, 1.345%, 2031 (i)(z)	1,679,728	34,800
Nationslink Funding Corp., FRN, 1.448%, 2030 (i)	3,392,764	75,586
Nissan Auto Lease Trust, “A2”, 0.9%, 2013	4,067,000	4,076,383
Option One Mortgage Loan Trust, FRN, 5.611%, 2037	1,990,000	1,100,832
Ownit Mortgage Loan Asset-Backed Certificates, FRN, 5.29%, 2036	2,478,102	1,556,013
Smart Trust, “A2B”, FRN, 0.971%, 2013 (z)	2,298,000	2,298,011
Structured Asset Securities Corp., FRN, 4.67%, 2035	92,989	92,874
Structured Asset Securities Corp., FRN, 0.453%, 2035	22,734	22,496
Thornburg Mortgage Securities Trust, FRN, 0.893%, 2043	1,841,080	1,706,830
Wachovia Bank Commercial Mortgage Trust, 5.275%, 2048	6,000,000	6,100,124

		$86,251,625
Automotive - 1.8%
American Honda Finance Corp., 2.375%, 2013 (n)	$4,050,000	$4,122,203
American Honda Finance Corp., 1.625%, 2013 (n)	1,800,000	1,802,171
BMW US Capital LLC, 4.25%, 2011	1,900,000	1,930,941
FUEL Trust, 4.207%, 2016 (z)	3,170,000	3,236,912
Nissan Motor Acceptance Corp., 3.25%, 2013 (n)	1,500,000	1,535,408
RCI Banque S.A., FRN, 2.155%, 2014 (z)	4,370,000	4,354,054
Toyota Motor Credit Corp., 5.125%, 2011	3,246,000	3,308,119
Toyota Motor Credit Corp., 3.2%, 2015	1,270,000	1,309,290

		$21,599,098
Banks & Diversified Financials (Covered Bonds) - 1.9%
Bank of Nova Scotia, 1.45%, 2013 (n)	$5,540,000	$5,576,060
BNP Paribas Home Loan, 2.2%, 2015 (n)	4,260,000	4,137,815
Canadian Imperial Bank of Commerce, 2%, 2013 (n)	1,496,000	1,525,735
Compagnie de Financement Foncier, 2.125%, 2013 (n)	3,500,000	3,551,573
Compagnie de Financement Foncier, FRN, 1.024%, 2012 (n)	4,700,000	4,696,546
Stadshypotek AB, FRN, 0.857%, 2013 (n)	4,200,000	4,195,115

		$23,682,844
Broadcasting - 0.2%
NBC Universal, Inc., 2.1%, 2014 (n)	$2,100,000	$2,107,957

12

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Bonds - continued
Brokerage & Asset Managers - 0.8%
BlackRock, Inc., 3.5%, 2014	$3,700,000	$3,903,278
Franklin Resources, Inc., 2%, 2013	3,290,000	3,344,209
TD AMERITRADE Holding Corp., 2.95%, 2012	2,548,000	2,605,763

		$9,853,250
Building - 0.5%
CRH America, Inc., 5.3%, 2013	$1,400,000	$1,494,689
Lafarge S.A., 6.15%, 2011	4,410,000	4,455,935

		$5,950,624
Cable TV - 0.9%
Comcast Corp., 5.3%, 2014	$2,250,000	$2,465,413
DIRECTV Holdings LLC, 4.75%, 2014	3,000,000	3,253,422
Time Warner Cable, Inc., 5.4%, 2012	5,409,000	5,691,847

		$11,410,682
Chemicals - 1.7%
Dow Chemical Co., 7.6%, 2014	$6,030,000	$6,999,938
Potash Corp. of Saskatchewan, Inc., 7.75%, 2011	4,032,000	4,052,934
Potash Corp. of Saskatchewan, Inc., 5.25%, 2014	3,210,000	3,529,697
PPG Industries, Inc., 5.75%, 2013	5,201,000	5,613,569

		$20,196,138
Computer Software - 0.7%
Adobe Systems, Inc., 3.25%, 2015	$3,785,000	$3,916,290
Oracle Corp., 3.75%, 2014	4,430,000	4,738,993

		$8,655,283
Conglomerates - 0.5%
Eaton Corp., 4.9%, 2013	$2,000,000	$2,145,988
Ingersoll-Rand Global Holding Co. Ltd., 6%, 2013	2,575,000	2,846,711
Ingersoll-Rand Global Holding Co. Ltd., 9.5%, 2014	1,025,000	1,234,226

		$6,226,925
Consumer Products - 1.8%
Clorox Co., 5%, 2013	$5,850,000	$6,214,285
Mattel, Inc., 6.125%, 2011	2,250,000	2,261,540
Newell Rubbermaid, Inc., 5.5%, 2013	4,360,000	4,685,967
Phillips Electronics N.V., 7.25%, 2013	400,000	450,660
Royal Philips Electronics N.V., 4.625%, 2013	3,980,000	4,215,915
Whirlpool Corp., 8%, 2012	3,511,000	3,731,084

		$21,559,451

13

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Bonds - continued
Consumer Services - 0.8%
Western Union Co., 5.4%, 2011	$5,500,000	$5,642,945
Western Union Co., FRN, 0.889%, 2013	4,190,000	4,205,465

		$9,848,410
Defense Electronics - 0.5%
BAE Systems Holdings, Inc., 6.4%, 2011 (n)	$3,495,000	$3,619,488
BAE Systems Holdings, Inc., 4.95%, 2014 (n)	2,240,000	2,398,043

		$6,017,531
Electronics - 0.5%
Broadcom Corp., 1.5%, 2013 (n)	$1,400,000	$1,396,087
Tyco Electronics Ltd., 6%, 2012	4,751,000	5,059,958

		$6,456,045
Emerging Market Quasi-Sovereign - 1.8%
Banco do Nordeste do Brasil (BNB), 3.625%, 2015 (n)	$979,000	$957,838
Corporacion Nacional del Cobre de Chile, 4.75%, 2014 (n)	5,420,000	5,816,050
Korea Expressway Corp., 4.5%, 2015 (n)	2,479,000	2,592,578
Mubadala Development Co., 5.75%, 2014 (n)	3,197,000	3,491,671
National Agricultural Co., 5%, 2014 (n)	2,541,000	2,702,341
Petrobras International Finance Co., 3.875%, 2016	3,624,000	3,673,931
Ras Laffan Liquefied Natural Gas Co. Ltd., 8.294%, 2014 (n)	2,142,000	2,342,277

		$21,576,686
Emerging Market Sovereign - 0.4%
State of Qatar, 5.15%, 2014	$3,000,000	$3,255,000
State of Qatar, 5.15%, 2014 (n)	1,588,000	1,722,980

		$4,977,980
Energy - Independent - 0.4%
Encana Corp., 6.3%, 2011	$3,200,000	$3,290,202
EnCana Holdings Finance Corp., 5.8%, 2014	1,535,000	1,713,286

		$5,003,488
Energy - Integrated - 3.1%
BP Capital Markets PLC, 3.125%, 2015	$5,300,000	$5,383,698
Cenovus Energy, Inc., 4.5%, 2014	2,170,000	2,349,643
ConocoPhillips, 5.5%, 2013	1,700,000	1,849,384
ConocoPhillips, 4.75%, 2014	1,740,000	1,895,008
Hess Corp., 7%, 2014	3,740,000	4,254,257
Husky Energy, Inc., 5.9%, 2014	2,965,000	3,296,659
Petro-Canada Financial Partnership, 5%, 2014	2,950,000	3,212,833
Royal Dutch Shell PLC, 3.1%, 2015	5,780,000	5,995,629

14

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Bonds - continued
Energy - Integrated - continued
Statoil A.S.A., 2.9%, 2014	$4,380,000	$4,547,018
TNK-BP Finance S.A., 6.875%, 2011 (n)	2,060,000	2,083,278
TOTAL S.A., 3%, 2015	2,810,000	2,900,111

		$37,767,518
Financial Institutions - 2.1%
General Electric Capital Corp., 5.45%, 2013	$600,000	$642,524
General Electric Capital Corp., 4.8%, 2013	1,820,000	1,940,304
General Electric Capital Corp., 1.875%, 2013	3,030,000	3,050,283
General Electric Capital Corp., FRN, 0.389%, 2011	2,230,000	2,230,339
General Electric Capital Corp., FRN, 0.434%, 2012	1,570,000	1,568,367
General Electric Capital Corp., FRN, 1.144%, 2014	6,000,000	6,046,260
International Lease Finance Corp., 5.35%, 2012	3,340,000	3,406,800
NYSE Euronext, Inc., 4.8%, 2013	3,230,000	3,444,478
ORIX Corp., 5.48%, 2011	3,240,000	3,292,365

		$25,621,720
Food & Beverages - 5.2%
Anheuser-Busch InBev S.A., 3%, 2012	$2,000,000	$2,058,858
Anheuser-Busch InBev S.A., 7.2%, 2014	3,760,000	4,297,680
Anheuser-Busch InBev S.A. FRN, 1.038%, 2013	2,000,000	2,018,144
Brown-Forman Corp., 5.2%, 2012	3,780,000	3,929,662
Cargill, Inc., 6.375%, 2012 (n)	350,000	368,750
Cargill, Inc., 5.2%, 2013 (n)	3,400,000	3,633,080
Coca Cola Co., 0.75%, 2013	1,570,000	1,557,194
Conagra Foods, Inc., 5.875%, 2014	4,000,000	4,406,804
Diageo Capital PLC, 5.125%, 2012	7,130,000	7,376,962
Dr. Pepper Snapple Group, Inc., 1.7%, 2011	3,160,000	3,183,283
Dr. Pepper Snapple Group, Inc., 2.35%, 2012	2,240,000	2,288,436
General Mills, Inc., 5.25%, 2013	2,100,000	2,286,808
H.J. Heinz Co., 6.625%, 2011	1,670,000	1,690,270
H.J. Heinz Co., 5.35%, 2013	1,500,000	1,632,342
Kraft Foods, Inc., 6.25%, 2012	1,031,000	1,091,041
Kraft Foods, Inc., 2.625%, 2013	2,000,000	2,059,270
Kraft Foods, Inc., 6.75%, 2014	1,100,000	1,247,491
Miller Brewing Co., 5.5%, 2013 (n)	6,225,000	6,779,753
PepsiAmericas, Inc., 4.5%, 2013	3,000,000	3,190,434
Pepsico, Inc., 0.875%, 2013	1,800,000	1,789,421
SABMiller PLC, 6.2%, 2011 (n)	1,050,000	1,059,242
Wm. Wrigley Jr. Co., 2.45%, 2012 (n)	6,163,000	6,183,091

		$64,128,016

15

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Bonds - continued
Food & Drug Stores - 0.4%
CVS Caremark Corp., 5.75%, 2011	$2,240,000	$2,273,053
CVS Caremark Corp., 3.25%, 2015	2,372,000	2,431,651

		$4,704,704
Gaming & Lodging - 0.2%
Marriott International, Inc., 5.625%, 2013	$2,370,000	$2,538,251

Industrial - 0.7%
Cornell University, 4.35%, 2014	$3,070,000	$3,304,088
Duke University Taxable Bonds, “A”, 4.2%, 2014	1,560,000	1,684,036
President & Fellows Harvard College, 5%, 2014 (n)	871,000	953,693
Steelcase, Inc., 6.5%, 2011	2,114,000	2,144,089

		$8,085,906
Insurance - 3.6%
Aflac, Inc., 3.45%, 2015	$3,840,000	$3,895,430
American International Group, Inc., 3.65%, 2014	2,670,000	2,736,531
ING Bank N.V., FRN, 0.913%, 2012 (n)	2,250,000	2,255,024
ING Bank N.V., FRN, 1.36%, 2013 (z)	2,140,000	2,144,417
Lincoln National Corp., 4.3%, 2015	2,060,000	2,173,963
MassMutual Global Funding, FRN, 0.661%, 2014 (z)	2,870,000	2,870,804
Metlife, Inc., FRN, 1.56%, 2013	5,570,000	5,641,290
Metropolitan Life Global Funding, 2.875%, 2012 (n)	2,120,000	2,165,962
Metropolitan Life Global Funding, 5.125%, 2013 (n)	2,250,000	2,409,161
Metropolitan Life Global Funding, 5.125%, 2014 (n)	1,450,000	1,585,534
New York Life Global Funding, 4.65%, 2013 (n)	4,262,000	4,564,014
Pricoa Global Funding, 4.625%, 2012 (n)	740,000	766,438
Pricoa Global Funding, FRN, 0.373%, 2012 (n)	2,970,000	2,957,986
Principal Financial Group, Inc., 7.875%, 2014	3,000,000	3,482,988
Prudential Financial, Inc., 3.625%, 2012	1,770,000	1,825,220
UnumProvident Corp., 6.85%, 2015 (n)	2,590,000	2,909,601

		$44,384,363
Insurance - Health - 0.9%
Aetna, Inc., 5.75%, 2011	$2,350,000	$2,364,511
Unitedhealth Group, Inc., 4.875%, 2013	4,500,000	4,783,761
WellPoint, Inc., 6.8%, 2012	3,580,000	3,831,742

		$10,980,014
Insurance - Property & Casualty - 0.9%
ACE INA Holdings, Inc., 2.6%, 2015	$2,000,000	$1,975,896
Allstate Corp., 6.2%, 2014	1,490,000	1,695,817
Aon Corp., 3.5%, 2015	3,200,000	3,261,386

16

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Bonds - continued
Insurance - Property & Casualty - continued
AXIS Capital Holdings Ltd., 5.75%, 2014	$3,480,000	$3,790,326
ZFS Finance USA Trust IV, 5.875% to 2012, FRN to 2062 (n)	648,000	646,017

		$11,369,442
International Market Quasi-Sovereign - 10.5%
Achmea Hypotheekbank N.V., FRN, 0.66%, 2014 (n)	$2,500,000	$2,487,073
ANZ National Bank Ltd. Group, 3.25%, 2012 (n)	4,290,000	4,398,812
Bank of England, 2.375%, 2012 (n)	2,400,000	2,442,730
Bank of Ireland, 2.75%, 2012 (n)	2,190,000	2,077,977
Commonwealth Bank of Australia, 2.4%, 2012 (n)	1,950,000	1,977,043
Commonwealth Bank of Australia, 2.9%, 2014 (n)	2,000,000	2,086,608
Danske Bank A/S, FRN, 0.663%, 2012 (n)	5,170,000	5,163,827
Dexia Credit Local, FRN, 0.959%, 2011 (n)	7,370,000	7,380,628
Eksportfinans A.S.A., 5.125%, 2011	3,780,000	3,866,622
Electricite de France PLC, 5.5%, 2014 (n)	3,910,000	4,298,240
Finance for Danish Industry A.S., FRN, 0.564%, 2012 (n)	3,790,000	3,807,267
Finance for Danish Industry A.S., FRN, 0.539%, 2012 (n)	2,590,000	2,590,782
Finance for Danish Industry A.S., FRN, 0.68%, 2013 (n)	3,500,000	3,496,630
ING Bank N.V., 2.625%, 2012 (n)	4,770,000	4,845,333
ING Bank N.V., 3.9%, 2014 (n)	3,700,000	3,947,974
Irish Life & Permanent PLC, 3.6%, 2013 (e)(n)	5,300,000	4,562,585
Japan Finance Corp., 2%, 2011	3,680,000	3,687,669
KfW Bankengruppe, 1.375%, 2013	6,900,000	6,988,789
KfW Bankengruppe, 3.5%, 2014	3,066,000	3,271,428
Kommunalbanken AS, 1.75%, 2015 (n)	1,000,000	985,087
Landwirtschaftliche Rentenbank, 4.125%, 2013	4,040,000	4,327,095
LeasePlan Corp. N.V., 3%, 2012 (n)	1,600,000	1,640,214
Lloyds TSB Bank PLC, FRN, 1.303%, 2012 (n)	4,330,000	4,367,208
Macquarie Bank, 2.6%, 2012 (n)	2,680,000	2,722,183
Nationwide Building Society, FRN, 0.493%, 2012 (n)	7,000,000	6,991,719
Royal Bank of Scotland PLC, FRN, 1.012%, 2012 (n)	5,406,000	5,438,101
Societe Financement de l’ Economie Francaise, 3.375%, 2014 (n)	7,550,000	7,992,694
Swedbank AB, 2.8%, 2012 (n)	780,000	794,307
Swedish Export Credit Corp., FRN, 1.062%, 2014	8,640,000	8,792,029
Swedish Housing Finance Corp., 3.125%, 2012 (n)	4,740,000	4,838,578
Vestjysk Bank A/S, FRN, 0.859%, 2013 (n)	2,940,000	2,960,756
Westpac Banking Corp., 3.45%, 2014 (n)	3,370,000	3,579,344

		$128,807,332
International Market Sovereign - 1.0%
Kingdom of Belgium, 2.875%, 2014	$2,500,000	$2,557,795
Kingdom of Spain, 2%, 2012 (n)	2,700,000	2,713,940
Kingdom of Spain, 3.625%, 2013	6,790,000	6,967,443

		$12,239,178

17

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Bonds - continued
Local Authorities - 0.8%
Louisiana Gas & Fuels Tax Rev. (Build America Bonds), FRN, 3%, 2043	$3,730,000	$3,775,282
Province of Ontario, 5%, 2011	5,000,000	5,108,035
Province of Ontario, 2.625%, 2012	1,050,000	1,067,243

		$9,950,560
Major Banks - 11.3%
ABN Amro Bank N.V., FRN, 2.043%, 2014 (n)	$4,850,000	$4,956,957
ANZ National (International) Ltd., 2.375%, 2012 (n)	2,300,000	2,335,289
ANZ National (International) Ltd., 1.309%, 2013 (n)	1,580,000	1,581,684
BAC Capital Trust XIV, 5.63% to 2012, FRN to 2049	3,700,000	2,867,500
Bank of America Corp., 7.375%, 2014	1,075,000	1,225,418
Bank of America Corp., 4.5%, 2015	1,000,000	1,052,078
Bank of Tokyo-Mitsubishi UFJ, 2.6%, 2013 (n)	4,070,000	4,150,908
Bank of Tokyo-Mitsubishi UFJ, 1.6%, 2013 (n)	1,960,000	1,955,800
Barclays Bank PLC, 2.5%, 2013	2,100,000	2,146,519
Barclays Bank PLC, 5.2%, 2014	3,660,000	3,984,455
Barclays Bank PLC, FRN, 1.323%, 2014	2,360,000	2,381,426
BB&T Corp., 3.85%, 2012	5,080,000	5,255,834
BB&T Corp., 2.05%, 2014	2,000,000	2,007,590
BNP Paribas, 2.125%, 2012	3,250,000	3,302,962
Commonwealth Bank of Australia, 3.75%, 2014 (n)	4,574,000	4,804,191
Credit Suisse (USA), Inc., 6.125%, 2011	5,039,000	5,191,067
Credit Suisse New York, 5.5%, 2014	4,630,000	5,123,470
Credit Suisse New York, FRN, 1.241%, 2014	3,000,000	3,031,293
Goldman Sachs Group, Inc., 6%, 2014	3,930,000	4,342,725
ING Bank N.V., 2.65%, 2013 (n)	1,850,000	1,859,960
ING Bank N.V., 1.595%, 2013 (n)	4,750,000	4,786,846
Intesa Sanpaolo S.p.A., FRN, 2.712%, 2014 (n)	2,490,000	2,551,941
JPMorgan Chase & Co., 5.375%, 2012	1,500,000	1,591,589
JPMorgan Chase & Co., FRN, 0.961%, 2013	4,000,000	4,025,784
JPMorgan Chase & Co., FRN, 1.074%, 2014	2,110,000	2,118,638
JPMorgan Chase & Co., FRN, 1.023%, 2014	4,620,000	4,615,921
KeyCorp, 3.75%, 2015	3,850,000	3,951,748
Kookmin Bank, 7.25%, 2014 (n)	2,200,000	2,497,849
Merrill Lynch & Co., Inc., 6.15%, 2013	3,710,000	4,020,560
Morgan Stanley, 6%, 2014	2,060,000	2,255,955
Morgan Stanley, 6%, 2015	3,290,000	3,628,380
Morgan Stanley, FRN, 1.874%, 2014	3,290,000	3,335,869
PNC Funding Corp., 3.625%, 2015	2,300,000	2,408,969
Royal Bank of Scotland PLC, 4.375%, 2016	4,880,000	5,011,077
Santander UK PLC, 3.875%, 2014 (n)	4,525,000	4,615,980

18

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Bonds - continued
Major Banks - continued
Societe Generale North America, Inc., FRN, 0.623%, 2012	$6,180,000	$6,179,079
Standard Chartered PLC, 3.85%, 2015 (n)	3,730,000	3,878,682
State Street Corp., 4.3%, 2014	3,750,000	4,042,455
Wachovia Corp., 5.5%, 2013	2,250,000	2,434,088
Wells Fargo & Co., 4.375%, 2013	4,530,000	4,782,425
Wells Fargo & Co., 3.75%, 2014	1,350,000	1,429,254

		$137,720,215
Medical & Health Technology & Services - 0.9%
CareFusion Corp., 4.125%, 2012	$1,490,000	$1,536,644
Covidien International Finance SA, 5.45%, 2012	1,896,000	2,019,382
McKesson Corp., 3.25%, 2016	4,190,000	4,282,042
Thermo Fisher Scientific, Inc., 2.15%, 2012	2,900,000	2,953,322

		$10,791,390
Metals & Mining - 0.8%
Anglo American Capital, 2.15%, 2013 (n)	$2,000,000	$2,023,726
ArcelorMittal, 6.5%, 2014	2,710,000	3,013,433
ArcelorMittal, 3.75%, 2015	2,250,000	2,305,514
BHP Billiton Finance Ltd., 5.5%, 2014	2,250,000	2,506,318
Vale Inco Ltd., 7.75%, 2012	420,000	448,341

		$10,297,332
Mortgage-Backed - 3.4%
Fannie Mae, 5.932%, 2011	$652,455	$652,201
Fannie Mae, 6.131%, 2011	762,376	762,092
Fannie Mae, 5.07%, 2013	1,773,369	1,890,345
Fannie Mae, 5.5%, 2014 - 2019	4,164,609	4,516,023
Fannie Mae, 7%, 2015 - 2016	781,857	858,325
Fannie Mae, 4%, 2016	9,609	9,609
Fannie Mae, 4.5%, 2016 - 2023	5,425,627	5,734,106
Fannie Mae, 5.724%, 2016	2,122,164	2,357,409
Fannie Mae, 6.5%, 2016 - 2017	1,685,209	1,858,505
Fannie Mae, 6%, 2017	1,963,279	2,147,675
Fannie Mae, 5%, 2018	1,874,912	2,017,117
Fannie Mae, 5%, 2023 (f)	3,398,132	3,635,690
Fannie Mae, FRN, 2.355%, 2033	200,722	203,174
Fannie Mae, FRN, 2.453%, 2033	1,228,449	1,285,826
Fannie Mae, FRN, 2.46%, 2033	135,377	141,490
Freddie Mac, 7.5%, 2015	254,297	277,753
Freddie Mac, 6%, 2016 - 2017	1,435,951	1,562,413
Freddie Mac, 5.5%, 2017 - 2025	5,227,516	5,685,363

19

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Bonds - continued
Mortgage-Backed - continued
Freddie Mac, 5%, 2018 - 2028	$5,908,651	$6,294,806
Ginnie Mae, FRN, 2.625%, 2032	198,542	205,070

		$42,094,992
Natural Gas - Pipeline - 1.5%
Energy Transfer Partners LP, 5.65%, 2012	$2,750,000	$2,882,556
Energy Transfer Partners LP, 8.5%, 2014	2,500,000	2,933,503
Enterprise Products Operating LP, 3.7%, 2015	4,320,000	4,487,270
Enterprise Products Operating LP, 3.2%, 2016	740,000	746,792
Kinder Morgan Energy Partners LP, 5.85%, 2012	3,000,000	3,185,082
TransCanada PipeLines Ltd., 3.4%, 2015	4,100,000	4,276,866

		$18,512,069
Network & Telecom - 2.0%
AT&T, Inc., 6.7%, 2013	$1,390,000	$1,567,962
British Telecommunications PLC, 5.15%, 2013	799,000	850,693
CenturyLink, Inc., 7.875%, 2012	3,420,000	3,646,773
France Telecom, 4.375%, 2014	2,390,000	2,582,665
France Telecom, 2.125%, 2015	1,900,000	1,883,504
Telecom Italia Capital, 5.25%, 2013	1,900,000	2,023,823
Telefonica Emisiones S.A.U., 5.984%, 2011	3,300,000	3,322,437
Telefonica Emisiones S.A.U., 2.582%, 2013	2,500,000	2,537,665
TELUS Corp., 8%, 2011	2,458,000	2,472,269
Verizon Communications, Inc, 5.25%, 2013	2,770,000	2,987,323

		$23,875,114
Oil Services - 0.5%
Noble Corp., 5.875%, 2013	$3,800,000	$4,128,320
Noble Corp., 3.45%, 2015	2,270,000	2,341,880

		$6,470,200
Oils - 0.3%
Premcor Refing Group, Inc., 6.125%, 2011	$3,514,000	$3,514,000

Other Banks & Diversified Financials - 4.2%
American Express Centurion Bank, 5.55%, 2012	$2,870,000	$3,044,318
American Express Centurion Bank, 5.5%, 2013	1,240,000	1,333,126
Banco Santander Chile, 2.875%, 2012 (n)	3,418,000	3,430,271
Banco Santander Chile, FRN, 1.309%, 2011 (n)	1,350,000	1,349,771
Banco Santander U.S. Debt S.A.U., 2.991%, 2013 (n)	3,100,000	3,130,237
Bosphorus Financial Services Ltd., FRN, 2.113%, 2012 (z)	425,000	420,673
Capital One Financial Corp., 5.7%, 2011	3,130,000	3,186,866
Citigroup, Inc., 5.5%, 2013	4,770,000	5,106,137

20

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Bonds - continued
Other Banks & Diversified Financials - continued
Citigroup, Inc., 6.375%, 2014	$2,380,000	$2,659,095
Citigroup, Inc., 6.01%, 2015	1,880,000	2,083,839
Lloyds TSB Bank PLC, 4.375%, 2015 (n)	4,660,000	4,818,529
Nordea Bank AB, 1.75%, 2013 (n)	4,800,000	4,854,302
Rabobank Nederland N.V., 4.2%, 2014 (n)	3,770,000	4,032,332
Svenska Handelsbanken AB, 2.875%, 2012 (n)	2,000,000	2,051,298
Svenska Handelsbanken AB, 4.875%, 2014 (n)	3,330,000	3,595,974
UBS AG, 2.25%, 2013	4,000,000	4,065,332
Woori Bank, FRN, 0.669%, 2011	2,000,000	1,985,428

		$51,147,528
Pharmaceuticals - 2.5%
AstraZeneca PLC, 5.4%, 2012	$1,210,000	$1,288,197
Celgene Corp., 2.45%, 2015	5,312,000	5,215,067
Eli Lilly & Co., 3.55%, 2012	1,480,000	1,518,967
Novartis AG, 4.125%, 2014	3,600,000	3,868,808
Pfizer, Inc., 4.45%, 2012	3,740,000	3,869,064
Roche Holding, Inc., 5%, 2014 (n)	5,213,000	5,713,281
Sanofi-Aventis, FRN, 0.618%, 2014	5,000,000	5,021,870
Wyeth, 5.5%, 2014	3,400,000	3,774,119

		$30,269,373
Printing & Publishing - 0.6%
Pearson Dollar Finance PLC, 5.7%, 2014 (n)	$4,900,000	$5,368,072
Pearson PLC, 5.5%, 2013 (n)	780,000	837,830
Reed Elsevier Capital, 6.75%, 2011	1,180,000	1,198,058

		$7,403,960
Railroad & Shipping - 0.2%
Canadian Pacific Railroad Co., 5.75%, 2013	$2,230,000	$2,405,635

Real Estate - 1.2%
HCP, Inc., REIT, 2.7%, 2014	$2,750,000	$2,780,795
PPF Funding, Inc., REIT, 5.35%, 2012 (n)	3,660,000	3,759,662
ProLogis, REIT, 5.5%, 2012	3,440,000	3,510,905
Simon Property Group, Inc., REIT, 4.2%, 2015	1,000,000	1,064,497
WEA Finance LLC, REIT, 5.4%, 2012 (n)	3,500,000	3,693,350

		$14,809,209
Retailers - 1.6%
AutoZone, Inc., 6.5%, 2014	$5,803,000	$6,513,200
Home Depot, Inc., 5.25%, 2013	3,470,000	3,800,910
Macy’s Retail Holdings, Inc., 5.35%, 2012	1,510,000	1,555,300

21

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Bonds - continued
Retailers - continued
Staples, Inc., 9.75%, 2014	$3,350,000	$4,028,445
Wesfarmers Ltd., 6.998%, 2013 (n)	2,894,000	3,188,841

		$19,086,696
Specialty Chemicals - 0.6%
Air Products & Chemicals, Inc., 4.15%, 2013	$1,150,000	$1,199,636
Airgas, Inc., 4.5%, 2014	5,480,000	5,773,723

		$6,973,359
Specialty Stores - 0.4%
Best Buy Co., Inc., 6.75%, 2013	$4,074,000	$4,461,486

Supermarkets - 1.1%
Delhaize Group, 5.875%, 2014	$2,270,000	$2,490,004
Kroger Co., 5%, 2013	2,453,000	2,625,208
Safeway, Inc., 5.8%, 2012	3,644,000	3,869,480
Safeway, Inc., 6.25%, 2014	2,450,000	2,720,255
Woolworths Ltd., 2.55%, 2015 (n)	1,900,000	1,889,430

		$13,594,377
Supranational - 1.8%
Central American Bank for Economic Integration, 5.375%, 2014 (n)	$4,240,000	$4,595,804
Corporacion Andina de Fomento, 6.875%, 2012	3,000,000	3,139,866
European Investment Bank, 1.25%, 2013	6,470,000	6,525,538
European Investment Bank, 3%, 2014	3,730,000	3,923,121
Inter-American Development Bank, 3%, 2014	3,980,000	4,189,571

		$22,373,900
Telecommunications - Wireless - 1.4%
AT&T Wireless Services, Inc., 8.125%, 2012	$1,000,000	$1,072,904
Crown Castle Towers LLC, 4.523%, 2015 (n)	2,660,000	2,765,057
Crown Castle Towers LLC, 3.214%, 2015 (n)	2,730,000	2,749,590
Telefonica Moviles Chile, 2.875%, 2015 (n)	100,000	97,881
Verizon Wireless Capital LLC, FRN, 2.914%, 2011	3,750,000	3,754,534
Vodafone Group PLC, 4.15%, 2014	2,750,000	2,947,835
Vodafone Group PLC, 5.375%, 2015	3,000,000	3,330,285

		$16,718,086
Tobacco - 1.0%
Altria Group, Inc., 8.5%, 2013	$3,670,000	$4,285,602
B.A.T. International Finance PLC, 8.125%, 2013 (n)	3,415,000	3,944,848
Reynolds American, Inc., FRN, 1.01%, 2011	3,980,000	3,983,088

		$12,213,538

22

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Bonds - continued
Transportation - Services - 0.5%
ERAC USA Finance Co., 2.75%, 2013 (n)	$4,455,000	$4,528,138
ERAC USA Finance Co., 2.25%, 2014 (n)	1,900,000	1,910,370

		$6,438,508
U.S. Government Agencies and Equivalents - 2.1%
American Express Co., 3.15%, 2011 (m)	$2,200,000	$2,238,876
Citigroup, Inc., 2.875%, 2011 (m)	2,010,000	2,041,854
Farmer Mac, 5.5%, 2011 (n)	2,600,000	2,627,807
FDIC Structured Sale Guarantee Note, 0%, 2012 (n)	1,250,000	1,222,575
General Electric Capital Corp., 2.2%, 2012 (m)	1,690,000	1,724,814
Goldman Sachs Group, Inc., 3.25%, 2012 (m)	1,430,000	1,476,092
Pooled Funding Trust I, 2.74%, 2012 (m)(n)	2,500,000	2,544,752
Pooled Funding Trust II, 2.625%, 2012 (m)(n)	3,430,000	3,466,042
Small Business Administration, 5.1%, 2016	1,326,932	1,397,712
Small Business Administration, 5.46%, 2016	1,019,587	1,081,107
Small Business Administration, 5.68%, 2016	1,048,595	1,114,667
Small Business Administration, 5.94%, 2016	900,721	962,882
Small Business Administration, 5.37%, 2016	505,274	537,341
U.S. Central Federal Credit Union, 1.9%, 2012	2,590,000	2,643,041

		$25,079,562
Utilities - Electric Power - 5.0%
Allegheny Energy Supply Co. LLC, 8.25%, 2012 (n)	$2,770,000	$2,929,347
Duke Energy Corp., 5.65%, 2013	4,010,000	4,366,946
Duke Energy Corp., 6.3%, 2014	2,000,000	2,236,500
Duke Energy Corp., 3.35%, 2015	960,000	988,924
Duquesne Light Co., 6.7%, 2012	1,400,000	1,470,613
EDP Finance B.V., 5.375%, 2012 (n)	3,950,000	4,020,958
Enel Finance International S.A., 5.7%, 2013 (n)	3,010,000	3,198,847
Enel Finance International S.A., 3.875%, 2014 (n)	3,300,000	3,444,141
Exelon Generation Co. LLC, 5.35%, 2014	2,500,000	2,708,125
FirstEnergy Corp., 6.45%, 2011	57,000	58,540
Georgia Power Co., 6%, 2013	1,120,000	1,246,512
Iberdrola Finance Ireland Ltd., 3.8%, 2014 (n)	5,150,000	5,287,793
Niagara Mohawk Power Corp., 3.553%, 2014 (n)	3,280,000	3,397,014
Oncor Electric Delivery Co., 5.95%, 2013	6,720,000	7,364,461
PG & E Corp., 5.75%, 2014	3,100,000	3,409,706
PPL WEM Holdings PLC, 3.9%, 2016 (z)	3,810,000	3,869,627
Progress Energy, Inc., 6.05%, 2014	2,000,000	2,232,904
Southern Co., 4.15%, 2014	2,260,000	2,415,603
Southern Co., 2.375%, 2015	6,530,000	6,487,000

		$61,133,561
Total Bonds (Identified Cost, $1,155,248,662)		$1,179,335,111

23

Portfolio of Investments – continued

Money Market Funds (v) - 3.6%
Issuer	Shares/Par	Value ($)

MFS Institutional Money Market Portfolio, 0.16%, at Cost and Net Asset Value	44,245,631	$44,245,631
Total Investments (Identified Cost, $1,199,494,293)		$1,223,580,742

Other Assets, Less Liabilities - (0.2)%		(2,360,197)
Net Assets - 100.0%		$1,221,220,545

(e)	Guaranteed by Minister for Finance of Ireland.
(f)	All or a portion of the security has been segregated as collateral for open futures contracts.
(i)	Interest only security for which the fund receives interest on notional principal (Par amount). Par amount shown is the notional principal and does not reflect the cost of the security.
(m)	The debt is guaranteed under the Federal Deposit Insurance Corporation’s (FDIC) Temporary Liquidity Guarantee Program and is backed by the full faith and credit of the United States. The expiration date of the FDIC’s guarantee is the earlier of the maturity date of the debt or June 30, 2012.
(n)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. At period end, the aggregate value of these securities was $365,057,540, representing 29.9% of net assets.
(v)	Underlying affiliated fund that is available only to investment companies managed by MFS. The rate quoted is the annualized seven-day yield of the fund at period end.
(z)	Restricted securities are not registered under the Securities Act of 1933 and are subject to legal restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are subsequently registered. Disposal of these securities may involve time-consuming negotiations and prompt sale at an acceptable price may be difficult. The fund holds the following restricted securities:

Restricted Securities	Acquisition Date	Cost	Value
Bayview Commercial Asset Trust, FRN, 0.523%, 2035	6/09/05	$1,377,912	$1,078,972
Bayview Commercial Asset Trust, FRN, 0.483%, 2036	2/23/06	1,194,772	933,676
Bayview Commercial Asset Trust, FRN, 2.415%, 2036	5/16/06	481,743	330,737
Bayview Financial Revolving Mortgage Loan Trust, FRN, 1.811%, 2040	3/01/06	1,022,748	576,817
Bosphorus Financial Services Ltd., FRN, 2.113%, 2012	3/08/05	425,000	420,673
Brascan Real Estate, CDO, FRN, 1.874%, 2040	9/14/04	1,526,000	1,068,200
Brazilian Merchant Voucher Receivables Ltd., 5.911%, 2011	7/02/03-3/08/07	193,337	195,269
Capital Trust Realty Ltd., CDO, 5.16%, 2035	9/16/10	4,125,086	4,163,672
Commercial Mortgage Asset Trust, “X”, 0.993%, 2032	8/25/03	305,338	206,703

24

Portfolio of Investments – continued

Restricted Securities - continued	Acquisition Date	Cost	Value
Crest G-Star, 2001-1A, “A”, CDO, FRN, 0.781%, 2016	10/27/10	$923,051	$931,685
FUEL Trust, 4.207%, 2016	4/12/11	3,170,000	3,236,912
Gramercy Real Estate Ltd., CDO, FRN, 0.594%, 2035	6/21/05-1/18/07	1,958,077	1,664,314
ING Bank N.V., FRN, 1.36%, 2013	3/08/11	2,140,000	2,144,417
MassMutual Global Funding, FRN, 0.661%, 2014	4/07/11	2,870,000	2,870,804
Morgan Stanley Capital I, Inc., FRN, 1.345%, 2031	6/10/03-5/16/06	49,612	34,800
PPL WEM Holdings PLC, 3.9%, 2016	4/18/11	3,806,019	3,869,627
RCI Banque S.A., FRN, 2.155%, 2014	4/05/11	4,370,000	4,354,054
Smart Trust, “A2B”, FRN, 0.971%, 2013	3/10/11	2,298,000	2,298,011
Total Restricted Securities			$30,379,343
% of Net Assets			2.5%

The following abbreviations are used in this report and are defined:

CDO	Collateralized Debt Obligation
FRN	Floating Rate Note. Interest rate resets periodically and may not be the rate reported at period end.
PLC	Public Limited Company
REIT	Real Estate Investment Trust

Derivative Contracts at 4/30/11

Futures Contracts Outstanding at 4/30/11

Description	Currency	Contracts	Value	Expiration Date	Unrealized Appreciation (Depreciation)
Liability Derivatives
Interest Rate Futures
U.S. Treasury Note 5 yr (Short)	USD	351	$41,582,531	June - 2011	$(629,189)

Swap Agreements at 4/30/11

Expiration	Notional Amount			Counterparty	Cash Flows to Receive	Cash Flows to Pay	Value
Asset Derivatives
Credit Default Swaps
9/20/14	USD	4,770,000(a	)	Goldman Sachs International	1.00% (fixed rate)	(1)	$105,404

(1)	Fund, as protection seller, to pay notional amount upon a defined credit event by Cargill, Inc., 7.375%, 10/1/25, an A rated bond. The fund entered into the contract to gain issuer exposure.
(a)	Net unamortized premiums received by the fund amounted to $7,462.

25

Portfolio of Investments – continued

The credit ratings presented here are an indicator of the current payment/performance risk of the related swap, the reference obligation for which may be either a single security or, in the case of a credit default index, a basket of securities issued by corporate or sovereign issuers. Ratings are assigned to each reference security, including each individual security within a reference basket of securities utilizing ratings from Moody’s, Fitch, and Standard & Poor’s rating agencies and applying the following hierarchy. If all three agencies provide a rating, the middle rating (after dropping the highest and lowest ratings) is assigned; if two of the three agencies rate a security, the lower of the two is assigned. Ratings are shown in the S&P and Fitch scale (e.g., AAA). The ratings for a credit default index are calculated by MFS as a weighted average of the external credit ratings of the individual securities that compose the index’s reference basket of securities.

At April 30, 2011, the fund had sufficient cash and/or other liquid securities to cover any commitments under these derivative contracts.

See Notes to Financial Statements

26

Financial Statements

STATEMENT OF ASSETS AND LIABILITIES

At 4/30/11

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

Assets
Investments-
Non-affiliated issuers, at value (identified cost, $1,155,248,662)	$1,179,335,111
Underlying affiliated funds, at cost and value	44,245,631
Total investments, at value (identified cost, $1,199,494,293)	$1,223,580,742
Receivables for
Investments sold	1,456,190
Fund shares sold	2,149,866
Interest	10,515,185
Swaps, at value (net unamortized premiums received, $7,462)	105,404
Other assets	8,572
Total assets	$1,237,815,959
Liabilities
Payables for
Distributions	$559,078
Daily variation margin on open futures contracts	41,133
Investments purchased	12,343,483
Fund shares reacquired	3,197,811
Payable to affiliates
Investment adviser	41,655
Shareholder servicing costs	243,390
Distribution and service fees	34,165
Program manager fees	334
Payable for independent Trustees’ compensation	9,018
Accrued expenses and other liabilities	125,347
Total liabilities	$16,595,414
Net assets	$1,221,220,545
Net assets consist of
Paid-in capital	$1,314,515,107
Unrealized appreciation (depreciation) on investments	23,570,126
Accumulated net realized gain (loss) on investments	(115,452,383)
Accumulated distributions in excess of net investment income	(1,412,305)
Net assets	$1,221,220,545
Shares of beneficial interest outstanding	197,315,326

27

Statement of Assets and Liabilities – continued

	Net assets	Shares outstanding	Net asset value per share (a)
Class A	$702,266,007	113,377,806	$6.19
Class B	16,641,372	2,694,950	6.18
Class C	234,828,810	37,948,015	6.19
Class I	212,086,271	34,346,470	6.17
Class R1	962,796	155,930	6.17
Class R2	6,133,626	990,550	6.19
Class R3	6,714,072	1,085,192	6.19
Class R4	855,398	138,091	6.19
Class 529A	22,742,764	3,671,949	6.19
Class 529B	1,735,025	281,315	6.17
Class 529C	16,254,404	2,625,058	6.19

(a)	Maximum offering price per share was equal to the net asset value per share for all share classes, except for Classes A and 529A, for which the maximum offering prices per share were $6.35 [100 / 97.5 x $6.19] and $6.35 [100 / 97.5 x $6.19], respectively. On sales of $50,000 or more, the maximum offering prices of Class A and Class 529A shares are reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, Class C, Class 529B, and Class 529C shares. Redemption price per share was equal to the net asset value per share for Classes I, R1, R2, R3, R4, and 529A.

See Notes to Financial Statements

28

Financial Statements

STATEMENT OF OPERATIONS

Year ended 4/30/11

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Net investment income
Income
Interest	$43,099,065
Dividends from underlying affiliated funds	77,817
Total investment income	$43,176,882
Expenses
Management fee	$4,935,559
Distribution and service fees	4,865,816
Program manager fees	35,071
Shareholder servicing costs	1,485,875
Administrative services fee	176,460
Independent Trustees’ compensation	33,327
Custodian fee	200,348
Shareholder communications	261,950
Auditing fees	53,412
Legal fees	22,383
Miscellaneous	238,776
Total expenses	$12,308,977
Fees paid indirectly	(295)
Reduction of expenses by investment adviser and distributor	(797,820)
Net expenses	$11,510,862
Net investment income	$31,666,020
Realized and unrealized gain (loss) on investments
Realized gain (loss) (identified cost basis)
Investment transactions	$4,002,304
Futures contracts	(4,108,145)
Swap transactions	50,372
Net realized gain (loss) on investments	$(55,469)
Change in unrealized appreciation (depreciation)
Investments	$238,892
Futures contracts	30,772
Swap transactions	(728)
Net unrealized gain (loss) on investments	$268,936
Net realized and unrealized gain (loss) on investments	$213,467
Change in net assets from operations	$31,879,487

See Notes to Financial Statements

29

Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

	Years ended 4/30
	2011	2010
Change in net assets
From operations
Net investment income	$31,666,020	$32,661,480
Net realized gain (loss) on investments	(55,469)	(2,635,748)
Net unrealized gain (loss) on investments	268,936	59,653,468
Change in net assets from operations	$31,879,487	$89,679,200
Distributions declared to shareholders
From net investment income	$(38,841,973)	$(38,447,410)
Change in net assets from fund share transactions	$59,982,543	$313,939,025
Total change in net assets	$53,020,057	$365,170,815
Net assets
At beginning of period	1,168,200,488	803,029,673
At end of period (including accumulated distributions in excess of net investment income of $1,412,305 and $1,804,723, respectively)	$1,221,220,545	$1,168,200,488
See Notes to Financial Statements

30

Financial Statements

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Class A	Years ended 4/30
	2011		2010	2009	2008	2007
Net asset value, beginning of period	$6.23		$5.90	$6.28	$6.43	$6.38
Income (loss) from investment operations
Net investment income (d)	$0.17		$0.21	$0.25	$0.28	$0.28
Net realized and unrealized gain (loss) on investments	0.00	(w)	0.36	(0.34)	(0.12)	0.07
Total from investment operations	$0.17		$0.57	$(0.09)	$0.16	$0.35
Less distributions declared to shareholders
From net investment income	$(0.21)		$(0.24)	$(0.29)	$(0.31)	$(0.30)
Net asset value, end of period	$6.19		$6.23	$5.90	$6.28	$6.43
Total return (%) (r)(s)(t)	2.72		9.87	(1.41)	2.61	5.65
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.85		0.84	0.82	0.79	0.80
Expenses after expense reductions (f)	0.75		0.75	0.69	0.64	0.65
Net investment income	2.75		3.39	4.26	4.34	4.38
Portfolio turnover	26		28	27	21	33
Net assets at end of period (000 omitted)	$702,266		$705,470	$531,374	$373,587	$388,086

See Notes to Financial Statements

31

Financial Highlights – continued

Class B	Years ended 4/30
	2011		2010	2009	2008	2007
Net asset value, beginning of period	$6.21		$5.88	$6.26	$6.40	$6.36
Income (loss) from investment operations
Net investment income (d)	$0.13		$0.17	$0.21	$0.23	$0.23
Net realized and unrealized gain (loss) on investments	0.00	(w)	0.36	(0.35)	(0.11)	0.06
Total from investment operations	$0.13		$0.53	$(0.14)	$0.12	$0.29
Less distributions declared to shareholders
From net investment income	$(0.16)		$(0.20)	$(0.24)	$(0.26)	$(0.25)
Net asset value, end of period	$6.18		$6.21	$5.88	$6.26	$6.40
Total return (%) (r)(s)(t)	2.12		9.06	(2.17)	1.94	4.70
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.60		1.59	1.58	1.57	1.57
Expenses after expense reductions (f)	1.51		1.51	1.44	1.42	1.42
Net investment income	2.06		2.71	3.57	3.58	3.62
Portfolio turnover	26		28	27	21	33
Net assets at end of period (000 omitted)	$16,641		$35,642	$50,394	$76,246	$119,976

Class C	Years ended 4/30
	2011		2010	2009	2008	2007
Net asset value, beginning of period	$6.22		$5.89	$6.28	$6.42	$6.38
Income (loss) from investment operations
Net investment income (d)	$0.12		$0.15	$0.20	$0.22	$0.22
Net realized and unrealized gain (loss) on investments	0.00	(w)	0.37	(0.35)	(0.10)	0.07
Total from investment operations	$0.12		$0.52	$(0.15)	$0.12	$0.29
Less distributions declared to shareholders
From net investment income	$(0.15)		$(0.19)	$(0.24)	$(0.26)	$(0.25)
Net asset value, end of period	$6.19		$6.22	$5.89	$6.28	$6.42
Total return (%) (r)(s)(t)	2.02		8.95	(2.42)	1.90	4.60
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.60		1.62	1.67	1.64	1.66
Expenses after expense reductions (f)	1.60		1.60	1.54	1.49	1.51
Net investment income	1.90		2.51	3.39	3.50	3.53
Portfolio turnover	26		28	27	21	33
Net assets at end of period (000 omitted)	$234,829		$234,584	$121,612	$69,420	$81,986

See Notes to Financial Statements

32

Financial Highlights – continued

Class I	Years ended 4/30
	2011		2010	2009	2008	2007
Net asset value, beginning of period	$6.21		$5.88	$6.26	$6.40	$6.36
Income (loss) from investment operations
Net investment income (d)	$0.18		$0.22	$0.27	$0.29	$0.29
Net realized and unrealized gain (loss) on investments	0.00	(w)	0.36	(0.35)	(0.11)	0.06
Total from investment operations	$0.18		$0.58	$(0.08)	$0.18	$0.35
Less distributions declared to shareholders
From net investment income	$(0.22)		$(0.25)	$(0.30)	$(0.32)	$(0.31)
Net asset value, end of period	$6.17		$6.21	$5.88	$6.26	$6.40
Total return (%) (r)(s)	2.87		10.05	(1.29)	2.91	5.65
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.60		0.62	0.68	0.64	0.65
Expenses after expense reductions (f)	0.60		0.60	0.54	0.49	0.50
Net investment income	2.88		3.52	4.50	4.50	4.51
Portfolio turnover	26		28	27	21	33
Net assets at end of period (000 omitted)	$212,086		$147,616	$76,526	$163,725	$151,568

Class R1	Years ended 4/30
	2011		2010	2009	2008	2007
Net asset value, beginning of period	$6.21		$5.88	$6.26	$6.40	$6.35
Income (loss) from investment operations
Net investment income (d)	$0.12		$0.16	$0.21	$0.22	$0.22
Net realized and unrealized gain (loss) on investments	(0.01	)(g)	0.36	(0.35)	(0.11)	0.07
Total from investment operations	$0.11		$0.52	$(0.14)	$0.11	$0.29
Less distributions declared to shareholders
From net investment income	$(0.15)		$(0.19)	$(0.24)	$(0.25)	$(0.24)
Net asset value, end of period	$6.17		$6.21	$5.88	$6.26	$6.40
Total return (%) (r)(s)	1.85		8.96	(2.27)	1.80	4.66
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.60		1.62	1.67	1.72	1.84
Expenses after expense reductions (f)	1.60		1.60	1.54	1.57	1.60
Net investment income	1.93		2.57	3.45	3.41	3.42
Portfolio turnover	26		28	27	21	33
Net assets at end of period (000 omitted)	$963		$1,164	$1,046	$909	$267

See Notes to Financial Statements

33

Financial Highlights – continued

Class R2	Years ended 4/30
	2011		2010	2009	2008	2007
Net asset value, beginning of period	$6.23		$5.90	$6.28	$6.42	$6.38
Income (loss) from investment operations
Net investment income (d)	$0.16		$0.19	$0.24	$0.24	$0.25
Net realized and unrealized gain (loss) on investments	(0.01	)(g)	0.37	(0.35)	(0.09)	0.07
Total from investment operations	$0.15		$0.56	$(0.11)	$0.15	$0.32
Less distributions declared to shareholders
From net investment income	$(0.19)		$(0.23)	$(0.27)	$(0.29)	$(0.28)
Net asset value, end of period	$6.19		$6.23	$5.90	$6.28	$6.42
Total return (%) (r)(s)	2.46		9.59	(1.66)	2.41	5.07
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.10		1.12	1.17	1.22	1.38
Expenses after expense reductions (f)	1.00		1.00	0.93	0.97	1.05
Net investment income	2.51		3.16	4.05	3.98	3.98
Portfolio turnover	26		28	27	21	33
Net assets at end of period (000 omitted)	$6,134		$5,999	$4,983	$5,768	$1,154

Class R3	Years ended 4/30
	2011		2010	2009	2008	2007
Net asset value, beginning of period	$6.22		$5.89	$6.28	$6.43	$6.38
Income (loss) from investment operations
Net investment income (d)	$0.16		$0.19	$0.25	$0.26	$0.27
Net realized and unrealized gain (loss) on investments	0.01		0.38	(0.36)	(0.11)	0.07
Total from investment operations	$0.17		$0.57	$(0.11)	$0.15	$0.34
Less distributions declared to shareholders
From net investment income	$(0.20)		$(0.24)	$(0.28)	$(0.30)	$(0.29)
Net asset value, end of period	$6.19		$6.22	$5.89	$6.28	$6.43
Total return (%) (r)(s)	2.78		9.77	(1.68)	2.40	5.39
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.85		0.89	0.92	0.98	1.05
Expenses after expense reductions (f)	0.85		0.85	0.78	0.83	0.90
Net investment income	2.64		3.14	4.20	4.15	4.13
Portfolio turnover	26		28	27	21	33
Net assets at end of period (000 omitted)	$6,714		$5,757	$577	$941	$494

See Notes to Financial Statements

34

Financial Highlights – continued

Class R4	Years ended 4/30
	2011		2010	2009	2008	2007
Net asset value, beginning of period	$6.23		$5.90	$6.28	$6.43	$6.38
Income (loss) from investment operations
Net investment income (d)	$0.18		$0.21	$0.27	$0.28	$0.28
Net realized and unrealized gain (loss) on investments	0.00	(w)	0.37	(0.35)	(0.11)	0.08
Total from investment operations	$0.18		$0.58	$(0.08)	$0.17	$0.36
Less distributions declared to shareholders
From net investment income	$(0.22)		$(0.25)	$(0.30)	$(0.32)	$(0.31)
Net asset value, end of period	$6.19		$6.23	$5.90	$6.28	$6.43
Total return (%) (r)(s)	2.87		10.03	(1.26)	2.69	5.71
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.60		0.63	0.68	0.71	0.76
Expenses after expense reductions (f)	0.60		0.60	0.54	0.56	0.61
Net investment income	2.88		3.37	4.44	4.42	4.41
Portfolio turnover	26		28	27	21	33
Net assets at end of period (000 omitted)	$855		$691	$55	$56	$54

Class 529A	Years ended 4/30
	2011		2010	2009	2008	2007
Net asset value, beginning of period	$6.23		$5.90	$6.28	$6.42	$6.38
Income (loss) from investment operations
Net investment income (d)	$0.16		$0.20	$0.25	$0.25	$0.25
Net realized and unrealized gain (loss) on investments	0.00	(w)	0.37	(0.35)	(0.10)	0.07
Total from investment operations	$0.16		$0.57	$(0.10)	$0.15	$0.32
Less distributions declared to shareholders
From net investment income	$(0.20)		$(0.24)	$(0.28)	$(0.29)	$(0.28)
Net asset value, end of period	$6.19		$6.23	$5.90	$6.28	$6.42
Total return (%) (r)(s)(t)	2.62		9.76	(1.60)	2.42	5.12
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.95		0.97	1.11	1.23	1.26
Expenses after expense reductions (f)	0.85		0.85	0.87	0.98	1.00
Net investment income	2.64		3.28	4.10	4.00	4.02
Portfolio turnover	26		28	27	21	33
Net assets at end of period (000 omitted)	$22,743		$16,907	$8,852	$6,373	$4,467

See Notes to Financial Statements

35

Financial Highlights – continued

Class 529B	Years ended 4/30
	2011		2010	2009	2008	2007
Net asset value, beginning of period	$6.20		$5.87	$6.25	$6.39	$6.35
Income (loss) from investment operations
Net investment income (d)	$0.12		$0.16	$0.21	$0.21	$0.21
Net realized and unrealized gain (loss) on investments	0.00	(w)	0.36	(0.36)	(0.10)	0.07
Total from investment operations	$0.12		$0.52	$(0.15)	$0.11	$0.28
Less distributions declared to shareholders
From net investment income	$(0.15)		$(0.19)	$(0.23)	$(0.25)	$(0.24)
Net asset value, end of period	$6.17		$6.20	$5.87	$6.25	$6.39
Total return (%) (r)(s)(t)	2.00		8.96	(2.29)	1.76	4.47
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.70		1.69	1.68	1.79	1.78
Expenses after expense reductions (f)	1.61		1.61	1.55	1.64	1.63
Net investment income	1.93		2.56	3.46	3.36	3.39
Portfolio turnover	26		28	27	21	33
Net assets at end of period (000 omitted)	$1,735		$2,008	$1,355	$989	$1,046

See Notes to Financial Statements

36

Financial Highlights – continued

Class 529C	Years ended 4/30
	2011		2010	2009	2008	2007
Net asset value, beginning of period	$6.23		$5.89	$6.28	$6.42	$6.38
Income (loss) from investment operations
Net investment income (d)	$0.11		$0.15	$0.20	$0.21	$0.21
Net realized and unrealized gain (loss) on investments	0.00	(w)	0.38	(0.36)	(0.11)	0.06
Total from investment operations	$0.11		$0.53	$(0.16)	$0.10	$0.27
Less distributions declared to shareholders
From net investment income	$(0.15)		$(0.19)	$(0.23)	$(0.24)	$(0.23)
Net asset value, end of period	$6.19		$6.23	$5.89	$6.28	$6.42
Total return (%) (r)(s)(t)	1.75		9.02	(2.52)	1.66	4.34
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.70		1.72	1.78	1.88	1.90
Expenses after expense reductions (f)	1.70		1.70	1.64	1.73	1.75
Net investment income	1.79		2.43	3.34	3.25	3.27
Portfolio turnover	26		28	27	21	33
Net assets at end of period (000 omitted)	$16,254		$12,364	$6,256	$4,861	$3,719
Supplemental Ratios (%):

(d)	Per share data is based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.
(g)	The per share amount varies from the net realized and unrealized gain/loss for the period because of the timing of sales of fund shares and the per share amount of realized and unrealized gains and losses at such time.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(t)	Total returns do not include any applicable sales charges.
(w)	Per share amount was less than $0.01.

See Notes to Financial Statements

37

NOTES TO FINANCIAL STATEMENTS

(1)	Business and Organization

MFS Limited Maturity Fund (the fund) is a series of MFS Series Trust IX (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2)	Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued. The fund invests in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country’s legal, political, and economic environment.

Investment Valuations – Debt instruments and floating rate loans (other than short-term instruments), including restricted debt instruments, are generally valued at an evaluated or composite bid as provided by a third-party pricing service. Short-term instruments with a maturity at issuance of 60 days or less generally are valued at amortized cost, which approximates market value. Futures contracts are generally valued at last posted settlement price as provided by a third-party pricing service on the market on which they are primarily traded. Futures contracts for which there were no trades that day for a particular position are generally valued at the closing bid quotation as provided by a third-party pricing service on the market on which such futures contracts are primarily traded. Swaps are generally valued at valuations provided by a third-party pricing service. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. Values obtained from third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.

38

Notes to Financial Statements – continued

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially effected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

Various inputs are used in determining the value of the fund’s assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own

39

Notes to Financial Statements – continued

assumptions in determining the fair value of investments. Other financial instruments are derivative instruments not reflected in total investments, such as futures and swap contracts. The following is a summary of the levels used as of April 30, 2011 in valuing the fund’s assets or liabilities:

Investments at Value	Level 1	Level 2	Level 3	Total
U.S. Treasury Bonds & U.S. Government Agency & Equivalents	$—	$25,079,562	$—	$25,079,562
Non-U.S. Sovereign Debt	—	189,975,076	—	189,975,076
Corporate Bonds	—	521,589,181	—	521,589,181
Residential Mortgage-Backed Securities	—	59,136,239	—	59,136,239
Commercial Mortgage-Backed Securities	—	24,430,012	—	24,430,012
Asset-Backed Securities (including CDOs)	—	44,780,368	—	44,780,368
Foreign Bonds	—	314,344,673	—	314,344,673
Mutual Funds	44,245,631	—	—	44,245,631
Total Investments	$44,245,631	$1,179,335,111	$—	$1,223,580,742

Other Financial Instruments
Futures	$(629,189)	$—	$—	$(629,189)
Swaps	—	105,404	—	105,404

For further information regarding security characteristics, see the Portfolio of Investments.

Derivatives – The fund uses derivatives for different purposes, including to earn income and enhance returns, to increase or decrease exposure to a particular market, to manage or adjust the risk profile of the fund, or as alternatives to direct investments. Derivatives are used for hedging or non-hedging purposes. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. When the fund uses derivatives as an investment to increase market exposure, or for hedging purposes, gains and losses from derivative instruments may be substantially greater than the derivative’s original cost.

The derivative instruments used by the fund were futures contracts and swap agreements. The fund’s period end derivatives, as presented in the Portfolio of Investments and the associated Derivative Contract Tables, generally are indicative of the volume of its derivative activity during the period.

40

Notes to Financial Statements – continued

The following table presents, by major type of derivative contract, the fair value, on a gross basis, of the asset and liability components of derivatives held by the fund at April 30, 2011 as reported in the Statement of Assets and Liabilities:

		Fair Value (a)
Risk	Derivative	Asset Derivatives	Liability Derivatives
Interest Rate	Interest Rate Futures	$—	$(629,189)
Credit	Credit Default Swaps	105,404	—
Total		$105,404	$(629,189)

(a)	The value of futures contracts outstanding includes cumulative appreciation (depreciation) as reported in the fund’s Portfolio of Investments. Only the current day variation margin for futures contracts is separately reported within the fund’s Statement of Assets and Liabilities.

The following table presents, by major type of derivative contract, the realized gain (loss) on derivatives held by the fund for the year ended April 30, 2011 as reported in the Statement of Operations:

Risk	Futures Contracts	Swap Transactions
Interest Rate	$(4,108,145)	$—
Credit	—	50,372
Total	$(4,108,145)	$50,372

The following table presents, by major type of derivative contract, the change in unrealized appreciation (depreciation) on derivatives held by the fund for the year ended April 30, 2011 as reported in the Statement of Operations:

Risk	Futures Contracts	Swap Transactions
Interest Rate	$30,772	$—
Credit	—	(728)
Total	$30,772	$(728)

Derivative counterparty credit risk is managed through formal evaluation of the creditworthiness of all potential counterparties. On certain over-the-counter derivatives, the fund attempts to reduce its exposure to counterparty credit risk whenever possible by entering into an International Swaps and Derivatives Association (ISDA) Master Agreement on a bilateral basis with each of the counterparties with whom it undertakes a significant volume of transactions. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a certain deterioration in the credit quality of the other party. The ISDA Master Agreement gives the fund the right, upon an event of default by the applicable counterparty or a termination of the agreement, to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. This right to close out

41

Notes to Financial Statements – continued

and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the fund’s credit risk to such counterparty equal to any amounts payable by the fund under the applicable transactions, if any. However, absent an event of default by the counterparty or a termination of the agreement, the ISDA Master Agreement does not result in an offset of reported amounts of assets and liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty.

Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearing house for exchange traded derivatives (i.e., futures and exchange-traded options) while collateral terms are contract specific for over-the-counter traded derivatives (i.e., forward foreign currency exchange contracts, swaps and over-the-counter options). For derivatives traded under an ISDA Master Agreement, the collateral requirements are netted across all transactions traded under such agreement and one amount is posted from one party to the other to collateralize such obligations. Cash collateral that has been pledged to cover obligations of the fund under derivative contracts, if any, will be reported separately on the Statement of Assets and Liabilities as restricted cash. Securities collateral pledged for the same purpose, if any, is noted in the Portfolio of Investments.

Futures Contracts – The fund entered into futures contracts which may be used to hedge against or obtain broad market, interest rate or currency exposure. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the fund is required to deposit with the broker, either in cash or securities, an initial margin in an amount equal to a certain percentage of the notional amount of the contract. Subsequent payments (variation margin) are made or received by the fund each day, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gain or loss by the fund until the contract is closed or expires at which point the gain or loss on futures is realized.

The fund bears the risk of interest rates, exchange rates or securities prices moving unexpectedly, in which case, the fund may not achieve the anticipated benefits of the futures contracts and may realize a loss. While futures may present less counterparty risk to the fund since the contracts are exchange traded and the exchange’s clearinghouse guarantees payments to the broker, there is still counterparty credit risk due to the insolvency of the broker. The fund’s maximum risk of loss due to counterparty credit risk is equal to the margin posted by the fund to the broker plus any gains or minus any losses on the outstanding futures contracts.

42

Notes to Financial Statements – continued

Swap Agreements – The fund entered into swap agreements. A swap is generally an exchange of cash payments, at specified intervals or upon the occurrence of specified events, between the fund and a counterparty. The net cash payments exchanged are recorded as a realized gain or loss on swap transactions in the Statement of Operations. The value of the swap, which is adjusted daily and includes any related interest accruals to be paid or received by the fund, is recorded on the Statement of Assets and Liabilities. The daily change in value, including any related interest accruals to be paid or received, is recorded as unrealized appreciation or depreciation on swap transactions in the Statement of Operations. Amounts paid or received at the inception of the swap are reflected as premiums paid or received on the Statement of Assets and Liabilities and are amortized using the effective interest method over the term of the agreement. A liquidation payment received or made upon early termination is recorded as a realized gain or loss on swap transactions in the Statement of Operations.

Risks related to swap agreements include the possible lack of a liquid market, unfavorable market and interest rate movements of the underlying instrument and the failure of the counterparty to perform under the terms of the agreements. To address counterparty risk, swap transactions are limited to only highly-rated counterparties. The risk is further mitigated by having an ISDA Master Agreement between the fund and the counterparty providing for netting as described above and by the posting of collateral by the counterparty to the fund to cover the fund’s exposure to the counterparty under such ISDA Master Agreement.

The fund entered into credit default swaps in order to manage its exposure to the market or certain sectors of the market, to reduce its credit risk exposure to defaults of corporate and sovereign issuers or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. In a credit default swap, the protection buyer can make an upfront payment and will make a stream of payments based on a fixed percentage applied to the contract notional amount to the protection seller in exchange for the right to receive a specified return upon the occurrence of a defined credit event on the reference obligation (which may be either a single security or a basket of securities issued by corporate or sovereign issuers) and, with respect to the rare cases where physical settlement applies, the delivery by the buyer to the seller of a defined deliverable obligation. Although contract-specific, credit events generally consist of a combination of the following: bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default, or repudiation/moratorium, each as defined in the 2003 ISDA Credit Derivatives Definitions as amended by the relevant contract. Restructuring is generally not applicable when the reference obligation is issued by a North American corporation and obligation acceleration, obligation default, or repudiation/moratorium are generally only applicable when the reference

43

Notes to Financial Statements – continued

obligation is issued by a sovereign entity or an entity in an emerging country. Upon determination of the final price for the deliverable obligation (or upon delivery of the deliverable obligation in the case of physical settlement), the difference between the value of the deliverable obligation and the swap’s notional amount is recorded as realized gain or loss on swap transactions in the Statement of Operations.

Credit default swaps are considered to have credit-risk-related contingent features since they trigger payment by the protection seller to the protection buyer upon the occurrence of a defined credit event. As discussed earlier in this note, any collateral requirements for these swaps are based generally on the market value of the swap netted against collateral requirements for other types of over-the-counter derivatives traded under each counterparty’s ISDA Master Agreement. The maximum amount of future, undiscounted payments that the fund, as protection seller, could be required to make is equal to the swap’s notional amount. The protection seller’s payment obligation would be offset to the extent of the value of the contract’s deliverable obligation. At April 30, 2011, the fund did not hold any credit default swaps at an unrealized loss where it is the protection seller.

The fund’s maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the fair value of the contract. This risk is mitigated by having an ISDA Master Agreement between the fund and the counterparty providing for netting as described above and by the posting of collateral by the counterparty to the fund to cover the fund’s exposure to the counterparty under such ISDA Master Agreement.

Indemnifications – Under the fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with U.S. generally accepted accounting principles. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

44

Notes to Financial Statements – continued

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

Fees Paid Indirectly – The fund’s custody fee may be reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. This amount, for the year ended April 30, 2011, is shown as a reduction of total expenses on the Statement of Operations.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Book/tax differences primarily relate to expiration of capital loss carryforwards and amortization and accretion of debt securities.

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

	4/30/11	4/30/10
Ordinary income (including any short-term capital gains)	$38,841,973	$38,447,410

45

Notes to Financial Statements – continued

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 4/30/11
Cost of investments	$1,207,196,068
Gross appreciation	32,154,752
Gross depreciation	(15,770,078)
Net unrealized appreciation (depreciation)	$16,384,674
Undistributed ordinary income	1,726,182
Capital loss carryforwards	(105,688,243)
Post-October capital loss deferral	(2,686,121)
Other temporary differences	(3,031,054)

As of April 30, 2011, the fund had capital loss carryforwards available to offset future realized gains. Such losses expire as follows:

4/30/12	$(15,641,631)
4/30/13	(18,655,874)
4/30/14	(16,764,678)
4/30/15	(11,871,035)
4/30/16	(12,189,538)
4/30/17	(11,740,197)
4/30/18	(9,393,942)
4/30/19	(9,431,348)
$(105,688,243)

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution, service, and program manager fees. The fund’s income and common expenses are allocated to shareholders based on the value of settled shares outstanding of each class. The fund’s realized and unrealized gain (loss) are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B and Class 529B shares will convert to Class A and Class 529A shares, respectively, approximately eight years after purchase.

46

Notes to Financial Statements – continued

The fund’s distributions declared to shareholders as reported on the Statements of Changes in Net Assets are presented by class as follows:

	From net investment income
	Year ended 4/30/11	Year ended 4/30/10
Class A	$24,638,470	$25,514,574
Class B	716,723	1,430,520
Class C	6,160,897	5,838,491
Class I	5,884,298	4,622,469
Class R1	26,950	36,000
Class R2	183,837	205,001
Class R3	210,682	74,540
Class R4	24,119	11,801
Class 529A	617,403	423,128
Class 529B	44,975	49,041
Class 529C	333,619	241,845
Total	$38,841,973	$38,447,410

(3)	Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at an annual rate of 0.40% of the fund’s average daily net assets.

The investment adviser had agreed in writing to pay a portion of the fund’s operating expenses, exclusive of management fee, distribution and service fees, program manager fees, interest, taxes, extraordinary expenses, brokerage and transaction costs, and investment-related expenses, such that operating expenses did not exceed 0.20% annually of the fund’s average daily net assets. Effective September 1, 2010, this written agreement was terminated. For the year ended April 30, 2011, the fund’s actual operating expenses did not exceed the limit and therefore, the investment adviser did not pay any portion of the fund’s expenses related to this agreement.

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, as distributor, received $136,792 and $4,867 for the year ended April 30, 2011, as its portion of the initial sales charge on sales of Class A and Class 529A shares of the fund, respectively.

The Board of Trustees has adopted a distribution plan for certain class shares pursuant to Rule 12b-1 of the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD for services provided by MFD and financial intermediaries in connection with the distribution and servicing of certain share classes. One component of the plan

47

Notes to Financial Statements – continued

is a distribution fee paid to MFD and another component of the plan is a service fee paid to MFD. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

Distribution Plan Fee Table:

	Distribution Fee Rate (d)	Service Fee Rate (d)	Total Distribution Plan (d)	Annual Effective Rate (e)	Distribution and Service Fee
Class A	—	0.25%	0.25%	0.15%	$1,848,242
Class B	0.75%	0.25%	1.00%	0.91%	274,178
Class C	0.75%	0.25%	1.00%	1.00%	2,479,715
Class R1	0.75%	0.25%	1.00%	1.00%	10,801
Class R2	0.25%	0.25%	0.50%	0.40%	29,770
Class R3	—	0.25%	0.25%	0.25%	16,337
Class 529A	—	0.25%	0.25%	0.15%	47,980
Class 529B	0.75%	0.25%	1.00%	0.91%	18,100
Class 529C	0.75%	0.25%	1.00%	1.00%	140,693
Total Distribution and Service Fees					$4,865,816

(d)	In accordance with the distribution plan for certain classes, the fund pays distribution and/or service fees equal to these annual percentage rates of each class’ average daily net assets. The distribution and service fee rates disclosed by class represent the current rates in effect at the end of the reporting period. Any rate changes, if applicable, are detailed below.
(e)	The annual effective rates represent actual fees incurred under the distribution plan for the year ended April 30, 2011 based on each class’ average daily net assets. 0.10% of the Class A and Class 529A service fee is currently being waived under a written waiver arrangement. For the year ended April 30, 2011, this waiver amounted to $758,484 and is reflected as a reduction of total expenses in the Statement of Operations. For one year from the date of sale of Class B and Class 529B shares, assets attributable to such Class B and Class 529B shares are subject to the 0.25% annual Class B and Class 529B service fee. On assets attributable to all other Class B and Class 529B shares, 0.15% of the Class B and Class 529B service fee is being paid by the fund and 0.10% of the Class B and Class 529B service fee is currently being waived under a written waiver agreement. For the year ended April 30, 2011, this waiver amounted to $27,717 for Class B and Class 529B shares, and is reflected as a reduction of total expenses in the Statement of Operations. 0.10% of the Class R2 distribution fee is currently being waived under a written waiver agreement. For the year ended April 30, 2011, this waiver amounted to $5,954 and is reflected as a reduction of total expenses in the Statement of Operations. These written waiver agreements will continue until modified by the fund’s Board of Trustees, but such agreements will continue at least until August 31, 2011.

Certain Class A shares are subject to a contingent deferred sales charge (CDSC) in the event of a shareholder redemption within 24 months of purchase. Class C and Class 529C shares are subject to a CDSC in the event of a shareholder redemption within 12 months of purchase. Class B and Class 529B shares are subject to a CDSC in the event of a shareholder redemption within six years of

48

Notes to Financial Statements – continued

purchase. All contingent deferred sales charges are paid to MFD and during the year ended April 30, 2011, were as follows:

Amount
Class A	$121,495
Class B	21,771
Class C	79,185
Class 529B	289
Class 529C	8

The fund has entered into and may from time to time enter into contracts with program managers and other parties which administer the tuition programs through which an investment in the fund’s 529 share classes is made. The fund has entered into an agreement with MFD pursuant to which MFD receives an annual fee of up to 0.10% of the average daily net assets attributable to each 529 share class. The services provided by MFD, or a third party with which MFD contracts, include recordkeeping and tax reporting and account services, as well as services designed to maintain the program’s compliance with the Internal Revenue Code and other regulatory requirements. Program manager fees for the year ended April 30, 2011, were as follows:

Amount
Class 529A	$19,192
Class 529B	1,810
Class 529C	14,069
Total Program Manager Fees	$35,071

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent calculated as a percentage of the average daily net assets of the fund as determined periodically under the supervision of the fund’s Board of Trustees. For the year ended April 30, 2011, the fee was $527,664, which equated to 0.0428% annually of the fund’s average daily net assets. MFSC also receives payment from the fund for out-of-pocket expenses, sub-accounting and other shareholder servicing costs which may be paid to affiliated and unaffiliated service providers. For the year ended April 30, 2011, these out-of-pocket expenses, sub-accounting and other shareholder servicing costs amounted to $819,527.

Under a Special Servicing Agreement among MFS, each MFS fund which invests in other MFS funds (“MFS fund-of-funds”) and certain underlying funds in which a MFS fund-of-funds invests (“underlying funds”), each underlying fund may pay a portion of each MFS fund-of-fund’s transfer agent-related expenses, including sub-accounting fees payable to financial intermediaries, to the extent such payments do not exceed the benefits realized or expected to be realized by the underlying fund from the investment in the

49

Notes to Financial Statements – continued

underlying fund by the MFS fund-of-fund. For the year ended April 30, 2011, these costs for the fund amounted to $138,684 and are reflected in the shareholder servicing costs on the Statement of Operations.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund partially reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended April 30, 2011 was equivalent to an annual effective rate of 0.0143% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.

Prior to December 31, 2001, the fund had an unfunded defined benefit plan (“DB plan”) for independent Trustees. As of December 31, 2001, the Board took action to terminate the DB plan with respect to then-current and any future independent Trustees, such that the DB Plan covers only certain of those former independent Trustees who retired on or before December 31, 2001. The DB Plan resulted in a pension expense of $824 and is included in independent Trustees’ compensation for the year ended April 30, 2011. The liability for deferred retirement benefits payable to certain independent Trustees under the DB plan amounted to $9,011 at April 30, 2011, and is included in payable for independent Trustees’ compensation on the Statement of Assets and Liabilities.

Other – This fund and certain other funds managed by MFS (the funds) have entered into services agreements (the Agreements) which provide for payment of fees by the funds to Tarantino LLC and Griffin Compliance LLC in return for the provision of services of an Independent Chief Compliance Officer (ICCO) and Assistant ICCO, respectively, for the funds. The ICCO and Assistant ICCO are officers of the funds and the sole members of Tarantino LLC and Griffin Compliance LLC, respectively. The funds can terminate the Agreements with Tarantino LLC and Griffin Compliance LLC at any time under the terms of the

Agreements. For the year ended April 30, 2011, the aggregate fees paid by the fund to Tarantino LLC and Griffin Compliance LLC were $11,498 and are included in miscellaneous expense on the Statement of Operations. MFS has agreed to reimburse the fund for a portion of the payments made by the fund in the amount of $5,665, which is shown as a reduction of total expenses in the

50

Notes to Financial Statements – continued

Statement of Operations. Additionally, MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ICCO and Assistant ICCO.

The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks a high level of current income consistent with preservation of capital and liquidity. Income earned on this investment is included in dividends from underlying affiliated funds on the Statement of Operations. This money market fund does not pay a management fee to MFS.

(4)	Portfolio Securities

Purchases and sales of investments, other than purchased option transactions, and short-term obligations, were as follows:

	Purchases	Sales
U.S. Government securities	$4,282,174	$16,287,512
Investments (non-U.S. Government securities)	$359,992,013	$297,097,676

(5)	Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 4/30/11		Year ended 4/30/10
	Shares	Amount	Shares	Amount
Shares sold
Class A	51,425,166	$319,499,222	62,971,093	$385,360,827
Class B	711,795	4,410,786	1,121,324	6,870,333
Class C	13,706,145	85,087,156	23,249,229	142,154,032
Class I	14,079,334	87,155,773	11,859,560	72,565,661
Class R1	19,163	118,593	85,758	525,820
Class R2	488,343	3,034,259	434,751	2,671,025
Class R3	275,264	1,710,116	883,629	5,455,358
Class R4	40,063	248,474	110,909	684,784
Class 529A	1,905,797	11,840,545	1,760,592	10,869,177
Class 529B	168,123	1,037,353	128,540	788,498
Class 529C	1,332,885	8,270,847	1,374,380	8,486,827
	84,152,078	$522,413,124	103,979,765	$636,432,342

51

Notes to Financial Statements – continued

	Year ended 4/30/11		Year ended 4/30/10
	Shares	Amount	Shares	Amount
Shares issued to shareholders in reinvestment of distributions
Class A	2,925,650	$18,177,982	3,250,466	$19,983,837
Class B	90,758	562,231	184,492	1,127,757
Class C	676,740	4,201,114	643,123	3,954,616
Class I	836,969	5,183,150	674,627	4,137,528
Class R1	4,330	26,818	5,839	35,754
Class R2	26,539	164,879	29,523	181,413
Class R3	33,942	210,601	11,941	73,933
Class R4	3,319	20,622	1,721	10,661
Class 529A	98,760	613,437	68,520	421,526
Class 529B	7,126	44,088	7,978	48,817
Class 529C	53,439	331,976	39,227	241,271
	4,757,572	$29,536,898	4,917,457	$30,217,113
Shares reacquired
Class A	(54,226,270)	$(336,748,299)	(43,056,462)	$(264,248,687)
Class B	(3,848,375)	(23,824,009)	(4,139,492)	(25,313,058)
Class C	(14,130,804)	(87,632,173)	(6,833,937)	(42,020,895)
Class I	(4,343,085)	(26,880,218)	(1,778,233)	(10,956,973)
Class R1	(54,991)	(339,701)	(82,064)	(505,315)
Class R2	(487,671)	(3,034,154)	(346,058)	(2,123,043)
Class R3	(149,326)	(924,266)	(68,127)	(415,551)
Class R4	(16,210)	(100,647)	(11,079)	(68,848)
Class 529A	(1,047,224)	(6,501,278)	(615,724)	(3,782,196)
Class 529B	(217,724)	(1,345,956)	(43,592)	(265,629)
Class 529C	(746,955)	(4,636,778)	(489,302)	(3,010,235)
	(79,268,635)	$(491,967,479)	(57,464,070)	$(352,710,430)
Net change
Class A	124,546	$928,905	23,165,097	$141,095,977
Class B	(3,045,822)	(18,850,992)	(2,833,676)	(17,314,968)
Class C	252,081	1,656,097	17,058,415	104,087,753
Class I	10,573,218	65,458,705	10,755,954	65,746,216
Class R1	(31,498)	(194,290)	9,533	56,259
Class R2	27,211	164,984	118,216	729,395
Class R3	159,880	996,451	827,443	5,113,740
Class R4	27,172	168,449	101,551	626,597
Class 529A	957,333	5,952,704	1,213,388	7,508,507
Class 529B	(42,475)	(264,515)	92,926	571,686
Class 529C	639,369	3,966,045	924,305	5,717,863
	9,641,015	$59,982,543	51,433,152	$313,939,025

52

Notes to Financial Statements – continued

Effective May 1, 2006, the sale of Class B shares of the fund have been suspended except in certain circumstances. Please see the fund’s prospectus for details.

The fund is one of several mutual funds in which the MFS funds-of-funds may invest. The MFS funds-of-funds do not invest in the underlying MFS funds for the purpose of exercising management or control. At the end of the period, the MFS Conservative Allocation Fund and MFS Lifetime Retirement Income Fund were the owners of record of approximately 10% and 2%, respectively, of the value of outstanding voting shares of the fund. In addition, the MFS Lifetime 2010 Fund and the MFS Lifetime 2020 Fund were each the owners of record of less than 1% of the value of outstanding voting shares of the fund.

(6)	Line of Credit

The fund and certain other funds managed by MFS participate in a $1.1 billion unsecured committed line of credit, subject to a $1 billion sublimit, provided by a syndication of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the higher of the Federal Reserve funds rate or one month LIBOR plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds at the end of each calendar quarter. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal Reserve funds rate plus an agreed upon spread. For the year ended April 30, 2011, the fund’s commitment fee and interest expense were $12,760 and $0, respectively, and are included in miscellaneous expense on the Statement of Operations.

(7)	Transactions in Underlying Affiliated Funds-Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the fund assumes the following to be affiliated issuers:

Underlying Affiliated Funds	Beginning Shares/Par Amount	Acquisitions Shares/Par Amount	Dispositions Shares/Par Amount	Ending Shares/Par Amount
MFS Institutional Money Market Portfolio	15,150,231	366,843,898	(337,748,498)	44,245,631

Underlying Affiliated Funds	Realized Gain (Loss)	Capital Gain Distributions	Dividend Income	Ending Value
MFS Institutional Money Market Portfolio	$—	$—	$77,817	$44,245,631

53

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of MFS Series Trust IX and the Shareholders of

MFS Limited Maturity Fund:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS Limited Maturity Fund (a series of MFS Series Trust IX) (the “Fund”) as of April 30, 2011, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of April 30, 2011, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS Limited Maturity Fund as of April 30, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

June 17, 2011

54

TRUSTEES AND OFFICERS —

IDENTIFICATION AND BACKGROUND

The Trustees and officers of the Trust, as of June 1, 2011, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and officer is 500 Boylston Street, Boston, Massachusetts 02116.

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (born 10/20/63)	Trustee	February 2004	Massachusetts Financial Services Company, Chairman, Chief Executive Officer and Director; President (until December 2009); Chief Investment Officer (until July 2010)
Robert C. Pozen (k) (born 8/08/46)	Trustee	February 2004	Massachusetts Financial Services Company, Chairman Emeritus; Chairman (until July 2010)	Medtronic, Inc, (medical devices), Director (since 2004); The Neilsen Company (market research), Director (since 2010); Telesat (satellite communications), Director (until November 2007); Bell Canada Enterprises (telecommunications), Director (until February 2009)

55

Trustees and Officers – continued

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
INDEPENDENT TRUSTEES
David H. Gunning (born 5/30/42)	Trustee and Chair of Trustees	January 2004	Retired; Cleveland-Cliffs Inc. (mining products and service provider), Vice Chairman/Director (until May 2007)	Lincoln Electric Holdings, Inc. (welding equipment manufacturer), Director; Development Alternatives, Inc. (consulting), Director/Non-Executive Chairman; Portman Limited (mining), Director (until 2008)
Robert E. Butler (born 11/29/41)	Trustee	January 2006	Consultant – investment company industry regulatory and compliance matters
Maureen R. Goldfarb (born 4/06/55)	Trustee	January 2009	Private investor
William R. Gutow (born 9/27/41)	Trustee	December 1993	Private investor and real estate consultant; Capital Entertainment Management Company (video franchise), Vice Chairman	Atlantic Coast Tan (tanning salons), Vice Chairman (until 2007); Texas Donuts (donut franchise), Vice Chairman (until 2010)
Michael Hegarty (born 12/21/44)	Trustee	December 2004	Private investor
John P. Kavanaugh (born 11/04/54)	Trustee	January 2009	Private investor; The Hanover Insurance Group, Inc., Vice President and Chief Investment Officer (until 2006); Allmerica Investment Trust, Allmerica Securities Trust and Opus Investment Trust (investment companies), Chairman, President and Trustee (until 2006)

56

Trustees and Officers – continued

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
J. Dale Sherratt (born 9/23/38)	Trustee	June 1989	Insight Resources, Inc. (acquisition planning specialists), President; Wellfleet Investments (investor in health care companies), Managing General Partner
Laurie J. Thomsen (born 8/05/57)	Trustee	March 2005	Private investor; New Profit, Inc. (venture philanthropy), Executive Partner (until 2010)	The Travelers Companies (property and casualty insurance), Director
Robert W. Uek (born 5/18/41)	Trustee	January 2006	Consultant to investment company industry
OFFICERS
Maria F. DiOrioDwyer (k) (born 12/01/58)	President	March 2004	Massachusetts Financial Services Company, Executive Vice President and Chief Regulatory Officer (since March 2004) Chief Compliance Officer (since December 2006)
Christopher R. Bohane (k) (born 1/18/74)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel
John M. Corcoran (k) (born 4/13/65)	Treasurer	October 2008	Massachusetts Financial Services Company, Senior Vice President (since October 2008); State Street Bank and Trust (financial services provider), Senior Vice President, (until September 2008)

57

Trustees and Officers – continued

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
Ethan D. Corey (k) (born 11/21/63)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel
David L. DiLorenzo (k) (born 8/10/68)	Assistant Treasurer	July 2005	Massachusetts Financial Services Company, Vice President
Timothy M. Fagan (k) (born 7/10/68)	Assistant Secretary and Assistant Clerk	September 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel
Robyn L. Griffin (born 7/04/75)	Assistant Independent Chief Compliance Officer	August 2008	Griffin Compliance LLC (provider of compliance services), Principal (since August 2008); State Street Corporation (financial services provider), Mutual Fund Administration Assistant Vice President (October 2006 – July 2008); Liberty Mutual Group (insurance), Personal Market Assistant Controller (April 2006 – October 2006); Deloitte & Touche LLP (professional services firm), Senior Manager (prior to April 2006)
Brian E. Langenfeld (k) (born 3/07/73)	Assistant Secretary and Assistant Clerk	June 2006	Massachusetts Financial Services Company, Vice President and Senior Counsel (since May 2006); John Hancock Advisers, LLC, Assistant Vice President and Counsel (until April 2006)

58

Trustees and Officers – continued

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
Ellen Moynihan (k) (born 11/13/57)	Assistant Treasurer	April 1997	Massachusetts Financial Services Company, Senior Vice President
Susan S. Newton (k) (born 3/07/50)	Assistant Secretary and Assistant Clerk	May 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel
Susan A. Pereira (k) (born 11/05/70)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel
Mark N. Polebaum (k) (born 5/01/52)	Secretary and Clerk	January 2006	Massachusetts Financial Services Company, Executive Vice President, General Counsel and Secretary (since January 2006); Wilmer Cutler Pickering Hale and Dorr LLP (law firm), Partner (until January 2006)
Frank L. Tarantino (born 3/07/44)	Independent Chief Compliance Officer	June 2004	Tarantino LLC (provider of compliance services), Principal
Richard S. Weitzel (k) (born 7/16/70)	Assistant Secretary and Assistant Clerk	October 2007	Massachusetts Financial Services Company, Vice President and Assistant General Counsel
James O. Yost (k) (born 6/12/60)	Assistant Treasurer	September 1990	Massachusetts Financial Services Company, Senior Vice President

(h)	Date first appointed to serve as Trustee/officer of an MFS fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Messrs. Pozen and Manning served as Advisory Trustees. For the period March 2008 until October 2008, Ms. DiOrioDwyer served as Treasurer of the Funds.

59

Trustees and Officers – continued

(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).
(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of position with MFS. The address of MFS is 500 Boylston Street, Boston, Massachusetts 02116.

Each Trustee has been elected by shareholders and each Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Messrs. Butler, Kavanaugh, Uek and Ms. Thomsen are members of the Trust’s Audit Committee.

Each of the Fund’s Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor, and, in the case of the officers, with certain affiliates of MFS. As of January 1, 2011, the Trustees served as board members of 105 funds within the MFS Family of Funds.

The Statement of Additional Information for the Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser	Custodian
Massachusetts Financial Services Company 500 Boylston Street, Boston, MA 02116-3741	JPMorgan Chase Bank One Chase Manhattan Plaza New York, NY 10081
Distributor	Independent Registered Public Accounting Firm
MFS Fund Distributors, Inc. 500 Boylston Street, Boston, MA 02116-3741	Deloitte & Touche LLP 200 Berkeley Street, Boston, MA 02116
Portfolio Manager
James Calmas

60

BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT

A discussion regarding the Board’s most recent review and renewal of the fund’s Investment Advisory Agreement with MFS is available by clicking on the fund’s name under “Mutual Funds” in the “Products and Performance” section of the MFS Web site (mfs.com).

PROXY VOTING POLICIES AND INFORMATION

A general description of the MFS funds’ proxy voting policies and procedures is available without charge, upon request, by calling
1-800-225-2606, by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the twelve-month period ended June 30, 2010 is available without charge by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q may be reviewed and copied at the:

Public Reference Room

Securities and Exchange Commission

100 F Street, NE, Room 1580

Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. The fund’s Form N-Q is available on the EDGAR database on the Commission’s Internet Web site at http://www.sec.gov, and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

A shareholder can also obtain the quarterly portfolio holdings report at mfs.com.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS funds on the MFS web site (mfs.com). This information is available by visiting the “News & Commentary” section of mfs.com or by clicking on the fund’s name under “Mutual Funds” in the “Products and Performance” section of mfs.com.

FEDERAL TAX INFORMATION (unaudited)

The fund will notify shareholders of amounts for use in preparing 2011 income tax forms in January 2012.

61

rev. 3/11

FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

• Social Security number and account balances

• Account transactions and transaction history

• Checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 800-225-2606 or go to mfs.com.

62

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., MFS Fund Distributors, Inc., MFS Heritage Trust Company, and MFS Service Center, Inc.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?

We collect your personal information, for example, when you

• open an account or provide account information

• direct us to buy securities or direct us to sell your securities

• make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates and other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

• sharing for affiliates’ everyday business purposes – information about your creditworthiness

• affiliates from using your information to market to you

• sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

• MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • MFS does not share with nonaffiliates so they can market to you.
Joint Marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • MFS doesn’t jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

63

Save paper with eDelivery.

MFS® will send you prospectuses, reports, and proxies directly via e-mail so you will get information faster with less mailbox clutter.

To sign up:

1. Go to mfs.com.

2. Log in via MFS® Access.

3. Select eDelivery.

If you own your MFS fund shares through a financial institution or a retirement plan, MFS® TALK, MFS® Access, or eDelivery may not be available to you.

Web site

mfs.com

MFS TALK

1-800-637-8255

24 hours a day

Account service and literature

Shareholders

1-800-225-2606

Financial advisors

1-800-343-2829

Retirement plan services

1-800-637-1255

Mailing address

MFS Service Center, Inc.

P.O. Box 55824

Boston, MA 02205-5824

Overnight mail

MFS Service Center, Inc.

c/o Boston Financial Data Services

30 Dan Road

Canton, MA 02021-2809

MFS® Municipal Limited Maturity Fund

ANNUAL REPORT

April 30, 2011

MTL-ANN

MFS® MUNICIPAL LIMITED MATURITY FUND

SIPC Contact Information: You may obtain information about the Securities Investor Protection Corporation (“SIPC”), including the SIPC Brochure, by contacting SIPC either by telephone (1-202-371-8300) or by accessing SIPC’s web site address (www.sipc.org).

The report is prepared for the general information of shareholders.

It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

LETTER FROM THE CEO

Dear Shareholders:

After an extended rebound in the financial markets, uncertainty returned in 2010 as investors began to question the durability of the recovery for global economies and markets. That uncertainty led to increased risk aversion, especially as investors saw the eurozone struggle with the debt woes of many of its members and amid a weakening trend in the global macroeconomic data. Last September, the U.S. Federal Reserve Board’s promises to further loosen monetary policy helped assuage market fears and drive asset prices off their recent lows. A combination of solid earnings and improving economic data gave an additional boost to investor sentiment. For 2011, we are cautiously optimistic that economic growth will continue to improve and that the global economies will recover from the shocks of the past few years. We expect the pace of recovery worldwide to be uneven and volatile and acknowledge the elevated uncertainty created by events in Japan, Europe, and the Middle East.

As always, we continue to be mindful of the many economic challenges faced at the local, national, and international levels. It is in times such as these that we want to remind investors of the merits of maintaining a long-term view, adhering to basic investing principles such as asset allocation and diversification, and working closely with their advisors to research and identify appropriate investment opportunities.

Respectfully,

Robert J. Manning

Chairman and Chief Executive Officer

MFS Investment Management®

June 17, 2011

The opinions expressed in this letter are subject to change, may not be relied upon for investment advice, and no forecasts can be guaranteed.

1

PORTFOLIO COMPOSITION

Portfolio structure (i)

Top five industries (i)
Universities-Colleges	14.9%
Healthcare Revenue-Hospitals	12.3%
General Obligations-General Purpose	9.7%
State & Local Agencies	7.6%
Utilities-Investor Owned	6.8%

Composition including fixed income credit quality (a)(i)
AAA	19.1%
AA	37.4%
A	19.1%
BBB	18.7%
BB	1.0%
Not Rated	2.2%
Cash & Other	2.5%

Portfolio facts (i)
Average Duration (d)	3.7
Average Effective Maturity (m)	4.4 yrs.

(a)	For all securities other than those specifically described below, ratings are assigned to underlying securities utilizing ratings from Moody’s, Fitch, and Standard & Poor’s rating agencies and applying the following hierarchy: If all three agencies provide a rating, the middle rating (after dropping the highest and lowest ratings) is assigned; if two of the three agencies rate a security, the lower of the two is assigned. Ratings are shown in the S&P and Fitch scale (e.g., AAA). All ratings are subject to change. Not Rated includes fixed income securities which have not been rated by any rating agency. Cash & Other includes cash, other assets less liabilities, offsets to derivative positions, and short-term securities. The fund may not hold all of these instruments. The fund itself has not been rated.
(d)	Duration is a measure of how much a bond’s price is likely to fluctuate with general changes in interest rates, e.g., if rates rise 1.00%, a bond with a 5-year duration is likely to lose about 5.00% of its value due to the interest rate move.
(i)	For purposes of this presentation, the components include the market value of securities, and reflect the impact of the equivalent exposure of derivative positions, if applicable. These amounts may be negative from time to time. The bond component will include any accrued interest amounts. Equivalent exposure is a calculated amount that translates the derivative position into a reasonable approximation of the amount of the underlying asset that the portfolio would have to hold at a given point in time to have the same price sensitivity that results from the portfolio’s ownership of the derivative contract. When dealing with derivatives, equivalent exposure is a more representative measure of the potential impact of a position on portfolio performance than market value. Where the fund holds convertible bonds, these are treated as part of the equity portion of the portfolio.
(m)	In determining an instrument’s effective maturity for purposes of calculating the fund’s dollar-weighted average effective maturity, MFS uses the instrument’s stated maturity or, if applicable, an earlier date on which MFS believes it is probable that a maturity-shortening device (such as a put, pre-refunding or prepayment) will cause the instrument to be repaid. Such an earlier date can be substantially shorter than the instrument’s stated maturity.

Percentages are based on net assets as of 4/30/11.

The portfolio is actively managed and current holdings may be different.

2

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended April 30, 2011, Class A shares of the MFS Municipal Limited Maturity Fund (the “fund”) provided a total return of 2.41%, at net asset value. This compares with returns of 2.32% and 3.87% for the fund’s benchmarks, the Barclays Capital 3-Year Municipal Bond Index (the “3-Year Index”) and the Barclays Capital 5-Year Municipal Bond Index (the “5-Year Index”), respectively.

Market Environment

After about a year of almost uninterrupted macroeconomic and financial market improvement following the global credit crisis, the second and third quarters of 2010 witnessed heightened risk aversion. This “risk-off” environment derived from a much greater concern surrounding the public-debt profiles of several of the peripheral European countries, as well as a weakening trend in global macroeconomic data. These two dynamics caused most asset prices to retrench significantly, as many questioned the durability of the global recovery.

Towards the middle of the period, the U.S. Federal Reserve (the Fed) indicated that further monetary loosening would be forthcoming if macroeconomic activity did not show signs of improvement. The prospects for, and subsequent implementation of, more easing by the Fed improved market sentiment and drove risk-asset prices markedly higher. The December agreement on a surprisingly large (relative to expectations) expansionary U.S. fiscal package also boosted sentiment. During the subsequent several months, the renewed positive market sentiment, coupled with better indications of global macroeconomic activity, pushed many asset valuations to post-crisis highs. At the same time, global sovereign bond yields initially rose amidst the more “risk-seeking” environment, but fell modestly as the period came to a close.

For the twelve months ended April 30, 2011, the municipal bond market was characterized by unusual volatility. During the first half of this reporting period, the municipal bond fund asset class realized consistent, positive inflows. This solid demand, coupled with the success of the Build America Bond (BAB) program reducing tax exempt issuance by about 25% provided for a robust municipal market.

However, beginning in November 2010, a confluence of events hit the municipal market over a short period leading to sharply reduced demand for long duration municipal bonds. These events included increasing concerns about higher interest rates, the realization that the Bush tax cuts were in all likelihood going to be extended in some form, and a continuation of headlines

3

Management Review – continued

questioning the financial strength of municipalities. Additionally, it was determined that the BAB subsidy would be terminated at calendar year end raising concerns that new issue supply of municipal bonds would increase markedly in 2011.

While the media continues to focus attention on the municipal bond market and credit issues in the asset class, we see evidence that fundamentals are in many places slowly starting to improve, not only as state and local tax revenues recover, but also as aggressive spending cuts begin to close budget shortfalls. In our judgment, the credit quality of the vast majority of municipal issuers has remained sound, and we are consequently unlikely to see widespread defaults. Unfunded pension liabilities remain a significant longer term problem but, in our view, not one that poses an immediate threat.

While the fundamentals are marginally improving, technical factors are becoming more of a focus. While slowing somewhat more recently, redemptions from long duration municipal bond funds as a category have continued since November. However, this has been balanced with very light new issue supply through the first quarter of calendar year 2011.

Factors Affecting Performance

Relative to the 5-Year index, security selection in the general obligation, education, and health care sectors were notable detractors from relative performance. In terms of credit quality, the fund’s selection in “BBB” rated (r) bonds also held back relative returns.

Relative to the 3-Year Index, the fund’s selection in “AA” and “A” rated bonds aided relative performance. Security selection in the general obligation, credit enhanced, education and utilities sectors were also positive factors for the fund’s relative results.

Respectfully,

Geoffrey Schechter

Portfolio Manager

(r)	Bonds rated “BBB”, “Baa”, or higher are considered investment grade; bonds rated “BB”, “Ba”, or below are considered non-investment grade. The source for bond quality ratings is Moody’s Investors Service, Standard & Poor’s and Fitch, Inc. and are applied using the following hierarchy: If all three agencies provide a rating, the middle rating (after dropping the highest and lowest ratings) is assigned; if two of the three agencies rate a security, the lower of the two is assigned. Ratings are shown in the S&P and Fitch scale (e.g., AAA). For securities which are not rated by any of the three agencies, the security is considered Not Rated.

The views expressed in this report are those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

4

PERFORMANCE SUMMARY THROUGH 4/30/11

The following chart illustrates a representative class of the fund’s historical performance in comparison to its benchmark(s). Performance results include the deduction of the maximum applicable sales charge and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. The performance of other share classes will be greater than or less than that of the class depicted below. Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect sales charges, commissions or expenses. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your shares, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on fund distributions or the redemption of fund shares.

Growth of a Hypothetical $10,000 Investment

5

Performance Summary – continued

Total Returns through 4/30/11

Average annual without sales charge

Share class	Class inception date	1-yr	5-yr	10-yr	Life (t)
A	3/17/92	2.41%	3.85%	3.62%	N/A
B	9/07/93	1.65%	3.08%	2.84%	N/A
C	7/01/94	1.67%	2.97%	2.74%	N/A
I	8/30/10	N/A	N/A	N/A	(0.32)%
Comparative benchmarks
Barclays Capital 3-Year Municipal Bond Index (f)		2.32%	4.43%	3.84%	N/A
Barclays Capital 5-Year Municipal Bond Index (f)		3.87%	5.35%	4.77%	N/A
Average annual with sales charge
A With Initial Sales Charge (2.50%)		(0.15)%	3.32%	3.36%	N/A
B With CDSC (Declining over six years from 4% to 0%) (x)		(2.35)%	2.72%	2.84%	N/A
C With CDSC (1% for 12 months) (x)		0.67%	2.97%	2.74%	N/A

Class I shares do not have a sales charge.

CDSC – Contingent Deferred Sales Charge.

(f)	Source: FactSet Research Systems Inc.
(t)	For the period from the class inception date through the stated period end (for those share classes with less than 10 years of performance history). No comparative benchmark performance information is provided for “life” periods. (See Notes to Performance Summary.)
(x)	Assuming redemption at the end of the applicable period.

Benchmark Definitions

Barclays Capital 3-Year Municipal Bond Index – a market capitalization-weighted index that measures the performance of the medium-term (2 to 4 years) tax-exempt bond market.

Barclays Capital 5-Year Municipal Bond Index – a market capitalization-weighted index that measures the performance of the medium-term (4 to 6 years) tax-exempt bond market.

It is not possible to invest directly in an index.

Notes to Performance Summary

Average annual total return represents the average annual change in value for each share class for the periods presented. Life returns are presented where the share class has less than 10 years of performance history and represent the

6

Performance Summary – continued

average annual total return from the class inception date to the stated period end date. As the fund’s share classes may have different inception dates, the life returns may represent different time periods and may not be comparable. As a result, no comparative benchmark performance information is provided for life periods.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details.

A portion of income may be subject to state, federal, and/or alternative minimum tax. Capital gains, if any, are subject to a capital gains tax.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

7

EXPENSE TABLE

Fund expenses borne by the shareholders during the period,

November 1, 2010 through April 30, 2011

As a shareholder of the fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on certain purchase or redemption payments, and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period November 1, 2010 through April 30, 2011.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

8

Expense Table – continued

Share Class		Annualized Expense Ratio	Beginning Account Value 11/01/10	Ending Account Value 4/30/11	Expenses Paid During Period (p) 11/01/10-4/30/11
A	Actual	0.72%	$1,000.00	$996.77	$3.56
	Hypothetical (h)	0.72%	$1,000.00	$1,021.22	$3.61
B	Actual	1.45%	$1,000.00	$993.26	$7.17
	Hypothetical (h)	1.45%	$1,000.00	$1,017.60	$7.25
C	Actual	1.57%	$1,000.00	$992.60	$7.76
	Hypothetical (h)	1.57%	$1,000.00	$1,017.01	$7.85
I	Actual	0.53%	$1,000.00	$997.53	$2.62
	Hypothetical (h)	0.53%	$1,000.00	$1,022.17	$2.66

(h)	5% class return per year before expenses.
(p)	Expenses paid is equal to each class’ annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year. Expenses paid do not include any applicable sales charges (loads). If these transaction costs had been included, your costs would have been higher.

9

PORTFOLIO OF INVESTMENTS

4/30/11

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Municipal Bonds - 96.3%
Issuer	Shares/Par	Value ($)

Airport Revenue - 2.0%
Atlanta, GA Airport Passenger Facility Charge Rev., “B”, 5%, 2018	$2,000,000	$2,189,160
Atlanta, GA, Airport Rev., “A”, AGM, 5.375%, 2015	1,000,000	1,083,900
Charlotte, NC, Airport Rev., “A”, 4%, 2012	2,180,000	2,253,052
Chicago, IL, O’Hare International Airport Rev., “A-2”, AGM, 5.25%, 2013	1,500,000	1,584,645
Dallas Fort Worth, TX, International Airport, “A”, AMBAC, 6%, 2013	1,000,000	1,093,680
Metropolitan Nashville, TN, Airport Authority Rev., “A”, ASSD GTY, 4.5%, 2014	1,500,000	1,625,220
Metropolitan Nashville, TN, Airport Authority Rev., “B”, AGM, 4%, 2015	1,500,000	1,620,975
New York, NY, Industrial Development Agency (Terminal One Group Assn.), 5.5%, 2014	1,000,000	1,079,340
Philadelphia, PA, Airport Rev., “B”, AGM, 5%, 2016	1,265,000	1,367,870
Rhode Island Economic Development Corp., Airport Rev., “A”, FGIC, 5%, 2012	750,000	773,078

		$14,670,920
General Obligations - General Purpose - 9.6%
California Economic Recovery, “B”, 5%, 2023 (b)	$1,500,000	$1,641,375
Cambridge, MA, “C”, 5%, 2011	1,070,000	1,082,369
Chandler, AZ, 5%, 2022	1,000,000	1,107,560
Cobb County, GA, Park & Recreation, 5%, 2013	500,000	537,020
Commonwealth of Massachusetts Consolidated Loan, “A”, 5%, 2015 (c)	2,500,000	2,859,125
Commonwealth of Massachusetts Consolidated Loan, “A”, 5%, 2016	1,000,000	1,124,060
Commonwealth of Massachusetts Consolidated Loan, “C”, 5%, 2015 (c)	5,000,000	5,798,350
Commonwealth of Massachusetts, “A”, FRN, 0.61%, 2013	3,000,000	2,997,690
Commonwealth of Pennsylvania, AGM, 5%, 2014	2,000,000	2,255,340
Corpus Christi, TX, General Improvement, ASSD GTY, 4%, 2017	2,000,000	2,204,960
Detroit, MI, State Aid, 5%, 2014	3,000,000	3,276,600
Fulton County, GA, “A”, 3%, 2017	2,515,000	2,631,721
Henry County, GA, 5%, 2014	1,080,000	1,206,446
Maryland, State & Local Facilities Loan, “C”, 4%, 2015	1,000,000	1,116,500
Mecklenburg County, NC, “A”, 5%, 2013	1,115,000	1,223,802
Miami-Dade County, FL, Double Barreled Aviation, 5%, 2014	500,000	549,870
Nashville & Davidson County, TN, Metropolitan Government, “A”, 4%, 2017	4,000,000	4,449,040

10

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Municipal Bonds - continued
General Obligations - General Purpose - continued
New York, NY, “A”, 5.25%, 2012	$265,000	$274,180
New York, NY, “F”, 5%, 2013	4,000,000	4,355,600
Shelby County, TN, Public Improvement & School, “B”, 5%, 2018	1,100,000	1,293,292
State of Georgia, “D”, 5.25%, 2011	1,500,000	1,542,975
State of Illinois, AGM, 5%, 2015	2,000,000	2,138,260
State of Illinois, AGM, 5%, 2016	2,750,000	2,958,835
State of Maryland, “A”, 5.5%, 2011	1,500,000	1,518,975
State of Maryland, “A”, 5.25%, 2013	1,450,000	1,573,018
State of Minnesota, “H”, 5%, 2016	3,000,000	3,530,760
State of Minnesota, “H”, 5%, 2017	2,600,000	3,077,854
State of Utah, “C”, 5%, 2015	3,000,000	3,455,760
State of Wisconsin, 5.125%, 2011	400,000	409,496
State of Wisconsin, “1”, NATL, 5%, 2017	500,000	545,020
Tarrant County, TX, 4%, 2017	1,215,000	1,358,200
Tarrant County, TX, 5%, 2018	2,770,000	3,259,376
Yakima County, WA, “A”, AGM, 4%, 2017	2,300,000	2,546,169

		$69,899,598
General Obligations - Improvement - 3.8%
Arlington County, VA, “A”, 5%, 2016	$1,000,000	$1,173,700
Bergen County, NJ, “A”, 3.25%, 2013	2,475,000	2,621,768
Durham County, NC, 5%, 2019	1,000,000	1,180,720
Honolulu, HI, City & County Department of Finance, “B”, AGM, 5.5%, 2013	4,000,000	4,405,080
Montgomery County, MD, “A”, 5%, 2013	4,000,000	4,424,120
Oak Ridge, TN, AMBAC, 5%, 2012	300,000	300,552
Pittsburgh, PA, “A-1”, 5%, 2013	1,000,000	1,059,120
Pittsburgh, PA, “N”, AGM, 5.25%, 2015	1,000,000	1,092,710
Seattle, WA, 5%, 2016	3,780,000	4,370,625
State of North Carolina, “A”, 5%, 2017	3,500,000	4,108,195
Washington, MD, Suburban Sanitation District, 5%, 2013	2,450,000	2,672,485

		$27,409,075
General Obligations - Schools - 6.3%
Arizona School Facilities, Board Rev., 5.5%, 2011 (c)	$1,000,000	$1,008,380
Bastrop, TX, Independent School District, Capital Appreciation, “N”, PSF, 0%, 2020	1,000,000	694,650
Beaufort County, SC, School District, “B”, 5%, 2017	2,500,000	2,923,875
Byron Center, MI, Public Schools, MSQLF, 5%, 2011	600,000	600,000
Clark County, NV, School District, 5%, 2017	2,845,000	3,190,980
Dallas, TX, Independent School District, PSF, 4%, 2015	2,000,000	2,191,560
Dallas, TX, Independent School District, PSF, 5%, 2015	2,500,000	2,831,200
Dallas, TX, Independent School District, PSF, 5%, 2016	3,235,000	3,732,737

11

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Municipal Bonds - continued
General Obligations - Schools - continued
Dallas, TX, Independent School District, PSF, 5.25%, 2018	$795,000	$940,890
Ennis, TX, Independent School District, Capital Appreciation, “N”, PSF, 0%, 2021	2,865,000	1,863,425
Fayette County, GA, School District, AGM, 4.15%, 2014	710,000	760,005
Fayette County, GA, School District, AGM, 4.35%, 2016	355,000	390,092
Ferndale, MI, School District, MSQLF, 5.5%, 2013	1,115,000	1,139,597
Florida Board of Education, “C”, 5%, 2018	1,000,000	1,048,560
Houston, TX, Independent School District, AGM, 5%, 2015	1,120,000	1,280,821
Kansas City, MO, School District Building Corp., “A”, FGIC, 5%, 2012	855,000	867,218
Kansas City, MO, School District Building Corp., “A”, ETM, FGIC, 5%, 2012 (c)	170,000	175,889
Kansas City, MO, School District Building Corp., “A”, ETM, FGIC, 5%, 2012 (c)	425,000	439,722
Killeen, TX, Independent School District, PSF, 5%, 2016	2,000,000	2,309,720
Klein, TX, Independent School District, “A”, PSF, 5%, 2021	1,000,000	1,128,570
Los Angeles, CA, Community College District, “E”, AGM, 5%, 2022	1,000,000	1,053,570
Mt. San Antonio, CA, Community College District, Capital Appreciation, 0%, 2015	3,170,000	2,819,176
Pflugerville, TX, Independent School District, PSF, 5%, 2024	1,000,000	1,074,040
Plano, TX, Independent School District, “A”, 5%, 2017	1,000,000	1,167,730
Richland County, SC, School District No. 1, 4%, 2019	1,270,000	1,406,500
Round Rock, TX, Independent School District, PSF, 5.375%, 2012	570,000	605,009
Salt Lake City, UT, School District, “B”, 5%, 2013	1,040,000	1,123,127
San Marcos, TX, Consolidated Independent School District, PSF, 5.25%, 2014 (c)	1,000,000	1,138,650
Shelby County, TN, Public Improvement & Schools, “A”, AGM, 5%, 2014	1,500,000	1,651,230
Tulsa County, OK, Independent School District No. 9 (Union Board of Education), 0.25%, 2012	2,500,000	2,497,275
Twin Rivers, CA, Unified School District, Capital Appreciation, 0%, 2014	750,000	685,620
Washington County, OR, School District, AGM, 5.25%, 2018	1,000,000	1,162,610
Westerville, OH, City School District, NATL, 5.5%, 2011 (c)	300,000	301,179

		$46,203,607
Healthcare Revenue - Hospitals - 12.1%
Alabama Healthcare Authority Rev. (Baptist Health), “A”, 6%, 2036 (b)	$1,800,000	$1,844,208
Alaska Industrial Development & Export Authority Rev. (Greater Fairbanks), “A”, AGM, 5%, 2012	1,000,000	1,023,380
Allegheny County, PA, Hospital Development Authority Rev. (University of Pittsburgh Medical Center), 4%, 2014	1,000,000	1,065,140

12

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Municipal Bonds - continued
Healthcare Revenue - Hospitals - continued
Allegheny County, PA, Hospital Development Authority Rev. (University of Pittsburgh Medical Center), “F”, FRN, 1.28%, 2038	$2,500,000	$2,504,075
Berks County, PA, Municipal Authority Rev. (Reading Hospital & Medical Center), “A-3”, 5%, 2015	1,000,000	1,090,480
Birmingham, AL, Special Care Facilities Financing Rev. (Baptist Health Systems, Inc.), “A”, 5%, 2014	2,000,000	2,092,700
Butler County, PA, Hospital Authority Rev. (Butler Health System), 5.375%, 2017	1,465,000	1,516,451
California Health Facilities Financing Authority Rev. (Catholic Healthcare West), “I”, 4.95%, 2026 (b)	3,000,000	3,192,630
California Statewide Communities Development Authority Rev. (Daughters of Charity), 5.25%, 2011	1,600,000	1,604,848
California Statewide Communities Development Authority Rev. (Kaiser Foundation Health Plan, Inc.), “A”, 5%, 2014	1,500,000	1,626,945
Clackamas County, OR, Hospital Facility Authority Rev. (Legacy Health System), “C”, 5%, 2037 (b)	1,000,000	1,082,090
Colorado Health Facilities Authority Rev. (Parkview Medical Center), 5%, 2011	575,000	579,893
Dauphin County, PA, General Authority Health System Rev. (Pinnacle Health System), “A”, 5.25%, 2017	1,500,000	1,592,715
East Alabama Healthcare Authority Rev., Health Care Facilities, “B”, 4.75%, 2013	1,400,000	1,464,204
Harris County, TX, Cultural Education Facilities Finance Corp. Rev. (Methodist Hospital Systems), “B-2”, 5%, 2041 (b)	2,500,000	2,680,200
Illinois Development Finance Authority Rev. (Provena Health) “A”, NATL, 5.75%, 2014	1,500,000	1,502,040
Illinois Finance Authority Rev. (Advocate Healthcare), “A”, 3.875%, 2030 (b)	500,000	516,825
Illinois Finance Authority Rev. (Carle Foundation), “A”, ASSD GTY, 5%, 2013	1,250,000	1,310,075
Illinois Finance Authority Rev. (Central DuPage Health), 5%, 2014	1,820,000	1,986,530
Illinois Finance Authority Rev. (OSF Healthcare System), “A”, 5%, 2014	500,000	530,845
Illinois Finance Authority Rev. (OSF Healthcare System), “A”, 5%, 2015	500,000	526,060
Illinois Finance Authority Rev. (Resurrection Health), 5.25%, 2015	2,195,000	2,277,971
Illinois Finance Authority Rev. (Silver Cross Hospital & Medical Centers), 6.75%, 2021	1,590,000	1,667,799
Indiana Finance Authority, Hospital Rev. (King’s Daughters Hospital), 5%, 2020	3,325,000	3,167,960
Iowa Finance Authority, Health Care Facilities Rev. (Genesis Health System), 5%, 2017	3,000,000	3,218,010

13

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Municipal Bonds - continued
Healthcare Revenue - Hospitals - continued
Jackson, TN, Hospital Rev. (Jackson-Madison County General Hospital), 5%, 2012	$345,000	$355,595
Joplin, MO, Industrial Development Authority, Health Facilities Rev. (Freeman Health Systems), 5.5%, 2013	700,000	717,339
Kent, MI, Hospital Finance Authority Rev. (Spectrum Health), “A”, 5%, 2047 (b)	1,000,000	1,029,770
Kentucky Economic Development Finance Authority Rev. (Baptist Healthcare System), “A”, 5%, 2018	1,000,000	1,067,770
Kentucky Economic Development Finance Authority, Hospital Facilities Rev. (Owensboro Medical Health System), “A”, 5%, 2016	2,000,000	2,051,240
Knox County, TN, Health, Educational, Hospital & Housing Facilities Board Rev. (Fort Sanders), NATL, 5.75%, 2014	4,800,000	5,095,440
Lycoming County, PA, Authority Health System Rev. (Susquehanna Health System), “A”, 5%, 2016	3,195,000	3,279,444
Maryland Health & Higher Educational Facilities Authority Rev. (Johns Hopkins Health System), 5%, 2042 (b)	500,000	511,445
Maryland Health & Higher Educational Facilities Authority Rev. (Lifebridge Health), 5%, 2012	500,000	519,245
Massachusetts Development Finance Agency Rev. (Partners Healthcare), “K-4”, 3%, 2035 (b)	2,000,000	2,039,540
Massachusetts Health & Educational Facilities Authority Rev. (Baystate Medical Center), “K”, 5%, 2039 (b)	1,000,000	1,096,460
Miami-Dade County, FL, Health Facilities Authority, Hospital Rev. (Miami Children’s Hospital), NATL, 4.125%, 2046 (b)	1,000,000	1,007,900
Michigan Hospital Finance Authority Rev. (Henry Ford Health System), 4%, 2014	2,000,000	2,080,140
Michigan Hospital Finance Authority Rev. (McLaren Health Care Corp.), 5%, 2013	500,000	532,070
Mississippi Hospital Equipment & Facilities Authority Rev. (Southwest Mississippi Regional Medical Center), 5%, 2014	500,000	497,440
Montgomery County, OH, Rev. (Catholic Healthcare Initiatives), 5.25%, 2038 (b)	1,000,000	1,086,500
Montgomery County, OH, Rev. (Catholic Healthcare Initiatives), 4.1%, 2041 (b)	1,500,000	1,528,380
New Hampshire Health & Education Facilities Authority Rev. (Concord Hospital), 5%, 2013	750,000	791,453
New Hampshire Health & Education Facilities Authority Rev. (Covenant Health), 5%, 2014	565,000	578,537
New Jersey Health Care Facilities, Financing Authority Rev. (Holy Name Medical Center), 5%, 2016	1,000,000	1,024,120
New York Dormitory Authority Rev. (Bronx-Lebanon Hospital Center), 6.25%, 2022	1,000,000	1,108,190

14

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Municipal Bonds - continued
Healthcare Revenue - Hospitals - continued
New York Dormitory Authority Rev., Non State Supported Debt (Mount Sinai Hospital), “A”, 5%, 2018	$1,000,000	$1,074,540
Ohio Higher Educational Facility Rev. (University Hospital), “A”, 5%, 2016	620,000	654,385
Ohio Higher Educational Facility Rev. (University Hospital), “A”, 5.2%, 2017	620,000	646,815
Oklahoma Development Finance Authority Health System Rev. (Integris Baptist Medical Center), 5%, 2013	500,000	541,900
Oklahoma Development Finance Authority Hospital Rev. (Unity Health Center), 5%, 2013	875,000	910,998
Orange County, FL, Health Facilities Authority Rev. (Nemours Foundation), “A”, 4%, 2017	500,000	527,425
Skagit County, WA, Public Hospital District No. 001 Rev. (Skagit Valley Hospital), 5.375%, 2022	870,000	836,975
South Carolina Jobs-Economic Development Authority Hospital Rev. (Palmetto Health), 3.5%, 2013	500,000	502,450
South Carolina Jobs-Economic Development Authority Hospital Rev. (Palmetto Health), 5%, 2014	1,000,000	1,044,600
South Carolina Jobs-Economic Development Authority Hospital Rev. (Palmetto Health), 5%, 2015	800,000	835,000
South Miami, FL, Health Facilities Baptist Authority Hospital Rev. (Baptist Health South Florida Group), 5%, 2021	290,000	301,211
Sullivan County, TN, Health Educational & Housing Facilities Board Rev. (Wellmont Health System), RADIAN, 5%, 2016	1,000,000	1,012,400
Tarrant County, TX, Cultural Education Facilities Finance Corp. Hospital Rev. (Scott & White Hospital), 5%, 2018	500,000	525,475
Tarrant County, TX, Cultural Education Facilities Finance Corp. Rev. (Texas Health Resources), 5%, 2019	500,000	532,450
Washington County, VA, Hospital Facilities Industrial Development Authority Rev. (Mountain States Health Alliance), “C”, 7.25%, 2019	1,500,000	1,670,040
Washington Health Care Facilities Authority Rev. (Central Washington Health), 6%, 2015	1,900,000	1,974,727
Wisconsin Health & Educational Facilities Authority Rev. (Aurora Health Care, Inc.), “B”, 5.125%, 2027 (b)	1,000,000	1,062,800
Wisconsin Health & Educational Facilities Authority Rev. (Fort Healthcare, Inc.), 5.25%, 2012	610,000	617,161
Wisconsin Health & Educational Facilities Authority Rev. (Fort Healthcare, Inc.), 5.25%, 2013	645,000	656,571
Wisconsin Health & Educational Facilities Authority Rev. (Wheaton Franciscan Healthcare), 5%, 2014	1,100,000	1,138,225
Wisconsin Health & Educational Facilities Authority Rev. (Wheaton Franciscan Healthcare), 5.25%, 2018	1,500,000	1,521,270

		$88,249,510

15

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Municipal Bonds - continued
Healthcare Revenue - Long Term Care - 0.3%
Colorado Health Facilities Authority Rev. (Evangelical Lutheran Good Samaritan Society), “B”, 5%, 2039 (b)	$1,000,000	$1,072,210
Tarrant County, TX, Cultural Education Facilities Finance Corp., Retirement Facilities (Air Force Village Foundation, Inc.), 5.75%, 2019	850,000	851,114
Tarrant County, TX, Cultural Educational Facilities Finance Corp. (Buckner Retirement), 5%, 2016	500,000	519,550

		$2,442,874
Human Services - 0.4%
Delaware County, PA, Authority Rev. (Elwyn Inc.), 4%, 2018	$1,795,000	$1,665,760
New York Dormitory Authority Rev. (NYSARC, Inc.), “A”, 5%, 2015	1,500,000	1,621,890

		$3,287,650
Industrial Revenue - Chemicals - 0.4%
Brazos River, TX, Harbor Navigation District, (Dow Chemical Co.), “B-1”, 5.5%, 2033 (b)	$1,500,000	$1,565,490
Michigan Strategic Fund Ltd. Obligation Rev. (Dow Chemical Co.), 6.25%, 2014	1,000,000	1,080,390

		$2,645,880
Industrial Revenue - Environmental Services - 0.9%
California Pollution Control Financing Authority, Solid Waste Disposal Rev. (Republic Services, Inc.), “B”, 5.25%, 2023 (b)	$135,000	$140,937
California Statewide Communities Development Authority, Solid Waste Facilities Rev. (Republic Services, Inc.), “A”, 4.95%, 2012	1,750,000	1,839,110
Director of the State of Nevada Department of Business & Industry Rev. (Republic Services, Inc.), 5.625%, 2026 (b)	400,000	422,776
Massachusetts Development Finance Agency Rev. (Waste Management, Inc.), “B”, 3.4%, 2029 (b)	1,000,000	1,020,340
Michigan Solid Waste Disposal Rev. (Waste Management, Inc.), 4.5%, 2013	1,000,000	1,045,740
New Jersey Economic Development Authority (Waste Management, Inc.), “A”, 5.3%, 2015 (b)	1,000,000	1,078,350
Pennsylvania Economic Development Finance Authority, Solid Waste Disposal Rev. (Waste Management, Inc.), 2.75%, 2013	1,000,000	1,013,520

		$6,560,773
Industrial Revenue - Other - 0.3%
Allegheny County, PA, Industrial Development Authority Rev. (Marathon Oil Corp.), 4.75%, 2032 (b)	$1,425,000	$1,466,097
Cartersville, GA, Development Authority Rev. (Anheuser-Busch), 5.1%, 2012	375,000	381,131

16

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Municipal Bonds - continued
Industrial Revenue - Other - continued
Utah County, UT, Environmental Improvement Rev. (Marathon Oil), 5.05%, 2017 (b)	$300,000	$304,632

		$2,151,860
Industrial Revenue - Paper - 0.5%
Bucksport, ME, Solid Waste Disposal Rev. (International Paper), “A”, 4%, 2014	$1,000,000	$1,029,600
Courtland, AL, Industrial Development Board Environmental Improvement Rev. (International Paper Co.), “A”, 5%, 2013	750,000	795,953
Delta County, MI, Economic Development Corp., Environmental Improvement Rev. (Mead Westvaco Escanaba), “B”, 6.45%, 2012 (c)	1,500,000	1,580,985

		$3,406,538
Miscellaneous Revenue - Entertainment & Tourism - 0.3%
Brooklyn, NY Arena Local Development Corp. (Barclays Center Project), 5.75%, 2015	$1,075,000	$1,127,890
George L. Smith II, GA, World Congress Center Authority Rev. (Domed Stadium), NATL, 6%, 2011	1,000,000	1,005,970

		$2,133,860
Miscellaneous Revenue - Other - 1.9%
Arkansas Development Finance Authority, Drivers License Rev. (Arkansas State Police - Wireless Information Network Project), AGM, 4%, 2014	$500,000	$501,015
Austin, TX, Convention Center (Convention Enterprises, Inc.), “A”, SYNCORA, 5.25%, 2019	1,000,000	956,770
California Infrastructure & Economic Development Bank Rev. (J. Paul Getty Trust), “A-1”, 2.5%, 2047 (b)	1,500,000	1,549,635
Citizens Property Insurance Corp., FL, “A-1”, ASSD GTY, 5%, 2012	1,500,000	1,562,010
Citizens Property Insurance Corp., FL, High Risk, “A-3”, FRN, 2.01%, 2013	5,000,000	5,000,650
Dayton Montgomery County, OH, Port Dayton, “A”, 4.75%, 2015	900,000	906,075
New York City, NY, Trust for Cultural Resources Rev. (Museum of Modern Art), “1A”, 5%, 2017	2,000,000	2,316,140
Oklahoma Industries Authority Rev. (Oklahoma Medical Research Foundation), 4.75%, 2014	1,060,000	1,131,635

		$13,923,930
Multi-Family Housing Revenue - 1.5%
Boston, MA, Housing Authority Capital Program Rev., AGM, 5%, 2015	$1,750,000	$1,881,478
Boston, MA, Housing Authority Capital Program Rev., AGM, 5%, 2017	1,770,000	1,902,715
Massachusetts Housing Finance Agency, Rental Housing Rev., “A”, AGM, 5.05%, 2018	2,000,000	2,009,760

17

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Municipal Bonds - continued
Multi-Family Housing Revenue - continued
Missouri Housing Development Community Multi-Family Housing Rev. (Courthouse Apartments), FHA, 3%, 2012	$2,000,000	$2,027,080
New York, NY, Housing Development Corp., Multi-Family Housing Rev., “L-2”, 2%, 2045 (b)	3,000,000	2,999,970

		$10,821,003
Port Revenue - 0.4%
Louisiana Offshore Terminal Authority Deepwater Port Rev. (LOOP LLC Project), 1.6%, 2037 (b)	$1,000,000	$994,740
Louisiana Offshore Terminal Authority Deepwater Port Rev. (LOOP LLC Project), “B-1”, 1.875%, 2040 (b)	2,000,000	1,987,140

		$2,981,880
Sales & Excise Tax Revenue - 1.0%
Illinois Sales Tax Rev., “B”, 3%, 2014	$5,000,000	$5,098,450
Miami-Dade County, FL, Transit Sales Surtax Rev., AGM, 5%, 2017	1,500,000	1,692,660
Spokane, WA, Public Facilities District Hotel, “A”, NATL, 5.75%, 2012	425,000	434,308

		$7,225,418
Single Family Housing - State - 3.0%
Alaska Housing Finance Corp. Mortgage Rev., “A”, 1.5%, 2014	$485,000	$475,819
Alaska Housing Finance Corp. Mortgage Rev., “A”, 1.8%, 2015	490,000	479,367
Alaska Housing Finance Corp. Mortgage Rev., “A”, 1.9%, 2015	660,000	648,265
Alaska Housing Finance Corp. Mortgage Rev., “A”, 2.15%, 2016	595,000	587,925
Alaska Housing Finance Corp. Mortgage Rev., “A”, 2.25%, 2016	435,000	431,611
Alaska Housing Finance Corp. Mortgage Rev., “B”, 1.4%, 2014	185,000	183,563
Alaska Housing Finance Corp. Mortgage Rev., “B”, 1.5%, 2014	185,000	182,621
Alaska Housing Finance Corp. Mortgage Rev., “B”, 1.8%, 2015	390,000	386,958
Alaska Housing Finance Corp. Mortgage Rev., “B”, 1.9%, 2015	395,000	391,567
Alaska Housing Finance Corp. Mortgage Rev., “B”, 2.15%, 2016	395,000	392,176
Alaska Housing Finance Corp. Mortgage Rev., “B”, 2.25%, 2016	300,000	297,663
California Housing Finance Agency Rev. (Home Mortgage), “E”, FGIC, 5%, 2014	2,395,000	2,397,826
Colorado Housing & Finance Authority Rev., Single Family Program, “A-3”, 6.3%, 2012	5,000	5,004
Colorado Housing & Finance Authority Rev., Single Family Program, “B-3”, 6.7%, 2016	10,000	10,154
Colorado Housing & Finance Authority Rev., Single Family Program, “C-2”, 8.4%, 2021	10,000	10,490
Colorado Housing & Finance Authority Rev., Single Family Program, “I”, 3.1%, 2013	3,310,000	3,359,286
Maryland Department of Housing & Community Development, “A”, 3.875%, 2016	1,575,000	1,604,169

18

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Municipal Bonds - continued
Single Family Housing - State - continued
Missouri Housing Development Commission, Single Family Mortgage Rev. (Home Loan Program), “B”, GNMA, 6.05%, 2037	$280,000	$291,785
South Dakota Housing Development Authority, “B”, 2.7%, 2014	3,000,000	3,015,210
Tennessee Housing Development Agency (Homeownership Program), “2”, 2.15%, 2013	720,000	721,044
Tennessee Housing Development Agency (Homeownership Program), “2”, 2.2%, 2013	150,000	150,125
Virginia Housing Development Authority, Commonwealth Mortgage, “A-5”, 4.4%, 2015	230,000	238,080
Virginia Housing Development Authority, Commonwealth Mortgage, “A-5”, 4.4%, 2015	295,000	306,688
West Virginia Housing Development Fund, “B”, 1.6%, 2014	2,000,000	1,988,540
West Virginia Housing Development Fund, “B”, 2%, 2015	1,085,000	1,081,278
West Virginia Housing Development Fund, “B”, 2.1%, 2015	1,750,000	1,743,298
West Virginia Housing Development Fund, “B”, 2.45%, 2016	720,000	717,797

		$22,098,309
Solid Waste Revenue - 0.3%
Maryland Industrial Development Financing Authority, Solid Waste Disposal, (Synagro-Baltimore), “A”, 5.25%, 2012	$500,000	$511,120
Maryland Industrial Development Financing Authority, Solid Waste Disposal, (Synagro-Baltimore), “A”, 5.25%, 2013	750,000	771,218
Massachusetts Development Finance Agency, Resource Recovery Rev. (Semass Systems), “B”, NATL, 5.625%, 2012	400,000	405,884
Niagara County, NY, Industrial Development Agency, Solid Waste Disposal Rev. (American Ref-fuel), “C”, 5.625%, 2024 (b)	300,000	304,833

		$1,993,055
State & Agency - Other - 1.2%
Kentucky Property & Buildings Commerce Rev. (Project Number 69), “A”, AGM, 5.5%, 2011	$500,000	$506,090
New York Dormitory Authority Lease Rev. (Mental Health Service Facilities), “A”, 3.5%, 2013	3,375,000	3,535,819
New York Dormitory Authority Rev. (City University), NATL, 5.25%, 2011	1,270,000	1,279,563
Puerto Rico Government Development Bank, “B”, 5%, 2014	2,500,000	2,622,350
Tulsa County, OK, Industrial Authority Educational Facilities Lease Rev. (Jenks Public School), 5%, 2012	1,000,000	1,057,010

		$9,000,832
State & Local Agencies - 7.5%
Alabama Building Renovation Finance Authority Rev., 4%, 2017	$1,815,000	$1,956,770
Alabama Building Renovation Finance Authority Rev., 4%, 2018	1,000,000	1,073,460

19

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Municipal Bonds - continued
State & Local Agencies - continued
Alabama Building Renovation Finance Authority Rev., 4%, 2019	$1,615,000	$1,713,563
Alabama Public School & College Authority, “A”, 5%, 2015	2,000,000	2,268,560
Arizona Certificates of Participation, “A”, 5%, 2012	1,000,000	1,051,310
California Public Works Board Lease Rev., 5%, 2014	1,000,000	1,070,850
California Statewide Communities Development Authority Rev. (Proposition 1A Receivables Program), 5%, 2013	2,000,000	2,136,000
Chattanooga, TN, Industrial Development Board, Lease Rental Rev. (Southside Redevelopment Corp.), 5%, 2018	5,120,000	5,752,166
Florida Department Management Services Rev. “A”, AGM, 5.25%, 2015	1,875,000	2,105,531
Golden State, CA, Tobacco Securitization Corp., Tobacco Settlement Rev., Enhanced, “A”, AMBAC, 5%, 2020	2,200,000	2,182,510
Golden State, CA, Tobacco Securitization Corp., Tobacco Settlement Rev., Enhanced, “B”, 5.5%, 2013 (c)	1,000,000	1,096,960
Hamilton Heights School Building Corp., First Mortgage, “N”, AGM, 5%, 2014	1,875,000	2,077,219
Hampton, VA, Museum Rev., 5%, 2014	760,000	815,450
Indiana Bond Bank Common School Fund, AMBAC, 5.75%, 2013	205,000	213,362
New Jersey Economic Development Authority Rev., AGM, 5%, 2029 (b)	1,000,000	1,068,690
New York Dormitory Authority Rev., FGIC, 5.25%, 2029 (b)	1,000,000	1,047,590
New York Tobacco Settlement Financing Corp., “B-1”, 5.25%, 2013	360,000	361,202
New York Tobacco Settlement Financing Corp., “B-1C”, 5.5%, 2019	1,000,000	1,057,150
New York Urban Development Corp. Rev., “A”, 5.125%, 2015	675,000	743,810
Oklahoma Capitol Improvement Authority, State Facilities Rev. (Higher Education Projects), “A”, 2%, 2016	2,500,000	2,513,425
Oklahoma Capitol Improvement Authority, State Facilities Rev. (Higher Education Projects), “A”, 2.25%, 2017	2,500,000	2,502,825
Pitt County, NC, Limited Obligation, “A”, 3%, 2017	550,000	555,346
Pitt County, NC, Limited Obligation, “A”, 3%, 2018	870,000	866,224
Pitt County, NC, Limited Obligation, “A”, 3%, 2019	610,000	592,017
South Jersey, NJ, Port Corp. Rev. (Marine Terminal), “P-2”, 4%, 2015	2,420,000	2,539,161
State of California, 3%, 2011	4,000,000	4,014,240
Virginia Public Building Authority, Public Facilities Rev., “A”, 5%, 2013	2,500,000	2,730,450
Virginia Public Building Authority, Public Facilities Rev., “A”, 5%, 2016	1,250,000	1,453,275
Virginia Public School Authority, 5%, 2013	1,000,000	1,084,230
Virginia Public School Authority, “C”, 5%, 2018	1,000,000	1,173,300
Virginia, MN, Housing & Redevelopment Authority, Healthcare Facility Lease Rev., 5.25%, 2012	85,000	87,251
Virginia, MN, Housing & Redevelopment Authority, Healthcare Facility Lease Rev., 5.25%, 2013	215,000	223,207

20

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Municipal Bonds - continued
State & Local Agencies - continued
Wake County, NC, Annual Appropriation Ltd., Obligation Bonds, 5%, 2013	$2,185,000	$2,352,305
Wake County, NC, Annual Appropriation Ltd., Obligation Bonds, 5%, 2014	1,890,000	2,085,634

		$54,565,043
Student Loan Revenue - 1.7%
Massachusetts Educational Financing Authority Rev., “A”, 5.5%, 2017	$2,800,000	$3,046,092
New Jersey Higher Education Assistance Authority Student Loan Rev., “1A”, 4%, 2012	2,000,000	2,074,340
New Mexico Educational Assistance Foundation, “A-1”, 5%, 2019	2,000,000	2,204,940
New Mexico Educational Assistance Foundation, “A-1”, 4%, 2020	1,500,000	1,521,450
New Mexico Educational Assistance Foundation, “B”, 4%, 2015	3,000,000	3,217,710

		$12,064,532
Tax - Other - 1.8%
Denver, CO, City & County Excise Tax Rev., “A”, ASSD GTY, 6%, 2021	$1,500,000	$1,749,840
Guam Government Ltd. Obligation Rev., “A”, 5%, 2013	825,000	871,456
New Jersey Economic Development Authority Rev., Cigarette Tax, 5.375%, 2015	2,730,000	2,859,347
New York City, NY, Transitional Finance Authority Rev., 5%, 2011	625,000	639,169
New York City, NY, Transitional Finance Authority Rev., “A”, 5%, 2014	1,000,000	1,129,560
New York City, NY, Transitional Finance Authority Rev., Future Tax Secured, “C”, 5%, 2016	4,000,000	4,650,520
Virgin Islands Public Finance Authority Rev., “A”, 6%, 2014	400,000	434,668
Virgin Islands Public Finance Authority Rev., Matching Fund Loan Note, “A”, 5%, 2013	200,000	212,820
Virgin Islands Public Finance Authority Rev., Matching Fund Loan Note, “A”, 5%, 2014	250,000	268,683

		$12,816,063
Tobacco - 1.9%
Buckeye, OH, Tobacco Settlement Financing Authority, “A-2”, 5.125%, 2024	$1,775,000	$1,350,243
New Jersey Tobacco Settlement Financing Corp., 6.75%, 2013 (c)	1,460,000	1,642,281
New Jersey Tobacco Settlement Financing Corp., “1A”, 4.5%, 2023	3,905,000	3,264,072
Railsplitter Tobacco Settlement Authority, IL, 5.25%, 2020	6,000,000	5,923,140
South Carolina Tobacco Settlement Authority Rev., “B”, 6%, 2011 (c)	90,000	90,361
Southern California Tobacco Settlement Authority Rev., “A”, 5.625%, 2012 (c)	1,000,000	1,057,220
Virginia Tobacco Settlement Financing Corp., ETM, 5.25%, 2019 (c)	345,000	350,413

		$13,677,730

21

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Municipal Bonds - continued
Toll Roads - 0.6%
Massachusetts Department of Transportation, Metropolitan Highway System Rev., “B”, 5%, 2017	$1,000,000	$1,110,480
Pennsylvania Turnpike Commission Rev., “C”, FRN, 0.75%, 2011	500,000	500,195
Triborough, NY, Bridge & Tunnel Authority Rev., “A-1”, 4%, 2038 (b)	3,000,000	3,149,520

		$4,760,195
Transportation - Special Tax - 2.6%
Chicago, IL, Transit Authority Capital Grant Receipts Rev., AMBAC, 5%, 2014	$2,000,000	$2,123,280
Kentucky Turnpike Authority, Economic Development Rev., “A”, 5%, 2016	4,000,000	4,568,400
Missouri Highways & Transit Commission State Road Rev. (Federal Reimbursement), “A”, 5%, 2015	3,000,000	3,416,610
Nevada Highway Improvement Rev. (Motor Vehicle Fuel Tax), NATL, 5.5%, 2013	2,395,000	2,639,266
New Jersey Transportation Trust Fund Authority, NATL, 5%, 2011 (c)	1,000,000	1,029,430
New Jersey Transportation Trust Fund Authority, “D”, 5%, 2018	2,500,000	2,725,975
New Mexico Finance Authority State Transportation Rev., 5%, 2018	2,000,000	2,345,300

		$18,848,261
Universities - Colleges - 14.8%
Alabama Private Colleges (Tuskegee University), “N”, ASSD GTY, 5%, 2015	$1,000,000	$1,058,440
California Educational Facilities Authority Rev. (Loyola Marymount), “B”, FRN, 1.06%, 2015	1,895,000	1,906,332
California Educational Facilities Authority Rev. (Pitzer College), 5%, 2016	1,395,000	1,524,749
California Educational Facilities Authority Rev. (University of San Francisco), 5%, 2021	500,000	515,955
California Municipal Finance Authority Rev (Biola University), 5%, 2018	550,000	556,699
Central Michigan University Rev., 5%, 2017	1,760,000	1,988,958
Connecticut Health & Educational Facilities Authority Rev. (Yale University), “A-3”, 2%, 2049 (b)	3,000,000	3,070,680
District of Columbia University Rev. (Georgetown University), “A”, 5%, 2013	1,400,000	1,480,122
El Paso County, CO, Rev. (Colorado College), 2%, 2013	1,030,000	1,050,250
El Paso County, CO, Rev. (Colorado College), 5%, 2014	1,090,000	1,194,542
Erie, PA, Higher Education Building Authority Rev. (Mercyhurst College), 4.35%, 2014	640,000	657,843
Erie, PA, Higher Education Building Authority Rev. (Mercyhurst College), 5%, 2018	1,075,000	1,103,821

22

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Municipal Bonds - continued
Universities - Colleges - continued
Harris County, TX, Cultural Educational Facilities Finance Corp. (Baylor College of Medicine), 4%, 2011	$500,000	$505,355
Illinois Educational Facilities Authority Rev. (Art Institute Chicago), “A”, 4.3%, 2030 (b)	500,000	517,370
Illinois Finance Authority Rev. (Depaul University), “B”, 5%, 2020	3,335,000	3,682,307
Illinois Finance Authority Rev. (IIlinois Institute of Technology), “A”, 5%, 2016	1,000,000	910,310
Illinois Finance Authority Rev. (Illinois Institute of Technology), “A”, 5%, 2017	2,000,000	1,745,180
Illinois Finance Authority Rev. (Roosevelt University Project), 5%, 2015	1,000,000	1,037,650
Illinois Finance Authority Rev. (Roosevelt University Project), 5.25%, 2019	570,000	557,004
Illinois Finance Authority Rev. (University of Chicago), “B”, 5%, 2017	1,000,000	1,113,440
Iowa Higher Education Loan Authority Rev., Private College Facilities (Upper Iowa University), 5%, 2015	550,000	577,858
Iowa Higher Education Loan Authority Rev., Private College Facilities (Upper Iowa University), 5%, 2016	845,000	881,005
Iowa Higher Education Loan Authority Rev., Private College Facilities (Upper Iowa University), 5%, 2017	730,000	752,688
Jackson State University, MS, Educational Building Corp. Rev. “A-1”, 5%, 2015	1,490,000	1,641,622
Lone Star College System, TX, “A”, 5%, 2018	4,250,000	5,008,838
Massachusetts Development Finance Agency Rev. (Boston University), “V-2”, 2.875%, 2014	2,250,000	2,301,818
Massachusetts Development Finance Agency Rev. (Brandeis University), “O-2”, 3%, 2013	2,680,000	2,779,240
Massachusetts Development Finance Agency Rev. (Brandeis University), “O-2”, 3%, 2014	2,675,000	2,769,856
Massachusetts Development Finance Agency Rev. (Hampshire College), 5.15%, 2014	120,000	126,820
Massachusetts Development Finance Agency Rev. (Simmons College), “H”, SYNCORA, 5.25%, 2018	1,485,000	1,558,255
Massachusetts Development Finance Agency Rev. (Simmons College), “H”, SYNCORA, 5.25%, 2019	1,605,000	1,664,529
Massachusetts Development Finance Agency Rev. (Tufts University), “P”, 3%, 2036 (b)	3,000,000	3,105,570
Massachusetts Development Finance Agency Rev. (Wheelock), “C”, 5%, 2017	1,905,000	2,000,688
Massachusetts Health & Educational Facilities Authority Rev. (Amherst College), “K-2”, 2.75%, 2038 (b)	1,000,000	1,015,960
Massachusetts Health & Educational Facilities Authority Rev. (Massachusetts Institute of Technology), “K”, 5.25%, 2012	375,000	395,816

23

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Municipal Bonds - continued
Universities - Colleges - continued
Massachusetts Health & Educational Facilities Authority Rev. (Northeastern University), 4.1%, 2037 (b)	$1,000,000	$1,035,450
Massachusetts Health & Educational Facilities Authority Rev. (Northeastern University), “T-1”, 4.125%, 2037 (b)	1,000,000	1,029,340
Massachusetts Health & Educational Facilities Authority Rev. (Springfield College), 5%, 2014	1,010,000	1,067,863
Massachusetts Health & Educational Facilities Authority Rev. (Springfield College), 5%, 2016	1,115,000	1,169,066
Massachusetts Health & Educational Facilities Authority Rev. (University of Massachusetts), “A”, 2.2%, 2030 (b)	2,000,000	2,014,920
Medical Center Educational Building Corp. Rev. (University of Mississippi), 4%, 2014	1,240,000	1,313,210
Medical Center Educational Building Corp. Rev. (University of Mississippi), 4%, 2015	2,330,000	2,472,014
Michigan University Rev. (Wayne State University), “A”, 5%, 2013	1,000,000	1,082,170
Nashville & Davidson County, TN, Metropolitan Government Health & Educational Facilities (Vanderbilt University), “B”, 5%, 2012	1,000,000	1,062,780
Nassau County, NY, Industrial Development Agency, Civic Facilities Rev. (New York Institute of Technology), “A”, 5.25%, 2017	430,000	462,284
New Jersey Educational Facilities Authority Rev. (University of Medicine & Dentistry), “B”, 6%, 2017	1,710,000	1,886,216
New York Dormitory Authority Rev., Non-State Supported Debt (Manhattan Marymount), 5%, 2015	500,000	531,955
New York, NY, Trust for Cultural Resources Rev. (Juilliard School), 2.1%, 2036 (b)	2,000,000	2,019,900
New York, NY, Trust for Cultural Resources Rev. (Juilliard School), “B”, 2.75%, 2036 (b)	1,190,000	1,212,253
Ohio State University Rev., “A”, 5%, 2012	1,500,000	1,602,810
Pennsylvania Higher Educational Facilities Authority Rev. (Thomas Jefferson University), “B”, 5.25%, 2017	1,000,000	1,120,750
San Leanna, TX, Educational Facilities Corp., Higher Education Rev. (St. Edwards University), 4.5%, 2012	685,000	704,742
San Leanna, TX, Educational Facilities Corp., Higher Education Rev. (St. Edwards University), 5%, 2019	1,250,000	1,259,063
South Carolina Educational Facilities Authority, Private Nonprofit Institutions (Furman University), 3%, 2013	1,000,000	1,039,930
St. Joseph County, IN, Educational Facilities Rev. (University of Notre Dame Du Lac), 3.875%, 2040 (b)	1,000,000	1,022,800
St. Lawrence County, NY, Industrial Development Agency (St. Lawrence University), 5%, 2016	1,000,000	1,111,800
Suffolk County, NY, Industrial Development Agency, Civic Facilities Rev. (New York Institute of Technology), 5.25%, 2017	500,000	525,555

24

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Municipal Bonds - continued
Universities - Colleges - continued
Texas A&M University Rev., “A”, 5%, 2015	$750,000	$856,403
Tompkins County, NY, Industrial Development Agency Rev. (Ithaca College), 5%, 2016	3,000,000	3,221,880
Tulsa, OK, Industrial Authority Rev. (University of Tulsa), 5.5%, 2022	1,000,000	1,083,880
University of Arkansas Rev. (Fayetteville Campus), “A”, 3%, 2014	500,000	524,200
University of Delaware Rev., “A”, 2%, 2037 (b)	1,200,000	1,201,500
University of Delaware Rev., “B”, 4%, 2013	1,500,000	1,611,615
University of Michigan Rev., “A”, 4%, 2014	750,000	805,823
University of Southern Indiana Rev., “J”, ASSD GTY, 4%, 2016	1,000,000	1,066,030
University of Texas Rev., “D”, 5%, 2017 (c)	850,000	992,061
University of Texas Rev., “D”, 5%, 2018	150,000	170,495
University of Texas, Permanent University Fund, “B”, 5%, 2014 (c)	2,000,000	2,258,100
University of Texas, Permanent University Fund, “B”, 5%, 2020	500,000	586,980
University of Texas, Permanent University Fund, “C”, 5%, 2021	1,000,000	1,106,980
Utah Board of Regents Auxiliary & Campus Facilities System Rev., “A”, NATL, 5%, 2018	1,090,000	1,179,849
Utah Board of Regents Rev. (University of Utah), “A”, 4%, 2014	200,000	216,436
Utah Board of Regents Student Loan Rev., “EE-2”, 5%, 2017	5,000,000	5,658,300
Vincennes University, IN, Student Fee Rev., “J”, 3%, 2013	400,000	415,380
Vincennes University, IN, Student Fee Rev., “J”, 3%, 2014	475,000	496,038
Washington Higher Education Facilities Authority Rev. (Gonzaga University), “A”, 5%, 2014	3,315,000	3,571,150
Western Michigan University Rev., ASSD GTY, 5.25%, 2014	1,000,000	1,101,260

		$107,628,801
Universities - Dormitories - 0.4%
California Statewide Communities Development Authority Student Housing (University of California-Irvine), 5%, 2014	$1,000,000	$1,061,390
Pennsylvania Higher Educational Facilities Authority Rev. (Edinboro University Foundation), 5%, 2017	825,000	838,052
Pennsylvania Higher Educational Facilities Authority Rev. (Edinboro University Foundation), 5%, 2018	1,005,000	1,008,528

		$2,907,970
Universities - Secondary Schools - 0.0%
District of Columbia Rev. (Gonzaga College High School), AGM, 5%, 2012	$145,000	$148,165

Utilities - Investor Owned - 6.7%
Beaver County, PA, Industrial Development Authority, Pollution Control Rev. (Duquesne Light Co.), “C”, 4.75%, 2033 (b)	$2,000,000	$2,016,560
Brazos River, TX, Authority Rev. (Centerpoint Energy), “B”, FGIC, 4.25%, 2017	1,260,000	1,289,509

25

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Municipal Bonds - continued
Utilities - Investor Owned - continued
California Infrastructure & Economic Development Bank Rev. (Pacific Gas & Electric Co.), “E”, 2.25%, 2026 (b)	$1,500,000	$1,508,370
California Statewide Communities Development Authority Poll (Southern California Edison Co.), “A”, SYNCORA, 4.1%, 2028 (b)	500,000	518,700
Chesapeake, VA., Economic Development Authority Pollution Control (Virginia Electric Power Co.) Rev., 3.6%, 2032 (b)	1,000,000	1,019,460
Farmington, NM, Pollution Control Rev. (El Paso Electric Co.), “A”, FGIC, 4%, 2032 (b)	695,000	695,910
Farmington, NM, Pollution Control Rev. (Public Service Co. of New Mexico), “B”, 4.75%, 2040 (b)	2,000,000	1,976,060
Farmington, NM, Pollution Control Rev. (Public Service of Arizona), “C”, 2.875%, 2024 (b)	1,000,000	1,002,440
Farmington, NM, Pollution Control Rev. (Southern California Edison Co.), “A”, 2.875%, 2029 (b)	2,400,000	2,425,248
Hillsborough County, FL, Industrial Development Authority (Tampa Electric), 5.15%, 2025 (b)	1,000,000	1,060,860
Illinois Finance Authority Gas Supply Rev. (Peoples Gas Light & Coke Co.), 2.125%, 2030 (b)	1,400,000	1,360,870
Indiana Finance Authority Environmental Facilities Rev. (Indianapolis Power & Light Co.), “B”, 4.9%, 2016	1,000,000	1,065,850
Iowa Finance Authority Pollution Control Facilities Rev. (Interstate Power & Light), FGIC, 5%, 2014	1,000,000	1,088,150
Louisa, VA, Industrial Development Authority, Solid Waste & Sewer Disposal (VEPCO), “A”, 2.5%, 2031 (b)	1,000,000	1,010,520
Louisiana Public Facilities Authority Rev. (Entergy Gulf States Louisiana LLC), “B”, 2.875%, 2015	2,000,000	2,002,920
Madison, WI, Industrial Development Rev. (Madison Gas & Electric Co.), “B”, 4.875%, 2027 (b)	420,000	435,456
Maricopa County, AZ, Pollution Control Corp., Pollution Control Rev. (Arizona Public Service Co.), “D”, 6%, 2029 (b)	325,000	350,282
Maryland Economic Development Corp., Pollution Control Rev. (Potomac Electric Power Co.), 6.2%, 2022	1,045,000	1,199,608
Massachusetts Development Finance Agency, Solid Waste Disposal Rev. (Dominion Energy Brayton), 5.75%, 2042 (b)	220,000	236,760
Matagorda County, TX, Navigation District No. 1 Pollution Control Rev. (AEP - Texas Central Co.), 5.125%, 2030 (b)	1,000,000	1,002,190
Michigan Strategic Fund Ltd. Obligation Rev. (Detroit Edison Co.), 5.625%, 2020	1,000,000	1,092,250
Michigan Strategic Fund Ltd. Obligation Rev. (Detroit Edison Co.), 3.05%, 2024 (b)	1,000,000	1,013,430
Michigan Strategic Fund Ltd. Obligation Rev. (Detroit Edison Co.), 5.25%, 2029 (b)	1,000,000	1,070,880

26

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Municipal Bonds - continued
Utilities - Investor Owned - continued
Mississippi Business Finance Corp., Rev. (Mississippi Power Co. Project), 2.25%, 2040 (b)	$2,000,000	$2,004,940
Missouri Environmental Improvement & Energy Resources Authority (Kansas Power & Light Co.), SYNCORA, 5.25%, 2017 (b)	1,000,000	1,047,090
Navajo County, AZ, Pollution Control Corp. Rev. (Arizona Public Service Co.), “C”, 5.5%, 2034 (b)	1,000,000	1,065,310
New Hampshire Business Finance Authority, Pollution Control Rev. (United Illuminating Co.), 4.5%, 2027 (b)	1,000,000	1,047,820
New Hampshire Business Finance Authority, Pollution Control Rev. (United Illuminating Co.), 7.125%, 2027 (b)	1,565,000	1,627,725
New York Energy Research & Development Authority (Rochester Gas & Electric Corp.), “A”, NATL, 4.75%, 2032 (b)	1,130,000	1,169,098
Ohio Air Quality Development Authority Rev. (FirstEnergy Generation Corp.), “A”, 2.25%, 2023 (b)	1,500,000	1,481,025
Pennsylvania Economic Development Financing Authority (Exelon Generation Co. LLC), “A”, 5%, 2042 (b)	3,200,000	3,296,608
Pennsylvania Economic Development Financing Authority (PPL Energy Supply LLC), 3%, 2038 (b)	3,000,000	2,940,180
Pima County, AZ, Industrial Development Authority Pollution Control Rev. (Tucson Electric Power Co.), “A”, 4.95%, 2020	2,135,000	2,083,184
State of Indiana Finance Authority, Environmental Rev. (Duke Energy Indiana, Inc.), “A-2”, 3.375%, 2019	3,000,000	2,974,410
Titus County, TX, Fresh Water Supply District, (Southwestern Electric Power Co.), 4.5%, 2011	500,000	501,885
York County, VA, Economic Development Authority Pollution Control Rev. (Virginia Electric & Power Co.), “A”, 4.05%, 2033 (b)	1,000,000	1,059,840

		$48,741,398
Utilities - Municipal Owned - 5.4%
California Department of Water Resources Power Supply Rev., “L”, 5%, 2018	$3,510,000	$4,057,525
California Department of Water Resources Power Supply Rev., “M”, 4%, 2019	3,000,000	3,209,550
California Infrastructure & Economic Development Bank Rev., “A”, 4%, 2015	1,260,000	1,320,178
Dalton, GA, Utilities Rev., AGM, 6%, 2012	500,000	518,455
De Soto Parish, LA, Pollution Control Rev. (Southwestern Electric Power Co.), 3.25%, 2019 (b)	2,500,000	2,511,100
Energy Northwest, WA, Electric Rev., “A”, 5%, 2014	845,000	943,375
Energy Northwest, WA, Wind Project Rev., NATL, 5%, 2013	280,000	298,939
Harris County, TX, Cultural Education Facilities Financial Corp., Thermal Utilities Rev. (Teco Project), “A”, 5%, 2014	1,000,000	1,108,620
Indianapolis, IN, Gas Utility Rev., ASSD GTY, 5%, 2030 (b)	1,500,000	1,588,395

27

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Municipal Bonds - continued
Utilities - Municipal Owned - continued
Kissimmee, FL, Utility Authority Electric, AMBAC, 5%, 2011	$500,000	$509,080
Lakeland, FL, Energy System Rev., FRN, 1.01%, 2012	2,000,000	2,001,560
Louisville & Jefferson County, KY, Metropolitan Government Pollution Control Rev. (Louisville Gas & Electric Co.), “A”, 1.9%, 2033 (b)	1,500,000	1,506,630
Lower Colorado River Authority, TX, Rev., “A”, ETM, NATL, 5%, 2011 (c)	30,000	30,043
Lower Colorado River Authority, TX, Rev., “N”, NATL, 5%, 2011	470,000	470,644
Massachusetts Development Finance Agency (Devens Electrical Systems), 5.125%, 2011	30,000	30,495
Memphis, TN, Electric System Rev., 5%, 2014	1,500,000	1,688,205
Municipal Electric Authority, GA, Vogtle Units 3&4, “J-B”, 5%, 2017	2,500,000	2,771,675
New York Energy Research & Development Authority, Pollution Control Rev. (New York Electric & Gas Corp.), “C”, 3%, 2029 (b)	1,000,000	1,011,280
North Carolina Eastern Municipal Power Agency, “A”, 5%, 2014	1,000,000	1,086,760
North Carolina Municipal Power Agency No. 1, Catawba Electric Rev., “A”, 5.5%, 2013	340,000	364,045
North Carolina Municipal Power Agency No. 1, Catawba Electric Rev., “A”, ETM, 5.5%, 2013 (c)	160,000	173,027
Northern California Power Agency Capital Facilities Rev., “A”, 2%, 2012	1,000,000	1,015,040
Northern California Power Agency Rev., “A”, 4%, 2013	1,000,000	1,055,510
Orlando, FL, Utilities Commission Utility System Rev., “C”, 5%, 2012	650,000	690,333
Orlando, FL, Utilities Commission Utility System Rev., “C”, 5%, 2013	1,335,000	1,463,761
Piedmont, SC, Municipal Power Agency Electric Rev., “A-2”, 5%, 2018	750,000	819,060
Seattle, WA, Municipal Light & Power Rev., “B”, 5%, 2018	4,000,000	4,627,480
Southern California Public Power Authority (San Juan), “A”, AGM, 5.375%, 2012	595,000	614,361
Southern Minnesota Municipal Power Agency, Power Supply System Rev., “A”, 5%, 2015	375,000	417,011
Vermont Public Power Supply Authority Rev. (Swanton Peaking), “A”, ASSD GTY, 3%, 2013	875,000	897,120
Wyoming Municipal Power Agency Power Supply System Rev. “A”, 3.75%, 2016	600,000	619,146
Wyoming Municipal Power Agency Power Supply System Rev. “A”, 3.875%, 2017	300,000	307,425

		$39,725,828
Utilities - Other - 1.3%
Georgia Main Street Natural Gas, Inc., Gas Project Rev., “A”, 5%, 2015	$190,000	$202,409
Georgia Main Street Natural Gas, Inc., Gas Project Rev., “A”, 5%, 2016	1,175,000	1,248,285
Georgia Main Street Natural Gas, Inc., Gas Project Rev., “A”, 5.125%, 2016	1,045,000	1,081,293

28

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Municipal Bonds - continued
Utilities - Other - continued
Georgia Main Street Natural Gas, Inc., Gas Project Rev., “A”, 5%, 2022	$2,455,000	$2,458,928
Indiana Bond Bank Special Program, Gas Rev., “A”, 5.25%, 2016	270,000	291,589
Indiana Bond Bank Special Program, Gas Rev., “A”, 5%, 2017	1,350,000	1,423,670
Indiana Bond Bank Special Program, Gas Rev., “A”, 5.25%, 2018	355,000	376,754
SA Energy Acquisition, TX, Public Facilities Corp., Gas Supply Rev., 5%, 2012	1,500,000	1,558,830
Tennessee Energy Acquisition Corp., Gas Rev., “A”, 5.25%, 2019	1,000,000	987,330

		$9,629,088
Water & Sewer Utility Revenue - 5.4%
Allentown, PA, Water Rev., Guaranteed, AMBAC, 5%, 2011	$925,000	$936,405
Atlanta, GA, Water & Wastewater Rev., “A”, FGIC, 5.5%, 2014	1,185,000	1,323,349
Birmingham, AL, Waterworks Board Water Rev., 3%, 2015	3,730,000	3,735,707
Dallas, TX, Waterworks & Sewer Systems Rev., 3%, 2017	1,000,000	1,042,080
Gulf Breeze, FL, Local Government Rev., “J”, 2%, 2020 (b)	250,000	250,698
Gulf Breeze, FL, Local Government Rev., “J”, 2.6%, 2020 (b)	430,000	432,580
Houston, TX, Utilities Systems Rev., NATL, 5.25%, 2014	1,485,000	1,656,874
Houston, TX, Utilities Systems Rev., “A”, AGM, 5%, 2012	1,500,000	1,598,265
King County, WA, Sewer Rev., FGIC, 5.25%, 2012	750,000	774,090
Miami-Dade County, FL, Water & Sewer Rev., 4%, 2014	1,000,000	1,080,330
Michigan Municipal Bond Authority, Clean Water Rev., 5.25%, 2011	1,000,000	1,019,930
Michigan Municipal Bond Authority, Clean Water Rev., 5.375%, 2014	1,920,000	2,038,829
Mississippi Development Bank Special Obligation (Hattiesburg Water & Sewer), “N”, AMBAC, 5%, 2015	1,000,000	1,074,520
Nashville & Davidson County, TN, Metropolitan Government Water & Sewer Rev., “A”, AGM, 5%, 2017	1,000,000	1,142,450
New York Environmental Facilities Corp., 5%, 2012	2,085,000	2,190,272
New York Environmental Facilities Corp., “I”, 5%, 2013	1,000,000	1,092,500
Nueces River Authority, Texas Water Supply Rev. (Corpus Christi Project), AGM, 5%, 2013	540,000	582,644
Ohio Water Development Authority, Water Pollution Control Rev., 5.25%, 2020	2,000,000	2,353,400
Ohio Water Development Authority, Water Pollution Control Rev. (Water Quality), “A”, 3.25%, 2013	1,470,000	1,544,588
Phoenix, AZ, Civic Improvement Corp., Water System Rev., FGIC, 5.5%, 2021	1,260,000	1,483,247
Portland, OR, Sewer System Rev. , “A”, 5%, 2018	5,000,000	5,824,000
Sebring, FL, Water & Wastewater, FGIC, 5.25%, 2013	690,000	724,645
St. Mary’s, PA, Area Water Authority Rev., 3.125%, 2015	150,000	150,075
St. Mary’s, PA, Area Water Authority Rev., 3.625%, 2016	130,000	130,248
Truckee Meadows, NV, Water Authority, “A”, AGM, 5.5%, 2011	1,000,000	1,007,860
Utah Water Finance Agency Rev., “A”, AMBAC, 5%, 2012	500,000	526,450

29

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Municipal Bonds - continued
Water & Sewer Utility Revenue - continued
Virginia Resources Authority, Clean Water Rev., 5%, 2019	$1,980,000	$2,261,299
Wisconsin Clean Water Rev., “1”, 3%, 2013	1,000,000	1,047,066

		$39,024,401
Total Municipal Bonds (Identified Cost, $688,579,261)		$701,644,047

Floating Rate Demand Notes - 1.1%
Lincoln County, WY, Pollution Control Rev. (Exxon Mobil Corp.), “A”, 0.04%, due 5/02/11	$2,900,000	$2,900,000
Lincoln County, WY, Pollution Control Rev. (Exxon Mobil Corp.), “B”, 0.04%, due 5/02/11	3,200,000	3,200,000
Lincoln County, WY, Pollution Control Rev. (Exxon Mobil Corp.), “C”, 0.04%, due 5/02/11	1,600,000	1,600,000
Total Floating Rate Demand Notes, at Cost and Value		$7,700,000

Money Market Funds (v) - 1.7%
MFS Institutional Money Market Portfolio, 0.16%, at Cost and Net Asset Value	12,792,805	$12,792,805
Total Investments (Identified Cost, $709,072,066)		$722,136,852

Other Assets, Less Liabilities - 0.9%		6,591,300
Net Assets - 100.0%		$728,728,152

(b)	Mandatory tender date is earlier than stated maturity date.
(c)	Refunded bond.
(v)	Underlying affiliated fund that is available only to investment companies managed by MFS. The rate quoted is the annualized seven-day yield of the fund at period end.

The following abbreviations are used in this report and are defined:

ETM	Escrowed to Maturity
FRN	Floating Rate Note. Interest rate resets periodically and may not be the rate reported at period end.

Insurers
AGM	Assured Guaranty Municipal
AMBAC	AMBAC Indemnity Corp.
ASSD GTY	Assured Guaranty Insurance Co.
FGIC	Financial Guaranty Insurance Co.
FHA	Federal Housing Administration
GNMA	Government National Mortgage Assn.
MSQLF	Michigan Student Qualified Loan Fund
NATL	National Public Finance Guarantee Corp.
PSF	Permanent School Fund
RADIAN	Radian Asset Assurance, Inc.
SYNCORA	Syncora Guarantee Inc.

See Notes to Financial Statements

30

Financial Statements

STATEMENT OF ASSETS AND LIABILITIES

At 4/30/11

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

Assets
Investments-
Non-affiliated issuers, at value (identified cost, $696,279,261)	$709,344,047
Underlying affiliated funds, at cost and value	12,792,805
Total investments, at value (identified cost, $709,072,066)	$722,136,852
Receivables for
Investments sold	175,000
Fund shares sold	3,151,702
Interest	8,673,736
Other assets	5,398
Total assets	$734,142,688
Liabilities
Payables for
Distributions	$334,653
Fund shares reacquired	4,883,020
Payable to affiliates
Investment adviser	388
Shareholder servicing costs	99,389
Distribution and service fees	17,997
Payable for independent Trustees’ compensation	5,002
Accrued expenses and other liabilities	74,087
Total liabilities	$5,414,536
Net assets	$728,728,152
Net assets consist of
Paid-in capital	$718,769,205
Unrealized appreciation (depreciation) on investments	13,064,786
Accumulated net realized gain (loss) on investments	(3,016,689)
Accumulated distributions in excess of net investment income	(89,150)
Net assets	$728,728,152
Shares of beneficial interest outstanding	91,844,748

	Net assets	Shares outstanding	Net asset value per share (a)
Class A	$589,475,575	74,299,081	$7.93
Class B	3,311,730	417,923	7.92
Class C	121,802,688	15,344,384	7.94
Class I	14,138,159	1,783,360	7.93

(a)	Maximum offering price per share was equal to the net asset value per share for all share classes, except for Class A, for which the maximum offering price per share was $8.13 [100 / 97.5 x $7.93]. On sales of $50,000 or more, the maximum offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, and Class C shares.

See Notes to Financial Statements

31

Financial Statements

STATEMENT OF OPERATIONS

Year ended 4/30/11

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Net investment income
Income
Interest	$21,902,113
Dividends from underlying affiliated funds	46,655
Total investment income	$21,948,768
Expenses
Management fee	$2,820,013
Distribution and service fees	2,754,777
Shareholder servicing costs	507,286
Administrative services fee	105,381
Independent Trustees’ compensation	15,544
Custodian fee	122,767
Shareholder communications	43,970
Auditing fees	45,335
Legal fees	12,939
Miscellaneous	238,801
Total expenses	$6,666,813
Fees paid indirectly	(28)
Reduction of expenses by investment adviser and distributor	(604,073)
Net expenses	$6,062,712
Net investment income	$15,886,056
Realized and unrealized gain (loss) on investments
Realized gain (loss) on investment transactions (identified cost basis)	$154,110
Change in unrealized appreciation (depreciation) on investments	$(1,723,861)
Net realized and unrealized gain (loss) on investments	$(1,569,751)
Change in net assets from operations	$14,316,305

See Notes to Financial Statements

32

Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

	Years ended 4/30
	2011	2010
Change in net assets
From operations
Net investment income	$15,886,056	$11,520,608
Net realized gain (loss) on investments	154,110	16,525
Net unrealized gain (loss) on investments	(1,723,861)	10,129,610
Change in net assets from operations	$14,316,305	$21,666,743
Distributions declared to shareholders
From net investment income	$(15,640,685)	$(11,234,300)
Change in net assets from fund share transactions	$129,600,433	$320,553,789
Total change in net assets	$128,276,053	$330,986,232
Net assets
At beginning of period	600,452,099	269,465,867
At end of period (including accumulated distributions in excess of net investment income of $89,150 and $32,045, respectively)	$728,728,152	$600,452,099

See Notes to Financial Statements

33

Financial Statements

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years (or life of a particular share class, if shorter). Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Class A	Years ended 4/30
	2011		2010	2009	2008	2007
Net asset value, beginning of period	$7.93		$7.71	$7.67	$7.70	$7.66
Income (loss) from investment operations
Net investment income (d)	$0.19		$0.22	$0.25	$0.27	$0.27	(z)
Net realized and unrealized gain (loss) on investments	(0.00	)(w)	0.22	0.05	(0.02)	0.02	(z)
Total from investment operations	$0.19		$0.44	$0.30	$0.25	$0.29
Less distributions declared to shareholders
From net investment income	$(0.19)		$(0.22)	$(0.26)	$(0.28)	$(0.25)
Net asset value, end of period	$7.93		$7.93	$7.71	$7.67	$7.70
Total return (%) (r)(s)(t)	2.41		5.80	3.99	3.25	3.83
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.81		0.80	0.77	0.78	0.85
Expenses after expense reductions (f)	0.70		0.70	0.63	0.63	0.70
Net investment income	2.41		2.84	3.33	3.53	3.55	(z)
Portfolio turnover	9		8	15	30	9
Net assets at end of period (000 omitted)	$589,476		$482,962	$214,796	$124,161	$116,562

See Notes to Financial Statements

34

Financial Highlights – continued

Class B	Years ended 4/30
	2011		2010	2009	2008	2007
Net asset value, beginning of period	$7.92		$7.70	$7.66	$7.69	$7.65
Income (loss) from investment operations
Net investment income (d)	$0.13		$0.17	$0.20	$0.21	$0.21	(z)
Net realized and unrealized gain (loss) on investments	(0.00	)(w)	0.21	0.04	(0.02)	0.02	(z)
Total from investment operations	$0.13		$0.38	$0.24	$0.19	$0.23
Less distributions declared to shareholders
From net investment income	$(0.13)		$(0.16)	$(0.20)	$(0.22)	$(0.19)
Net asset value, end of period	$7.92		$7.92	$7.70	$7.66	$7.69
Total return (%) (r)(s)(t)	1.65		5.03	3.22	2.46	3.06
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.55		1.54	1.52	1.53	1.61
Expenses after expense reductions (f)	1.46		1.46	1.37	1.38	1.46
Net investment income	1.68		2.19	2.63	2.79	2.79	(z)
Portfolio turnover	9		8	15	30	9
Net assets at end of period (000 omitted)	$3,312		$6,231	$10,486	$10,454	$15,393

Class C	Years ended 4/30
	2011		2010	2009	2008	2007
Net asset value, beginning of period	$7.93		$7.71	$7.67	$7.71	$7.67
Income (loss) from investment operations
Net investment income (d)	$0.12		$0.16	$0.19	$0.21	$0.21	(z)
Net realized and unrealized gain (loss) on investments	0.01	(g)	0.21	0.04	(0.04)	0.01	(z)
Total from investment operations	$0.13		$0.37	$0.23	$0.17	$0.22
Less distributions declared to shareholders
From net investment income	$(0.12)		$(0.15)	$(0.19)	$(0.21)	$(0.18)
Net asset value, end of period	$7.94		$7.93	$7.71	$7.67	$7.71
Total return (%) (r)(s)(t)	1.67		4.90	3.11	2.24	2.96
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.55		1.57	1.62	1.63	1.70
Expenses after expense reductions (f)	1.55		1.55	1.48	1.48	1.55
Net investment income	1.56		1.98	2.46	2.68	2.70	(z)
Portfolio turnover	9		8	15	30	9
Net assets at end of period (000 omitted)	$121,803		$111,259	$44,185	$21,959	$24,634

See Notes to Financial Statements

35

Financial Highlights – continued

Class I	Period ended 4/30/2011 (i)
Net asset value, beginning of period	$8.09
Income (loss) from investment operations
Net investment income (d)	$0.13
Net realized and unrealized gain (loss) on investments	(0.16	)(g)
Total from investment operations	$(0.03)
Less distributions declared to shareholders
From net investment income	$(0.13)
Net asset value, end of period	$7.93
Total return (%) (r)(s)	(0.32	)(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.56	(a)
Expenses after expense reductions (f)	0.53	(a)
Net investment income	2.55	(a)
Portfolio turnover	9
Net assets at end of period (000 omitted)	$14,138

(a)	Annualized.
(d)	Per share data is based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.
(g)	The per share amount varies from the net realized and unrealized gain/loss for the period because of the timing of sales of fund shares and the per share amount of realized and unrealized gains and losses at such time.
(i)	For the period from the class’ inception, August 30, 2010 (Class I) through the stated period end.
(n)	Not annualized.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(t)	Total returns do not include any applicable sales charges.
(w)	Per share amount was less than $0.01.
(z)	The fund applied a change in estimate for amortization of premium on certain debt securities in the current year that resulted in an increase of $0.01 per share to net investment income, a decrease of less than $0.01 per share to net realized and unrealized gain (loss) on investments, and an increase of 0.06% to the net investment income ratio for the year ended April 30, 2007. The change in estimate had no impact on net assets, net asset value per share or total return of each class.

See Notes to Financial Statements

36

NOTES TO FINANCIAL STATEMENTS

(1)	Business and Organization

MFS Municipal Limited Maturity Fund (the fund) is a series of MFS Series Trust IX (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2)	Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued. The fund invests primarily in municipal instruments. The value of municipal instruments can be affected by changes in their actual or perceived credit quality. The credit quality of municipal instruments can be affected by, among other things, the financial condition of the issuer or guarantor, the issuer’s future borrowing plans and sources of revenue, the economic feasibility of the revenue bond project or general borrowing purpose, political or economic developments in the region where the instrument is issued and the liquidity of the security. Municipal instruments generally trade in the over-the-counter market. Municipal instruments backed by current and anticipated revenues from a specific project or specific assets can be negatively affected by the discontinuance of the taxation supporting the projects or assets or the inability to collect revenues for the project or from the assets. If the Internal Revenue Service determines an issuer of a municipal instrument has not complied with the applicable tax requirements, the security could decline in value, interest from the security could become taxable and the funds may be required to issue Forms 1099-DIV.

Investment Valuations – Debt instruments and floating rate loans (other than short-term instruments), including restricted debt instruments, are generally valued at an evaluated or composite bid as provided by a third-party pricing service. Short-term instruments with a maturity at issuance of 60 days or less generally are valued at amortized cost, which approximates market value. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid

37

Notes to Financial Statements – continued

quotation. Values obtained from third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially effected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

Various inputs are used in determining the value of the fund’s assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2

38

Notes to Financial Statements – continued

includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. The following is a summary of the levels used as of April 30, 2011 in valuing the fund’s assets or liabilities:

Investments at Value	Level 1	Level 2	Level 3	Total
Municipal Bonds	$—	$701,644,047	$—	$701,644,047
Short Term Securities	—	7,700,000	—	7,700,000
Mutual Funds	12,792,805	—	—	12,792,805
Total Investments	$12,792,805	$709,344,047	$—	$722,136,852

For further information regarding security characteristics, see the Portfolio of Investments.

Indemnifications – Under the fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with U.S. generally accepted accounting principles. Dividends received in cash are recorded on the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

Fees Paid Indirectly – The fund’s custody fee may be reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. This amount, for the year ended April 30, 2011, is shown as a reduction of total expenses on the Statement of Operations.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue

39

Notes to Financial Statements – continued

Code, and to distribute all of its taxable and tax-exempt income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Book/tax differences primarily relate to amortization and accretion of debt securities.

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

	4/30/11	4/30/10
Ordinary income (including any short-term capital gains)	$—	$6,639
Tax-exempt income	15,640,685	11,227,661
Total distributions	$15,640,685	$11,234,300

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 4/30/11
Cost of investments	$708,395,792
Gross appreciation	16,879,837
Gross depreciation	(3,138,777)
Net unrealized appreciation (depreciation)	$13,741,060
Undistributed tax-exempt income	1,282,150
Capital loss carryforwards	(3,692,963)
Other temporary differences	(1,371,300)

40

Notes to Financial Statements – continued

As of April 30, 2011, the fund had capital loss carryforwards available to offset future realized gains. Such losses expire as follows:

4/30/12	$ (247,777)
4/30/13	(789,744)
4/30/14	(625,131)
4/30/15	(746,953)
4/30/16	(432,394)
4/30/17	(616,758)
4/30/18	(234,206)
Total	$(3,692,963)

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution and service fees. The fund’s income and common expenses are allocated to shareholders based on the value of settled shares outstanding of each class. The fund’s realized and unrealized gain (loss) are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B shares will convert to Class A shares approximately eight years after purchase. The fund’s distributions declared to shareholders as reported on the Statements of Changes in Net Assets are presented by class as follows:

	From net investment income
	Year ended 4/30/11	Year ended 4/30/10
Class A	$13,588,854	$9,595,469
Class B	80,821	167,189
Class C	1,950,059	1,471,642
Class I (i)	20,951	—
Total	$15,640,685	$11,234,300

(i)	For the period from the class’ inception, August 30, 2010 (Class I) through the stated period end.

(3)	Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at an annual rate of 0.40% of the fund’s average daily net assets.

The investment adviser has agreed in writing to pay a portion of the fund’s operating expenses, exclusive of management fee, distribution and service fee, interest, taxes, extraordinary expenses, brokerage and transaction costs and investment-related expenses, such that operating expenses do not exceed 0.15% annually of the fund’s average daily net assets. This written agreement will continue until modified by the fund’s Board of Trustees, but such

41

Notes to Financial Statements – continued

agreement will continue at least until August 31, 2011. For the year ended April 30, 2011, this reduction amounted to $24,559 and is reflected as a reduction of total expenses in the Statement of Operations.

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, as distributor, received $113,460 for the year ended April 30, 2011, as its portion of the initial sales charge on sales of Class A shares of the fund.

The Board of Trustees has adopted a distribution plan for certain class shares pursuant to Rule 12b-1 of the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD for services provided by MFD and financial intermediaries in connection with the distribution and servicing of certain share classes. One component of the plan is a distribution fee paid to MFD and another component of the plan is a service fee paid to MFD. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

Distribution Plan Fee Table:

	Distribution Fee Rate (d)	Service Fee Rate (d)	Total Distribution Plan (d)	Annual Effective Rate (e)	Distribution and Service Fee
Class A	—	0.25%	0.25%	0.15%	$1,428,952
Class B	0.75%	0.25%	1.00%	0.90%	49,171
Class C	0.75%	0.25%	1.00%	1.00%	1,276,654
Total Distribution and Service Fees					$2,754,777

(d)	In accordance with the distribution plan for certain classes, the fund pays distribution and/or service fees equal to these annual percentage rates of each class’ average daily net assets. The distribution and service fee rates disclosed by class represent the current rates in effect at the end of the reporting period. Any rate changes, if applicable, are detailed below.
(e)	The annual effective rates represent actual fees incurred under the distribution plan for the year ended April 30, 2011 based on each class’ average daily net assets. 0.10% of the Class A service fee is currently being waived under a written waiver agreement. For the year ended April 30, 2011, this waiver amounted to $571,576 and is reflected as a reduction of total expenses in the Statement of Operations. For one year from date of sale of Class B shares, assets attributable to such Class B shares are subject to the 0.25% annual Class B service fee. On assets attributable to all other Class B shares, 0.15% of the Class B service fee is being paid by the fund and 0.10% of the Class B service fee is currently being waived under a written waiver agreement. For the year ended April 30, 2011, this waiver amounted to $4,765 and is reflected as a reduction of total expenses in the Statement of Operations. These written waiver agreements will continue until modified by the fund’s Board of Trustees, but such agreements will continue at least until August 31, 2011.

42

Notes to Financial Statements – continued

Certain Class A shares are subject to a contingent deferred sales charge (CDSC) in the event of a shareholder redemption within 24 months of purchase. Class C shares are subject to a CDSC in the event of a shareholder redemption within 12 months of purchase. Class B shares are subject to a CDSC in the event of a shareholder redemption within six years of purchase. All contingent deferred sales charges are paid to MFD and during the year ended April 30, 2011, were as follows:

Amount
Class A	$109,454
Class B	1,442
Class C	52,774

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent calculated as a percentage of the average daily net assets of the fund as determined periodically under the supervision of the fund’s Board of Trustees. For the year ended April 30, 2011, the fee was $161,288, which equated to 0.0229% annually of the fund’s average daily net assets. MFSC also receives payment from the fund for out-of-pocket expenses, sub-accounting and other shareholder servicing costs which may be paid to affiliated and unaffiliated service providers. For the year ended April 30, 2011, these out-of-pocket expenses, sub-accounting and other shareholder servicing costs amounted to $345,998.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund partially reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended April 30, 2011 was equivalent to an annual effective rate of 0.0149% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.

Prior to December 31, 2001, the fund had an unfunded defined benefit plan (“DB plan”) for independent Trustees. As of December 31, 2001, the Board took action to terminate the DB plan with respect to then-current and any future independent Trustees, such that the DB Plan covers only certain of those

43

Notes to Financial Statements – continued

former independent Trustees who retired on or before December 31, 2001. The DB Plan resulted in a pension expense of $209 and is included in independent Trustees’ compensation for the year ended April 30, 2011. The liability for deferred retirement benefits payable to certain independent Trustees under the DB plan amounted to $4,995 at April 30, 2011, and is included in payable for independent Trustees’ compensation on the Statement of Assets and Liabilities.

Other – This fund and certain other funds managed by MFS (the funds) have entered into services agreements (the Agreements) which provide for payment of fees by the funds to Tarantino LLC and Griffin Compliance LLC in return for the provision of services of an Independent Chief Compliance Officer (ICCO) and Assistant ICCO, respectively, for the funds. The ICCO and Assistant ICCO are officers of the funds and the sole members of Tarantino LLC and Griffin Compliance LLC, respectively. The funds can terminate the Agreements with Tarantino LLC and Griffin Compliance LLC at any time under the terms of the Agreements. For the year ended April 30, 2011, the aggregate fees paid by the fund to Tarantino LLC and Griffin Compliance LLC were $6,437 and are included in miscellaneous expense on the Statement of Operations. MFS has agreed to reimburse the fund for a portion of the payments made by the fund in the amount of $3,173, which is shown as a reduction of total expenses in the Statement of Operations. Additionally, MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ICCO and Assistant ICCO.

The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks a high level of current income consistent with preservation of capital and liquidity. Income earned on this investment is included in dividends from underlying affiliated funds on the Statement of Operations. This money market fund does not pay a management fee to MFS.

(4)	Portfolio Securities

Purchases and sales of investments, other than U.S. Government securities, purchased option transactions and short-term obligations, aggregated $195,018,044 and $58,958,044, respectively.

44

Notes to Financial Statements – continued

(5)	Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 4/30/11		Year ended 4/30/10
	Shares	Amount	Shares	Amount
Shares sold
Class A	45,479,665	$362,403,007	49,461,026	$388,693,778
Class B	95,145	751,421	77,594	609,407
Class C	6,327,880	50,500,765	9,820,551	77,185,019
Class I (i)	1,800,895	14,202,535	—	—
	53,703,585	$427,857,728	59,359,171	$466,488,204
Shares issued to shareholders in reinvestment of distributions
Class A	1,242,638	$9,888,195	904,064	$7,108,310
Class B	5,861	46,616	11,574	90,655
Class C	153,937	1,226,229	112,349	883,955
Class I (i)	2,181	17,277	—	—
	1,404,617	$11,178,317	1,027,987	$8,082,920
Shares reacquired
Class A	(33,359,953)	$(264,530,229)	(17,297,759)	$(135,996,097)
Class B	(470,183)	(3,733,850)	(664,012)	(5,180,504)
Class C	(5,167,825)	(41,015,573)	(1,632,438)	(12,840,734)
Class I (i)	(19,716)	(155,960)	—	—
	(39,017,677)	$(309,435,612)	(19,594,209)	$(154,017,335)
Net change
Class A	13,362,350	$107,760,973	33,067,331	$259,805,991
Class B	(369,177)	(2,935,813)	(574,844)	(4,480,442)
Class C	1,313,992	10,711,421	8,300,462	65,228,240
Class I (i)	1,783,360	14,063,852	—	—
	16,090,525	$129,600,433	40,792,949	$320,553,789

(i)	For the period from the class’ inception, August 30, 2010 (Class I) through the stated period end.

Effective May 1, 2006, the sale of Class B shares of the fund have been suspended except in certain circumstances. Please see the fund’s prospectus for details.

(6)	Line of Credit

The fund and certain other funds managed by MFS participate in a $1.1 billion unsecured committed line of credit, subject to a $1 billion sublimit, provided by a syndication of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its

45

Notes to Financial Statements – continued

borrowings, generally at a rate equal to the higher of the Federal Reserve funds rate or one month LIBOR plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds at the end of each calendar quarter. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal Reserve funds rate plus an agreed upon spread. For the year ended April 30, 2011, the fund’s commitment fee and interest expense were $6,835 and $0, respectively, and are included in miscellaneous expense on the Statement of Operations.

(7)	Transactions in Underlying Affiliated Funds-Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the fund assumes the following to be affiliated issuers:

Underlying Affiliated Funds	Beginning Shares/Par Amount	Acquisitions Shares/Par Amount	Dispositions Shares/Par Amount	Ending Shares/Par Amount
MFS Institutional Money Market Portfolio	16,569,665	223,213,037	(226,989,897)	12,792,805

Underlying Affiliated Funds	Realized Gain (Loss)	Capital Gain Distributions	Dividend Income	Ending Value
MFS Institutional Money Market Portfolio	$—	$—	$46,655	$12,792,805

46

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of MFS Series Trust IX and the Shareholders of MFS Municipal Limited Maturity Fund:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS Municipal Limited Maturity Fund (a series of MFS Series Trust IX) (the “Fund”) as of April 30, 2011, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of April 30, 2011, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS Municipal Limited Maturity Fund as of April 30, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

June 17, 2011

47

TRUSTEES AND OFFICERS —

IDENTIFICATION AND BACKGROUND

The Trustees and officers of the Trust, as of June 1, 2011, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and officer is 500 Boylston Street, Boston, Massachusetts 02116.

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (born 10/20/63)	Trustee	February 2004	Massachusetts Financial Services Company, Chairman, Chief Executive Officer and Director; President (until December 2009); Chief Investment Officer (until July 2010)
Robert C. Pozen (k) (born 8/08/46)	Trustee	February 2004	Massachusetts Financial Services Company, Chairman Emeritus; Chairman (until July 2010)	Medtronic, Inc, (medical devices), Director (since 2004); The Neilsen Company (market research), Director (since 2010); Telesat (satellite communications), Director (until November 2007); Bell Canada Enterprises (telecommunications), Director (until February 2009)

48

Trustees and Officers – continued

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
INDEPENDENT TRUSTEES
David H. Gunning (born 5/30/42)	Trustee and Chair of Trustees	January 2004	Retired; Cleveland-Cliffs Inc. (mining products and service provider), Vice Chairman/Director (until May 2007)	Lincoln Electric Holdings, Inc. (welding equipment manufacturer), Director; Development Alternatives, Inc. (consulting), Director/Non-Executive Chairman; Portman Limited (mining), Director (until 2008)
Robert E. Butler (born 11/29/41)	Trustee	January 2006	Consultant – investment company industry regulatory and compliance matters
Maureen R. Goldfarb (born 4/06/55)	Trustee	January 2009	Private investor
William R. Gutow (born 9/27/41)	Trustee	December 1993	Private investor and real estate consultant; Capital Entertainment Management Company (video franchise), Vice Chairman	Atlantic Coast Tan (tanning salons), Vice Chairman (until 2007); Texas Donuts (donut franchise), Vice Chairman (until 2010)
Michael Hegarty (born 12/21/44)	Trustee	December 2004	Private investor

49

Trustees and Officers – continued

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
John P. Kavanaugh (born 11/04/54)	Trustee	January 2009	Private investor; The Hanover Insurance Group, Inc., Vice President and Chief Investment Officer (until 2006); Allmerica Investment Trust, Allmerica Securities Trust and Opus Investment Trust (investment companies), Chairman, President and Trustee (until 2006)
J. Dale Sherratt (born 9/23/38)	Trustee	June 1989	Insight Resources, Inc. (acquisition planning specialists), President; Wellfleet Investments (investor in health care companies), Managing General Partner
Laurie J. Thomsen (born 8/05/57)	Trustee	March 2005	Private investor; New Profit, Inc. (venture philanthropy), Executive Partner (until 2010)	The Travelers Companies (property and casualty insurance), Director
Robert W. Uek (born 5/18/41)	Trustee	January 2006	Consultant to investment company industry
OFFICERS
Maria F. DiOrioDwyer (k) (born 12/01/58)	President	March 2004	Massachusetts Financial Services Company, Executive Vice President and Chief Regulatory Officer (since March 2004) Chief Compliance Officer (since December 2006)

50

Trustees and Officers – continued

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
Christopher R. Bohane (k) (born 1/18/74)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel
John M. Corcoran (k) (born 4/13/65)	Treasurer	October 2008	Massachusetts Financial Services Company, Senior Vice President (since October 2008); State Street Bank and Trust (financial services provider), Senior Vice President, (until September 2008)
Ethan D. Corey (k) (born 11/21/63)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel
David L. DiLorenzo (k) (born 8/10/68)	Assistant Treasurer	July 2005	Massachusetts Financial Services Company, Vice President
Timothy M. Fagan (k) (born 7/10/68)	Assistant Secretary and Assistant Clerk	September 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel

51

Trustees and Officers – continued

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
Robyn L. Griffin (born 7/04/75)	Assistant Independent Chief Compliance Officer	August 2008	Griffin Compliance LLC (provider of compliance services), Principal (since August 2008); State Street Corporation (financial services provider), Mutual Fund Administration Assistant Vice President (October 2006 – July 2008); Liberty Mutual Group (insurance), Personal Market Assistant Controller (April 2006 – October 2006); Deloitte & Touche LLP (professional services firm), Senior Manager (prior to April 2006)
Brian E. Langenfeld (k) (born 3/07/73)	Assistant Secretary and Assistant Clerk	June 2006	Massachusetts Financial Services Company, Vice President and Senior Counsel (since May 2006); John Hancock Advisers, LLC, Assistant Vice President and Counsel (until April 2006)
Ellen Moynihan (k) (born 11/13/57)	Assistant Treasurer	April 1997	Massachusetts Financial Services Company, Senior Vice President
Susan S. Newton (k) (born 3/07/50)	Assistant Secretary and Assistant Clerk	May 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel
Susan A. Pereira (k) (born 11/05/70)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel

52

Trustees and Officers – continued

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
Mark N. Polebaum (k) (born 5/01/52)	Secretary and Clerk	January 2006	Massachusetts Financial Services Company, Executive Vice President, General Counsel and Secretary (since January 2006); Wilmer Cutler Pickering Hale and Dorr LLP (law firm), Partner (until January 2006)
Frank L. Tarantino (born 3/07/44)	Independent Chief Compliance Officer	June 2004	Tarantino LLC (provider of compliance services), Principal
Richard S. Weitzel (k) (born 7/16/70)	Assistant Secretary and Assistant Clerk	October 2007	Massachusetts Financial Services Company, Vice President and Assistant General Counsel
James O. Yost (k) (born 6/12/60)	Assistant Treasurer	September 1990	Massachusetts Financial Services Company, Senior Vice President

(h)	Date first appointed to serve as Trustee/officer of an MFS fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Messrs. Pozen and Manning served as Advisory Trustees. For the period March 2008 until October 2008, Ms. DiOrioDwyer served as Treasurer of the Funds.
(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).
(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of position with MFS. The address of MFS is 500 Boylston Street, Boston, Massachusetts 02116.

Each Trustee has been elected by shareholders and each Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Messrs. Butler, Kavanaugh, Uek and Ms. Thomsen are members of the Trust’s Audit Committee.

Each of the Fund’s Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor, and, in the case of the officers, with certain affiliates of MFS. As of

53

Trustees and Officers – continued

January 1, 2011, the Trustees served as board members of 105 funds within the MFS Family of Funds.

The Statement of Additional Information for the Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser	Custodian
Massachusetts Financial Services Company 500 Boylston Street, Boston, MA 02116-3741	JPMorgan Chase Bank One Chase Manhattan Plaza New York, NY 10081
Distributor	Independent Registered Public Accounting Firm
MFS Fund Distributors, Inc. 500 Boylston Street, Boston, MA 02116-3741	Deloitte & Touche LLP 200 Berkeley Street, Boston, MA 02116
Portfolio Manager
Geoffrey Schechter

54

BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT

A discussion regarding the Board’s most recent review and renewal of the fund’s Investment Advisory Agreement with MFS is available by clicking on the fund’s name under “Mutual Funds” in the “Products and Performance” section of the MFS Web site (mfs.com).

PROXY VOTING POLICIES AND INFORMATION

A general description of the MFS funds’ proxy voting policies and procedures is available without charge, upon request, by calling
1-800-225-2606, by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the twelve-month period ended June 30, 2010 is available without charge by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q may be reviewed and copied at the:

Public Reference Room

Securities and Exchange Commission

100 F Street, NE, Room 1580

Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. The fund’s Form N-Q is available on the EDGAR database on the Commission’s Internet Web site at http://www.sec.gov, and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

A shareholder can also obtain the quarterly portfolio holdings report at mfs.com.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS funds on the MFS web site (mfs.com). This information is available by visiting the “News & Commentary” section of mfs.com or by clicking on the fund’s name under “Mutual Funds” in the “Products and Performance” section of mfs.com.

55

FEDERAL TAX INFORMATION (unaudited)

The fund will notify shareholders of amounts for use in preparing 2011 income tax forms in January 2012. The following information is provided pursuant to provisions of the Internal Revenue Code.

Of the dividends paid from net investment income during the fiscal year, 100% is designated as exempt interest dividends for federal income tax purposes. If the fund has earned income on private activity bonds, a portion of the dividends paid may be considered a tax preference item for purposes of computing a shareholder’s alternative minimum tax.

56

rev. 3/11

FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

• Social Security number and account balances

• Account transactions and transaction history

• Checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 800-225-2606 or go to mfs.com.

57

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., MFS Fund Distributors, Inc., MFS Heritage Trust Company, and MFS Service Center, Inc.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?

We collect your personal information, for example, when you

• open an account or provide account information

• direct us to buy securities or direct us to sell your securities

• make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates and other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

• sharing for affiliates’ everyday business purposes – information about your creditworthiness

• affiliates from using your information to market to you

• sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

• MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • MFS does not share with nonaffiliates so they can market to you.
Joint Marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • MFS doesn’t jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

58

Save paper with eDelivery.

MFS® will send you prospectuses, reports, and proxies directly via e-mail so you will get information faster with less mailbox clutter.

To sign up:

1. Go to mfs.com.

2. Log in via MFS® Access.

3. Select eDelivery.

If you own your MFS fund shares through a financial institution or a retirement plan, MFS® TALK, MFS® Access, or eDelivery may not be available to you.

Web site

mfs.com

MFS TALK

1-800-637-8255

24 hours a day

Account service and literature

Shareholders

1-800-225-2606

Financial advisors

1-800-343-2829

Retirement plan services

1-800-637-1255

Mailing address

MFS Service Center, Inc.

P.O. Box 55824

Boston, MA 02205-5824

Overnight mail

MFS Service Center, Inc.

c/o Boston Financial Data Services

30 Dan Road

Canton, MA 02021-2809

MFS® Research Bond Fund

ANNUAL REPORT

April 30, 2011

RBF-ANN

MFS® RESEARCH BOND FUND

SIPC Contact Information: You may obtain information about the Securities Investor Protection Corporation (“SIPC”), including the SIPC Brochure, by contacting SIPC either by telephone (1-202-371-8300) or by accessing SIPC’s web site address (www.sipc.org).

The report is prepared for the general information of shareholders.

It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

LETTER FROM THE CEO

Dear Shareholders:

After an extended rebound in the financial markets, uncertainty returned in 2010 as investors began to question the durability of the recovery for global economies and markets. That uncertainty led to increased risk aversion, especially as investors saw the eurozone struggle with the debt woes of many of its members and amid a weakening trend in the global macroeconomic data. Last September, the U.S. Federal Reserve Board’s promises to further loosen monetary policy helped assuage market fears and drive asset prices off their recent lows. A combination of solid earnings and improving economic data gave an additional boost to investor sentiment. For 2011, we are cautiously optimistic that economic growth will continue to improve and that the global economies will recover from the shocks of the past few years. We expect the pace of recovery worldwide to be uneven and volatile and acknowledge the elevated uncertainty created by events in Japan, Europe, and the Middle East.

As always, we continue to be mindful of the many economic challenges faced at the local, national, and international levels. It is in times such as these that we want to remind investors of the merits of maintaining a long-term view, adhering to basic investing principles such as asset allocation and diversification, and working closely with their advisors to research and identify appropriate investment opportunities.

Respectfully,

Robert J. Manning

Chairman and Chief Executive Officer

MFS Investment Management®

June 17, 2011

The opinions expressed in this letter are subject to change, may not be relied upon for investment advice, and no forecasts can be guaranteed.

PORTFOLIO COMPOSITION

Portfolio structure (i)

Fixed income sectors (i)
High Grade Corporates	32.7%
Mortgage-Backed Securities	20.3%
U.S. Treasury Securities	15.7%
U.S. Government Agencies	7.2%
Commercial Mortgage-Backed Securities	6.7%
High Yield Corporates	6.5%
Collateralized Debt Obligations	3.2%
Emerging Markets Bonds	2.9%
Non-U.S. Government Bonds	1.5%
Asset-Backed Securities	1.4%
Floating Rate Loans	0.1%

Composition including fixed income credit quality (a)(i)
AAA	6.5%
AA	4.2%
A	12.8%
BBB	22.9%
BB	6.3%
B	1.8%
CCC	0.2%
CC	0.2%
C (o)	0.0%
D	0.1%
U.S. Government	15.7%
Federal Agencies	27.5%
Cash & Other	1.8%

Portfolio facts (i)
Average Duration (d)	4.9
Average Effective Maturity (m)	7.2 yrs.

(a)	For all securities other than those specifically described below, ratings are assigned to underlying securities utilizing ratings from Moody’s, Fitch, and Standard & Poor’s rating agencies and applying the following hierarchy: If all three agencies provide a rating, the middle rating (after dropping the highest and lowest ratings) is assigned; if two of the three agencies rate a security, the lower of the two is assigned. Ratings are shown in the S&P and Fitch scale (e.g., AAA). All ratings are subject to change. U.S. Government includes securities issued by the U.S. Department of the Treasury. Federal Agencies includes rated and unrated U.S. Agency fixed-income securities, U.S. Agency mortgage-backed securities, and collateralized mortgage obligations of U.S. Agency mortgage-backed securities. Cash & Other includes cash, other assets less liabilities, offsets to derivative positions, and short-term securities. The fund may not hold all of these instruments. The fund itself has not been rated.
(d)	Duration is a measure of how much a bond’s price is likely to fluctuate with general changes in interest rates, e.g., if rates rise 1.00%, a bond with a 5-year duration is likely to lose about 5.00% of its value due to the interest rate move.

Portfolio Composition – continued

(i)	For purposes of this presentation, the components include the market value of securities, and reflect the impact of the equivalent exposure of derivative positions, if applicable. These amounts may be negative from time to time. The bond component will include any accrued interest amounts. Equivalent exposure is a calculated amount that translates the derivative position into a reasonable approximation of the amount of the underlying asset that the portfolio would have to hold at a given point in time to have the same price sensitivity that results from the portfolio’s ownership of the derivative contract. When dealing with derivatives, equivalent exposure is a more representative measure of the potential impact of a position on portfolio performance than market value. Where the fund holds convertible bonds, these are treated as part of the equity portion of the portfolio.
(m)	In determining an instrument’s effective maturity for purposes of calculating the fund’s dollar-weighted average effective maturity, MFS uses the instrument’s stated maturity or, if applicable, an earlier date on which MFS believes it is probable that a maturity-shortening device (such as a put, pre-refunding or prepayment) will cause the instrument to be repaid. Such an earlier date can be substantially shorter than the instrument’s stated maturity.
(o)	Less than 0.1%.

Percentages are based on net assets as of 4/30/11.

The portfolio is actively managed and current holdings may be different.

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended April 30, 2011, Class A shares of the MFS Research Bond Fund (the “fund”) provided a total return of 6.73%, at net asset value. This compares with a return of 5.36% for the fund’s benchmark, the Barclays Capital U.S. Aggregate Bond Index.

Market Environment

After about a year of almost uninterrupted macroeconomic and financial market improvement following the global credit crisis, the second and third quarters of 2010 witnessed heightened risk aversion. This “risk-off” environment derived from a much greater concern surrounding the public-debt profiles of several of the peripheral European countries, as well as a weakening trend in global macroeconomic data. These two dynamics caused most asset prices to retrench significantly, as many questioned the durability of the global recovery.

Towards the middle of the period, the U.S. Federal Reserve (the Fed) indicated that further monetary loosening would be forthcoming if macroeconomic activity did not show signs of improvement. The prospects for, and subsequent implementation of, more easing by the Fed improved market sentiment and drove risk-asset prices markedly higher. The December agreement on a surprisingly large (relative to expectations) expansionary U.S. fiscal package also boosted sentiment. During the subsequent several months, the renewed positive market sentiment, coupled with better indications of global macroeconomic activity, pushed many asset valuations to post-crisis highs. At the same time, global sovereign bond yields initially rose amidst the more “risk-seeking” environment, but fell modestly as the period came to a close.

Factors Affecting Performance

Relative to the Barclays Capital U.S. Aggregate Bond Index, the fund’s greater exposure to “BBB” and “BB” rated (r) securities was a key contributor to performance. These sectors of the market were the best-performing credit quality tiers during the reporting period due, in part, to tightened credit spreads. The fund’s return from yield, which was greater than that of the benchmark, was another positive factor for relative performance.

Management Review – continued

A lesser exposure to mortgage-backed securities, particularly to Federal National Mortgage Association (Fannie Mae), Government National Mortgage Association (Ginnie Mae), and Federal Home Loan Mortgage Corporation (Freddie Mac), held back relative results as these securities performed well over the reporting period.

Respectfully,

Joshua Marston	Robert Persons	Michael Roberge	Jeffrey Wakelin
Portfolio Manager	Portfolio Manager	Portfolio Manager	Portfolio Manager

(r)	Bonds rated “BBB”, “Baa”, or higher are considered investment grade; bonds rated “BB”, “Ba”, or below are considered non-investment grade. The source for bond quality ratings is Moody’s Investors Service, Standard & Poor’s and Fitch, Inc. and are applied using the following hierarchy: If all three agencies provide a rating, the middle rating (after dropping the highest and lowest ratings) is assigned; if two of the three agencies rate a security, the lower of the two is assigned. Ratings are shown in the S&P and Fitch scale (e.g., AAA). For securities which are not rated by any of the three agencies, the security is considered Not Rated.

The views expressed in this report are those of the portfolio managers only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

PERFORMANCE SUMMARY THROUGH 4/30/11

The following chart illustrates a representative class of the fund’s historical performance in comparison to its benchmark(s). Performance results include the deduction of the maximum applicable sales charge and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. The performance of other share classes will be greater than or less than that of the class depicted below. Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect sales charges, commissions or expenses. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your shares, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on fund distributions or the redemption of fund shares.

Growth of a Hypothetical $10,000 Investment

Performance Summary – continued

Total Returns through 4/30/11

Average annual without sales charge

Share class	Class inception date	1-yr	5-yr	10-yr	Life (t)
A	1/04/99	6.73%	6.57%	6.21%	N/A
B	12/29/00	5.88%	5.69%	5.33%	N/A
C	12/29/00	5.83%	5.65%	5.32%	N/A
I	1/04/99	6.89%	6.71%	6.38%	N/A
W	5/01/06	6.78%	6.63%	N/A	6.63%
R1	4/01/05	5.93%	5.63%	N/A	4.74%
R2	10/31/03	6.36%	6.15%	N/A	4.87%
R3	4/01/05	6.73%	6.41%	N/A	5.51%
R4	4/01/05	6.89%	6.70%	N/A	5.80%
529A	7/31/02	6.73%	6.35%	N/A	5.70%
529B	7/31/02	5.82%	5.51%	N/A	4.88%
529C	7/31/02	5.72%	5.51%	N/A	4.88%
Comparative benchmark
Barclays Capital U.S. Aggregate Bond Index (f)		5.36%	6.33%	5.74%	N/A
Average annual with sales charge
A With Initial Sales Charge (4.75%)		1.66%	5.54%	5.70%	N/A
B With CDSC (Declining over six years from 4% to 0%) (x)		1.88%	5.37%	5.33%	N/A
C With CDSC (1% for 12 months) (x)		4.83%	5.65%	5.32%	N/A
529A With Initial Sales Charge (4.75%)		1.66%	5.32%	N/A	5.12%
529B With CDSC (Declining over six years from 4% to 0%) (x)		1.82%	5.18%	N/A	4.88%
529C With CDSC (1% for 12 months) (x)		4.72%	5.51%	N/A	4.88%

Class I, W, R1, R2, R3, and R4 shares do not have a sales charge.

CDSC – Contingent Deferred Sales Charge.

(f)	Source: FactSet Research Systems Inc.
(t)	For the period from the class inception date through the stated period end (for those share classes with less than 10 years of performance history). No comparative benchmark performance information is provided for “life” periods. (See Notes to Performance Summary.)
(x)	Assuming redemption at the end of the applicable period.

Performance Summary – continued

Benchmark Definition

Barclays Capital U.S. Aggregate Bond Index – a market capitalization-weighted index that measures the performance of the U.S. investment-grade, fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities with at least one year to final maturity.

It is not possible to invest directly in an index.

Notes to Performance Summary

Class 529 shares are only available in conjunction with qualified tuition programs, such as the MFS 529 Savings Plan. There also is an additional fee, which is detailed in the program description, on qualified tuition programs. If this fee was reflected, the performance for Class 529 shares would have been lower. This annual fee is waived for Oregon residents and for those accounts with assets of $25,000 or more.

Average annual total return represents the average annual change in value for each share class for the periods presented. Life returns are presented where the share class has less than 10 years of performance history and represent the average annual total return from the class inception date to the stated period end date. As the fund’s share classes may have different inception dates, the life returns may represent different time periods and may not be comparable. As a result, no comparative benchmark performance information is provided for life periods.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

EXPENSE TABLE

Fund expenses borne by the shareholders during the period,

November 1, 2010 through April 30, 2011

As a shareholder of the fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on certain purchase or redemption payments, and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period November 1, 2010 through April 30, 2011.

The expenses include the payment of a portion of the transfer-agent-related expenses of MFS funds that invest in the fund. For further information, please see the Notes to the Financial Statements.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense Table – continued

Share Class		Annualized Expense Ratio	Beginning Account Value 11/01/10	Ending Account Value 4/30/11	Expenses Paid During Period (p) 11/01/10-4/30/11
A	Actual	0.83%	$1,000.00	$1,013.85	$4.14
	Hypothetical (h)	0.83%	$1,000.00	$1,020.68	$4.16
B	Actual	1.63%	$1,000.00	$1,008.87	$8.12
	Hypothetical (h)	1.63%	$1,000.00	$1,016.71	$8.15
C	Actual	1.68%	$1,000.00	$1,009.58	$8.37
	Hypothetical (h)	1.68%	$1,000.00	$1,016.46	$8.40
I	Actual	0.67%	$1,000.00	$1,014.63	$3.35
	Hypothetical (h)	0.67%	$1,000.00	$1,021.47	$3.36
W	Actual	0.78%	$1,000.00	$1,014.12	$3.90
	Hypothetical (h)	0.78%	$1,000.00	$1,020.93	$3.91
R1	Actual	1.67%	$1,000.00	$1,009.58	$8.32
	Hypothetical (h)	1.67%	$1,000.00	$1,016.51	$8.35
R2	Actual	1.18%	$1,000.00	$1,012.09	$5.89
	Hypothetical (h)	1.18%	$1,000.00	$1,018.94	$5.91
R3	Actual	0.93%	$1,000.00	$1,013.35	$4.64
	Hypothetical (h)	0.93%	$1,000.00	$1,020.18	$4.66
R4	Actual	0.68%	$1,000.00	$1,014.61	$3.40
	Hypothetical (h)	0.68%	$1,000.00	$1,021.42	$3.41
529A	Actual	0.93%	$1,000.00	$1,013.34	$4.64
	Hypothetical (h)	0.93%	$1,000.00	$1,020.18	$4.66
529B	Actual	1.77%	$1,000.00	$1,009.07	$8.82
	Hypothetical (h)	1.77%	$1,000.00	$1,016.02	$8.85
529C	Actual	1.78%	$1,000.00	$1,009.07	$8.87
	Hypothetical (h)	1.78%	$1,000.00	$1,015.97	$8.90

(h)	5% class return per year before expenses.
(p)	Expenses paid is equal to each class’ annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year. Expenses paid do not include any applicable sales charges (loads). If these transaction costs had been included, your costs would have been higher.

PORTFOLIO OF INVESTMENTS

4/30/11

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Bonds - 97.2%
Issuer	Shares/Par	Value ($)

Aerospace - 0.3%
Bombardier, Inc., 7.75%, 2020 (n)	$6,000,000	$6,682,500

Apparel Manufacturers - 0.2%
Phillips-Van Heusen Corp., 7.375%, 2020	$3,715,000	$4,021,487

Asset-Backed & Securitized - 11.3%
Anthracite Ltd., “A”, CDO, FRN, 0.573%, 2019 (z)	$9,323,704	$8,484,571
Anthracite Ltd., “BFL”, CDO, FRN, 1.213%, 2037 (z)	5,019,000	4,683,229
Anthracite Ltd., “CFL”, CDO, FRN, 1.463%, 2037 (z)	1,122,780	1,058,220
Anthracite Ltd., CDO III, 6.077%, 2039 (z)	5,050,770	757,615
Anthracite Ltd., CDO, FRN, 1.063%, 2037 (z)	9,178,646	8,834,447
ARCap REIT, Inc., CDO, “F”, 6.065%, 2045 (q)(z)	4,149,000	466,763
ARCap REIT, Inc., CDO, “G”, 6.065%, 2045 (q)(z)	2,354,000	217,745
ARCap REIT, Inc., CDO, “H”, FRN, 6.065%, 2045 (q)(z)	1,218,795	33,517
Bayview Commercial Asset Trust, FRN, 0.523%, 2035 (z)	704,920	551,987
Bayview Commercial Asset Trust, FRN, 2.87%, 2035 (i)(z)	23,609,750	819,910
Bayview Commercial Asset Trust, FRN, 0.483%, 2036 (z)	565,263	441,735
Bayview Commercial Asset Trust, FRN, 2.93%, 2036 (i)(z)	17,533,450	779,052
Bayview Commercial Asset Trust, FRN, 2.415%, 2036 (i)(z)	17,848,944	929,066
Bayview Commercial Asset Trust, FRN, 3.213%, 2036 (i)(z)	30,332,267	2,191,154
Bayview Commercial Asset Trust, FRN, 3.132%, 2036 (i)(z)	14,791,386	1,054,235
Bayview Commercial Asset Trust, FRN, 3.233%, 2037 (i)(z)	32,652,649	2,655,539
Bayview Commercial Mortgage Pass Through Trust, 2.93%, 2036 (i)(z)	11,679,336	526,052
Bayview Financial Acquisition Trust, FRN, 5.402%, 2035	213,915	214,215
Bayview Financial Acquisition Trust, FRN, 5.638%, 2036	1,500,000	1,357,415
Bayview Financial Acquisition Trust, FRN, 5.483%, 2041	2,798,524	2,809,796
Bayview Financial Revolving Mortgage Loan Trust, FRN, 1.811%, 2040 (z)	3,633,732	2,049,377
Brascan Real Estate, CDO, FRN, 1.874%, 2040 (z)	418,000	292,600
Capital Trust Realty Ltd., CDO, 5.16%, 2035 (z)	8,552,149	8,642,802
Capital Trust Realty Ltd., CDO, 5.26%, 2035 (z)	7,074,200	7,074,200
Carey Commercial Mortgage Trust, 2002-1, “A”, 5.97%, 2019 (z)	1,033,201	1,051,194
Citigroup/Deutsche Bank Commercial Mortgage Trust, 5.322%, 2049	17,127,981	18,388,767
Citigroup/Deutsche Bank Commercial Mortgage Trust, FRN, 5.396%, 2044	400,000	422,269
Commercial Mortgage Asset Trust, “X”, 0.993%, 2032 (i)(z)	2,707,209	33,474

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Bonds - continued
Asset-Backed & Securitized - continued
Commercial Mortgage Pass-Through Certificates, “A4”, 5.306%, 2046	$680,292	$735,742
Commercial Mortgage Pass-Through Certificates, FRN, 0.409%, 2017 (n)	1,500,000	1,460,408
Countrywide Asset-Backed Certificates, FRN, 5.43%, 2036	992,496	804,516
Credit Suisse Mortgage Capital Certificate, 5.311%, 2039	7,531,000	8,055,299
Credit Suisse Mortgage Capital Certificate, 5.694%, 2040	1,275,594	1,331,142
Credit-Based Asset Servicing & Securitization LLC, 5.295%, 2037	1,903,401	841,893
Credit-Based Asset Servicing & Securitization LLC, FRN, 5.303%, 2035	1,502,660	1,468,662
Credit-Based Asset Servicing & Securitization LLC, FRN, 5.419%, 2037	2,300,000	1,037,714
Crest G-Star, 2001-1A, “A”, CDO, FRN, 0.781%, 2016 (z)	1,197,218	1,192,429
Crest G-Star, CDO, 6.95%, 2032 (z)	7,500,000	6,928,500
Crest Ltd., “A1” CDO, FRN, 0.789%, 2018 (z)	7,215,596	6,638,348
Crest Ltd., “A2”, CDO, 4.669%, 2018 (z)	2,215,016	2,054,428
Crest Ltd., “B”, CDO, FRN, 1.623%, 2035 (z)	6,377,000	6,233,518
CWCapital LLC, 5.223%, 2048	6,335,000	6,783,104
Deutsche Mortgage & Asset Receiving Corp., FRN, 7.5%, 2031	883,102	904,256
DLJ Commercial Mortgage Corp., 7.95%, 2033	1,000,000	999,566
Falcon Franchise Loan LLC, FRN, 3.259%, 2023 (i)(z)	323,416	19,405
Falcon Franchise Loan LLC, FRN, 3.633%, 2025 (i)(z)	7,765,218	611,899
First Union National Bank Commercial Mortgage Trust, FRN, 1.329%, 2043 (i)(z)	2,418,360	1,443
First Union-Lehman Brothers Bank of America, FRN, 0.585%, 2035 (i)	6,044,114	102,745
Ford Credit Auto Lease Trust, 1.04%, 2013 (n)	3,743,796	3,746,366
GMAC Mortgage Corp. Loan Trust, FRN, 5.805%, 2036	2,634,333	1,646,479
Gramercy Real Estate Ltd., CDO, FRN, 0.594%, 2035 (z)	1,055,577	897,240
Hertz Vehicle Financing LLC, 2010-1A, “A1”, 2.6%, 2015 (n)	5,998,000	6,130,528
IMPAC CMB Trust, FRN, 0.953%, 2034	218,317	189,227
IMPAC CMB Trust, FRN, 1.133%, 2034	109,159	77,902
IMPAC Secured Assets Corp., FRN, 0.563%, 2036	944,338	818,862
JPMorgan Chase Commercial Mortgage Securities Corp., 4.865%, 2046	2,195,695	2,277,838
JPMorgan Chase Commercial Mortgage Securities Corp., 5.42%, 2049	17,136,557	18,572,088
JPMorgan Chase Commercial Mortgage Securities Corp., FRN, 5.572%, 2042 (n)	4,180,000	1,496,218
JPMorgan Chase Commercial Mortgage Securities Corp., FRN, 6.005%, 2049	15,661,513	16,679,077

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Bonds - continued
Asset-Backed & Securitized - continued
JPMorgan Chase Commercial Mortgage Securities Corp., FRN, 6.005%, 2049	$11,664,588	$12,726,333
JPMorgan Chase Commercial Mortgage Securities Corp., FRN, 6.186%, 2051	21,360,633	22,901,422
JPMorgan Mortgage Acquisition Corp., FRN, 5.532%, 2036	2,100,000	1,950,604
KKR Financial CLO Ltd., “A1”, FRN, 0.544%, 2017 (z)	4,000,000	3,838,904
KKR Financial CLO Ltd., “C”, FRN, 1.763%, 2021 (n)	7,811,290	6,366,201
Lehman Brothers Commercial Conduit Mortgage Trust, FRN, 1.525%, 2035 (i)	2,410,771	122,648
Mach One Trust Commercial Mortgage, “B”, 5.43%, 2040 (z)	5,198,000	5,249,980
Merrill Lynch Mortgage Investors, Inc., 5.45%, 2037	2,495,331	740,450
Merrill Lynch Mortgage Trust, “B”, FRN, 6.02%, 2050	8,120,000	5,100,082
Merrill Lynch Mortgage Trust, FRN, “A3”, 6.02%, 2050	8,250,000	8,825,135
Merrill Lynch/Countrywide Commercial Mortgage Trust, FRN, 5.81%, 2050	6,810,000	7,392,984
Morgan Stanley Capital I, Inc., FRN, 1.345%, 2031 (i)(z)	1,159,792	24,028
Nationslink Funding Corp., FRN, 1.448%, 2030 (i)	879,441	19,593
Option One Mortgage Loan Trust, FRN, 5.611%, 2037	1,280,000	708,073
Ownit Mortgage Loan Asset-Backed Certificates, FRN, 5.29%, 2036	1,258,626	790,297
Preferred Term Securities XIX Ltd., CDO, FRN, 0.659%, 2035 (z)	8,042,674	5,368,485
Prudential Securities Secured Financing Corp., FRN, 6.916%, 2013 (z)	1,905,000	2,006,997
Residential Asset Mortgage Products, Inc., FRN, 4.971%, 2034	3,008,084	3,033,458
Residential Funding Mortgage Securities, Inc., FRN, 5.32%, 2035	8,795,000	3,239,753
Salomon Brothers Mortgage Securities, Inc., FRN, 7.287%, 2032 (z)	3,262,500	3,422,036
Smart Trust, “A2B”, FRN, 0.971%, 2013 (z)	3,467,000	3,467,017
Structured Asset Securities Corp., FRN, 4.67%, 2035	305,023	304,646
Structured Asset Securities Corp., FRN, 0.453%, 2035	50,812	50,281
Thornburg Mortgage Securities Trust, FRN, 0.893%, 2043	37,163	34,454
Wachovia Bank Commercial Mortgage Trust, “A3”, FRN, 6.097%, 2051	2,118,681	2,271,353
Wachovia Bank Commercial Mortgage Trust, FRN, 6.097%, 2051	21,365,746	23,330,145

		$300,843,147
Automotive - 0.8%
Ford Motor Credit Co. LLC, 8%, 2014	$5,700,000	$6,435,887
Harley-Davidson Financial Services, 3.875%, 2016 (n)	9,522,000	9,597,329
RCI Banque S.A., 4.6%, 2016 (z)	4,479,000	4,551,058

		$20,584,274
Banks & Diversified Financials (Covered Bonds) - 0.2%
Compagnie de Financement Foncier, 2.125%, 2013 (n)	$5,800,000	$5,885,463

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Bonds - continued
Biotechnology - 0.3%
Life Technologies Corp., 5%, 2021	$7,369,000	$7,492,829

Broadcasting - 1.1%
CBS Corp., 5.75%, 2020	$8,330,000	$8,962,639
Inmarsat Finance PLC, 7.375%, 2017 (n)	5,705,000	6,033,038
NBC Universal, Inc., 5.95%, 2041 (n)	7,613,000	7,623,095
News America, Inc., 8.5%, 2025	120,000	150,572
SIRIUS XM Radio, Inc., 13%, 2013 (n)	5,245,000	6,228,438

		$28,997,782
Brokerage & Asset Managers - 0.4%
INVESCO PLC, 5.625%, 2012	$4,255,000	$4,420,477
TD AMERITRADE Holding Corp., 5.6%, 2019	5,512,000	5,899,642

		$10,320,119
Building - 0.4%
CEMEX S.A.B. de C.V., 9%, 2018 (n)	$165,000	$170,981
Owens Corning, Inc., 6.5%, 2016	8,981,000	9,873,595

		$10,044,576
Cable TV - 2.2%
Cox Communications, Inc., 4.625%, 2013	$600,000	$638,329
Cox Communications, Inc., 9.375%, 2019 (n)	10,194,000	13,474,531
CSC Holdings LLC, 8.5%, 2014	5,500,000	6,153,125
DIRECTV Holdings LLC, 7.625%, 2016	7,919,000	8,730,697
DIRECTV Holdings LLC, 5.2%, 2020	6,220,000	6,527,137
Myriad International Holdings B.V., 6.375%, 2017 (n)	6,225,000	6,660,750
TCI Communications, Inc., 9.8%, 2012	1,703,000	1,816,418
Time Warner Entertainment Co. LP, 8.375%, 2033	5,117,000	6,463,723
Virgin Media Finance PLC, 9.5%, 2016	5,750,000	6,590,937
Virgin Media Secured Finance PLC, 5.25%, 2021 (z)	2,280,000	2,332,531

		$59,388,178
Chemicals - 1.3%
Ashland, Inc., 9.125%, 2017	$7,820,000	$9,041,875
Dow Chemical Co., 8.55%, 2019	9,150,000	11,731,133
Lyondell Chemical Co., 11%, 2018	5,620,000	6,350,600
Nalco Co., 8.25%, 2017	5,500,000	5,988,125

		$33,111,733
Conglomerates - 0.0%
Kennametal, Inc., 7.2%, 2012	$525,000	$550,683

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Bonds - continued
Consumer Products - 0.5%
Hasbro, Inc., 6.35%, 2040	$8,290,000	$8,489,200
Newell Rubbermaid, Inc., 5.5%, 2013	5,547,000	5,961,710

		$14,450,910
Consumer Services - 0.4%
Western Union Co., 5.4%, 2011	$9,060,000	$9,295,469

Containers - 0.5%
Greif, Inc., 7.75%, 2019	$5,615,000	$6,162,462
Owens-Illinois, Inc., 7.375%, 2016	5,710,000	6,295,275

		$12,457,737
Defense Electronics - 0.4%
BAE Systems Holdings, Inc., 6.4%, 2011 (n)	$7,306,000	$7,566,232
BAE Systems Holdings, Inc., 6.375%, 2019 (n)	2,705,000	3,064,678

		$10,630,910
Electronics - 0.2%
Tyco Electronics Group S.A., 6.55%, 2017	$5,330,000	$6,230,781

Emerging Market Quasi-Sovereign - 0.8%
CNPC (HK) Overseas Capital Ltd., 4.5%, 2021 (z)	$6,736,000	$6,646,984
CNPC (HK) Overseas Capital Ltd., 5.95%, 2041 (z)	226,000	227,291
Development Bank of Kazakhstan, 5.5%, 2015 (n)	7,516,000	7,873,010
PTTEP Canada International Finance Ltd., 5.692%, 2021 (z)	6,557,000	6,629,187

		$21,376,472
Emerging Market Sovereign - 0.3%
Republic of Hungary, 6.375%, 2021	$6,624,000	$6,872,400

Energy - Independent - 1.3%
Anadarko Petroleum Corp., 6.375%, 2017	$1,604,000	$1,811,655
Anadarko Petroleum Corp., 6.95%, 2019	4,110,000	4,736,590
Anadarko Petroleum Corp., 6.45%, 2036	5,390,000	5,553,619
Newfield Exploration Co., 6.625%, 2016	3,900,000	4,031,625
Newfield Exploration Co., 7.125%, 2018	2,350,000	2,514,500
Pioneer Natural Resources Co., 6.65%, 2017	7,190,000	7,887,300
Southwestern Energy Co., 7.5%, 2018	7,599,000	8,634,364

		$35,169,653
Energy - Integrated - 0.1%
BP Capital Markets PLC, 4.5%, 2020	$3,096,000	$3,120,229

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Bonds - continued
Financial Institutions - 1.4%
CIT Group, Inc., 6.625%, 2018 (z)	$6,818,000	$7,323,650
General Electric Capital Corp., 4.625%, 2021	8,630,000	8,674,462
General Electric Capital Corp., 6.375% to 2017, FRN to 2067	8,580,000	8,912,475
Household Finance Corp., 7%, 2012	170,000	180,314
HSBC Finance Corp., 6.75%, 2011	20,000	20,037
International Lease Finance Corp., 7.125%, 2018 (n)	5,888,000	6,329,600
SLM Corp., 6.25%, 2016	6,262,000	6,639,874

		$38,080,412
Food & Beverages - 1.3%
Anheuser-Busch InBev S.A., 7.75%, 2019	$9,724,000	$12,192,515
Kraft Foods, Inc., 6.125%, 2018	1,890,000	2,145,250
Kraft Foods, Inc., 6.5%, 2040	4,070,000	4,539,780
Miller Brewing Co., 5.5%, 2013 (n)	9,295,000	10,123,343
Tyson Foods, Inc., 6.85%, 2016	5,810,000	6,492,675

		$35,493,563
Forest & Paper Products - 0.8%
Fibria Overseas Finance, 6.75%, 2021 (n)	$6,628,000	$6,975,970
Georgia-Pacific Corp., 7.125%, 2017 (n)	5,825,000	6,189,063
Georgia-Pacific Corp., 5.4%, 2020 (n)	780,000	786,913
Inversiones CMPC S.A., 4.75%, 2018 (n)	7,114,000	7,019,156

		$20,971,102
Gaming & Lodging - 0.6%
Wyndham Worldwide Corp., 6%, 2016	$12,268,000	$13,131,336
Wyndham Worldwide Corp., 7.375%, 2020	3,010,000	3,333,509

		$16,464,845
Insurance - 1.5%
Aflac, Inc., 6.45%, 2040	$5,874,000	$6,015,105
ING Groep N.V., 5.775% to 2015, FRN to 2049	9,253,000	8,651,555
MetLife, Inc., 5.375%, 2012	300,000	320,832
Metropolitan Life Global Funding, 5.125%, 2013 (n)	6,580,000	7,045,456
Metropolitan Life Global Funding, 5.125%, 2014 (n)	2,570,000	2,810,223
Unum Group, 7.125%, 2016	2,220,000	2,559,376
UnumProvident Corp., 6.85%, 2015 (n)	11,413,000	12,821,341

		$40,223,888
Insurance - Health - 0.6%
Humana, Inc., 7.2%, 2018	$6,010,000	$6,981,108
Unitedhealth Group, Inc., 4.875%, 2013	9,117,000	9,691,900

		$16,673,008

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Bonds - continued
Insurance - Property & Casualty - 1.4%
Allied World Assurance, 5.5%, 2020	$3,670,000	$3,689,253
AXIS Capital Holdings Ltd., 5.75%, 2014	5,360,000	5,837,973
CNA Financial Corp., 5.875%, 2020	6,990,000	7,390,793
PartnerRe Ltd., 5.5%, 2020	4,882,000	4,941,931
XL Group PLC, 6.5% to 2017, FRN to 2049	7,039,000	6,687,050
ZFS Finance USA Trust II, 6.45% to 2016, FRN to 2065 (n)	2,405,000	2,519,238
ZFS Finance USA Trust IV, 5.875% to 2012, FRN to 2062 (n)	432,000	430,678
ZFS Finance USA Trust V, 6.5% to 2017, FRN to 2067 (n)	6,524,000	6,752,340

		$38,249,256
International Market Quasi-Sovereign - 1.4%
Achmea Hypotheekbank N.V., 3.2%, 2014 (n)	$4,730,000	$4,946,100
FIH Erhvervsbank A.S., 1.75%, 2012 (z)	3,821,000	3,879,221
ING Bank N.V., 3.9%, 2014 (n)	6,800,000	7,255,736
NIBC Bank N.V., 2.8%, 2014 (z)	4,940,000	5,084,989
Royal Bank of Scotland Group PLC, 2.625%, 2012 (n)	8,520,000	8,704,041
Societe Financement de l’ Economie Francaise, 3.375%, 2014 (n)	7,905,000	8,368,510

		$38,238,597
Machinery & Tools - 0.3%
Case New Holland, Inc., 7.875%, 2017 (n)	$6,095,000	$6,811,163

Major Banks - 6.1%
ABN AMRO Bank N.V., 3%, 2014 (z)	$3,560,000	$3,615,048
BAC Capital Trust XIV, 5.63% to 2012, FRN to 2049	2,060,000	1,596,500
Bank of America Corp., 5.65%, 2018	16,095,000	17,141,964
Bank of America Corp., 5.625%, 2020	2,505,000	2,629,168
Bank of America Corp., 5.875%, 2021	4,930,000	5,258,442
Bank of America Corp., 8% to 2018, FRN to 2049	3,357,000	3,631,368
BNP Paribas, 5%, 2021	5,150,000	5,187,837
BNP Paribas, 7.195% to 2037, FRN to 2049 (n)	6,500,000	6,435,000
Credit Suisse (USA), Inc., 6%, 2018	9,110,000	9,881,262
Goldman Sachs Group, Inc., 5.625%, 2017	4,693,000	5,042,844
Goldman Sachs Group, Inc., 7.5%, 2019	5,607,000	6,658,223
HSBC USA, Inc., 4.875%, 2020	5,500,000	5,474,771
JPMorgan Chase & Co., 4.25%, 2020	5,000,000	4,861,545
JPMorgan Chase Bank N.A., 5.875%, 2016	4,250,000	4,753,264
JPMorgan Chase Capital XXII, 6.45%, 2087	4,668,000	4,744,648
JPMorgan Chase Capital XXVII, 7%, 2039	1,211,000	1,261,822
Macquarie Group Ltd., 6.25%, 2021 (n)	5,980,000	6,129,105
Merrill Lynch & Co., Inc., 6.15%, 2013	3,960,000	4,291,488
Merrill Lynch & Co., Inc., 6.05%, 2016	6,749,000	7,261,627
Morgan Stanley, 5.75%, 2016	7,752,000	8,443,036

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Bonds - continued
Major Banks - continued
Morgan Stanley, 6.625%, 2018	$10,150,000	$11,331,277
Morgan Stanley, 5.5%, 2020	4,790,000	4,893,320
Morgan Stanley, 5.75%, 2021	5,460,000	5,679,290
PNC Funding Corp., 5.625%, 2017	8,496,000	9,336,076
Royal Bank of Scotland PLC, 6.125%, 2021	7,160,000	7,581,774
UFJ Finance Aruba AEC, 6.75%, 2013	980,000	1,080,737
Wachovia Corp., 6.605%, 2025	2,393,000	2,729,762
Wells Fargo & Co., 7.98% to 2018, FRN to 2049	4,170,000	4,587,000

		$161,518,198
Medical & Health Technology & Services - 0.3%
HCA, Inc., 7.875%, 2020	$6,430,000	$7,000,663

Metals & Mining - 1.9%
ArcelorMittal, 6.5%, 2014	$8,404,000	$9,344,979
ArcelorMittal, 9.85%, 2019	6,040,000	7,781,296
Freeport-McMoRan Copper & Gold, Inc., 8.375%, 2017	8,138,000	8,972,145
Southern Copper Corp., 6.75%, 2040	6,277,000	6,153,977
Teck Resources Ltd., 10.25%, 2016	5,704,000	6,887,580
Teck Resources Ltd., 10.75%, 2019	5,191,000	6,638,251
Vale Overseas Ltd., 5.625%, 2019	5,013,000	5,334,960

		$51,113,188
Mortgage-Backed - 20.2%
Fannie Mae, 4.506%, 2011	$1,242,860	$1,242,599
Fannie Mae, 4.55%, 2011	2,225,953	2,221,040
Fannie Mae, 4.86%, 2012 - 2014	3,496,681	3,657,218
Fannie Mae, 5.12%, 2012	1,827,011	1,865,577
Fannie Mae, 4.518%, 2013	1,044,879	1,097,196
Fannie Mae, 4.542%, 2013	2,238,044	2,343,206
Fannie Mae, 4.845%, 2013	2,510,635	2,650,117
Fannie Mae, 5.37%, 2013	1,097,103	1,144,506
Fannie Mae, 4.61%, 2014	1,444,535	1,549,480
Fannie Mae, 4.62%, 2014 - 2015	4,283,442	4,612,372
Fannie Mae, 4.77%, 2014	1,744,394	1,868,471
Fannie Mae, 4.841%, 2014	3,943,998	4,217,294
Fannie Mae, 5.05%, 2014	1,196,918	1,294,955
Fannie Mae, 5.412%, 2014	2,498,381	2,719,026
Fannie Mae, 4.53%, 2015	1,168,548	1,252,193
Fannie Mae, 4.56%, 2015	22,638	24,245
Fannie Mae, 4.6%, 2015	1,870,354	2,008,642
Fannie Mae, 4.665%, 2015	1,182,539	1,270,216
Fannie Mae, 4.7%, 2015	28,290	30,477

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Bonds - continued
Mortgage-Backed - continued
Fannie Mae, 4.78%, 2015	$2,573,673	$2,779,522
Fannie Mae, 4.815%, 2015	1,841,659	1,989,940
Fannie Mae, 4.85%, 2015	1,424,940	1,537,542
Fannie Mae, 4.87%, 2015	1,199,759	1,297,781
Fannie Mae, 4.89%, 2015	373,405	404,621
Fannie Mae, 4.922%, 2015	4,631,137	5,021,099
Fannie Mae, 4.94%, 2015	2,616,000	2,837,850
Fannie Mae, 5%, 2016 - 2040	51,964,995	55,099,477
Fannie Mae, 5.09%, 2016	2,802,067	3,051,647
Fannie Mae, 5.395%, 2016	2,404,430	2,614,472
Fannie Mae, 5.424%, 2016	5,209,610	5,721,108
Fannie Mae, 5.5%, 2016 - 2039	73,197,591	79,126,868
Fannie Mae, 5.725%, 2016	2,149,965	2,388,292
Fannie Mae, 5.93%, 2016	1,260,037	1,370,637
Fannie Mae, 4.99%, 2017	4,476,281	4,840,822
Fannie Mae, 5.28%, 2017	2,671,711	2,912,723
Fannie Mae, 5.488%, 2017	1,368,488	1,519,154
Fannie Mae, 5.54%, 2017	1,484,115	1,611,326
Fannie Mae, 5.18%, 2019	540,970	585,783
Fannie Mae, 4.88%, 2020	774,217	819,753
Fannie Mae, 5.19%, 2020	2,814,917	2,999,739
Fannie Mae, 5.35%, 2023	1,959,450	2,121,573
Fannie Mae, 4%, 2024	12,304,134	12,771,373
Fannie Mae, 4.5%, 2025	3,829,942	4,045,748
Fannie Mae, 6.5%, 2031 - 2033	628,351	711,922
Fannie Mae, 6%, 2034 - 2038	42,674,888	46,801,932
Fannie Mae, 4.5%, 2040	5,915,370	6,100,320
Freddie Mac, 3.882%, 2017	8,187,000	8,485,623
Freddie Mac, 5%, 2017 - 2040	30,529,065	32,262,812
Freddie Mac, 5.5%, 2017 - 2038	33,209,415	35,891,034
Freddie Mac, 3.32%, 2020	2,985,383	3,047,102
Freddie Mac, 4.251%, 2020	4,741,000	4,873,761
Freddie Mac, 4%, 2025 - 2040	37,227,447	37,856,092
Freddie Mac, 4.5%, 2025 - 2028	9,527,105	9,927,685
Freddie Mac, 6%, 2033 - 2038	11,929,451	13,121,546
Ginnie Mae, 4%, 2032 - 2040	21,318,459	21,616,326
Ginnie Mae, 6%, 2034 - 2038	11,595,987	12,861,835
Ginnie Mae, 5.5%, 2038 - 2039	16,875,535	18,350,623
Ginnie Mae, 4.5%, 2039 - 2040	48,275,099	50,702,246

		$539,148,539
Natural Gas - Pipeline - 0.9%
El Paso Pipeline Partners LP, 6.5%, 2020	$2,700,000	$3,019,637

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Bonds - continued
Natural Gas - Pipeline - continued
Enterprise Products Operating LP, 5.65%, 2013	$1,802,000	$1,944,630
Kinder Morgan Energy Partners LP, 6.375%, 2041	7,490,000	7,866,372
Spectra Energy Capital LLC, 8%, 2019	8,284,000	10,221,876

		$23,052,515
Network & Telecom - 1.7%
AT&T, Inc., 5.35%, 2040 (n)	$7,380,000	$6,914,831
Frontier Communications Corp., 8.5%, 2020	3,503,000	3,796,376
Telecom Italia Capital, 7.175%, 2019	8,691,000	9,799,146
Telefonica Emisiones S.A.U., 5.134%, 2020	6,290,000	6,397,200
Telefonica Emisiones S.A.U., 5.462%, 2021	3,490,000	3,622,302
Verizon New York, Inc., 6.875%, 2012	14,320,000	15,109,261

		$45,639,116
Oil Services - 0.7%
Nabors Industries, Inc., 5%, 2020	$10,440,000	$10,611,153
Transocean, Inc., 6%, 2018	2,610,000	2,866,759
Transocean, Inc., 6.5%, 2020	3,310,000	3,715,538

		$17,193,450
Oils - 0.3%
LUKOIL International Finance B.V., 6.125%, 2020 (n)	$8,862,000	$9,017,085

Other Banks & Diversified Financials - 3.2%
Banco Santander U.S. Debt S.A.U., 3.781%, 2015 (n)	$7,100,000	$7,055,824
Capital One Financial Corp., 6.15%, 2016	6,690,000	7,446,519
Capital One Financial Corp., 8.8%, 2019	4,260,000	5,455,739
Citigroup, Inc., 6.125%, 2018	11,130,000	12,290,069
Citigroup, Inc., 8.5%, 2019	8,594,000	10,707,944
Discover Bank, 7%, 2020	4,210,000	4,734,276
Groupe BPCE S.A., 12.5% to 2019, FRN to 2049 (n)	5,404,000	6,296,417
HSBC Holdings PLC, 5.1%, 2021	6,798,000	6,996,794
Lloyds TSB Bank PLC, 4.875%, 2016	8,600,000	9,027,291
Nordea Bank AB, 5.424% to 2015, FRN to 2049 (n)	1,161,000	1,133,139
Santander Holdings USA, Inc., 4.625%, 2016	1,700,000	1,754,665
Turkiye Garanti Bankasi A.S., 6.25%, 2021 (z)	6,633,000	6,583,253
UBS Preferred Funding Trust V, 6.243% to 2016, FRN to 2049	6,530,000	6,530,000

		$86,011,930
Pharmaceuticals - 0.1%
Celgene Corp., 2.45%, 2015	$3,688,000	$3,620,701

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Bonds - continued
Pollution Control - 0.4%
Allied Waste North America, Inc., 6.875%, 2017	$9,660,000	$10,505,250

Printing & Publishing - 0.1%
Pearson PLC, 5.5%, 2013 (n)	$3,090,000	$3,319,096

Real Estate - 1.8%
HCP, Inc., REIT, 5.375%, 2021	$4,940,000	$5,134,913
HRPT Properties Trust, REIT, 6.25%, 2016	9,514,000	10,351,774
Kimco Realty Corp., REIT, 6%, 2012	2,846,000	3,031,226
Kimco Realty Corp., REIT, 5.783%, 2016	7,684,000	8,532,206
Liberty Property LP, REIT, 5.5%, 2016	4,563,000	4,968,208
PPF Funding, Inc., REIT, 5.35%, 2012 (n)	2,080,000	2,136,638
Simon Property Group, Inc., REIT, 10.35%, 2019	4,593,000	6,390,020
WEA Finance LLC, REIT, 6.75%, 2019 (n)	6,948,000	8,056,199

		$48,601,184
Retailers - 0.6%
Home Depot, Inc., 5.95%, 2041	$6,639,000	$6,807,903
Wesfarmers Ltd., 6.998%, 2013 (n)	9,110,000	10,038,127

		$16,846,030
Specialty Stores - 0.5%
Advance Auto Parts, Inc., 5.75%, 2020	$6,047,000	$6,394,636
Best Buy Co., Inc., 6.75%, 2013	6,570,000	7,194,886

		$13,589,522
Supermarkets - 0.2%
Delhaize Group, 5.7%, 2040	$5,558,000	$5,313,843

Telecommunications - Wireless - 0.8%
American Tower Corp., 4.5%, 2018	$9,110,000	$9,002,156
Crown Castle Towers LLC, 6.113%, 2020 (n)	7,264,000	7,861,646
Crown Castle Towers LLC, 4.883%, 2020 (n)	3,480,000	3,463,446

		$20,327,248
Tobacco - 1.1%
Altria Group, Inc., 9.25%, 2019	$2,660,000	$3,501,342
Lorillard Tobacco Co., 8.125%, 2019	10,750,000	12,719,378
Reynolds American, Inc., 7.25%, 2012	125,000	132,776
Reynolds American, Inc., 6.75%, 2017	10,032,000	11,571,691

		$27,925,187

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Bonds - continued
Transportation - Services - 0.3%
Erac USA Finance Co., 7%, 2037 (n)	$7,232,000	$8,040,697

U.S. Government Agencies and Equivalents - 7.2%
Bank of America Corp., FRN, 0.689%, 2012 (m)	$11,928,000	$11,989,000
Citigroup, Inc., FRN, 0.603%, 2012 (m)	30,444,000	30,564,284
FDIC Structured Sale Guarantee Note, 0%, 2012 (n)	2,332,000	2,280,836
General Electric Capital Corp., FRN, 0.218%, 2012 (m)	15,378,000	15,379,876
Goldman Sachs Group, Inc., FRN, 0.51%, 2012 (m)	5,866,000	5,880,319
JPMorgan Chase & Co., FRN, 0.559%, 2012 (m)	30,444,000	30,604,288
Morgan Stanley, FRN, 0.659%, 2012 (m)	31,178,000	31,338,006
National Credit Union Administration Guaranteed Note, 2.9%, 2020	5,600,000	5,532,626
PNC Funding Corp., FRN, 0.505%, 2012 (m)	15,003,000	15,041,843
Small Business Administration, 5.94%, 2016	384,774	411,328
Small Business Administration, 5.37%, 2016	388,322	412,967
Small Business Administration, 6.35%, 2021	17,519	19,248
Small Business Administration, 6.34%, 2021	29,924	32,484
Small Business Administration, 6.44%, 2021	30,863	33,578
Small Business Administration, 5.34%, 2021	176,493	188,827
Small Business Administration, 6.07%, 2022	118,853	128,902
Small Business Administration, 4.35%, 2023	972,309	1,020,669
Small Business Administration, 4.98%, 2023	1,538,059	1,627,259
Small Business Administration, 4.89%, 2023	1,329,847	1,426,838
Small Business Administration, 4.93%, 2024	1,730,922	1,842,915
Small Business Administration, 4.34%, 2024	1,491,218	1,563,774
Small Business Administration, 5.18%, 2024	1,554,432	1,659,697
Small Business Administration, 5.52%, 2024	1,970,971	2,113,075
Small Business Administration, 5.19%, 2024	1,998,447	2,142,514
Small Business Administration, 4.86%, 2024	1,302,640	1,384,613
Small Business Administration, 4.57%, 2025	2,156,905	2,277,968
Small Business Administration, 4.76%, 2025	6,385,335	6,775,891
Small Business Administration, 5.39%, 2025	698,242	752,930
Small Business Administration, 5.35%, 2026	3,844,187	4,149,208
Small Business Administration, 3.25%, 2030	4,850,000	4,767,251
Wells Fargo & Co., FRN, 0.529%, 2012 (m)	7,795,000	7,820,341

		$191,163,355
U.S. Treasury Obligations - 15.5%
U.S. Treasury Bonds, 6.25%, 2023	$4,506,000	$5,658,549
U.S. Treasury Bonds, 6%, 2026	840,000	1,036,744
U.S. Treasury Bonds, 5.25%, 2029	51,447,000	58,858,558
U.S. Treasury Bonds, 4.5%, 2036	7,588,000	7,776,516

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Bonds - continued
U.S. Treasury Obligations - continued
U.S. Treasury Bonds, 5%, 2037	$9,893,000	$10,905,489
U.S. Treasury Bonds, 4.5%, 2039	76,423,100	77,617,211
U.S. Treasury Notes, 5.125%, 2011	7,543,000	7,604,875
U.S. Treasury Notes, 1.375%, 2012	18,691,900	18,865,679
U.S. Treasury Notes, 3.125%, 2013	56,625,000	59,810,156
U.S. Treasury Notes, 1.875%, 2014	542,000	555,550
U.S. Treasury Notes, 5.125%, 2016	6,351,000	7,317,546
U.S. Treasury Notes, 3.75%, 2018	10,464,000	11,147,425
U.S. Treasury Notes, 2.75%, 2019	125,192,900	124,058,402
U.S. Treasury Notes, TIPS, 2%, 2014	5,219,707	5,741,271
U.S. Treasury Notes, TIPS, 1.625%, 2015	5,507,663	6,059,718
U.S. Treasury Notes, TIPS, 2%, 2016	9,756,512	10,969,218

		$413,982,907
Utilities - Electric Power - 1.0%
CenterPoint Energy, Inc., 5.95%, 2017	$3,300,000	$3,631,416
EDP Finance B.V., 6%, 2018 (n)	6,760,000	6,467,995
PPL WEM Holdings PLC, 5.375%, 2021 (z)	9,014,000	9,279,399
System Energy Resources, Inc., 5.129%, 2014 (z)	290,638	298,503
TECO Energy, Inc., 5.15%, 2020	7,160,000	7,551,860

		$27,229,173
Total Bonds (Identified Cost, $2,518,942,966)		$2,588,892,043

Floating Rate Loans (g)(r) - 0.1%
Automotive - 0.1%
Ford Motor Co., Term Loan B-1, 2.97%, 2013 (Identified Cost, $3,172,109)	$3,355,552	$3,358,173

Money Market Funds (v) - 1.9%
MFS Institutional Money Market Portfolio, 0.16%, at Cost and Net Asset Value	50,563,540	$50,563,540
Total Investments (Identified Cost, $2,572,678,615)		$2,642,813,756

Other Assets, Less Liabilities - 0.8%		21,464,199
Net Assets - 100.0%		$2,664,277,955

(g)	The rate shown represents a weighted average coupon rate on settled positions at period end, unless otherwise indicated.
(i)	Interest only security for which the fund receives interest on notional principal (Par amount). Par amount shown is the notional principal and does not reflect the cost of the security.
(m)	The debt is guaranteed under the Federal Deposit Insurance Corporation’s (FDIC) Temporary Liquidity Guarantee Program and is backed by the full faith and credit of the United States. The expiration date of the FDIC’s guarantee is the earlier of the maturity date of the debt or June 30, 2012.

Portfolio of Investments – continued

(n)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. At period end, the aggregate value of these securities was $300,594,718, representing 11.28% of net assets.
(q)	Interest received was less than stated coupon rate.
(r)	Remaining maturities of floating rate loans may be less than stated maturities shown as a result of contractual or optional prepayments by the borrower. Such prepayments cannot be predicted with certainty. These loans may be subject to restrictions on resale. Floating rate loans generally have rates of interest which are determined periodically by reference to a base lending rate plus a premium.
(v)	Underlying affiliated fund that is available only to investment companies managed by MFS. The rate quoted is the annualized seven-day yield of the fund at period end.
(z)	Restricted securities are not registered under the Securities Act of 1933 and are subject to legal restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are subsequently registered. Disposal of these securities may involve time-consuming negotiations and prompt sale at an acceptable price may be difficult. The fund holds the following restricted securities:

Restricted Securities	Acquisition Date	Cost	Value
ABN AMRO Bank N.V., 3%, 2014	1/27/11	$3,557,278	$3,615,048
ARCap REIT, Inc., CDO, 6.065%, 2045	12/07/06	4,234,317	466,763
ARCap REIT, Inc., CDO, “G”, 6.065%, 2045	9/21/04	2,229,656	217,745
Anthracite Ltd., “A”, CDO, FRN, 0.573%, 2019	1/15/10-3/25/11	6,846,870	8,484,571
Anthracite Ltd., “BFL”, CDO, FRN, 1.213%, 2037	12/09/10	4,572,341	4,683,229
Anthracite Ltd., “CFL”, CDO, FRN, 1.463%, 2037	3/03/11	1,057,812	1,058,220
Anthracite Ltd., CDO III, 6.077%, 2039	10/25/06-4/01/11	5,049,127	757,615
Anthracite Ltd., CDO, FRN, 1.063%, 2037	2/24/10-3/03/11	8,250,474	8,834,447
ARCap REIT, Inc., CDO, “H”, FRN, 6.065%, 2045	3/11/05-12/30/08	1,094,625	33,517
Bayview Commercial Asset Trust, FRN, 0.523%, 2035	6/09/05	704,920	551,987
Bayview Commercial Asset Trust, FRN, 2.87%, 2035	10/06/05	1,864,084	819,910
Bayview Commercial Asset Trust, FRN, 2.93%, 2036	2/28/06	1,584,665	779,052
Bayview Commercial Asset Trust, FRN, 0.483%, 2036	2/23/06	565,263	441,735
Bayview Commercial Asset Trust, FRN, 2.415%, 2036	5/16/06-5/29/09	1,358,366	929,066
Bayview Commercial Asset Trust, FRN, 3.213%, 2036	9/11/06	3,982,716	2,191,154
Bayview Commercial Asset Trust, FRN, 3.132%, 2036	10/25/06	1,963,124	1,054,235
Bayview Commercial Asset Trust, FRN, 3.233%, 2037	1/26/07-5/29/09	3,278,553	2,655,539

Portfolio of Investments – continued

Restricted Securities - continued	Acquisition Date	Cost	Value
Bayview Commercial Mortgage Pass Through Trust, 2.93%, 2036	3/29/06	$1,166,364	$526,052
Bayview Financial Revolving Mortgage Loan Trust, FRN, 1.811%, 2040	3/01/06	3,633,732	2,049,377
Brascan Real Estate, CDO, FRN, 1.874%, 2040	9/14/04	418,000	292,600
CIT Group, Inc., 6.625%, 2018	3/23/11-3/24/11	6,894,720	7,323,650
CNPC (HK) Overseas Capital Ltd., 4.5%, 2021	4/20/11-4/21/11	6,606,366	6,646,984
CNPC (HK) Overseas Capital Ltd., 5.95%, 2041	4/20/11	221,056	227,291
Capital Trust Realty Ltd., CDO, 5.16%, 2035	4/07/06-3/04/10	8,260,440	8,642,802
Capital Trust Realty Ltd., CDO, 5.26%, 2035	9/14/10	6,462,173	7,074,200
Carey Commercial Mortgage Trust, 2002-1, “A”, 5.97%, 2019	7/22/10	1,042,867	1,051,194
Commercial Mortgage Asset Trust, “X”, 0.993%, 2032	8/25/03	55,010	33,474
Crest G-Star, 2001-1A, “A”, CDO, FRN, 0.781%, 2016	7/21/10	1,168,102	1,192,429
Crest G-Star, CDO, 6.95%, 2032	9/13/05-3/25/11	7,832,594	6,928,500
Crest Ltd., “A1” CDO, FRN, 0.789%, 2018	1/21/10-3/04/10	5,569,613	6,638,348
Crest Ltd., “A2”, CDO, 4.669%, 2018	3/02/10	1,814,382	2,054,428
Crest Ltd., “B”, CDO, FRN, 1.623%, 2035	1/12/10-3/01/10	5,322,594	6,233,518
FIH Erhvervsbank A.S., 1.75%, 2012	12/02/09	3,815,540	3,879,221
Falcon Franchise Loan LLC, FRN, 3.259%, 2023	1/18/02-3/23/11	13,871	19,405
Falcon Franchise Loan LLC, FRN, 3.633%, 2025	1/29/03-3/23/11	647,309	611,899
First Union National Bank Commercial Mortgage Trust, FRN, 1.329%, 2043	12/11/03	7,511	1,443
Gramercy Real Estate Ltd., CDO, FRN, 0.594%, 2035	6/21/05-1/18/07	1,055,599	897,240
KKR Financial CLO Ltd., “A1”, FRN, 0.544%, 2017	4/11/11	3,821,348	3,838,904
Mach One Trust Commercial Mortgage, “B”, 5.43%, 2040	3/10/10-3/25/11	4,897,464	5,249,980
Morgan Stanley Capital I, Inc., FRN, 1.345%, 2031	6/10/03	34,363	24,028
NIBC Bank N.V., 2.8%, 2014	11/24/09	4,932,120	5,084,989
PPL WEM Holdings PLC, 5.375%, 2021	4/18/11-4/19/11	9,077,967	9,279,399
PTTEP Canada International Finance Ltd., 5.692%, 2021	3/29/11	6,551,626	6,629,187
Preferred Term Securities XIX Ltd., CDO, FRN, 0.659%, 2035	9/08/05-3/28/11	7,831,848	5,368,485
Prudential Securities Secured Financing Corp., FRN, 6.916%, 2013	12/06/04-5/29/09	1,960,105	2,006,997
RCI Banque S.A., 4.6%, 2016	4/05/11	4,476,471	4,551,058
Salomon Brothers Mortgage Securities, Inc., FRN, 7.287%, 2032	1/07/05	3,683,604	3,422,036

Portfolio of Investments – continued

Restricted Securities - continued	Acquisition Date	Cost	Value
Smart Trust, “A2B”, FRN, 0.971%, 2013	3/10/11	$3,467,000	$3,467,017
System Energy Resources, Inc., 5.129%, 2014	4/16/04	290,638	298,503
Turkiye Garanti Bankasi A.S., 6.25%, 2021	4/14/11-4/20/11	6,577,361	6,583,253
Virgin Media Secured Finance PLC, 5.25%, 2021	2/24/11	2,268,339	2,332,531
Total Restricted Securities			$158,034,255
% of Net Assets			5.9%

The following abbreviations are used in this report and are defined:

CDO	Collateralized Debt Obligation
CLO	Collateralized Loan Obligation
FRN	Floating Rate Note. Interest rate resets periodically and may not be the rate reported at period end.
PLC	Public Limited Company
REIT	Real Estate Investment Trust
TIPS	Treasury Inflation Protected Security

See Notes to Financial Statements

Financial Statements

STATEMENT OF ASSETS AND LIABILITIES

At 4/30/11

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

Assets
Investments-
Non-affiliated issuers, at value (identified cost, $2,522,115,075)	$2,592,250,216
Underlying affiliated funds, at cost and value	50,563,540
Total investments, at value (identified cost, $2,572,678,615)	$2,642,813,756
Cash	1,219,551
Receivables for
Investments sold	4,648,422
Fund shares sold	7,164,848
Interest	24,215,923
Other assets	17,038
Total assets	$2,680,079,538
Liabilities
Payables for
Distributions	$3,121,335
Investments purchased	8,515,932
Fund shares reacquired	3,126,682
Payable to affiliates
Investment adviser	112,446
Shareholder servicing costs	767,419
Distribution and service fees	34,898
Program manager fees	45
Payable for independent Trustees’ compensation	35
Accrued expenses and other liabilities	122,791
Total liabilities	$15,801,583
Net assets	$2,664,277,955
Net assets consist of
Paid-in capital	$2,672,130,010
Unrealized appreciation (depreciation) on investments	70,135,141
Accumulated net realized gain (loss) on investments	(78,340,929)
Undistributed net investment income	353,733
Net assets	$2,664,277,955
Shares of beneficial interest outstanding	252,029,923

Statement of Assets and Liabilities – continued

	Net assets	Shares outstanding	Net asset value per share (a)
Class A	$900,575,492	85,213,266	$10.57
Class B	41,493,120	3,920,303	10.58
Class C	135,007,361	12,756,826	10.58
Class I	1,470,217,581	139,067,587	10.57
Class W	5,643,190	533,756	10.57
Class R1	2,968,566	280,403	10.59
Class R2	41,076,488	3,889,448	10.56
Class R3	29,492,740	2,790,895	10.57
Class R4	32,335,982	3,059,911	10.57
Class 529A	2,592,680	245,831	10.55
Class 529B	590,273	55,755	10.59
Class 529C	2,284,482	215,942	10.58

(a)	Maximum offering price per share was equal to the net asset value per share for all share classes, except for Classes A and 529A, for which the maximum offering prices per share were $11.10 [100 / 95.25 x $10.57] and $11.08 [100 / 95.25 x $10.55], respectively. On sales of $50,000 or more, the maximum offering prices of Class A and Class 529A shares are reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, Class C, Class 529B, and Class 529C shares. Redemption price per share was equal to the net asset value per share for Classes I, W, R1, R2, R3, R4, and 529A.

See Notes to Financial Statements

Financial Statements

STATEMENT OF OPERATIONS

Year ended 4/30/11

This statement describes how much your fund earned in investment income and accrued in expenses.

It also describes any gains and/or losses generated by fund operations.

Net investment income
Income
Interest	$114,659,549
Dividends from underlying affiliated funds	120,340
Total investment income	$114,779,889
Expenses
Management fee	$12,663,617
Distribution and service fees	4,630,507
Program manager fees	5,154
Shareholder servicing costs	2,794,315
Administrative services fee	351,172
Independent Trustees’ compensation	56,897
Custodian fee	269,958
Shareholder communications	213,541
Auditing fees	64,406
Legal fees	45,586
Miscellaneous	349,058
Total expenses	$21,444,211
Reduction of expenses by investment adviser and distributor	(972,620)
Net expenses	$20,471,591
Net investment income	$94,308,298
Realized and unrealized gain (loss) on investments
Realized gain (loss) (identified cost basis)
Investment transactions	$56,296,459
Swap transactions	(431,042)
Net realized gain (loss) on investments	$55,865,417
Change in unrealized appreciation (depreciation) on investments	$14,148,934
Net realized and unrealized gain (loss) on investments	$70,014,351
Change in net assets from operations	$164,322,649

See Notes to Financial Statements

Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

	Years ended 4/30
	2011	2010
Change in net assets
From operations
Net investment income	$94,308,298	$96,838,593
Net realized gain (loss) on investments	55,865,417	52,654,178
Net unrealized gain (loss) on investments	14,148,934	240,423,670
Change in net assets from operations	$164,322,649	$389,916,441
Distributions declared to shareholders
From net investment income	$(99,989,386)	$(107,085,274)
Change in net assets from fund share transactions	$86,427,900	$377,634,378
Total change in net assets	$150,761,163	$660,465,545
Net assets
At beginning of period	2,513,516,792	1,853,051,247
At end of period (including undistributed net investment income of $353,733 and accumulated distributions in excess of net investment income of $2,201,891, respectively)	$2,664,277,955	$2,513,516,792

See Notes to Financial Statements

Financial Statements

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Class A	Years ended 4/30
	2011	2010	2009	2008	2007
Net asset value, beginning of period	$10.30	$8.99	$9.78	$10.04	$9.86
Income (loss) from investment operations
Net investment income (d)	$0.39	$0.44	$0.48	$0.49	$0.47
Net realized and unrealized gain (loss) on investments and foreign currency	0.29	1.35	(0.74)	(0.24)	0.21
Total from investment operations	$0.68	$1.79	$(0.26)	$0.25	$0.68
Less distributions declared to shareholders
From net investment income	$(0.41)	$(0.48)	$(0.53)	$(0.51)	$(0.50)
Net asset value, end of period	$10.57	$10.30	$8.99	$9.78	$10.04
Total return (%) (r)(s)(t)	6.73	20.30	(2.54)	2.60	7.08
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.91	0.92	1.03	1.02	1.06
Expenses after expense reductions (f)	0.81	0.79	0.64	0.62	0.70
Net investment income	3.72	4.45	5.27	4.94	4.75
Portfolio turnover	67	90	75	96	56
Net assets at end of period (000 omitted)	$900,575	$918,742	$799,077	$1,137,796	$1,059,522

See Notes to Financial Statements

Financial Highlights – continued

Class B	Years ended 4/30
	2011	2010	2009	2008	2007
Net asset value, beginning of period	$10.31	$9.00	$9.80	$10.06	$9.88
Income (loss) from investment operations
Net investment income (d)	$0.30	$0.36	$0.41	$0.41	$0.39
Net realized and unrealized gain (loss) on investments and foreign currency	0.30	1.36	(0.75)	(0.24)	0.21
Total from investment operations	$0.60	$1.72	$(0.34)	$0.17	$0.60
Less distributions declared to shareholders
From net investment income	$(0.33)	$(0.41)	$(0.46)	$(0.43)	$(0.42)
Net asset value, end of period	$10.58	$10.31	$9.00	$9.80	$10.06
Total return (%) (r)(s)(t)	5.88	19.34	(3.41)	1.75	6.17
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.66	1.65	1.64	1.63	1.71
Expenses after expense reductions (f)	1.61	1.58	1.44	1.43	1.55
Net investment income	2.91	3.66	4.47	4.11	3.92
Portfolio turnover	67	90	75	96	56
Net assets at end of period (000 omitted)	$41,493	$45,472	$45,473	$60,335	$67,970

Class C	Years ended 4/30
	2011	2010	2009	2008	2007
Net asset value, beginning of period	$10.31	$9.00	$9.80	$10.05	$9.88
Income (loss) from investment operations
Net investment income (d)	$0.30	$0.35	$0.40	$0.40	$0.39
Net realized and unrealized gain (loss) on investments and foreign currency	0.29	1.36	(0.75)	(0.22)	0.20
Total from investment operations	$0.59	$1.71	$(0.35)	$0.18	$0.59
Less distributions declared to shareholders
From net investment income	$(0.32)	$(0.40)	$(0.45)	$(0.43)	$(0.42)
Net asset value, end of period	$10.58	$10.31	$9.00	$9.80	$10.05
Total return (%) (r)(s)(t)	5.83	19.28	(3.45)	1.84	6.07
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.66	1.66	1.69	1.67	1.71
Expenses after expense reductions (f)	1.66	1.64	1.49	1.47	1.55
Net investment income	2.86	3.51	4.43	4.08	3.90
Portfolio turnover	67	90	75	96	56
Net assets at end of period (000 omitted)	$135,007	$141,966	$83,990	$83,506	$67,112

See Notes to Financial Statements

Financial Highlights – continued

Class I	Years ended 4/30
	2011	2010	2009	2008	2007
Net asset value, beginning of period	$10.30	$8.99	$9.78	$10.04	$9.87
Income (loss) from investment operations
Net investment income (d)	$0.40	$0.45	$0.50	$0.50	$0.48
Net realized and unrealized gain (loss) on investments and foreign currency	0.30	1.36	(0.75)	(0.23)	0.21
Total from investment operations	$0.70	$1.81	$(0.25)	$0.27	$0.69
Less distributions declared to shareholders
From net investment income	$(0.43)	$(0.50)	$(0.54)	$(0.53)	$(0.52)
Net asset value, end of period	$10.57	$10.30	$8.99	$9.78	$10.04
Total return (%) (r)(s)	6.89	20.47	(2.39)	2.75	7.13
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.66	0.67	0.69	0.67	0.71
Expenses after expense reductions (f)	0.66	0.64	0.49	0.47	0.55
Net investment income	3.87	4.54	5.43	5.09	4.89
Portfolio turnover	67	90	75	96	56
Net assets at end of period (000 omitted)	$1,470,218	$1,291,881	$825,529	$1,301,075	$958,287

Class W	Years ended 4/30
	2011	2010	2009	2008	2007
Net asset value, beginning of period	$10.30	$8.99	$9.78	$10.03	$9.86
Income (loss) from investment operations
Net investment income (d)	$0.40	$0.45	$0.49	$0.49	$0.39
Net realized and unrealized gain (loss) on investments and foreign currency	0.29	1.35	(0.74)	(0.22)	0.29
Total from investment operations	$0.69	$1.80	$(0.25)	$0.27	$0.68
Less distributions declared to shareholders
From net investment income	$(0.42)	$(0.49)	$(0.54)	$(0.52)	$(0.51)
Net asset value, end of period	$10.57	$10.30	$8.99	$9.78	$10.03
Total return (%) (r)(s)	6.78	20.36	(2.49)	2.75	7.02
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.76	0.77	0.79	0.77	0.82
Expenses after expense reductions (f)	0.76	0.73	0.59	0.57	0.65
Net investment income	3.78	4.56	5.34	4.92	4.55
Portfolio turnover	67	90	75	96	56
Net assets at end of period (000 omitted)	$5,643	$9,582	$16,151	$14,321	$861

See Notes to Financial Statements

Financial Highlights – continued

Class R1	Years ended 4/30
	2011	2010	2009	2008	2007
Net asset value, beginning of period	$10.31	$9.00	$9.80	$10.06	$9.88
Income (loss) from investment operations
Net investment income (d)	$0.30	$0.36	$0.41	$0.40	$0.38
Net realized and unrealized gain (loss) on investments and foreign currency	0.30	1.35	(0.76)	(0.24)	0.21
Total from investment operations	$0.60	$1.71	$(0.35)	$0.16	$0.59
Less distributions declared to shareholders
From net investment income	$(0.32)	$(0.40)	$(0.45)	$(0.42)	$(0.41)
Net asset value, end of period	$10.59	$10.31	$9.00	$9.80	$10.06
Total return (%) (r)(s)	5.93	19.28	(3.45)	1.65	6.07
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.66	1.67	1.69	1.75	1.90
Expenses after expense reductions (f)	1.66	1.64	1.49	1.56	1.65
Net investment income	2.86	3.61	4.44	3.99	3.79
Portfolio turnover	67	90	75	96	56
Net assets at end of period (000 omitted)	$2,969	$2,985	$2,998	$2,891	$1,655

Class R2	Years ended 4/30
	2011	2010	2009	2008	2007
Net asset value, beginning of period	$10.29	$8.98	$9.77	$10.03	$9.85
Income (loss) from investment operations
Net investment income (d)	$0.35	$0.40	$0.45	$0.44	$0.42
Net realized and unrealized gain (loss) on investments and foreign currency	0.30	1.36	(0.74)	(0.23)	0.21
Total from investment operations	$0.65	$1.76	$(0.29)	$0.21	$0.63
Less distributions declared to shareholders
From net investment income	$(0.38)	$(0.45)	$(0.50)	$(0.47)	$(0.45)
Net asset value, end of period	$10.56	$10.29	$8.98	$9.77	$10.03
Total return (%) (r)(s)	6.36	19.90	(2.88)	2.14	6.55
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.16	1.17	1.19	1.27	1.45
Expenses after expense reductions (f)	1.16	1.14	0.99	1.07	1.20
Net investment income	3.37	4.08	4.94	4.49	4.25
Portfolio turnover	67	90	75	96	56
Net assets at end of period (000 omitted)	$41,076	$41,092	$33,055	$42,613	$26,212

See Notes to Financial Statements

Financial Highlights – continued

Class R3	Years ended 4/30
	2011	2010	2009	2008	2007
Net asset value, beginning of period	$10.29	$8.98	$9.77	$10.03	$9.86
Income (loss) from investment operations
Net investment income (d)	$0.38	$0.43	$0.47	$0.47	$0.45
Net realized and unrealized gain (loss) on investments and foreign currency	0.30	1.35	(0.74)	(0.24)	0.20
Total from investment operations	$0.68	$1.78	$(0.27)	$0.23	$0.65
Less distributions declared to shareholders
From net investment income	$(0.40)	$(0.47)	$(0.52)	$(0.49)	$(0.48)
Net asset value, end of period	$10.57	$10.29	$8.98	$9.77	$10.03
Total return (%) (r)(s)	6.73	20.20	(2.64)	2.39	6.71
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.91	0.92	0.94	1.01	1.12
Expenses after expense reductions (f)	0.91	0.89	0.74	0.82	0.95
Net investment income	3.62	4.35	5.18	4.74	4.50
Portfolio turnover	67	90	75	96	56
Net assets at end of period (000 omitted)	$29,493	$31,165	$26,213	$38,851	$28,761

Class R4	Years ended 4/30
	2011	2010	2009	2008	2007
Net asset value, beginning of period	$10.30	$8.98	$9.78	$10.04	$9.86
Income (loss) from investment operations
Net investment income (d)	$0.40	$0.45	$0.50	$0.49	$0.47
Net realized and unrealized gain (loss) on investments and foreign currency	0.30	1.37	(0.76)	(0.23)	0.22
Total from investment operations	$0.70	$1.82	$(0.26)	$0.26	$0.69
Less distributions declared to shareholders
From net investment income	$(0.43)	$(0.50)	$(0.54)	$(0.52)	$(0.51)
Net asset value, end of period	$10.57	$10.30	$8.98	$9.78	$10.04
Total return (%) (r)(s)	6.89	20.61	(2.50)	2.68	7.13
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.66	0.67	0.69	0.73	0.82
Expenses after expense reductions (f)	0.66	0.64	0.49	0.54	0.65
Net investment income	3.87	4.53	5.44	5.02	4.75
Portfolio turnover	67	90	75	96	56
Net assets at end of period (000 omitted)	$32,336	$26,315	$17,583	$14,182	$11,129

See Notes to Financial Statements

Financial Highlights – continued

Class 529A	Years ended 4/30
	2011	2010	2009	2008	2007
Net asset value, beginning of period	$10.27	$8.96	$9.75	$10.01	$9.84
Income (loss) from investment operations
Net investment income (d)	$0.38	$0.43	$0.47	$0.45	$0.42
Net realized and unrealized gain (loss) on investments and foreign currency	0.30	1.35	(0.75)	(0.23)	0.22
Total from investment operations	$0.68	$1.78	$(0.28)	$0.22	$0.64
Less distributions declared to shareholders
From net investment income	$(0.40)	$(0.47)	$(0.51)	$(0.48)	$(0.47)
Net asset value, end of period	$10.55	$10.27	$8.96	$9.75	$10.01
Total return (%) (r)(s)(t)	6.73	20.23	(2.74)	2.24	6.60
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.02	1.02	1.13	1.26	1.32
Expenses after expense reductions (f)	0.92	0.89	0.83	0.96	1.05
Net investment income	3.63	4.31	5.14	4.61	4.41
Portfolio turnover	67	90	75	96	56
Net assets at end of period (000 omitted)	$2,593	$2,066	$1,289	$1,170	$1,213

Class 529B	Years ended 4/30
	2011	2010	2009	2008	2007
Net asset value, beginning of period	$10.31	$9.00	$9.80	$10.06	$9.88
Income (loss) from investment operations
Net investment income (d)	$0.29	$0.34	$0.40	$0.38	$0.35
Net realized and unrealized gain (loss) on investments and foreign currency	0.30	1.36	(0.76)	(0.23)	0.22
Total from investment operations	$0.59	$1.70	$(0.36)	$0.15	$0.57
Less distributions declared to shareholders
From net investment income	$(0.31)	$(0.39)	$(0.44)	$(0.41)	$(0.39)
Net asset value, end of period	$10.59	$10.31	$9.00	$9.80	$10.06
Total return (%) (r)(s)(t)	5.82	19.17	(3.55)	1.50	5.91
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.76	1.77	1.79	1.91	1.97
Expenses after expense reductions (f)	1.76	1.74	1.59	1.71	1.80
Net investment income	2.76	3.47	4.34	3.84	3.66
Portfolio turnover	67	90	75	96	56
Net assets at end of period (000 omitted)	$590	$700	$478	$397	$355
See Notes to Financial Statements

Financial Highlights – continued

Class 529C	Years ended 4/30
	2011	2010	2009	2008	2007
Net asset value, beginning of period	$10.31	$8.99	$9.79	$10.05	$9.87
Income (loss) from investment operations
Net investment income (d)	$0.29	$0.34	$0.40	$0.37	$0.35
Net realized and unrealized gain (loss) on investments and foreign currency	0.29	1.37	(0.76)	(0.22)	0.22
Total from investment operations	$0.58	$1.71	$(0.36)	$0.15	$0.57
Less distributions declared to shareholders
From net investment income	$(0.31)	$(0.39)	$(0.44)	$(0.41)	$(0.39)
Net asset value, end of period	$10.58	$10.31	$8.99	$9.79	$10.05
Total return (%) (r)(s)(t)	5.72	19.30	(3.56)	1.49	5.91
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.76	1.77	1.79	1.91	1.97
Expenses after expense reductions (f)	1.76	1.74	1.59	1.71	1.80
Net investment income	2.77	3.46	4.34	3.82	3.65
Portfolio turnover	67	90	75	96	56
Net assets at end of period (000 omitted)	$2,284	$1,550	$1,215	$1,208	$628

(d)	Per share data is based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(t)	Total returns do not include any applicable sales charges.

See Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS

(1)	Business and Organization

MFS Research Bond Fund (the fund) is a series of MFS Series Trust IX (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2)	Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued. The fund invests a significant portion of its assets in asset-backed and/or mortgage-backed securities. The value of these securities may depend, in part, on the issuer’s or borrower’s credit quality or ability to pay principal and interest when due and may fall if an issuer or borrower defaults on its obligation to pay principal or interest or if the instrument’s credit rating is downgraded by a credit rating agency. U.S. Government securities not supported as to the payment of principal or interest by the U.S. Treasury, such as those issued by Fannie Mae, Freddie Mac, and the Federal Home Loan Banks, are subject to greater credit risk than are U.S. Government securities supported by the U.S. Treasury, such as those issued by Ginnie Mae.

Investment Valuations – Debt instruments and floating rate loans (other than short-term instruments), including restricted debt instruments, are generally valued at an evaluated or composite bid as provided by a third-party pricing service. Short-term instruments with a maturity at issuance of 60 days or less generally are valued at amortized cost, which approximates market value. Swaps are generally valued at valuations provided by a third-party pricing service. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. Values obtained from third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed

Notes to Financial Statements – continued

in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially effected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

Various inputs are used in determining the value of the fund’s assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2

Notes to Financial Statements – continued

includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. The following is a summary of the levels used as of April 30, 2011 in valuing the fund’s assets or liabilities:

Investments at Value	Level 1	Level 2	Level 3	Total
U.S. Treasury Bonds & U.S. Government Agency & Equivalents	$—	$605,146,262	$—	$605,146,262
Non-U.S. Sovereign Debt	—	66,487,469	—	66,487,469
Corporate Bonds	—	812,826,590	—	812,826,590
Residential Mortgage-Backed Securities	—	560,448,378	—	560,448,378
Commercial Mortgage-Backed Securities	—	178,836,282	—	178,836,282
Asset-Backed Securities (including CDOs)	—	100,707,030	—	100,707,030
Foreign Bonds	—	264,440,032	—	264,440,032
Floating Rate Loans	—	3,358,173	—	3,358,173
Mutual Funds	50,563,540	—	—	50,563,540
Total Investments	$50,563,540	$2,592,250,216	$—	$2,642,813,756

For further information regarding security characteristics, see the Portfolio of Investments.

Inflation-Adjusted Debt Securities – The fund invests in inflation-adjusted debt securities issued by the U.S. Treasury. The fund may also invest in inflation-adjusted debt securities issued by U.S. Government agencies and instrumentalities other than the U.S. Treasury and by other entities such as U.S. and foreign corporations and foreign governments. The principal value of these debt securities is adjusted through income according to changes in the Consumer Price Index or another general price or wage index. These debt securities typically pay a fixed rate of interest, but this fixed rate is applied to the inflation-adjusted principal amount. The principal paid at maturity of the debt security is typically equal to the inflation-adjusted principal amount, or the security’s original par value, whichever is greater. Other types of inflation-adjusted securities may use other methods to adjust for other measures of inflation.

Foreign Currency Translation – Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are

Notes to Financial Statements – continued

recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Derivatives – The fund uses derivatives for different purposes, including to earn income and enhance returns, to increase or decrease exposure to a particular market, to manage or adjust the risk profile of the fund, or as alternatives to direct investments. Derivatives are used for hedging or non-hedging purposes. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. When the fund uses derivatives as an investment to increase market exposure, or for hedging purposes, gains and losses from derivative instruments may be substantially greater than the derivative’s original cost.

The derivative instruments used by the fund were swap agreements. At April 30, 2011, the fund did not have any outstanding derivative instruments.

The following table presents, by major type of derivative contract, the realized gain (loss) on derivatives held by the fund for the year ended April 30, 2011 as reported in the Statement of Operations:

Risk	Swap Transactions
Credit	(431,042)

There is no unrealized gain (loss) from derivative transactions at period end.

Derivative counterparty credit risk is managed through formal evaluation of the creditworthiness of all potential counterparties. On certain over-the-counter derivatives, the fund attempts to reduce its exposure to counterparty credit risk whenever possible by entering into an International Swaps and Derivatives Association (ISDA) Master Agreement on a bilateral basis with each of the counterparties with whom it undertakes a significant volume of transactions. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a certain deterioration in the credit quality of the other party. The ISDA Master Agreement gives the fund the right, upon an event of default by the applicable counterparty or a termination of the agreement, to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the fund’s credit risk to such counterparty equal to any amounts payable by the fund under the applicable

Notes to Financial Statements – continued

transactions, if any. However, absent an event of default by the counterparty or a termination of the agreement, the ISDA Master Agreement does not result in an offset of reported amounts of assets and liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty.

Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearing house for exchange traded derivatives (i.e., futures and exchange-traded options) while collateral terms are contract specific for over-the-counter traded derivatives (i.e., forward foreign currency exchange contracts, swaps and over-the-counter options). For derivatives traded under an ISDA Master Agreement, the collateral requirements are netted across all transactions traded under such agreement and one amount is posted from one party to the other to collateralize such obligations. Cash collateral that has been pledged to cover obligations of the fund under derivative contracts, if any, will be reported separately on the Statement of Assets and Liabilities as restricted cash. Securities collateral pledged for the same purpose, if any, is noted in the Portfolio of Investments.

Swap Agreements – The fund entered into swap agreements. A swap is generally an exchange of cash payments, at specified intervals or upon the occurrence of specified events, between the fund and a counterparty. The net cash payments exchanged are recorded as a realized gain or loss on swap transactions in the Statement of Operations. The value of the swap, which is adjusted daily and includes any related interest accruals to be paid or received by the fund, is recorded on the Statement of Assets and Liabilities. The daily change in value, including any related interest accruals to be paid or received, is recorded as unrealized appreciation or depreciation on swap transactions in the Statement of Operations. Amounts paid or received at the inception of the swap are reflected as premiums paid or received on the Statement of Assets and Liabilities and are amortized using the effective interest method over the term of the agreement. A liquidation payment received or made upon early termination is recorded as a realized gain or loss on swap transactions in the Statement of Operations.

Risks related to swap agreements include the possible lack of a liquid market, unfavorable market and interest rate movements of the underlying instrument and the failure of the counterparty to perform under the terms of the agreements. To address counterparty risk, swap transactions are limited to only highly-rated counterparties. The risk is further mitigated by having an ISDA Master Agreement between the fund and the counterparty providing for netting as described above and by the posting of collateral by the counterparty to the fund to cover the fund’s exposure to the counterparty under such ISDA Master Agreement.

Notes to Financial Statements – continued

The fund entered into credit default swaps in order to manage its exposure to the market or certain sectors of the market, to reduce its credit risk exposure to defaults of corporate and sovereign issuers or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. In a credit default swap, the protection buyer can make an upfront payment and will make a stream of payments based on a fixed percentage applied to the contract notional amount to the protection seller in exchange for the right to receive a specified return upon the occurrence of a defined credit event on the reference obligation (which may be either a single security or a basket of securities issued by corporate or sovereign issuers) and, with respect to the rare cases where physical settlement applies, the delivery by the buyer to the seller of a defined deliverable obligation. Although contract-specific, credit events generally consist of a combination of the following: bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default, or repudiation/moratorium, each as defined in the 2003 ISDA Credit Derivatives Definitions as amended by the relevant contract. Restructuring is generally not applicable when the reference obligation is issued by a North American corporation and obligation acceleration, obligation default, or repudiation/moratorium are generally only applicable when the reference obligation is issued by a sovereign entity or an entity in an emerging country. Upon determination of the final price for the deliverable obligation (or upon delivery of the deliverable obligation in the case of physical settlement), the difference between the value of the deliverable obligation and the swap’s notional amount is recorded as realized gain or loss on swap transactions in the Statement of Operations.

The fund’s maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the fair value of the contract. This risk is mitigated by having an ISDA Master Agreement between the fund and the counterparty providing for netting as described above and by the posting of collateral by the counterparty to the fund to cover the fund’s exposure to the counterparty under such ISDA Master Agreement.

Loans and Other Direct Debt Instruments – The fund invests in loans and loan participations or other receivables. These investments may include standby financing commitments, including revolving credit facilities, which obligate the fund to supply additional cash to the borrower on demand. Loan participations involve a risk of insolvency of the lending bank or other financial intermediary.

Indemnifications – Under the fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service

Notes to Financial Statements – continued

providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with U.S. generally accepted accounting principles. The fund earns certain fees in connection with its floating rate loan purchasing activities. These fees are in addition to interest payments earned and may include amendment fees, commitment fees, facility fees, consent fees, and prepayment fees. Commitment fees are recorded on an accrual basis as income in the accompanying financial statements. Inflation-indexed bonds are fixed-income securities whose principal value is periodically adjusted upward or downward to the rate of inflation. Interest is accrued based on the principal value, which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond is generally recorded as an increase or decrease in interest income, respectively, even though the adjusted principal is not received until maturity. Dividends received in cash are recorded on the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

The fund entered into “TBA” (to be announced) purchase commitments to purchase securities for a fixed unit price at a future date. Although the unit price has been established, the principal value has not been finalized. However, the principal amount of the commitments will not fluctuate more than 0.01%. The fund holds, and maintains until settlement date, cash or high-grade debt obligations in an amount sufficient to meet the purchase price, or the fund may enter into offsetting contracts for the forward sale of other securities it owns. Income on the securities will not be earned until settlement date. TBA purchase commitments may be considered securities in themselves, and involve a risk of loss if the value of the security to be purchased declines prior to settlement date, which is in addition to the risk of decline in the value of the fund’s other assets. Unsettled TBA purchase commitments are valued at the current market value of the underlying securities.

Notes to Financial Statements – continued

The fund entered into “TBA” (to be announced) sale commitments to hedge its portfolio positions or to sell mortgage-backed securities it owns under delayed delivery arrangements. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, equivalent deliverable securities, or an offsetting TBA purchase commitment deliverable on or before the sale commitment date, are held as “cover” for the transaction.

Fees Paid Indirectly – The fund’s custody fee may be reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. For the year ended April 30, 2011, custody fees were not reduced.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Book/tax differences primarily relate to amortization and accretion of debt securities.

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

	4/30/11	4/30/10
Ordinary income (including any short-term capital gains)	$99,989,386	$107,085,274

Notes to Financial Statements – continued

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 4/30/11
Cost of investments	$2,581,849,362
Gross appreciation	117,285,374
Gross depreciation	(56,320,980)
Net unrealized appreciation (depreciation)	$60,964,394
Undistributed ordinary income	8,958,331
Capital loss carryforwards	(68,505,180)
Post-October capital loss deferral	(100,004)
Other temporary differences	(9,169,596)

As of April 30, 2011, the fund had capital loss carryforwards available to offset future realized gains. Such losses expire as follows:

4/30/15	$(10,692,374)
4/30/16	(14,742,595)
4/30/17	(40,108,303)
4/30/18	(2,961,908)
$(68,505,180)

The availability of a portion of the capital loss carryforwards, which were acquired on June 22, 2007 in connection with the MFS Intermediate Investment Grade Bond Fund merger, may be limited in a given year.

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution, service, and program manager fees. The fund’s income and common expenses are allocated to shareholders based on the value of settled shares outstanding of each class. The fund’s realized and unrealized gain (loss) are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B and Class 529B shares will convert to Class A and Class 529A shares, respectively, approximately eight years after purchase.

Notes to Financial Statements – continued

The fund’s distributions declared to shareholders as reported on the Statements of Changes in Net Assets are presented by class as follows:

	From net investment income
	Year ended 4/30/11	Year ended 4/30/10
Class A	$36,855,931	$42,229,374
Class B	1,419,120	1,915,336
Class C	4,553,853	4,740,675
Class I	52,438,320	52,809,122
Class W	473,518	800,192
Class R1	97,132	126,840
Class R2	1,535,356	1,723,274
Class R3	1,201,604	1,444,093
Class R4	1,239,739	1,125,112
Class 529A	93,685	83,149
Class 529B	21,361	25,188
Class 529C	59,767	62,919
Total	$99,989,386	$107,085,274

(3)	Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at an annual rate of 0.50% of the fund’s average daily net assets.

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, as distributor, received $545,409 and $2,287 for the year ended April 30, 2011, as its portion of the initial sales charge on sales of Class A and Class 529A shares of the fund, respectively.

The Board of Trustees has adopted a distribution plan for certain class shares pursuant to Rule 12b-1 of the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD for services provided by MFD and financial intermediaries in connection with the distribution and servicing of certain share classes. One component of the plan is a distribution fee paid to MFD and another component of the plan is a service fee paid to MFD. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

Notes to Financial Statements – continued

Distribution Plan Fee Table:

	Distribution Fee Rate (d)	Service Fee Rate (d)	Total Distribution Plan (d)	Annual Effective Rate (e)	Distribution and Service Fee
Class A	—	0.25%	0.25%	0.15%	$2,338,486
Class B	0.75%	0.25%	1.00%	0.95%	451,500
Class C	0.75%	0.25%	1.00%	1.00%	1,472,050
Class W	0.10%	—	0.10%	0.10%	11,844
Class R1	0.75%	0.25%	1.00%	1.00%	31,432
Class R2	0.25%	0.25%	0.50%	0.50%	213,772
Class R3	—	0.25%	0.25%	0.25%	78,174
Class 529A	—	0.25%	0.25%	0.15%	6,098
Class 529B	0.75%	0.25%	1.00%	1.00%	7,139
Class 529C	0.75%	0.25%	1.00%	1.00%	20,012
Total Distribution and Service Fees					$4,630,507

(d)	In accordance with the distribution plan for certain classes, the fund pays distribution and/or service fees equal to these annual percentage rates of each class’ average daily net assets. The distribution and service fee rates disclosed by class represent the current rates in effect at the end of the reporting period. Any rate changes, if applicable, are detailed below.
(e)	The annual effective rates represent actual fees incurred under the distribution plan for the year ended April 30, 2011 based on each class’ average daily net assets. 0.10% of the Class A and Class 529A service fee is currently being waived under a written waiver arrangement. For the year ended April 30, 2011, this waiver amounted to $937,827 and is reflected as a reduction of total expenses in the Statement of Operations. Assets attributable to Class B shares sold prior to May 1, 2006 are subject to the 0.25% annual Class B service fee. On assets attributable to all other Class B shares, 0.15% of the Class B service fee is being paid by the fund and 0.10% of the Class B service fee is being waived under a written waiver agreement. For the year ended April 30, 2011, this waiver amounted to $23,098 and is reflected as a reduction of total expenses in the Statement of Operations. These written waiver agreements will continue until modified by the fund’s Board of Trustees, but such agreements will continue at least until August 31, 2011.

Certain Class A shares are subject to a contingent deferred sales charge (CDSC) in the event of a shareholder redemption within 24 months of purchase. Class C and Class 529C shares are subject to a CDSC in the event of a shareholder redemption within 12 months of purchase. Class B and Class 529B shares are subject to a CDSC in the event of a shareholder redemption within six years of purchase. All contingent deferred sales charges are paid to MFD and during the year ended April 30, 2011, were as follows:

Amount
Class A	$27,432
Class B	60,477
Class C	34,953
Class 529B	80

The fund has entered into and may from time to time enter into contracts with program managers and other parties which administer the tuition programs through which an investment in the fund’s 529 share classes is made. The fund

Notes to Financial Statements – continued

has entered into an agreement with MFD pursuant to which MFD receives an annual fee of up to 0.10% of the average daily net assets attributable to each 529 share class. The services provided by MFD, or a third party with which MFD contracts, include recordkeeping and tax reporting and account services, as well as services designed to maintain the program’s compliance with the Internal Revenue Code and other regulatory requirements. Program manager fees for the year ended April 30, 2011, were as follows:

Amount
Class 529A	$2,439
Class 529B	714
Class 529C	2,001
Total Program Manager Fees	$5,154

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent calculated as a percentage of the average daily net assets of the fund as determined periodically under the supervision of the fund’s Board of Trustees. For the year ended April 30, 2011, the fee was $474,745, which equated to 0.0187% annually of the fund’s average daily net assets. MFSC also receives payment from the fund for out-of-pocket expenses, sub-accounting and other shareholder servicing costs which may be paid to affiliated and unaffiliated service providers. For the year ended April 30, 2011, these out-of-pocket expenses, sub-accounting and other shareholder servicing costs amounted to $1,628,932.

Under a Special Servicing Agreement among MFS, each MFS fund which invests in other MFS funds (“MFS fund-of-funds”) and certain underlying funds in which a MFS fund-of-funds invests (“underlying funds”), each underlying fund may pay a portion of each MFS fund-of-fund’s transfer agent-related expenses, including sub-accounting fees payable to financial intermediaries, to the extent such payments do not exceed the benefits realized or expected to be realized by the underlying fund from the investment in the underlying fund by the MFS fund-of-fund. For the year ended April 30, 2011, these costs for the fund amounted to $690,638 and are reflected in the shareholder servicing costs on the Statement of Operations.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund partially reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended April 30, 2011 was equivalent to an annual effective rate of 0.0139% of the fund’s average daily net assets.

Notes to Financial Statements – continued

Trustees’ and Officers’ Compensation – The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.

Other – This fund and certain other funds managed by MFS (the funds) have entered into services agreements (the Agreements) which provide for payment of fees by the funds to Tarantino LLC and Griffin Compliance LLC in return for the provision of services of an Independent Chief Compliance Officer (ICCO) and Assistant ICCO, respectively, for the funds. The ICCO and Assistant ICCO are officers of the funds and the sole members of Tarantino LLC and Griffin Compliance LLC, respectively. The funds can terminate the Agreements with Tarantino LLC and Griffin Compliance LLC at any time under the terms of the Agreements. For the year ended April 30, 2011, the aggregate fees paid by the fund to Tarantino LLC and Griffin Compliance LLC were $23,584 and are included in miscellaneous expense on the Statement of Operations. MFS has agreed to reimburse the fund for a portion of the payments made by the fund in the amount of $11,695, which is shown as a reduction of total expenses in the Statement of Operations. Additionally, MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ICCO and Assistant ICCO.

The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks a high level of current income consistent with preservation of capital and liquidity. Income earned on this investment is included in dividends from underlying affiliated funds on the Statement of Operations. This money market fund does not pay a management fee to MFS.

(4)	Portfolio Securities

Purchases and sales of investments, other than purchased option transactions, and short-term obligations, were as follows:

	Purchases	Sales
U.S. Government securities	$899,704,368	$773,508,436
Investments (non-U.S. Government securities)	$867,199,599	$877,416,768

Notes to Financial Statements – continued

(5)	Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 4/30/11		Year ended 4/30/10
	Shares	Amount	Shares	Amount
Shares sold
Class A	26,414,730	$275,995,242	36,170,241	$355,379,664
Class B	1,268,884	13,281,207	1,448,858	14,356,692
Class C	3,962,754	41,459,920	6,799,737	66,944,197
Class I	47,802,010	500,141,351	41,269,033	410,725,669
Class W	1,041,285	10,911,605	676,001	6,701,977
Class R1	190,041	1,991,291	123,593	1,224,763
Class R2	1,247,263	13,033,541	1,728,183	17,034,370
Class R3	1,044,670	10,916,879	1,300,335	12,685,838
Class R4	1,045,325	10,901,236	1,272,713	12,631,311
Class 529A	84,632	882,350	81,065	796,482
Class 529B	10,776	112,074	22,111	209,772
Class 529C	113,194	1,186,158	91,955	916,090
	84,225,564	$880,812,854	90,983,825	$899,606,825
Shares issued to shareholders in reinvestment of distributions
Class A	2,586,662	$27,110,590	3,314,767	$32,870,853
Class B	96,701	1,014,807	144,073	1,426,453
Class C	231,840	2,433,312	266,154	2,645,530
Class I	2,641,306	27,681,605	3,280,523	32,562,482
Class W	42,081	441,446	75,257	743,845
Class R1	9,080	95,331	12,697	125,766
Class R2	142,103	1,488,455	167,957	1,664,188
Class R3	114,322	1,197,915	145,230	1,438,267
Class R4	117,450	1,231,295	111,305	1,107,266
Class 529A	8,913	93,265	8,338	82,608
Class 529B	2,016	21,160	2,531	25,133
Class 529C	5,676	59,576	6,301	62,576
	5,998,150	$62,868,757	7,535,133	$74,754,967

Notes to Financial Statements – continued

	Year ended 4/30/11		Year ended 4/30/10
	Shares	Amount	Shares	Amount
Shares reacquired
Class A	(33,013,414)	$(345,147,302)	(39,192,164)	$(383,623,003)
Class B	(1,854,384)	(19,410,844)	(2,235,802)	(22,097,014)
Class C	(5,204,693)	(54,547,639)	(2,630,415)	(26,152,744)
Class I	(36,789,592)	(382,077,519)	(10,971,595)	(109,141,389)
Class W	(1,479,799)	(15,488,445)	(1,617,917)	(16,257,021)
Class R1	(208,097)	(2,174,666)	(180,005)	(1,786,408)
Class R2	(1,493,557)	(15,617,866)	(1,584,094)	(15,545,655)
Class R3	(1,395,628)	(14,576,989)	(1,336,501)	(13,140,805)
Class R4	(658,729)	(6,882,284)	(785,212)	(7,725,225)
Class 529A	(48,789)	(511,030)	(32,127)	(322,039)
Class 529B	(24,922)	(261,381)	(9,823)	(95,518)
Class 529C	(53,350)	(557,746)	(82,886)	(840,593)
	(82,224,954)	$(857,253,711)	(60,658,541)	$(596,727,414)
Net change
Class A	(4,012,022)	$(42,041,470)	292,844	$4,627,514
Class B	(488,799)	(5,114,830)	(642,871)	(6,313,869)
Class C	(1,010,099)	(10,654,407)	4,435,476	43,436,983
Class I	13,653,724	145,745,437	33,577,961	334,146,762
Class W	(396,433)	(4,135,394)	(866,659)	(8,811,199)
Class R1	(8,976)	(88,044)	(43,715)	(435,879)
Class R2	(104,191)	(1,095,870)	312,046	3,152,903
Class R3	(236,636)	(2,462,195)	109,064	983,300
Class R4	504,046	5,250,247	598,806	6,013,352
Class 529A	44,756	464,585	57,276	557,051
Class 529B	(12,130)	(128,147)	14,819	139,387
Class 529C	65,520	687,988	15,370	138,073
	7,998,760	$86,427,900	37,860,417	$377,634,378

The fund is one of several mutual funds in which the MFS funds-of-funds may invest. The MFS funds-of-funds do not invest in the underlying MFS funds for the purpose of exercising management or control. At the end of the period, the MFS Conservative Allocation Fund, MFS Moderate Allocation Fund, and MFS Growth Allocation Fund were the owners of record of approximately 8%, 12%, and 3%, respectively, of the value of outstanding voting shares of the fund. In addition, the MFS Lifetime Retirement Income Fund, MFS Lifetime 2010 Fund, MFS Lifetime 2020 Fund, MFS Lifetime 2030 Fund, MFS Lifetime 2040 Fund, and MFS Lifetime 2050 Fund were each the owners of record of less than 1% of the value of outstanding voting shares of the fund.

(6)	Line of Credit

The fund and certain other funds managed by MFS participate in a $1.1 billion unsecured committed line of credit, subject to a $1 billion sublimit, provided

Notes to Financial Statements – continued

by a syndication of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the higher of the Federal Reserve funds rate or one month LIBOR plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds at the end of each calendar quarter. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal Reserve funds rate plus an agreed upon spread. For the year ended April 30, 2011, the fund’s commitment fee and interest expense were $26,008 and $0, respectively, and are included in miscellaneous expense on the Statement of Operations.

(7)	Transactions in Underlying Affiliated Funds-Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the fund assumes the following to be affiliated issuers:

Underlying Affiliated Funds	Beginning Shares/Par Amount	Acquisitions Shares/Par Amount	Dispositions Shares/Par Amount	Ending Shares/Par Amount
MFS Institutional Money Market Portfolio	52,816,274	1,299,123,894	(1,301,376,628)	50,563,540

Underlying Affiliated Funds	Realized Gain (Loss)	Capital Gain Distributions	Dividend Income	Ending Value
MFS Institutional Money Market Portfolio	$—	$—	$120,340	$50,563,540

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of MFS Series Trust IX and the Shareholders of

MFS Research Bond Fund:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS Research Bond Fund (a series of MFS Series Trust IX) (the “Fund”) as of April 30, 2011, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of April 30, 2011, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS Research Bond Fund as of April 30, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

June 17, 2011

TRUSTEES AND OFFICERS —

IDENTIFICATION AND BACKGROUND

The Trustees and officers of the Trust, as of June 1, 2011, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and officer is 500 Boylston Street, Boston, Massachusetts 02116.

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (born 10/20/63)	Trustee	February 2004	Massachusetts Financial Services Company, Chairman, Chief Executive Officer and Director; President (until December 2009); Chief Investment Officer (until July 2010)
Robert C. Pozen (k) (born 8/08/46)	Trustee	February 2004	Massachusetts Financial Services Company, Chairman Emeritus; Chairman (until July 2010)	Medtronic, Inc, (medical devices), Director (since 2004); The Neilsen Company (market research), Director (since 2010); Telesat (satellite communications), Director (until November 2007); Bell Canada Enterprises (telecommunications), Director (until February 2009)

Trustees and Officers – continued

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
INDEPENDENT TRUSTEES
David H. Gunning (born 5/30/42)	Trustee and Chair of Trustees	January 2004	Retired; Cleveland-Cliffs Inc. (mining products and service provider), Vice Chairman/Director (until May 2007)	Lincoln Electric Holdings, Inc. (welding equipment manufacturer), Director; Development Alternatives, Inc. (consulting), Director/Non-Executive Chairman; Portman Limited (mining), Director (until 2008)
Robert E. Butler (born 11/29/41)	Trustee	January 2006	Consultant – investment company industry regulatory and compliance matters
Maureen R. Goldfarb (born 4/06/55)	Trustee	January 2009	Private investor
William R. Gutow (born 9/27/41)	Trustee	December 1993	Private investor and real estate consultant; Capital Entertainment Management Company (video franchise), Vice Chairman	Atlantic Coast Tan (tanning salons), Vice Chairman (until 2007); Texas Donuts (donut franchise), Vice Chairman (until 2010)
Michael Hegarty (born 12/21/44)	Trustee	December 2004	Private investor

Trustees and Officers – continued

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
John P. Kavanaugh (born 11/04/54)	Trustee	January 2009	Private investor; The Hanover Insurance Group, Inc., Vice President and Chief Investment Officer (until 2006); Allmerica Investment Trust, Allmerica Securities Trust and Opus Investment Trust (investment companies), Chairman, President and Trustee (until 2006)
J. Dale Sherratt (born 9/23/38)	Trustee	June 1989	Insight Resources, Inc. (acquisition planning specialists), President; Wellfleet Investments (investor in health care companies), Managing General Partner
Laurie J. Thomsen (born 8/05/57)	Trustee	March 2005	Private investor; New Profit, Inc. (venture philanthropy), Executive Partner (until 2010)	The Travelers Companies (property and casualty insurance), Director
Robert W. Uek (born 5/18/41)	Trustee	January 2006	Consultant to investment company industry
OFFICERS
Maria F. DiOrioDwyer (k) (born 12/01/58)	President	March 2004	Massachusetts Financial Services Company, Executive Vice President and Chief Regulatory Officer (since March 2004) Chief Compliance Officer (since December 2006)
Christopher R. Bohane (k) (born 1/18/74)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel

Trustees and Officers – continued

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
John M. Corcoran (k) (born 4/13/65)	Treasurer	October 2008	Massachusetts Financial Services Company, Senior Vice President (since October 2008); State Street Bank and Trust (financial services provider), Senior Vice President, (until September 2008)
Ethan D. Corey (k) (born 11/21/63)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel
David L. DiLorenzo (k) (born 8/10/68)	Assistant Treasurer	July 2005	Massachusetts Financial Services Company, Vice President
Timothy M. Fagan (k) (born 7/10/68)	Assistant Secretary and Assistant Clerk	September 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel
Robyn L. Griffin (born 7/04/75)	Assistant Independent Chief Compliance Officer	August 2008	Griffin Compliance LLC (provider of compliance services), Principal (since August 2008); State Street Corporation (financial services provider), Mutual Fund Administration Assistant Vice President (October 2006 – July 2008); Liberty Mutual Group (insurance), Personal Market Assistant Controller (April 2006 – October 2006); Deloitte & Touche LLP (professional services firm), Senior Manager (prior to April 2006)

Trustees and Officers – continued

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
Brian E. Langenfeld (k) (born 3/07/73)	Assistant Secretary and Assistant Clerk	June 2006	Massachusetts Financial Services Company, Vice President and Senior Counsel (since May 2006); John Hancock Advisers, LLC, Assistant Vice President and Counsel (until April 2006)
Ellen Moynihan (k) (born 11/13/57)	Assistant Treasurer	April 1997	Massachusetts Financial Services Company, Senior Vice President
Susan S. Newton (k) (born 3/07/50)	Assistant Secretary and Assistant Clerk	May 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel
Susan A. Pereira (k) (born 11/05/70)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel
Mark N. Polebaum (k) (born 5/01/52)	Secretary and Clerk	January 2006	Massachusetts Financial Services Company, Executive Vice President, General Counsel and Secretary (since January 2006); Wilmer Cutler Pickering Hale and Dorr LLP (law firm), Partner (until January 2006)
Frank L. Tarantino (born 3/07/44)	Independent Chief Compliance Officer	June 2004	Tarantino LLC (provider of compliance services), Principal
Richard S. Weitzel (k) (born 7/16/70)	Assistant Secretary and Assistant Clerk	October 2007	Massachusetts Financial Services Company, Vice President and Assistant General Counsel

Trustees and Officers – continued

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
James O. Yost (k) (born 6/12/60)	Assistant Treasurer	September 1990	Massachusetts Financial Services Company, Senior Vice President

(h)	Date first appointed to serve as Trustee/officer of an MFS fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Messrs. Pozen and Manning served as Advisory Trustees. For the period March 2008 until October 2008, Ms. DiOrioDwyer served as Treasurer of the Funds.
(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).
(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of position with MFS. The address of MFS is 500 Boylston Street, Boston, Massachusetts 02116.

Each Trustee has been elected by shareholders and each Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Messrs. Butler, Kavanaugh, Uek and Ms. Thomsen are members of the Trust’s Audit Committee.

Each of the Fund’s Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor, and, in the case of the officers, with certain affiliates of MFS. As of January 1, 2011, the Trustees served as board members of 105 funds within the MFS Family of Funds.

The Statement of Additional Information for the Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser	Custodian
Massachusetts Financial Services Company 500 Boylston Street, Boston, MA 02116-3741	JPMorgan Chase Bank One Chase Manhattan Plaza New York, NY 10081
Distributor	Independent Registered Public Accounting Firm
MFS Fund Distributors, Inc. 500 Boylston Street, Boston, MA 02116-3741	Deloitte & Touche LLP 200 Berkeley Street, Boston, MA 02116
Portfolio Managers
Joshua Marston Robert Persons Michael Roberge Jeffrey Wakelin

BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT

A discussion regarding the Board’s most recent review and renewal of the fund’s Investment Advisory Agreement with MFS is available by clicking on the fund’s name under “Mutual Funds” in the “Products and Performance” section of the MFS Web site (mfs.com).

PROXY VOTING POLICIES AND INFORMATION

A general description of the MFS funds’ proxy voting policies and procedures is available without charge, upon request, by calling
1-800-225-2606, by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the twelve-month period ended June 30, 2010 is available without charge by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q may be reviewed and copied at the:

Public Reference Room

Securities and Exchange Commission

100 F Street, NE, Room 1580

Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. The fund’s Form N-Q is available on the EDGAR database on the Commission’s Internet Web site at http://www.sec.gov, and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

A shareholder can also obtain the quarterly portfolio holdings report at mfs.com.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS funds on the MFS web site (mfs.com). This information is available by visiting the “News & Commentary” section of mfs.com or by clicking on the fund’s name under “Mutual Funds” in the “Products and Performance” section of mfs.com.

FEDERAL TAX INFORMATION (unaudited)

The fund will notify shareholders of amounts for use in preparing 2011 income tax forms in January 2012.

rev. 3/11

FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

•Social Security number and account balances

•Account transactions and transaction history

•Checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 800-225-2606 or go to mfs.com.

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., MFS Fund Distributors, Inc., MFS Heritage Trust Company, and MFS Service Center, Inc.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?

We collect your personal information, for example, when you

•open an account or provide account information

•direct us to buy securities or direct us to sell your securities

•make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates and other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

•sharing for affiliates’ everyday business purposes – information about your creditworthiness

•affiliates from using your information to market to you

•sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

•MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. •MFS does not share with nonaffiliates so they can market to you.
Joint Marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. •MFS doesn’t jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

Save paper with eDelivery.

MFS® will send you prospectuses, reports, and proxies directly via e-mail so you will get information faster with less mailbox clutter.

To sign up:

1. Go to mfs.com.

2. Log in via MFS® Access.

3. Select eDelivery.

If you own your MFS fund shares through a financial institution or a retirement plan, MFS® TALK, MFS® Access, or eDelivery may not be available to you.

Web site

mfs.com

MFS TALK

1-800-637-8255

24 hours a day

Account service and literature

Shareholders

1-800-225-2606

Financial advisors

1-800-343-2829

Retirement plan services

1-800-637-1255

Mailing address

MFS Service Center, Inc.

P.O. Box 55824

Boston, MA 02205-5824

Overnight mail

MFS Service Center, Inc.

c/o Boston Financial Data Services

30 Dan Road

Canton, MA 02021-2809

ITEM 2.	CODE OF ETHICS.

The Registrant has adopted a Code of Ethics pursuant to Section 406 of the Sarbanes-Oxley Act and as defined in Form N-CSR that applies to the Registrant’s principal executive officer and principal financial and accounting officer. During the period covered by this report, the Registrant has not amended any provision in its Code of Ethics (the “Code”) that relates to an element of the Code’s definitions enumerated in paragraph (b) of Item 2 of this Form N-CSR. During the period covered by this report, the Registrant did not grant a waiver, including an implicit waiver, from any provision of the Code.

A copy of the Code of Ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Messrs. Robert E. Butler, John P. Kavanaugh and Robert W. Uek and Ms. Laurie J. Thomsen, members of the Audit Committee, have been determined by the Board of Trustees in their reasonable business judgment to meet the definition of “audit committee financial expert” as such term is defined in Form N-CSR. In addition, Messrs. Butler, Kavanaugh and Uek and Ms. Thomsen are “independent” members of the Audit Committee (as such term has been defined by the Securities and Exchange Commission in regulations implementing Section 407 of the Sarbanes-Oxley Act of 2002). The Securities and Exchange Commission has stated that the designation of a person as an audit committee financial expert pursuant to this Item 3 on the Form N-CSR does not impose on such a person any duties, obligations or liability that are greater than the duties, obligations or liability imposed on such person as a member of the Audit Committee and the Board of Trustees in the absence of such designation or identification.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Items 4(a) through 4(d) and 4(g):

The Board of Trustees has appointed Deloitte & Touche LLP (“Deloitte”) to serve as independent accountants to certain series of the Registrant (collectively, the “Funds”). The tables below set forth the audit fees billed to the Funds as well as fees for non-audit services provided to the Funds and/or to the Funds’ investment adviser, Massachusetts Financial Services Company (“MFS”) and to various entities either controlling, controlled by, or under common control with MFS that provide ongoing services to the Funds (“MFS Related Entities”).

For the fiscal years ended April 30, 2010 and 2009, audit fees billed to the Funds by Deloitte were as follows:

	Audit Fees
	2010	2009
Fees billed by Deloitte:
MFS Bond Fund	53,015	51,991
MFS Limited Maturity Fund	45,972	45,086
MFS Municipal Limited Maturity Fund	38,499	37,760
MFS Research Bond Fund	56,292	55,204
MFS Research Bond Fund J+	43,738	42,548
Total	237,516	232,589

For the fiscal years ended April 30, 2010 and 2009, fees billed by Deloitte for audit-related, tax and other services provided to the Funds and for audit-related, tax and other services provided to MFS and MFS Related Entities were as follows:

	Audit-Related Fees[1]		Tax Fees[2]		All Other Fees[3]
	2010	2009	2010	2009	2010	2009
Fees billed by Deloitte:
To MFS Bond Fund	0	0	6,244	6,122	1,350	1,100
To MFS Limited Maturity Fund	0	0	6,157	6,036	1,350	1,100
To MFS Municipal Limited Maturity Fund	0	0	5,641	5,530	1,350	1,100
To MFS Research Bond Fund	0	0	6,157	6,036	1,350	1,100
To MFS Research Bond Fund J+	17,733	17,733	5,182	5,080	1,350	1,100
Total fees billed by Deloitte To above Funds:	17,733	17,733	29,381	28,804	6,750	5,500
To MFS and MFS Related Entities of MFS Bond Fund*	1,095,865	983,098	0	0	0	282,314
To MFS and MFS Related Entities of MFS Limited Maturity Fund*	1,095,865	983,098	0	0	0	282,314
To MFS and MFS Related Entities of MFS Municipal Limited Maturity Fund*	1,095,865	983,098	0	0	0	282,314
To MFS and MFS Related Entities of MFS Research Bond Fund*	1,095,865	983,098	0	0	0	282,314
To MFS and MFS Related Entities of MFS Research Bond Fund J*+	1,095,865	983,098	0	0	0	282,314

	2010	2009
Aggregate fees for non-audit services:
To MFS Bond Fund, MFS and MFS Related Entities#	1,279,584	1,320,459
To MFS Limited Maturity Fund, MFS and MFS Related Entities#	1,279,497	1,320,373
To MFS Municipal Limited Maturity Fund, MFS and MFS Related Entities#	1,278,981	1,319,867
To MFS Research Bond Fund, MFS and MFS Related Entities#	1,279,497	1,320,373
To MFS Research Bond Fund J, MFS and MFS Related Entities# +	1,296,255	1,337,150

+	Research Bond Fund J was terminated as of March 2011.
*	This amount reflects the fees billed to MFS and MFS Related Entities for non-audit services relating directly to the operations and financial reporting of the Funds (portions of which services also related to the operations and financial reporting of other funds within the MFS Funds complex).
#	This amount reflects the aggregate fees billed by Deloitte for non-audit services rendered to the Funds and for non-audit services rendered to MFS and the MFS Related Entities.
[1]

The fees included under “Audit-Related Fees” are fees related to assurance and related services that are reasonably related to the performance of the audit or review of financial statements, but not reported under “Audit Fees,” including accounting consultations, agreed-upon procedure reports, attestation reports, comfort letters and internal control reviews.

[2]

The fees included under “Tax Fees” are fees associated with tax compliance, tax advice and tax planning, including services relating to the filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews and tax distribution and analysis.

[3]

The fees included under “All Other Fees” are fees for products and services provided by Deloitte other than those reported under “Audit Fees,” “Audit-Related Fees” and “Tax Fees,” including fees for services related to analysis of certain portfolio holdings, and review of internal controls and review of Rule 38a-1 compliance program.

Item 4(e)(1):

Set forth below are the policies and procedures established by the Audit Committee of the Board of Trustees relating to the pre-approval of audit and non-audit related services: To the extent required by applicable law, pre-approval by the Audit Committee of the Board is needed for all audit and permissible non-audit services rendered to the Funds and all permissible non-audit services rendered to MFS or MFS Related Entities if the services relate directly to the operations and financial reporting of the Registrant. Pre-approval is currently on an engagement-by-engagement basis. In the event pre-approval of such services is necessary between regular meetings of the Audit Committee and it is not practical to wait to seek pre-approval at the next regular meeting of the Audit Committee, pre-approval of such services may be referred to the Chair of the Audit Committee for approval; provided that the Chair may not pre-approve any individual engagement for such services exceeding $50,000 or multiple engagements for such services in the aggregate exceeding $100,000 in each period between regular meetings of the Audit Committee. Any engagement pre-approved by the Chair between regular meetings of the Audit Committee shall be presented for ratification by the entire Audit Committee at its next regularly scheduled meeting.

Item 4(e)(2):

None, or 0%, of the services relating to the Audit-Related Fees, Tax Fees and All Other Fees paid by the Fund and MFS and MFS Related Entities relating directly to the operations and financial reporting of the Registrant disclosed above were approved by the audit committee pursuant to paragraphs (c)(7)(i)(C) of Rule 2-01 of Regulation S-X (which permits audit committee approval after the start of the engagement with respect to services other than audit, review or attest services, if certain conditions are satisfied).

Item 4(f): Not applicable.

Item 4(h): The Registrant’s Audit Committee has considered whether the provision by a Registrant’s independent registered public accounting firm of non-audit services to MFS and MFS Related Entities that were not pre-approved by the Committee (because such services did not relate directly to the operations and financial reporting of the Registrant) was compatible with maintaining the independence of the independent registered public accounting firm as the Registrant’s principal auditors.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the Registrant.

ITEM 6.	INVESTMENTS

A schedule of investments of the Registrant is included as part of the report to shareholders of such series under Item 1 of this Form N-CSR.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the Registrant.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the Registrant.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the Registrant.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There were no material changes to the procedures by which shareholders may send recommendations to the Board for nominees to the Registrant’s Board since the Registrant last provided disclosure as to such procedures in response to the requirements of Item 407 (c)(2)(iv) of Regulation S-K or this Item.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	Based upon their evaluation of the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as conducted within 90 days of the filing date of this report on Form N-CSR, the registrant’s principal financial officer and principal executive officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b)	There were no changes in the registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by the report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a)	File the exhibits listed below as part of this form. Letter or number the exhibits in the sequence indicated.

(1)	Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Code of Ethics attached hereto.

(2)	A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2): Attached hereto.

(b)

If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)) and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for the purposes of Section 18 of the Exchange Act (15 U.S.C.

78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference: Attached hereto.

Notice

A copy of the Amended and Restated Declaration of Trust, as amended, of the Registrant is on file with the Secretary of State of The Commonwealth of Massachusetts and notice is hereby given that this instrument is executed on behalf of the Registrant by an officer of the Registrant as an officer and not individually and the obligations of or arising out of this instrument are not binding upon any of the Trustees or shareholders individually, but are binding only upon the assets and property of the respective constituent series of the Registrant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) MFS SERIES TRUST IX

By (Signature and Title)*	MARIA F. DIORIODWYER
Maria F. DiOrioDwyer, President

Date: June 17, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	MARIA F. DIORIODWYER
Maria F. DiOrioDwyer, President (Principal Executive Officer)

Date: June 17, 2011

By (Signature and Title)*	JOHN M. CORCORAN
John M. Corcoran, Treasurer (Principal Financial Officer and Accounting Officer)

Date: June 17, 2011

*	Print name and title of each signing officer under his or her signature.